[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Exhibit 10.11
AMENDING AGREEMENT
to
ADDITIONAL CONDITIONS
FOR GRANTING CREDITS
THIS AMENDING AGREEMENT TO ADDITIONAL CONDITIONS FOR GRANTING CREDITS (this “Amending Agreement”) is made and entered into as of the 17th day of April, 2011, by and between:
(1) GAZIT—GLOBE LTD. (the “Company”)
and
(2) BANK LEUMI LE—ISRAEL B.M. (the “Bank”)

WHEREAS:	the Company and the Bank are parties to Additional Conditions for Granting Credits dated August 4, 2008, as amended by an Amendment No. 1 to the Additional Conditions dated February 26, 2009, an Amendment to the Loan Documents dated May 14, 2009, an Amendment to the Additional Conditions dated December 27, 2009, an Amendment to the Additional Conditions dated September 10, 2010 and an Amendment to the Additional Conditions dated December 27, 2010 (the “Additional Conditions”), as well as being parties to other Loan Documents (as such term is defined in the Additional Conditions); and

WHEREAS:	the Company has requested that certain changes be made to the provisions of the Additional Conditions (including the postponement of the Maturity Date and an increase in the amount of the Credit (as such terms are defined therein)); and

WHEREAS	the Company and the Bank have, subject to the fulfilment of the conditions precedent set out in clause 3 below, agreed to replace the Additional Conditions with the Restated Additional Conditions (as defined herein), subject to the terms and conditions set out in this Amending Agreement below; and

WHEREAS	Gazit Generation (as defined herein), as borrower, the Company and BLUSA (as defined herein) are, or will become, parties to the US Loan Agreement (as

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

defined herein) and the obligation of BLUSA to make or maintain any BLUSA Advance (as such term is defined in the Restated Additional Conditions) under the terms of the US Loan Agreement, shall be subject to, inter alia, the fulfilment of the conditions precedent set out in clause 3 below; and

WHEREAS	the Company has agreed that fulfilment of the conditions precedent set out in clause 3 below is for the benefit of the Bank, BLUSA and the Collateral Agent under the Loan Documents and the US Loan Documents,
NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
1.	INTERPRETATION

1.1.	Terms, words and expressions defined in the Restated Additional Conditions not otherwise defined herein shall bear the same meaning as in the Restated Additional Conditions and all provisions of the Restated Additional Conditions concerning matters of construction and interpretation shall apply to this Amending Agreement.

1.2.	In this Amending Agreement, including the Exhibits hereto:

1.2.1.	“Amending Agreement”	—	means this Amending Agreement;

1.2.2.	“Amendment Closing Date”	—	means the 2nd (second) Business Day following the date on which the Bank and BLUSA are satisfied that all the conditions precedent referred to in clause 3 below have been fulfilled (or waived, the Bank being under no obligation whatsoever to grant any waiver) in form and substance reasonably satisfactory to the Bank and BLUSA;

1.2.3.	“BLUSA”	—	means Bank Leumi USA;

1.2.4.	“Business Day”	—	means a day on which banks are open for business in Tel-Aviv, Israel and New York, New York, United States of America;

1.2.5.	“Cash Collateral Accounts”	—	means:

(a)   a deposit account to be opened by Gazit Generation at BLUSA into which account all dividends or other cash distributions paid by EOI in respect of, on or by reason of, any Gazit Generation Owned EOI Pledged Shares that are in certificated form and not credited to the Securities Account of Gazit Generation shall be deposited; and

(b) a deposit account opened or to be opened by MGN America at BLUSA into which

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       account all dividends or other cash distributions paid by EOI in respect of, on or by reason of, any MGN America Owned EOI Pledged Shares that are in certificated form and not credited to the Securities Account of MGN America shall be deposited;

1.2.6.	“Cash Collateral Agreements”	—	means:

(a)   a cash collateral agreement governed by the laws of the State of New York in form and substance satisfactory to the Bank and BLUSA, in their respective absolute discretion, to be made among Gazit Generation, the Bank, BLUSA and the Collateral Agent; and

(b)   a cash collateral agreement governed by the laws of the State of New York in form and substance satisfactory to the Bank and BLUSA, in their respective absolute discretion, to be made among MGN America, the Bank, BLUSA and the Collateral Agent;

1.2.7.	“Custody Agreement”	—	means:

(a)   the agreement to be made between Gazit Generation, the Collateral Agent, the Bank and BLUSA with any third party custodian (such as Pershing, LLC or Leumi Investment Services Inc.) (“Custodian”) nominated for such purpose by the Collateral Agent, in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion, pursuant to which, and on the terms and conditions set forth therein, the Custodian agrees to hold any stock certificate evidencing Certificated EOI Pledged Shares held by Gazit Generation and any other documents that may be deposited with the Custodian in connection therewith (including those documents relating to such Certificated EOI Pledged Shares referred to in clause 3.1.10 below); and

(b)  the agreement to be made between MGN America, the Collateral Agent, the Bank and BLUSA with any Custodian nominated for such purpose by the Collateral Agent, in form and substance satisfactory to the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       Bank and BLUSA in their respective absolute discretion, pursuant to which, and on the terms and conditions set forth therein, the Custodian agrees to hold any stock certificate evidencing Certificated EOI Pledged Shares held by MGN America and any other documents that may be deposited with the Custodian in connection therewith (including those documents relating to such Certificated EOI Pledged Shares referred to in clause 3.1.10 below);

1.2.8.	“Gazit 1995”	—	means Gazit (1995) Inc., a company incorporated under the laws of the State of Nevada, USA, whether, for the avoidance of doubt, in its capacity as a guarantor under the Restated Additional Conditions and the other Loan Documents, in its capacity as a guarantor under the US Loan Documents or in any other capacity;

1.2.9.	“Gazit America”	—	means Gazit America Inc., a corporation incorporated under the laws of the Province of Ontario;

1.2.10.	“Gazit Generation”		means Gazit First Generation LLC, a limited liability company formed under the laws of the State of Delaware, whether for the avoidance of doubt, in its capacity as a guarantor under the Restated Additional Conditions and the other Loan Documents, in its capacity as borrower under the US Loan Documents or in any other capacity;

1.2.11.	“Gazit Generation Owned EOI Pledged Shares”	—	means those EOI Pledged Shares that on the Amendment Closing Date are: (i) in legended certificated form, registered in the name of Gazit Generation and that have been delivered to the Collateral Agent to hold in safekeeping as Collateral pursuant to clause 3.1.10 below; or (ii) otherwise credited by the Securities Intermediary as financial assets to the Securities Account of Gazit Generation;

1.2.12.	“Gazit Maple”		means Gazit Maple Inc., a corporation formed under the laws of the Province of Ontario, whether, for the avoidance of doubt, in its capacity as a guarantor under the Restated Additional Conditions and the other Loan Documents, in its capacity as a guarantor under the US Loan Documents or in any other capacity;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.2.13.	“General Terms”	—	means those provisions of the General Terms of Operation of a Current Debt Account, in form and substance reasonably satisfactory to the Bank, that will apply to the terms and conditions of the Credit in the manner as contemplated under clause 18 of the Restated Additional Conditions;

1.2.14.	“Guarantees”	—	means the guarantees to be executed by each Guarantor, each of which to be in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion, to be governed by the law of the State of New York (or, in respect of the guarantee to be given by the Company, and if the Bank and BLUSA so direct in writing, by the laws of the State of Israel but, otherwise, in the absence of any such direction, by the law of the State of New York), provided that, in respect of the guarantees to be executed by Gazit Maple, such Guarantor shall guarantee the payment of the Company Secured Solo Obligations and the Company’s obligations under the Guarantee in respect of which the Company is a party (it being acknowledged that: (a) any guarantee to be given by Gazit Maple shall be on terms that such Guarantor’s liability shall be limited to the realisation of that part of the Collateral to be secured by such Guarantor under the Pledge Agreements to which such Guarantor is a party); and (b) the guarantees to be delivered and executed by the Company and MGN USA shall, without derogating from the foregoing, also include undertakings from such entities: (i) in substantially the same form as set out in Exhibit A hereto); and (ii) pursuant to which the Company and MGN USA agree to waive all rights any of them may have as a creditor of any Guarantor Shareholder arising from or related to the transfer of any EOI Common Shares from any Guarantor Shareholder to any US Guarantor or fellow Guarantor Shareholder and the entry into and the performance of any Security Document by any Guarantor Shareholder;

1.2.15.	“Guarantor Shareholder Subordination Agreement”	—	means the subordination agreement governed by the law of the State of New York in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion to be made by and among the Collateral Agent, the Bank, BLUSA, the Company and the Guarantor

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Shareholders, pursuant to which, inter alia, all Subordinated Shareholder Loans to any Guarantor Shareholder are to be subordinated to the Secured Obligations;

1.2.16.	“Guarantor Shareholders”	—	means Gazit 1995 and MGN USA and “Guarantor Shareholder” means either of them;

1.2.17.	“Guarantor Subordination Agreement”	—	means the subordination agreement governed by the law of the State of New York in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion to be made by and among the Collateral Agent, the Bank, BLUSA, the Company, the US Guarantors and the Guarantor Shareholders, pursuant to which, inter alia: all Subordinated Shareholder Loans to any US Guarantor are to be subordinated to the Secured Obligations;

1.2.18.	“Guarantors”	—	means the US Guarantors, the Guarantor Shareholders, the Company, Gazit Maple and any other Person that is a Subordinated Lender and “Guarantor” shall mean any of them;

1.2.19.	“Irrevocable Instructions”	—	means:

(a)   irrevocable instructions from Gazit Generation to EOI, in form and substance satisfactory to the Bank and BLUSA, in their respective absolute discretion, pursuant to which, inter alia, Gazit Generation shall irrevocably instruct EOI: (i) to pay all dividends or other cash dividends paid by EOI in respect or by reason of Gazit Generation Owned EOI Pledged Shares that are in certificated form into the Cash Collateral Account of Gazit Generation; (ii) not to recognise or register any transfer of any such certificated Gazit Generation Owned EOI Pledged Shares unless such transfer has first been approved in writing by the Collateral Agent; (iii) to deposit with the Collateral Agent, immediately upon their issue, all stock certificates and other relevant certificates of ownership relating to any securities issued or distributed by EOI (including any securities issued by way of any rights issue or bonus issue) in respect of, or deriving from any rights relating to, any Gazit Generation Owned

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       EOI Pledged Shares that are in certificated form; and (iv) not to issue any replacement stock certificates or cancel any stock certificates relating to the Gazit Generation Owned EOI Pledged Shares that are in certificated form, unless and to the extent approved and/or instructed otherwise by the Collateral Agent, the receipt of such instructions to be duly acknowledged by EOI to the Collateral Agent, the Bank and BLUSA; and

(b)   irrevocable instructions from MGN America to EOI, in form and substance satisfactory to the Bank and BLUSA, in their respective absolute discretion, pursuant to which, inter alia, MGN America shall irrevocably instruct EOI: (i) to pay all dividends or other cash dividends paid by EOI in respect or by reason of MGN America Owned EOI Pledged Shares that are in certificated form into the Cash Collateral Account of MGN America; (ii) not to recognise or register any transfer of any such certificated MGN America Owned EOI Pledged Shares unless such transfer has first been approved in writing by the Collateral Agent; (iii) to deposit with the Collateral Agent, immediately upon their issue, all stock certificates and other relevant certificates of ownership relating to any securities issued or distributed by EOI (including any securities issued by way of any rights issue or bonus issue) in respect of, or deriving from any rights relating to, any MGN America Owned EOI Pledged Shares that are in certificated form; and (iv) not to issue any replacement stock certificates or cancel any stock certificates relating to the MGN America Owned EOI Pledged Shares that are in certificated form, unless and to the extent approved and/or instructed otherwise by the Collateral Agent, the receipt of such instructions to be duly acknowledged by EOI to the Collateral Agent, the Bank and BLUSA;

1.2.20.	“MGN America”	—	means MGN America, LLC (formerly MGN America, Inc.), a company converted from a corporation incorporated under the laws of Nevada, USA to a limited liability company under the laws of the State of Delaware, USA, whether, for the avoidance of doubt, in its

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

capacity as a guarantor under the Restated Additional Conditions and the other Loan Documents, in its capacity as a guarantor under the US Loan Documents or in any other capacity;

1.2.21.	“MGN America Owned EOI Pledged Shares”	—	means those EOI Pledged Shares that on the Amendment Closing Date are: (i) in legended certificated form, registered in the name of MGN America and that have been delivered to the Collateral Agent to hold in safekeeping as Collateral pursuant to clause 3.1.10 below; or (ii) otherwise credited by the Securities Intermediary as financial assets in the Securities Account of MGN America;

1.2.22.	“MGN USA”	—	means MGN (USA), Inc., a company incorporated under the laws of the State of Nevada, USA, whether, for the avoidance of doubt, in its capacity as a guarantor under the Restated Additional Conditions and the other Loan Documents, in its capacity as a guarantor under the US Loan Documents or in any other capacity;

1.2.23.	“Obligors”	—	means the Company and each Guarantor and “an Obligor” means any of them;

1.2.24.	“Pledge Agreements”	—	means:

(a)   a pledge and security agreement governed by the law of the State of New York in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion to be made by Gazit 1995 in favour of the Collateral Agent, pursuant to which and subject to the terms and conditions thereof, Gazit 1995 shall grant to the Collateral Agent (for the benefit of the Bank and BLUSA) as part of the security for the Secured Obligations, a first priority security interest in all rights, title and interests of Gazit 1995 in and to the following: (i) all its shareholdings and equity interests in Gazit Generation and MGN America; and (ii) all Subordinated Shareholder Loans now existing or hereafter made by it to any US Guarantor and to MGN USA subject to and in accordance with clause 15.19 of the Restated Additional Conditions;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)   a pledge and security agreement governed by the law of the State of New York in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion to be made by MGN USA in favour of the Collateral Agent, pursuant to which and subject to the terms and conditions thereof, MGN USA shall grant to the Collateral Agent (for the benefit of the Bank and BLUSA) as part of the security for the Secured Obligations, a first priority security interest in all rights, title and interests of MGN USA in and to the following: (i) all its shareholdings and equity interests in MGN America; and (ii) all Subordinated Shareholder Loans now existing or hereafter made by it to any US Guarantor and to Gazit 1995 subject to and in accordance with clause 15.19 of the Restated Additional Conditions;

(c)   a security agreement governed by the law of the State of New York in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion to be made by the Company in favour of the Collateral Agent, pursuant to which and subject to the terms and conditions thereof, the Company shall grant to the Collateral Agent (for the benefit of the Bank and BLUSA) as part of the security for the Secured Obligations, a first priority security interest in all rights, title and interests of the Company in and to all Subordinated Shareholder Loans now existing or hereafter made by it to any US Guarantor and to any Guarantor Shareholder subject, in respect of any Subordinated Shareholder Loans made to a Guarantor Shareholder, to and in accordance with clause 15.19 of the Restated Additional Conditions;

(d)   a pledge and security agreement governed by the law of the State of New York in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion to be made by Gazit Generation in favour of the Collateral Agent, pursuant to which and subject to the terms and conditions thereof, Gazit Generation shall grant to the Collateral Agent (for the benefit of the Bank and BLUSA) as part of the security for the Secured Obligations, a

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       first priority security interest in all of its personal property, whether now existing or hereafter acquired, including, without limitation, all rights, title and interests of Gazit Generation in and to the following:

       (i) its Securities Account and all financial assets now or hereafter credited thereto; (ii) the securities entitlement of Gazit Generation from the Securities Intermediary for the Gazit Generation Owned EOI Pledged Shares, all, or subject to clause 3.1.10 below, some, of which shares shall have been deposited in, and credited by the Securities Intermediary as financial assets to, Gazit Generation’s Securities Account; (iii) the Gazit Generation Owned EOI Pledged Shares that are in legended certificated form; and (iv) in the event any of the Gazit Generation Owned EOI Pledged Shares are in legended certificated form, all rights of Gazit Generation in and to the Cash Collateral Account;

(e)   a pledge and security agreement governed by the law of the State of New York in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion to be made by MGN America in favour of the Collateral Agent, pursuant to which and subject to the terms and conditions thereof, MGN America shall grant to the Collateral Agent (for the benefit of the Bank and BLUSA) as part of the security for the Secured Obligations, a first priority security interest in all of its personal property, whether now existing or hereafter acquired, including, without limitation, all rights, title and interests of MGN America in and to the following: (i) its Securities Account and all financial assets now or hereafter credited thereto; (ii) the securities entitlement of MGN America from the Securities Intermediary for the MGN America Owned EOI Pledged Shares, all, or subject to clause 3.1.10 below, some, of which shares shall have been deposited in, and credited by the Securities Intermediary as financial assets to, MGN America’s Securities Account; (iii) the MGN America Owned EOI Pledged Shares that are in legended certificated form; (iv) in the event any of the MGN America Owned EOI Pledged Shares are

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       in legended certificated form, all rights of MGN America in and to the Cash Collateral Account; and (v) the Registration Rights Agreement (subject to and in accordance with clause 1.1.22(d) of the Restated Additional Conditions);

(f)   a pledge and security agreement governed by the law of the State of New York in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion to be made by Gazit Maple in favour of the Collateral Agent, pursuant to which and subject to the terms and conditions thereof, Gazit Maple shall grant to the Collateral Agent (for the benefit of the Bank and BLUSA) as part of the security for the Company Secured Solo Obligations and the Company’s obligations under the Guarantee in respect of which the Company is a party, a first priority security interest of the nature contemplated under the Restated Additional Conditions and under the US Loan Agreement in all rights, title and interests of Gazit Maple in and to: (i) its Securities Account and all financial assets now or hereafter credited thereto; and (ii) the securities entitlement of Gazit Maple from the Securities Intermediary for the Gazit America Pledged Shares, all of which security entitlements shall have been deposited in, and credited by the Securities Intermediary as financial assets to, Gazit Maple’s Securities Account; and

(g)   a pledge and security agreement governed by the law of the Province of Ontario in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion to be made by Gazit Maple in favour of the Collateral Agent, pursuant to which and subject to the terms and conditions thereof, Gazit Maple shall grant to the Collateral Agent (for the benefit of the Bank and BLUSA) as part of the security for the Company Secured Solo Obligations and the Company’s obligations under the Guarantee in respect of which the Company is a party, a first priority security interest of the nature contemplated under the Restated Additional Conditions and under the US Loan Agreement in all rights, title and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

        interests of: (i) its Securities Account and all financial assets now or hereafter credited thereto; and (ii) the securities entitlement of Gazit Maple from the Securities Intermediary for the Gazit America Pledged Shares all of which security entitlements shall be deposited in, and credited by the Securities Intermediary as financial assets to, Gazit Maple’s Securities Account;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.2.25.	“Restated Additional Conditions”	—	means the Amended and Restated Additional Conditions, which will replace the Additional Conditions in accordance with the terms of this Amending Agreement, the terms of which are set out in Exhibit B hereto and initialled, for the purposes of identification, by the parties hereto (with any blanks to be filled in pursuant to clause 3.1.26 below);

1.2.26.	“Securities Account Control Agreements”		means:

(a)   the Securities Account Control Agreement in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion governed by the law of the State of New York dated on or about the Amendment Closing Date by and between MGN America, the Collateral Agent and the Securities Intermediary;

(b)   the Securities Account Control Agreement in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion governed by the law of the State of New York dated on or about the Amendment Closing Date by and between Gazit Generation, the Collateral Agent and the Securities Intermediary; and

(c)   the Securities Account Control Agreement in form and substance satisfactory to the Bank and BLUSA in their respective absolute discretion governed by the law of the State of New York dated on or about the Amendment Closing Date by and between Gazit Maple, the Collateral Agent and the Securities Intermediary;

1.2.27.	“US Guarantors”	—	means

(a) MGN America; and

(b) Gazit Generation

and “US Guarantor” means either of them;

1.2.28.	“US Guarantors’ Pledged Shares”	—	means:

(a) in respect of Gazit Generation, all of the issued and outstanding shares and equity interests and units of Gazit Generation

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

owned by Gazit 1995, which shares constitute the entire issued and outstanding shares and units of Gazit Generation; and

(b)   in respect of MGN America, all of the issued and outstanding shares and equity interests and units of MGN America owned by Gazit 1995 and MGN USA, which shares constitute the entire issued and outstanding shares and units of MGN America;

1.2.29.	“US Loan Agreement”	—	means a certain Loan Agreement to be entered into after the date hereof by and among Gazit Generation, as borrower, the Company and BLUSA, as lender, and the Collateral Agent;

1.2.30.	“Voting Agreements”	—	means:

(a)    the Stockholders Agreement dated January 9, 2011, by and among MGN USA, Gazit 1995, MGN America, Alony Hetz Properties and Investments, Ltd., A.H. Investments US L.P., A.H. Holding US Inc. and the Company, as clarified by a letter, executed by the parties to such agreement, dated February 1, 2011;

(b) the Liberty Equityholders Agreement; and

(c)   the Stockholders Agreement (the “Intercompany Agreement”) dated as of May 23, 2010 by and among the Company, the Guarantor Shareholders, Gazit America, MGN America, Silver Maple Inc. and Ficus Inc.

2.	RESTATEMENT AND REPLACEMENT OF THE ADDITIONAL CONDITIONS

With effect from the Amendment Closing Date and upon all activities to be performed on or before the Amendment Closing Date being completed (or otherwise, in respect of any particular activity, waived in writing by the Bank, the Bank being under no obligation whatsoever to grant any such waiver), the Additional Conditions (including the Schedules attached thereto) shall automatically be restated and fully replaced by the Restated Additional Conditions and, thereupon, the Restated Additional Conditions (in the form executed by the parties in connection with clause 3.1.26 below) shall, for the avoidance of doubt, constitute the sole definitive and binding version of the Additional Conditions and be in full force and effect.

3.	CONDITIONS PRECEDENT

3.1.	The effectiveness of the restatement and replacement of the Additional Conditions by the Restated Additional Conditions is subject to the conditions precedent that the Collateral Agent or, where indicated, the Bank or, where indicated, BLUSA, shall have received (or otherwise, in respect of any particular condition precedent, waived, in writing, by the Bank, the Bank being under no obligation whatsoever to grant any such waiver), by no later than 6 (six)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
months after the date hereof (the “Conditions Precedent Date”), all of the following documents, matters and things in form and substance satisfactory to the Bank:

3.1.1.	a copy, certified as a true copy by a legal counsel of the Company, of the Organisational Documents of the Company, and each other Guarantor, and a confirmation from the Chief Executive Officer or Chief Financial Officer of the Company, certifying that the copy of its Organisational Documents, delivered as aforesaid, is true, up-to-date and complete. In addition, an officer’s certificate, addressed to the Bank, BLUSA and the Collateral Agent, from the Chief Executive Officer or Chief Financial Officer of the Company, to be delivered to the Collateral Agent, containing copies of the Organisational Documents of EOI, and confirming that such copies are true, up-to-date and complete;

3.1.2.	copies of: (a) certificates of “good standing”, in respect of each US Guarantor and Guarantor Shareholder; and (b) a certificate of “status”, in respect of Gazit Maple, in each case, dated within 30 (thirty) days prior to the date hereof and certified by the jurisdiction of formation of each US Guarantor and each Guarantor Shareholder, together with a “bring-down” certification of good standing by such jurisdiction dated the Business Day immediately prior to the Amendment Closing Date;

3.1.3.	an opinion from the Company’s counsel confirming, in respect of each US Guarantor, Guarantor Shareholder and Gazit Maple, the following: (a) its full name; (b) its date of incorporation (or its foreign equivalent thereof); (c) its registration number (or its equivalent in its jurisdiction of formation); and (d) its registered address (or its equivalent in its jurisdiction of formation), to be delivered to the Bank;

3.1.4.	copies (in English or in Hebrew or, if the original is in another language, translated into English by a certified translator), of resolutions of the respective Boards of Directors (or equivalent supervisory boards) of each Obligor or a unanimous shareholders agreement (within the meaning of the Business Corporation Act (Ontario) in the case of Gazit Maple) (in each case, as required to comply with applicable law and the Organisational Documents of the relevant entity) and, to the extent applicable, of any committee of the respective Boards of Directors or other governing body and of the respective shareholders of each Obligor: (a) evidencing approval of each document that is to be entered into by it as a condition precedent for this Amending Agreement (including the approval of the incurrence of any indebtedness and the creation of any security interest under any such document and all the terms and conditions thereof); and (b) authorising named officers or authorised signatories (together with, if requested by the Bank, a certificate of specimen signatures in respect thereof on the Bank’s standard forms in respect of such matters) to execute, sign, deliver and perform each document to be entered into by it as a condition precedent for this Amending Agreement and authorising a specific person or persons, on its behalf, to sign and execute and/or give all documents and notices and to take all other actions required to be signed and/or given and/or taken by it under or in connection with such documents;

3.1.5.	originals (unless indicated otherwise below) of the following documents, duly executed, together with any other documents required to be delivered on the date of signature thereof or as conditions precedent to the effectiveness thereof or in order to register such documents or to perfect any pledge, charge or other security interest created thereunder, all the aforegoing: (a) to be in the respective forms as attached to this Amending Agreement, or if not so attached, in a form and on terms and conditions satisfactory to the Bank and BLUSA in their respective absolute discretion; and (b) unless otherwise indicated, to be delivered to the Collateral Agent:
1.1.1.1	3.1.5.1. the Securities Account Control Agreements;

1.1.1.2

1.1.1.3	3.1.5.2. the Pledge Agreements;

1.1.1.4

1.1.1.5	3.1.5.3. the Guarantor Subordination Agreement;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
1.1.1.6

1.1.1.7	3.1.5.4. the Guarantor Shareholder Subordination Agreement;

1.1.1.8

1.1.1.9	3.1.5.5. copies of all Subordinated Shareholder Loan Agreements dated on or before the Amendment Closing Date duly certified by the Chief Financial Officer of the Company as true copies;

1.1.1.10

1.1.1.11	3.1.5.6. in the event any of the EOI Pledged Shares are in legended certificated form, the Cash Collateral Agreements;

1.1.1.12

1.1.1.13	3.1.5.7. in the event any of the EOI Pledged Shares are in legended certificated form, the Irrevocable Instructions;

1.1.1.14

1.1.1.15	3.1.5.8. in the event any of the EOI Pledged Shares are in legended certificated form, the Custody Agreements;

1.1.1.16

1.1.1.17	3.1.5.9. the Guarantees, together with a duly acknowledged (by each Guarantor executing a copy thereof) “notice to the Guarantor in respect of a Guarantee” in the form attached as Exhibit C hereto (such acknowledgments to be delivered to the Bank);

1.1.1.18

1.1.1.19	3.1.5.10. a copy of each Voting Agreement (including, for the avoidance of doubt, the letter of clarification referred to in paragraph (a) of clause 1.2.30 above), certified by the Chief Financial Officer of the Company as being a true copy;

1.1.1.20

1.1.1.21	3.1.5.11. the General Terms, to be delivered to the Bank;

1.1.1.22

1.1.1.23	3.1.5.12. standard forms (including, in respect of the Company, the Bank’s latest version of the General Terms of Operation of a Current Debt Account in the English language, that shall apply to the terms of any financial accommodation except for the Credit, as contemplated in clause 18 of the Restated Additional Conditions, to be delivered to the Bank, and, in respect of the LTV Guarantors, the Standard Form Documents (as such term is defined in the US Loan Agreement) to be delivered to BLUSA in connection with clause 3.1.21 below) and/or agreements or other documents as may be reasonably required by the Collateral Agent, the Bank, BLUSA or the Securities Intermediary, and consistent with the Collateral Agent’s, the Bank’s, BLUSA’s or the Securities Intermediary’s general practice, as applicable and/or in order to provide or maintain the Credit, to open or maintain any Securities Account and/or, if applicable, Cash Collateral Account and/or securities deposit account and/or to accept any Guarantee, including such forms and documents, to be delivered to the Bank, as may be otherwise reasonably required by the Bank for compliance with all identification and other procedures required under the Israeli

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Prohibition on Money Laundering Law, 5760-2000 or other similar laws;

1.1.1.24

1.1.1.25	3.1.5.13. an opinion given by the external Israeli legal counsel of the Company addressed to the Bank, BLUSA and the Collateral Agent in form and substance reasonably satisfactory to the Bank and BLUSA;

1.1.1.26

1.1.1.27	3.1.5.14. opinions given by the external US legal counsel of each of the Obligors addressed to the Bank, BLUSA and the Collateral Agent in form and substance reasonably satisfactory to the Bank and BLUSA;

1.1.1.28

1.1.1.29	3.1.5.15. opinions given by the external Canadian legal counsel of Gazit Maple addressed to the Bank, BLUSA and the Collateral Agent in form and substance reasonably satisfactory to the Bank and BLUSA;

1.1.1.30

1.1.1.31	3.1.5.16. a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, addressed to the Bank, BLUSA and the Collateral Agent, in a form reasonably acceptable to the Bank and BLUSA, certifying that the Gazit Generation Owned EOI Pledged Shares and the MGN America Owned EOI Pledged Shares, as at the Amending Closing Date, constitute not less than 20% (twenty percent) of the issued and outstanding capital stock of EOI on a Fully Diluted Basis as at the Amendment Closing Date, it being agreed that any such certification, to the extent it requires the computation of the issued and outstanding capital stock of EOI on a Fully Diluted Basis, will be based on information publicly available as at the Business Day prior to the Amendment Closing Date;

1.1.1.32

1.1.1.33	3.1.5.17. a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, addressed to the Bank, BLUSA and the Collateral Agent, in a form reasonably acceptable to the Bank and BLUSA, certifying that the Qualified EOI Common Shares constitute, as at the Amending Closing Date, not less than 33.3% (thirty-three point three percent) of the issued and outstanding capital stock of EOI on a Fully Diluted Basis as at the Amendment Closing Date, it being agreed that any such certification, to the extent it requires the computation of the issued and outstanding capital stock of EOI on a Fully Diluted Basis, will be based on information publicly available as at the Business Day prior to the Amendment Closing Date; and

1.1.1.34

1.1.1.35	3.1.5.18. a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, addressed to the Bank, BLUSA and the Collateral Agent, in a form reasonably acceptable to the Bank and BLUSA, certifying as to the percentage that the Gazit America Pledged Shares, in respect of which Gazit Maple has security entitlements, constitute, as at the Amendment Closing Date, of the issued and outstanding capital stock of Gazit America on a non-Fully Diluted

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Basis, it being agreed that any such certification, to the extent it requires the computation of the issued and outstanding capital stock of Gazit America, will be based on information publicly available as at the Business Day prior to the Amendment Closing Date.

1.1.1.36

The Guarantees, the Guarantor Subordination Agreement, the Guarantor Shareholder Subordination Agreement and the Pledge Agreements, to the extent not executed in Israel, shall be certified in accordance with the Hague Apostille Convention or Section 30 of the Evidence Ordinance [New Version], 5731-1971) and a duplicate of the executed Pledge Agreement referred to in paragraph (c) of clause 1.2.24 above shall, in addition, also be delivered to the Bank with a notarised translation of such document;
3.1.6.	a copy, (certified by the Chief Executive Officer or Chief Financial Officer of the Company) of the Ownership Limits Waiver Agreement and a copy (certified by any officer or managing member of MGN America) of the Registration Rights Agreement (including all amendments and assignments made thereto);

3.1.7.	(a) the US Loan Agreement (including, without limitation, the Note, as such term is defined therein), the original to be delivered to BLUSA and a copy thereof to be delivered to the Collateral Agent and the Bank; and (b) Form U-1 executed by Gazit Generation is delivered to BLUSA;

3.1.8.	all of the Company’s representations and warranties given pursuant to this Amending Agreement shall be accurate in all material respects as of the Amendment Closing Date, as if made on the Amendment Closing Date;

3.1.9.	no Default shall have occurred and be continuing;

3.1.10.	the Pledged Shares shall have been deposited, free and clear of any Encumbrance (except for security interests created in favour of the Bank, the Collateral Agent and BLUSA under the Pledge Agreements and, to the extent expressly permitted under the Pledge Agreements, for security interests created in favour of the Securities Intermediary), and credited as financial assets to the Securities Accounts established and maintained by the US Guarantors and Gazit Maple with the Securities Intermediary, in accordance with the Pledge Agreements referred to in paragraphs (d), (e) and (f) of clause 1.2.24 above, save that, if and to the extent any EOI Pledged Shares are in certificated form and cannot, due to legend restrictions thereon, be credited as financial assets to the Securities Accounts of Gazit Generation and/or MGN America, as applicable, there shall have been deposited, free and clear of any Encumbrance (except for security interests created in favour of the Bank, the Collateral Agent and BLUSA under the Pledge Agreements), with the Custodian pursuant to the Custody Agreements (and/or deposited with such other Person, including the Collateral Agent, as the Collateral Agent may nominate for such purpose), original stock certificates representing such Certificated EOI Pledged Shares together with: (a) undated stock powers in respect of such Certificated EOI Pledged Shares duly executed in blank by the relevant pledgor thereof; and (b) undated voting proxies covering all of such Certificated EOI Pledged Shares duly executed by the relevant pledgor thereof in the Collateral Agent’s favour, all of the aforegoing in form and substance to the satisfaction of the Bank and BLUSA, in their respective absolute discretion;

3.1.11.	(a) an irrevocable approval executed by Gazit 1995 approving, inter alia, the granting of a security interest by MGN USA of all of MGN USA’s “units” in MGN America to the Collateral Agent, the Bank, BLUSA, or any other Person, the transfer of any such “units” to any Person within the framework of the realisation of the pledge over such interests and the admission of any such transferee as a member of MGN America, in form and substance satisfactory to the Bank, in its absolute discretion;

(b) an irrevocable approval executed by MGN America approving, inter alia, the granting of a security interest by Gazit 1995 of all of Gazit 1995’s “units” in MGN America to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
the Collateral Agent, the Bank, BLUSA or any other Person, the transfer of any such “units” to any Person within the framework of the realisation of the pledge over such interests and the admission of any such transferee as a member of MGN America, in form and substance satisfactory to the Bank, in its absolute discretion;

(c) a waiver from both Gazit 1995 and MGN USA waiving any requirement under Article 9.1(a) of the MGN America LLC Agreement to deliver an opinion of counsel in connection with any pledge by a member of its interest in MGN America; and

(d) an irrevocable approval executed by Gazit 1995 approving, inter alia, the transfer of all its “units” in Gazit Generation to the Collateral Agent, the Bank, BLUSA, or any other Person within the framework of the realisation of the pledge over such interests and the admission of any such transferee as a member of Gazit Generation, in form and substance satisfactory to the Bank, in its absolute discretion;

3.1.12.	all of the representations and warranties of the Obligors under each Loan Document shall be true and correct as if each such representations and warranties were made on the Amendment

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Closing Date and all of the representations and warranties of the Obligors (as such term is defined in the US Loan Agreement) under each US Loan Document shall be true and correct as if each such representations and warranties were made on the Amendment Closing Date;

3.1.13.	the Company shall have paid to the Bank the upfront fee referred to in clause 11.1 of the Restated Additional Conditions;

3.1.14.	there shall be no impediment, restriction, prohibition or limitation imposed upon the Bank, BLUSA or the Collateral Agent by any Applicable Law or regulatory body or authority, including, without limitation, impediment, restrictions, prohibitions or limitations in the policy of the Bank of Israel as to: (a) the proposed granting of the Credit under the Restated Additional Conditions or the repayment thereof; (b) the proposed financing (including the Bank’s participation thereunder) under the BLUSA Loan Agreement or its repayment; (c) the security interests to be created under, and the perfection of the security interests by the Collateral Agent in the Collateral as contemplated by, the Security Documents; (d) the realisation of any Collateral (other than mandatory provisions of Applicable Law); (e) the application of the proceeds of the realisation of any such rights; or (f) any other rights of the Collateral Agent under the Security Documents;

3.1.15.	the granting of the Credit under the Restated Additional Conditions shall not result in the Bank exceeding the limits under Bank of Israel guidelines and directives and/or under any other laws applicable to financial institutions with respect to single borrowers (Loveh Boded), groups of borrowers (Kvutzat Lovim), connected Persons (Anashim Kshurim) or to the 6 (six) largest borrowers or groups of borrowers or any other limit or limitations imposed or proposed to be imposed thereunder;

3.1.16.	under the terms of each US Guarantor’s respective Organisational Documents, each US Guarantor has expressly “opted in” to Article 8 of the Delaware Uniform Commercial Code (the “DEUCC”) and elected to treat all its limited liability company and equity interests and units as “securities” (as defined in the DEUCC) for all purposes;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
3.1.17.	except with respect to recording and registration of Encumbrances created under the Pledge Agreement referred to in clause 1.2.24(c) with the Israeli Registrar of Companies, the Pledge Agreements and the Encumbrances purported to be created thereby shall have been duly registered, perfected and filed in accordance with the laws of the jurisdiction of incorporation of the Obligor party thereto, and the laws of jurisdiction of the location of the Collateral referred to therein and that all filings, recordings, registrations and other actions in connection with the aforegoing have been made, including, without limitation, (a) in the case of MGN America, the filing of duly authorized financing statement on form UCC-1 in the Office of the Delaware Secretary of State, (b) in the case of Gazit Generation, the filing of duly authorized financing statement on form UCC-1 in the Office of the Delaware Secretary of State; (c) in the case of each Guarantor Shareholder, the filing of duly authorized financing statement on form UCC-1 in the Office of the Nevada Secretary of State; (d) in the case of the Company, the filing of duly authorized financing statement on form UCC-1 in the Office of the Recorder of Deeds in the District of Columbia and the filing of the Pledge Agreement, referred to in clause 1.2.24(c) above, together with a notarised translation thereof into the Hebrew language and notice, in the prescribed form, regarding the creation of the Encumbrances thereunder with the Israeli Registrar of Companies; and (e) in the case of Gazit Maple, the filing of a duly authorised financing statement, in an electronic format approved by the Minister of Government Services for the Province of Ontario, in the Personal Property Security Registration System for the Province of Ontario, in accordance with the provisions of the Personal Property Security Act (Ontario) and the filing of duly authorised financing statement on form UCC-1 in the Office of the Recorder of Deeds in the District of Columbia. In addition, the Bank shall have received all documents required for registration and recording of the Pledge Agreement, referred to in clause 1.2.24(c) above including a notarised translation thereof into the Hebrew language and notice, in the prescribed form, regarding the creation of the Encumbrances thereunder with the Israeli Registrar of Companies;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
3.1.18.	the Collateral Agent shall have received: (a) the individual non-consolidated financial statements and pro forma financial statements, as the case may be, of Gazit Maple, each US Guarantor and each Guarantor Shareholder, consisting of a balance sheet, profit and loss statement and statement of cash flow, certified by the Chief Executive Officer or the Chief Financial Officer of the Company or of such entity as to: (i) fair presentation of its financial position and the results of operations; and (ii) other than with respect to the pro forma financial statements, having been prepared in accordance with GAAP consistently applied, and showing each such statement immediately before and after the transfer of EOI Common Shares and the Gazit America Pledged Shares under the proposed structure and as at the Amendment Closing Date, including a certification that such entity is not (or will not be) insolvent at any of such times or dates (assuming for this purpose that all intercompany debt pledged under the Security Documents and subordinated under the Guarantor Subordination Agreement and the Guarantor Shareholder Subordination Agreement is not taken into account as debt of such entity); and (b) a list and amounts of: (i) all Subordinated Shareholder Loans owing by each US Guarantor and each Guarantor Shareholder together with details of the relevant Subordinated Lender; and (ii) all shareholder loans owing by Gazit Maple together with the details of the relevant shareholder lender, in each case, as at the date hereof and, as reasonably expected, as at the Amendment Closing Date, certified by the Chief Executive Officer or the Chief Financial Officer of the Company or of each such Guarantor, all of the aforegoing, in form and substance satisfactory to the Bank in its sole and absolute discretion;

3.1.19.	the copies of each Transfer Document (as defined in clause 14.13.3 of the Restated Additional Conditions) and any other agreement by which the Gazit America Pledged Shares were transferred to Gazit Maple or the EOI Pledged Shares were transferred to Gazit 1995 and/or any of the US Guarantors, duly certified by the Chief Executive Officer or the Chief Financial Officer of the Company;

3.1.20.	the Company shall have delivered to the Bank a list of companies included in the Non-consolidated Expanded Financial Statements of the Company for the period ending on the first Relevant Quarter;

3.1.21.	all: (a) bank or deposit accounts required by BLUSA to be opened by the LTV Guarantors with BLUSA in connection with the Credit and the BLUSA Credit; (b) the Cash Collateral Accounts and any other accounts or sub-accounts related thereto required by BLUSA, the Bank and the Collateral Agent to be opened by the US Guarantors with BLUSA; and (c) the Securities Accounts and any other accounts or sub-accounts related thereto required by the Securities Intermediary to be opened by the LTV Guarantors with the Securities Intermediary in connection with the Credit and the BLUSA Credit, shall have been opened, shall be fully operational and shall be in full force and effect;

3.1.22.	the Bank shall have received the results of recent (dated within thirty (30) days of the Amendment Closing Date) searches by a Person reasonably satisfactory to the Bank of the Uniform Commercial Code, judgment and tax lien filings that may have been filed against any Obligor or its property in the jurisdictions of such Obligor’s formation and/or where it maintains (or has maintained) its place of business or chief executive office or property or assets, as the case may be, during the previous 5 (five) years and the results of such searches shall be satisfactory to the Bank, together with “bring-down” certifications from each such jurisdictions dated the Business Day immediately prior to the Amendment Closing Date and covering the period from the dates of such previous search results to the Business Day immediately prior to the Amendment Closing Date;

3.1.23.	there shall have been delivered to the Collateral Agent, a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, addressed to the Bank, BLUSA and the Collateral Agent, in a form reasonably acceptable to the Bank, computing: (a) the financial ratio set forth in clause 9.23 of the Restated Additional Conditions; (b) the NAV Per EOI Share (duly certified by the Auditors); and (c) the Adjusted NAV Per Gazit America Share (duly certified by the Auditors), all of the aforegoing to be based on the last relevant sets of financial statements (adjusted, to the extent applicable, in respect of EOI and Gazit America,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
to IFRS) of EOI, the Company and Gazit America published before the Amendment Closing Date and to be computed as if any reference in the Restated Additional Conditions to the expression “Relevant Quarter or Financial Year” shall be deemed to refer to the last Quarter or Financial Year, as applicable, in respect of which any such financial statements were published prior to the Amendment Closing Date;

3.1.24.	the financial ratios set forth in clause 9.23 of the Restated Additional Conditions shall have been complied with on the basis of the last relevant sets of financial statements of the Company published before the Amendment Closing Date and to be computed as if any reference in the Restated Additional Conditions to the expression “Relevant Quarter or Financial Year” shall be deemed to refer to the last Quarter or Financial Year, as applicable, in respect of which any such financial statements were published prior to the Amendment Closing Date;

3.1.25.	evidence satisfactory to the Bank and BLUSA that all outstanding liabilities and Indebtedness of MGN America, MGN USA and Gazit 1995 owing to BLUSA under that certain Loan Agreement dated as of September 27, 2006 among MGN America, MGN USA and Gazit 1995, as borrowers, and BLUSA as lender, as amended (“the Existing BLUSA Loan Agreement”), including, without limitation, the unpaid principal of, and accrued interest on, all Loans (as defined in the Existing BLUSA Loan Agreement), all unpaid fees (whether in connection with the Commitment, the Securities Accounts or otherwise (as such terms are respectively defined in the Existing BLUSA Loan Agreement)) and all unpaid costs and expenses owing to BLUSA in connection therewith, have been irrevocably discharged and paid in full and that the Commitment under the Existing BLUSA Loan Agreement has been terminated; and

3.1.26.	an original of the Restated Additional Conditions duly executed by the Company and duly certified by counsel to the Company, with all blanks (if any) in respect of any dates or other factual matters filled in to the Bank’s reasonable satisfaction, shall have been delivered to the Bank and dated the Amendment Closing Date.

3.2.	In the event that the aforegoing conditions precedent are not, for any reason, all fulfilled by the Conditions Precedent Date, then: (a) the Company shall pay the Bank (instead, for the avoidance of doubt, of the non-utilization fee payable under clause 11.2 of the Restated Additional Conditions) a non-utilization fee calculated at the rate of [***]% ([***] percent) of US $[***] ([***] United States Dollars) in respect of the period commencing on the date hereof and ending on the Conditions Precedent Date; and (b) save for this clause 3.2 and clauses 3.3, 5 and 6 below, this Amending Agreement shall no longer be of any force or effect and the Additional Conditions shall remain unaltered and in full force and effect and save as aforesaid, no party shall have any claim arising out of or in connection with this Amending Agreement.

3.3.	For the avoidance of doubt, without derogating from the Bank’s obligation to act in good faith in relation to this Amending Agreement, the Company hereby agrees and acknowledges that the Bank has no duty or obligation whatsoever in connection with the fulfilment of the aforegoing conditions precedent and that it is the Company’s sole responsibility and duty to fulfil or procure the fulfilment of all the conditions precedent as set forth in this Amending Agreement.
4. REPRESENTATIONS AND WARRANTIES
4.1.	The Company acknowledges that the Bank has agreed to this Amending Agreement in full reliance on the warranties and representations set forth in the Restated Additional Conditions, all of which are deemed to have been made on the date hereof and on the Amendment Closing Date except where such representation or warranty is stated to be made on another specific date.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
4.2.	For the avoidance of doubt, the term “Loan Documents” when referred to in the representations and warranties set out in clause 14 of the Restated Additional Conditions, includes references to this Amending Agreement and to the Restated Additional Conditions.
5. GENERAL
Clauses 9d, 13c, 13d and 13e of the Additional Conditions shall apply to this Amending Agreement.
6. FEES
The Company shall pay: (a) the Bank on the date hereof a non-refundable document fee in the total amount of US $[***] ([***] United States Dollars); and (b) BLUSA on the date hereof a non-refundable document fee in the total amount of US $[***] ([***] United States Dollars). All payments to be made by the Company under this Amending Agreement shall be calculated and made free and clear of, and without any deduction for, or on account of, any set-off or counterclaim and without any other deduction being made thereto.
IN WITNESS WHEREOF, the parties have signed this Amending Agreement to Additional Conditions for Granting Credits effective as of the date first mentioned above.
the COMPANY:

for	GAZIT—GLOBE LTD.

By:

Title:

By:

Title:

the BANK:

for	BANK LEUMI LE—ISRAEL B.M.

By:

Title:

By:

Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
GENERAL TERMS OF OPERATION OF A CURRENT DEBIT ACCOUNT
Branch no. __________________                     Customer no. ___________________

Name of customer/s	ID/registration/passport no.
1.

2.

3.

4.

5.
To:
BANK LEUMI LE-ISRAEL B.M.
Preamble
The customers whose details are recorded above request Bank Leumi le-Israel B.M. (hereinafter referred to as “the Bank”) to open an account for them, that shall be operated pursuant to all the terms and conditions set out below and pursuant to the other terms and conditions set out in the Request to Open Account form, that has been and/or shall be signed by the customers (hereinafter referred to as “the Request”).
In the framework of the account, the customers may act in various spheres of activity, as detailed by them in the Request, including: a current checking/credit account, a current debit account (including credit lines), securities deposits, shekel deposits, savings, foreign currency (current account, credit lines and deposits), credits/loans in Israeli currency and in foreign currency, opening of documentary credits and issuance of guarantee/indemnities (all the above spheres of activity are hereinafter referred to, jointly and severally, as “the Account”).
The Request (including the Exhibit to the Request, which constitutes an integral part thereof), as revised from time to time by the customers, constitutes an integral part of the General Terms of Operation (the General Terms and the Request are hereinafter referred to, jointly and severally, as “the General Terms and Conditions” or “this document”).
The General Terms and Conditions shall govern the Account and all the spheres of activity and service channels specified by the customers in the Request. The foregoing not derogating from clause 18 and the preamble of the Additional Conditions

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
GENERAL TERMS OF OPERATION OF A CURRENT DEBIT ACCOUNT
INDEX

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
BANK LEUMI LE-ISRAEL B.M.
GENERAL TERMS OF OPERATION OF A CURRENT DEBIT ACCOUNT
Preamble
The customers whose details are recorded above request Bank Leumi le-Israel B.M. (hereinafter referred to as “the Bank”) to open an account for them, that shall be operated pursuant to all the terms and conditions set out below and pursuant to the other terms and conditions set out in the Request to Open Account form, that has been and/or shall be signed by the customers (hereinafter referred to as “the Request”).
In the framework of the account, the customers may act in various spheres of activity, as detailed by them in the Request, including: a current checking/credit account, a current debit account (including credit lines), securities deposits, shekel deposits, savings, foreign currency (current account, credit lines and deposits), credits/loans in Israeli currency and in foreign currency, opening of documentary credits and issuance of guarantees/indemnities (all the above spheres of activity are hereinafter referred to, jointly and severally, as “the Account”).
The Request (including the Exhibit to the Request, which constitutes an integral part thereof), as revised from time to time by the customers, constitutes an integral part of the General Terms of Operation (the General Terms and the Request are hereinafter referred to, jointly and severally, as “the General Terms and Conditions” or “this document”).
The General Terms and Conditions shall govern the Account and all the spheres of activity and service channels specified by the customers in the Request. The foregoing not derogating from clause 18 and the preamble of the Additional Conditions
Part A
1.	Current Debit Account
1.1	Limits on the withdrawal of monies from the Account
1.1.1	The customers shall only withdraw monies from the Account up to the amount of the credit balance in the Account or up to the limit of the credit line available to them in the Account.

1.1.2	The customers undertake not to carry out any action/withdrawal/debit which shall cause the Account to exceed the authorized credit line, if such has been authorized, or to go into debit, if no credit line has been authorized, and furthermore to ensure that upon the date determined for debiting the Account with any kind of debit, including debits that may not be prevented, such as debits of interest and commissions, certain debits in respect of credit cards etc., the Account shall have a sufficient credit balance or a credit line to cover the said debits.

1.1.3	The Bank shall not be obliged to honour any withdrawal, instruction or request of the customers which creates or increases a debit balance in an account, unless the debit balance so created is covered by a credit line.
1.2	Credit Lines
1.2.1	At the request of the customers and subject to the agreement of the Bank, a credit line shall be granted to the customers in the Account, on terms that shall be agreed with the customers in a request to allocate a credit line (hereinafter “the Request to Allocate a Credit Line”).

Credit lines in an Account may have differing terms and conditions, including regarding their duration and interest rates.

Furthermore, the Bank shall be entitled, but not obliged, to unilaterally grant to the customers, at its sole discretion, a credit line. The period of the unilateral credit line may be different from the period of the credit line granted at the request of the Customers, if any. The Bank shall notify the Customers of the granting of the unilateral credit line and its terms and conditions, promptly following their being determined.

The credit line granted at the request of the Customers shall hereinafter be referred to as “the Credit Line”. The Bank shall not be obligated to grant or to renew the Credit Line, in whole or in part. For the avoidance of doubt, it is hereby stated that even if the Bank shall grant a Credit Line at the request of the Customers, then such granting shall not be deemed an agreement by the Bank to do so in the future or to renew a Credit Line, in whole or in part.
1.2.2	Commission for the allocating of Credit and Credit Line
The Customers shall pay the commissions in connection with the Credit (as defined in clause 41 below) in the manner set forth in clause 11 of the Additional Conditions. No commission for allocating credit shall be charged in respect of a unilateral credit line. For the avoidance of doubt, this clause shall

1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
not derogate from clauses 5.3 and 9 of the Additional Conditions;
In connection with a Credit Line granted at the Customers’ request, a quarterly allocation commission shall be charged, in an amount or at a rate agreed in the Request to Allocate a Credit Line, which shall be paid in advance at the time of the allocating of or the increase in such Credit Line and thereafter it shall be paid in advance on the first business day of the months of January, April, July, and October, of each year. In those cases where the commission for allocating such Credit Line is stated as a percentage, the calculation shall be made by multiplying the amount of such Credit Line by the said percentage and by the number of days until the earlier of the end of the period of the credit line or the end of the quarter, divided by the number of days in the quarter.

Notwithstanding the aforesaid, the Bank shall be entitled to determine a minimum and/or maximum amount of commission for allocating such Credit Line (as shall be agreed in the Request to Allocate a Credit Line).

1.2.3	(Cancelled)

1.2.4	Payment of the debit balance in the Account

The customers undertake to repay to the Bank any debit balance created in the Credit Line at the time determined therefor or, if not determined, upon the Bank’s demand. The Customers undertake to repay to the bank any other debit balances created in the Account, immediately upon their being created, whether such debit balances were unavoidable or were created for any other reason.

1.3	Interest
1.3.1	Any debit balance in an account in relation to a Credit Line granted at the request of the customers, shall incur interest on the balances, at the Default Rate or such other lower interest rate as the Bank may agree, in writing, with the Customers with respect to such specific Credit Line.

1.3.2	A debit balance in an account in relation to a unilateral credit line, should such credit line be granted to the customers, shall incur interest at the Default Rate unless, for any specific unilateral credit line, such other lower interest rate as the Bank may agree, in writing, with the Customers with respect to such specific unilateral credit line.

1.3.3	Those sums from the debit balance in the Account which for any reason exceed the Credit Line, shall incur interest on the balances at the Default rate from the first day upon which the debit balance remains unpaid until it has been paid in full, all in accordance with the Additional Conditions.

For the avoidance of doubt, it is hereby stated that the right of the Bank to receive such interest and its right to collect such interest or debit the account or any other account of the Customers whatsoever, shall not derogate from the right of the Bank to take (or continue to take) any steps for the purpose of collecting the amounts that have not been paid by the Customers upon the Bank’s demand.

The provisions of this sub clause shall also apply if the Bank has submitted a legal claim for the collection of the sums due to the Bank in accordance with these General Terms and Conditions, and the Customers agree that the judicial authority shall award interest against them at the Default Rate.

1.3.4	The interest in accordance with sub-clauses 1.3.1-1.3.3 above, shall be calculated for each calculation period as determined in accordance with clause 3.3 of the Additional Conditions (hereinafter — “the calculation period”). Interest calculated as aforesaid for any calculation period shall be paid by the customers or debited from the Account and shall be added to the principal on the first business day of the following calculation period, and shall itself incur interest as aforesaid. For the avoidance of doubt, the customers will not be charged interest twice (double) for the same debit, for the same period, under sub-clauses 1.3.1-1.3.3 above.

1.3.5	(Cancelled)

1.3.6	Changes to interest rates

In all cases where any of the components of the Default Rate is based on Prime, LIBOR or any similar variable base interest rate, any change in the Prime, LIBOR or any similar variable base, as applicable, shall cause a similar change in the Default Rate.

Notice of any of the aforesaid changes shall, to the extent required by applicable law, be given in the manner set down by applicable law or regulation. It is hereby clarified that changes as aforesaid that shall be made from time to time, shall apply to customers in relation to debit balances existing at the time of the change and also debit balances created thereafter, and shall apply until the full payment of the debit balances, the interest, if applicable, and the said commission.

1.3.7	Interest to the credit of the Account

If the Bank and the customers so agree, the credit balance in the Account shall bear interest at the rate and in the manner prevailing at the Bank from time to time, and such interest shall be calculated each month or other period as shall be customary at the Bank from time to time (hereinafter — “the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
calculation period”). Interest calculated as aforesaid for any calculation period shall be credited to the Account on the first business day of the following calculation period, and shall itself incur interest as aforesaid. The Bank shall furnish the customers, upon their express demand, with information on the interest credited to the Account.
1.4	Payment or debit dates

If any payment or debit falls on a day that is not a business day, the payment or debit date will be postponed to the first business day thereafter; however, if the payment or debit date falls on a day that is not a business day and it is also the last day of any calendar month, the payment or debit date shall be brought forward to the last day of such month that is also a business day.

1.5	Crediting of payments

All amounts credited to the Account will be applied firstly towards the discharge of commission and expenses, secondly towards the discharge of the credit allocation commission owed by the customers at such time, thirdly towards the discharge of the interest and finally towards the reduction of the remaining amounts owed by the customers at such time in the Account.

1.6	Use and safekeeping of cheque forms
1.6.1	For the purpose of effecting withdrawals from the Account through cheques, the customers may only use the form of cheques received from the Bank or approved by the Bank for the purpose of effecting withdrawals from the Account, on which the Account number shall appear. The customers shall not alter any detail printed or impressed on any such cheque, and are aware that even if the Account number appearing on the cheque is erased or altered, the Account may be debited in respect thereof. The customers shall keep the cheques reasonably safe and take reasonable steps in order to prevent their use by unauthorized persons. The customers shall notify the Bank immediately after learning of any theft or loss of the cheques and shall cancel them immediately in writing as set forth below.

1.6.2	Where the customers request the cancellation of any cheque/s, whether or not they have been signed by them, they shall be liable to give the Bank a written cancellation instruction including the details of such cheque/s, and at least the number or numbers of the cheque/s involved (hereinafter the “Cancellation Instruction”). If the Cancellation Instruction is not delivered to the Bank, the Bank shall not be under any duty to honor the Cancellation Instruction.

1.6.3	Where the customers wish to notify the Bank of the cancellation of any cheque/s whether or not they have been signed by them, and their details are not known to the customers, they shall be liable to give a written cancellation instruction as aforesaid, which shall amount to a general instruction by them in respect of all the cheques presented to the Bank as of the date on which the Bank receives the customers’ instruction.

1.6.4	For the avoidance of doubt, it is expressed that in any event that the customers are enrolled in banking communication services, including facsimile and/or telephone referred to in clauses 8 and/or 16 below, where the Bank allows the customers to transfer information and/or give instruction, the customers shall be allowed to give the Cancellation Instruction using said services. Notwithstanding the aforesaid, if the customers, enrolled in Banking Communication Services Instructions through telephone, wishes to give the Cancellation Instruction using the telephone (hereinafter “Telephone Cancellation Instruction”), they shall be required to provide the Bank within a reasonable time a written Cancellation Instruction. It is hereby expressed that the Bank shall execute the Cancellation Instruction even if the customers don’t provide the Bank with a written Cancellation Instruction. The aforesaid in this clause 1.6.4 is subject to Clauses 8 and 16 below.

1.6.5	The aforesaid shall apply to all the cheques in the customers’ possession, at present or in the future.
1.7	Credits in respect of cheques and bills
1.7.1	The crediting of any account of the customers in connection with cheques and/or bills for collateral or collection or to the credit of the Account shall be deemed temporary and shall become final at the end of three additional business days from the date of the credit, or at a later time permitted pursuant to the provisions of any law including the directives of Bank of Israel. With regard to post-dated cheques, the date on which the cheques and/or bills stand for collection shall be deemed the date of the credit.

So long as the credit is temporary, the customers may not draw on the proceeds of the cheques and/or bills and the Bank may debit the account credited as aforesaid in the amount of any cheque and/or bill not paid or returned to the Bank as unpaid, and in the case of a cheque drawn on the Bank — in the amount of the cheque in respect of which the Bank is unable to debit the drawer’s account.

The provisions of this clause are not such as to determine the rights of the customers, the parties to the cheques and/or bills or the Bank, vis-à-vis each other, pursuant to the provisions of any law including the directives of Bank of Israel.

1.7.2	The Bank shall be exempt from all the duties of a holder of cheques and/or bills as

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
aforesaid. The Bank may send the cheques and/or bills for collection and/or return them to the customers in any manner as it deems fit.
1.7.3	The Bank shall be exempt from any liability in the event of the theft, loss, destruction or disfigurement of cheques and/or bills, and the Bank may cancel the credit in respect thereof, if their theft, loss, destruction or disfigurement was not caused by its negligence.

The aforesaid in this clause 1.7.3 shall not apply to cheques and/or bills presented to the Bank for collection for which the Bank shall bear liability in the event of theft, loss, destruction or disfigurement of cheques and/or bills, unless their theft, loss, destruction or disfigurement caused by events which the Bank could not have predicted and the results of which it could not have prevents.
2.	Securities deposit

The terms and conditions set forth in this clause (Clause 2) below shall apply to securities deposits opened for the customers from time to time (hereinafter in this clause referred to as “the deposit”). Where the Bank agrees to open a deposit for the customers, it shall be managed in accordance with the terms and conditions set forth in this clause and the General Terms and Conditions, and all the authorizations and instructions in the case of death given, if given, in connection with the Account shall also apply to the deposit.
2.1	Definitions

In this document, the expression “securities” shall be interpreted as including (in addition to its usual meaning): rights, options, gold and coins, foreign securities and other assets (whether corporeal or incorporeal) the records in respect of which are or will be maintained at the Bank within the framework of deposits of the same type as the deposit, and also any right or benefit (monetary or otherwise) enuring to or in respect of the securities.

2.2	Safekeeping and holding of securities
2.2.1	The Bank may hold the securities itself or wherever it deems fit, safekeep any type of securities (including securities whose number is determinative in respect of the date of their redemption, but excluding securities whose number is determinative in respect of the winning of prizes) on block with other securities of the same type that are being kept safe by the Bank, and to divide them from time to time for the purpose of redemption or for other purposes into groups in the Bank’s discretion, as convenient for dealing with such securities.

2.2.2	The Bank may, in respect of securities held on block as aforesaid, return to the customers, instead of securities delivered by the customers to the Bank, other securities from the block, provided that such securities are of the same type.

Securities whose number is determinative in respect of the winning of prizes shall be kept separately by the Bank for the customers.

2.2.3	The Bank may act, with regard to the registration of title to the securities in the issuing company’s books, in the name of the nominees company, pursuant to the arrangements prevailing in accordance with the regulations of the Tel Aviv Stock Exchange (hereinafter referred to as “the Stock Exchange”) and customary at banks. The Bank may also deposit the securities placed on deposit at any time in its own name at the Stock Exchange’s clearing house.
2.3	Foreign securities
2.3.1	Subject to the foreign currency control regulations in force from time to time, this Clause 2 shall also apply to foreign securities.

2.3.2	The customers acknowledge that where they give the Bank buy and/or sell instructions in respect of foreign securities, the transaction shall be executed on the foreign stock exchange on which the foreign security to which the instruction relates is listed for trade, or where trading takes place in the security (hereinafter referred to as “the market”), subject to the regulations, rules, instructions and procedures for trade applicable to the said foreign stock exchange or market (including their clearing house) and in accordance with everything customary and prevailing there, including in connection with the cancellation of transactions.

2.3.3	If the security is traded on more than one foreign stock exchange or other market overseas and if the customers do not give the Bank instructions to the contrary, the Bank may implement the customers’ instructions on the foreign stock exchange or market elected by it, in its exclusive discretion.

2.3.4	The customers acknowledge that their instructions will or may be implemented through a broker, custodian, agent, distributor or representative acting in the Bank’s name and stead in Israel or overseas (hereinafter referred to as “the broker”).

Without derogating from the generality of the aforesaid, the Bank may deposit the security with an overseas broker at its election, use a broker for the purpose of implementing the customers’ instructions and act in respect thereof subject to any law. The customers undertake to bear the reasonable expenses, commission and payments the Bank is required to pay the broker in connection with the implementation of the customers’ instructions as aforesaid.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
The Bank shall be exempt from liability for any damage, expense and loss that might be occasioned to the customers, directly or indirectly, as a result of any act or omission of any broker, provided that the Bank exercised reasonable care in selecting the broker. Insofar as possible, the Bank shall assist the customers to clarify the circumstances of the case and shall, insofar as possible, assign to them its right of action against the said broker.

The provisions of this clause are subject to Clause 28 above.

2.3.5	The price required by the broker as the purchase price, or the price reported by him as the security’s sale price, shall bind the customers for all intents and purposes, even if on the purchase or sale date, different and better prices are listed for the security, on the same foreign stock exchange or market, or elsewhere, and even if purchases or sales of the same security were effected by others, including the Bank for its customers at better prices.
2.3.6	(1)	The customers agree that all the payments due to the Bank or the broker that are denominated in foreign currency shall be paid in foreign currency from the account managed in such foreign currency, and if the customers do not have such an account, or do not have an adequate balance therein, the customers shall do everything required in order to place adequate foreign currency balances in the account. The customers further agree that if pursuant to the law they are not permitted to effect the payment from foreign currency monies as aforesaid or if they instruct the Bank to do so, the Bank shall purchase the required foreign currency for them in exchange for Israeli currency at the BLL rate at which the Bank sells its customers cheques denominated in the said foreign currency (together with the foreign currency purchase commission prevailing at the Bank), such being on the date of their actual payment by the customers.

	(2)	The customers agree that all the payments received to their credit in connection with the implementation of an instruction in foreign securities that are converted into Israeli currency, in accordance with their instruction or in accordance with any law, shall be converted by the Bank at the BLL rate at which the Bank purchases from its customers cheques denominated in the foreign currency in which the payment is denominated, such being on the date on which the foreign currency is actually converted into Israeli currency.
2.3.7	The customers acknowledge and agree that their Account shall be credited or debited, as the case may be, with the consideration for the transactions executed pursuant to their instructions, only after the Bank is actually credited or debited by the broker, unless the Bank deems it fit to act otherwise.

2.3.8	The customers acknowledge that they will not have any claim and demand, vis-à-vis the Bank, in consequence of the absence of notice regarding the existence of legal proceedings in any instance outside Israel of which the Bank becomes aware, that are being conducted in relation to a foreign security held by them.

The customers agree that the Bank may (but is not obliged), in its discretion, handle legal proceedings as aforesaid on their behalf, and the customers shall not have any claim or demand in respect of the conduct of the proceedings, in respect of their results or in respect of any other matter connected therewith.

2.3.9	Notwithstanding the definition of “law” in Clause 41 hereof, the customers agree that in respect of any litigation or disputes arising in respect of a transaction or transactions executed in relation to instructions pursuant to this clause, the customers accept the law and jurisdiction of the entities and/or authorities in Israel and/or overseas, in accordance with the relevant laws, provisions, rules and agreements pursuant to the Bank’s notice.
2.4	Presentation for payment and collection of income

The customers agree that the Bank may collect for them, interest, dividend and amounts of principal becoming payable, including as a result of a lottery, income and other rights due in respect of or in connection with the securities, when they mature or when they become payable, and the Bank shall transfer the consideration to the credit of the Account.

2.5	Giving instructions to the Bank and the manner of implementing them
2.5.1	The customers or their authorized persons may give the Bank instructions in writing or in any other way agreed upon between the customers and the Bank.

2.5.2	The customers acknowledge that transactions in securities to the credit or debit of the deposit will be executed subject to the Rules, directives and trading procedures of the Stock Exchange and subject to the by-laws and directives of the Stock Exchange Clearing House Limited (all hereinafter referred to as “the Stock Exchange directives”), and the same shall apply to the execution of other transactions in the deposit

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
to which the Stock Exchange directives apply.
2.5.3	The customers acknowledge that the Account will be debited or credited in accordance with the monetary transactions required to buy and/or sell the security or in respect of other transactions in connection with the deposit.

2.5.4	The customers acknowledge that the Bank will not send them any notice or information in respect of the following matters:
(1)	Notices generally given to shareholders by public companies in publications of the Stock Exchange or another authority or through the media;

(2)	Notices concerning the payment of periodic dividend by mutual funds;

(3)	Notices regarding the payment of interest and/or dividend in an amount not exceeding the amounts determined by the Bank from time to time and published on the notice boards at the Bank’s branches;

(4)	Notices regarding the holding of meetings by the companies;

(5)	Balance sheets, annual and other reports.
2.5.5	If the customers may choose to exercise any options or rights determined in respect of any security and they for any reason do not notify the Bank of their decision in good time, the Bank may act in the customers’ name and stead in accordance with the Stock Exchange directives, if any, and in their absence the Bank shall act for the customers’ benefit in the Bank’s discretion, merely from the aspect of the security transaction. However, if as a result thereof it is necessary to debit the Account, the Bank shall act in its exclusive discretion. The aforesaid shall also apply to any other option available to the customers in respect of any security.
2.6	The customers’ buying and selling instructions to the Bank
2.6.1	The customers acknowledge that the amount of “the consideration” noted in their instructions is merely an estimate, and is not such as to bind the Bank. The customers especially confirm that if their instructions are given without a price limit, the consideration for the transactions executed on their instructions might be totally different to the amount noted as the estimated monetary consideration, and that they might be occasioned monetary losses and damages by reason thereof.

2.6.2	The customers acknowledge that where they give the Bank a selling instruction, the Bank shall not be under any duty to examine the contents of the deposit. Accordingly, if it transpires that the deposit does not contain the securities detailed in the selling instruction, or the quantity detailed in the selling instruction (hereinafter referred to as “the short securities”), the Bank may, without prejudice to its right to act in any other manner, repurchase the short securities, at such time as the Bank deems fit in its exclusive discretion, and debit the Account with the consideration plus commission and expenses.

2.6.3	The customers undertake to arrange for adequate cover in the Account for the purpose of implementing their instructions. The customers agree that if the implementation of any instruction, in whole or in part, results in the creation of or an increase in a debit balance in the Account, or in the debit balance deviating from the approved Credit Line, if any, the Bank may (but is not obliged), at any time, also after receiving the instruction, act in one or more of the following ways, without having to give notice;
(1)	To decline to implement the instruction, in whole or in part;

(2)	In the case of a standing order to purchase a security — to suspend it without giving notice;

(3)	To sell the securities purchased or allotted to them pursuant to such instruction, or all or any of their other securities at the Bank, at any time and at any price the Bank deems fit, and use the consideration (less the Bank’s commission and any tax, levy or compulsory payment applicable to a sale as aforesaid, if any) for the full or partial discharge of the said debit balance;

all without derogating from the Bank’s right to take other steps for the collection of the said debit balance.
2.6.4	A purchase or sale effected by the Bank in deviation from the customers’ instructions shall not entitle or bind the customers, but shall be deemed to entitle or bind the Bank. The customers acknowledge that they will be unable to retroactively approve any deviation as aforesaid.
2.7	Charged securities

The securities in the deposit, to the extent such securities constitute Other Collateral (as such term is defined in the Additional Conditions), will be, and will always be considered to be, pledged and charged in favor of the Bank, and for the purpose of reinforcing this, they shall be assigned by way of charge to the Bank, as fixed collateral and surety, and the Bank may, but is not obliged, to sell all or any of the securities in the deposit, subject to ten days prior notice (such prior notice shall be given in accordance with clause 19 of the Additional Conditions and may be given at any time from and after any notice is

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
given by the Bank to the customer of a declaration under any of paragraphs (a), (b) or (c) of clause 9 of the Additional Conditions (as set forth after clause 9.25 of the Additional Conditions) and such ten days notice shall be considered as reasonable notice for the purpose of Clause 19 (b) to the Pledges Law, 5727-1967 or any other law which shall replace it), and use the consideration in accordance with clause 10 of the Additional Conditions, such being without derogating from the Bank’s right to take other steps for the purpose of collecting the said debit balance.

The customers undertake not to create, without the Banks prior written consent thereto, any pledge, assignment or other charge on any such securities with prior, pari passu or subordinated rights to the rights given to the Bank pursuant to this document and any other documents that the customer signed and/or shall sign in the future.

2.8	Delivery of information

The customers acknowledge that notwithstanding the duty of confidentiality imposed on the Bank in connection with the delivery of information on the customers, the Bank shall be liable to deliver information as aforesaid upon the demand of the Stock Exchange and/or the Securities Authority and/or any other competent authority; and in respect of foreign securities traded overseas — also to the stock exchange or market (including their clearing house) on which the transaction was executed, subject to the foreign law and the statutes and regulations of the foreign authorities and/or other entities regulating the rules of their activity themselves (self-regulating agencies) applicable to the said security and/or correspondents and/or brokers through whom the instruction was implemented, and the customers give their consent thereto.

The customers expressly agree that the delivery of a report by the Bank pursuant to this sub-clause shall not be deemed a breach of the duty of banking confidentiality or of any other duties the Bank might have towards them.

2.9	Reports

Written notice of any transaction executed for the customers shall be sent as is customary at the Bank from time to time, and subject to the Stock Exchange directives and the provisions of any law.

A list of the securities held in the deposit shall be sent to the customers as customary at the Bank from time to time and subject to the Stock Exchange directives and the provisions of any law. The customers may obtain such a list at any time through an automatic device.

2.10	Exemption from liability in certain circumstances

The customers hereby exempt the Bank from liability for any damage, loss and expenses that might be occasioned to them, directly or indirectly, as a result of a delay in the transfer for implementation of any instruction in respect of securities, or as a result of a delay in the implementation thereof, provided that the Bank shall not be exempt if the loss or expense was occasioned as a result of the Bank’s negligence. The provisions of this sub-clause are in addition to and without derogating from the provisions of Clauses 2.3.4 above and 28 below.
3.	(Cancelled)

4.	Shekel deposits and savings — general

The terms and conditions set forth below in this clause (Clause 4) shall apply to shekel deposits and savings (hereinafter referred to as “the deposit/s”) opened by the customers from time to time, at their request and subject to the Bank’s consent, in the amounts, for the periods, at the times, with the interest rates and subject to such other terms as agreed between the Bank and the customers, in the deposit application, the implementation instruction, the supplementary terms and conditions or in any other way (hereinafter referred to as “the deposit application”).

Where the Bank agrees to open a deposit for the customers, it shall be maintained in accordance with the terms and conditions set forth in this Clause 4, and in Clauses 5-6 below, in accordance with the relevant deposit type, and pursuant to the provisions of the deposit application, and the general terms and conditions herein. All the authorizations and instructions in the case of death given, if given, in connection with the Account, shall also apply to the deposit/s.
4.1	Times of giving instructions

If an instruction to make a deposit is given after the time fixed for the end of a business day at the branch, or on a day that is not a business day (and in respect of a foreign currency linked shekel deposit — a day on which there is no trade in foreign currency), the deposit commencement date shall be postponed until the first business day (or foreign currency business day, as the case may be) thereafter and the interest rate and/or any component of the interest rate and/or deposit rate, as the case may be, shall be determined as though the instruction was given on the first business day thereafter .

Notwithstanding the aforesaid, if an instruction to make a deposit in a savings plan linked to a foreign currency is made on a day that is not a business day, the deposit commencement date shall not be postponed and it shall start on the same day, but the representative rate shall be the first representative rate which shall be published after that day.

4.2	Taxes

If the customers are charged taxes, levies or compulsory payments pursuant to any law in respect of any deposit, the Bank shall deduct such sum at source in accordance with the law, or debit the Account with any amount required as a tax payment, unless the customers furnish the Bank with an appropriate certificate from the authorities

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
regarding an exemption from deduction as aforesaid.
4.3	Restrictions on the deposit

The customers are aware that they may not give any instruction or request to withdraw monies that will result in the creation of a debit balance in the deposit, and that they may not withdraw monies from the deposit by cheques. Where as a result of any deposit a debit balance arises (or is increased) in the account debited in respect of such deposit or, as the case may be, the deposit results in a deviation from the approved Credit Line in the account at such time — the Bank may (but is not obliged) cancel the credit as aforesaid.

4.4	Set-off

In addition to the Bank’s rights of set-off and lien pursuant to the law and this document, where the customers have signed a specific set-off letter and/or debenture/ deed of pledge in respect of the deposit, all the rights in the relevant deposit shall be subject to the Bank’s rights pursuant to the specific set-off letter and/or debenture/ deed of pledge.

4.5	The deposit’s withdrawal

The customers shall not be entitled to withdraw all or any of the deposit monies or the interest and/or linkage in respect thereof, before the dates noted in the deposit application, except with the Bank’s consent and on the terms and conditions prescribed by the Bank, and subject to any law and the directives of Bank of Israel. If the Bank agrees to the deposit’s withdrawal prior to the dates noted in the deposit application, the deposit shall be deemed to have been broken, and this shall involve the payment of expenses, commission and damages to the Bank, and in such case the amount by which the customers are credited in respect of the deposit might be even lower than the original amount deposited by them.

4.6	The deposit period’s expiration

On the deposit period’s expiration, the Bank shall transfer the amount of the deposit and the interest thereon, as well as the linkage, if any, less due taxes and levies, to the credit of the current account, subject to the provisions of the law.

Where the deposit period’s expiration falls on a day that is not a business day, the deposit period’s expiration shall be postponed until the first business day thereafter; however in the case of an index-linked deposit, where the deposit period’s expiration falls on a day that is not a business day and which is also the last day of any month, the date for receiving the monies shall be brought forward to the last business day of the said month.
5.	Savings plans
5.1	Definitions

For the purpose of this Clause 5, and for the purpose of the deposit application, the following expressions shall bear the meanings set forth alongside them, such being in addition to the definitions contained in the “definitions” clause in the general part of this document:
5.1.1	“The deposit application” — a form including the specific terms and conditions of the deposit agreed upon between the Bank and the customer, in the implementation instruction, the deposit notice, supplementary terms and conditions and/or in any other way.

5.1.2	“The deposit commencement date”, “the deposit period’s expiration”, “the exit point” — as set forth in the deposit application. It is hereby expressed that if no exit point is noted in the deposit application, the deposit shall not have any exit points.

5.1.3	“The representative rate"— the representative rate of the foreign currency published from time to time by Bank of Israel; if Bank of Israel does not publish the representative rate, temporarily or permanently, it shall be replaced by “the BLL rate”. For the avoidance of doubt, it is expressed that the non-publication of a representative rate on Sundays, Saturdays and holidays shall not be deemed, in the absence of any other cause for the non-publication, a case in which the Bank of Israel does not publish a representative rate.

5.1.4	“The BLL rate” — the rate determined by the Bank at which the Bank purchases the relevant foreign currency (transfers and cheques) from its customers in exchange for Israeli currency.

5.1.5	“Determining date” — the day defined in the deposit application of a deposit that has a number of interest periods, on which the Bank shall determine the interest rate for the relevant interest period.

5.1.6	“The interest rates leaflet” — the leaflet depicting the interest rates on savings plans, that is published at the Bank’s branches.

5.1.7	“Rung” — every group of amounts for which an interest rate on linked savings plan deposits appears in the interest rates leaflet.

5.1.8	“LIBOR” (London Interbank Offered Rate) — the interest rate on the inter-bank market in London, in the relevant currency, for the relevant interest period, as quoted on any foreign currency business day on or about 11.00 a.m. (London time) and published by Reuters News Service, or, if not published by Reuters, by another news service or publication that is, in the Bank’s opinion, acting in good faith, such as to constitute a suitable alternative to publication by Reuters. Notwithstanding the aforesaid, where, in the Bank’s opinion, acting in good faith, there is no suitable alternative to publication by Reuters, the LIBOR rate shall be the rate

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determined from time to time by the Bank, acting in good faith, as the rate at which the Bank could have obtained inter-bank deposits for the relevant interest period in the relevant currency on the London inter-bank market.
5.1.9	“Prime” — the basic interest on debit balances in current accounts as determined from time to time by the Bank.

5.1.10	“Renta” — the payment of periodic interest on periodic income plans.
5.2	Deposits
5.2.1	One-time deposit

The customers may, until the deposit expiration date, deposit amounts that shall not be less than the amount determined by the Bank from time to time. The deposit period shall be computed separately for each deposit.

5.2.2	Depositing monies in installments

The customers shall deposit amounts in consecutive monthly installments (hereinafter referred to as “the monthly deposit”), provided that the amount of each deposit is not less than the amount determined by the Bank from time to time as the minimum deposit amount (hereinafter referred to as “the minimum amount”) and not more than the amount determined by the Bank from time to time as the maximum deposit amount (hereinafter referred to as “the maximum amount”).
(1)	The customers may reduce the monthly deposit amount from time to time, on notice that shall be given at least 10 days prior to the next monthly deposit date, provided that in each case the monthly deposit amount after any reduction is not less than the minimum amount.

(2)	The customers may increase the monthly deposit amount from time to time, on notice that shall be given at least 10 days prior to the next monthly deposit date, provided that in each case the monthly deposit amount after any increase is not more than the maximum amount or any other amount determined by the Bank from time to time as the maximum amount for increasing the deposit (hereinafter referred to as “the maximum amount for increasing”). The manner of the increase shall be in accordance with route/s existing at the Bank at such time, details of which shall be delivered at the branches.

For the avoidance of doubt, it is expressed that even if the original monthly deposit amount is higher than the maximum amount, if the monthly deposit amount is thereafter reduced by the customers, they may not increase the monthly deposit amount to more than the maximum amount.
5.3	Computation of interest
5.3.1	The amount deposited shall bear positive or negative interest, as set forth in the deposit application.

5.3.2	The interest on the deposit shall be computed in accordance with the actual number of days in the computation period, divided by 365 or 366, in accordance with the number of days in the year in which such period falls. If part of the computation period is in a 365 day year and the other part in a 366 day year, the computation shall be made in respect of each part of the period separately, in accordance with the number of days in the year in which such part falls.
5.4	Minimum amount

No deposit shall be less than the minimum amounts determined from time to time by the Bank. It is expressed that where part of the deposit amount is withdrawn, the balance remaining in the deposit after the withdrawal as aforesaid shall not be less than the minimum deposit amount in an identical deposit as prevailing at the Bank at such time. If on the relevant date there is no deposit of such type at the Bank — the deposit balance shall not be less than the last minimum amount prevailing at the Bank in respect of a deposit of such type. If after a withdrawal as aforesaid the deposit balance is less than the minimum amount, the deposit balance, together with the amount of the withdrawal, shall be transferred to the current account.
6.	Shekel deposits
6.1	Definitions

For the purpose of this clause and for the purpose of the deposit application, the following expressions shall bear the meanings set forth alongside them, in addition to the definitions set forth in the “definitions” clause in the general part of this document:
6.1.1	“The deposit application” — a form including the specific terms and conditions of the deposit agreed upon between the Bank and the customer, in the implementation instruction, the deposit notice, supplementary terms and conditions and/or in any other way.

6.1.2	“The deposit commencement date”, “the exit point”, “the deposit principal” - as set forth in the deposit application. It is hereby expressed that if no exit points are noted in the deposit application, there shall be no exit points in the deposit.

6.1.3	“overlapping day” — a day whose number in the month is the same as that of the day in the month on which the deposit

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commencement date falls, and if the overlapping day does not exist in a particular month (hereinafter referred to as “the short month”) — the first day of the month following the short month shall be the overlapping day. Where an overlapping day falls on a day that is not a business day, in that case alone the overlapping day shall be postponed to the first business day thereafter.
6.1.4	“The interest rates table” — the table depicting the interest rates on shekel deposits that is published at the Bank’s branches.

6.1.5	“rung” — every range of amounts for which an interest rate on deposits or, as the case may be, the prime margin rate, appears in the interest rates table.

6.1.6	“Overlapping date” — a day and month in any year during the deposit period, whose number is the same as the number of the day and month on which the deposit commencement date falls. Where an overlapping date falls on a day that is not a business day, in that case alone the overlapping date shall be postponed to the first business day thereafter.

6.1.7	“The minimum amount” — the amount determined from time to time by the Bank as the minimum deposit amount and the minimum amount that must exist, at any time, in the deposit.

6.1.8	“The deposit period’s expiration” — the maturity date noted in the deposit application, and if no maturity date is noted — the day on which the deposit period expires.

6.1.9	“the deposit period” — the deposit period noted in the deposit application, beginning on the deposit commencement date and ending on the deposit period’s expiration.
6.2	Interest
6.2.1	General

The deposit principal shall bear fixed or variable interest, as noted in the deposit application under the heading “interest”.

6.2.2	Fixed interest
(1)	If it is noted in the interest clause of the deposit application that fixed interest shall be paid in respect of any deposit period or in respect of one or more of the deposit periods, the deposit principal shall bear, for the said period, fixed interest at the rate noted in the deposit application.

(2)	The interest shall be computed on the number of days in the deposit period or in the fixed interest period, as the case may be, divided by 365 or 366, in accordance with the number of days in the year in which the said period falls. If part of the period is in a 365 day year and the other part in a 366 day year, the computation shall be made in respect of each part separately, in accordance with the number of days in the year in which such part of the deposit period falls.
6.2.3	Variable interest
(1)	If it is noted in the interest clause of the deposit application that variable interest shall be paid in respect of any deposit period or in respect of one or more of the deposit periods, the deposit principal shall bear, for the said period, variable interest at the rate identical to the prime interest, as determined by the Bank from time to time, less a fixed-rate margin set forth in the deposit application.

The deposit interest rate correct as at the deposit commencement date until a change in the prime interest, as set forth below, is as set forth in the deposit application.

(2)	Wherever there is a change in the prime interest at the Bank, the deposit interest rate shall change accordingly and the interest shall be computed in accordance with the number of days to which the said rate applies, divided by 365 or 366, in accordance with the number of days in the year in which the said period falls. If part of the computation period is in a 365 day year and the other part in a 366 day year, the computation shall be made in respect of each part separately, in accordance with the number of days in the year in which such part of the deposit period in respect of which the computation is being made, falls.

(3)	Notwithstanding the provisions of Clause 6.2.3(2) above, if the Prime interest is not determined for any day, the interest rate shall not be computed as aforesaid, but as of such date until the date on which the Prime interest is again determined, the interest applicable shall be variable interest at the rate determined by the Bank each day and applicable in respect of such day only, which shall be identical to the interest rate prevailing at the Bank on such day in respect of new 7 day “fixed Pakam” deposits, in an amount similar to the deposit amount as shall be on such day, as noted in the interest rates table.
6.2.4	It is clarified that interest will not be paid for the day on which the deposit period’s expiration falls or, in the case of the withdrawal of all or some of the deposit monies at an exit point, interest will not be paid for the day on which the exit point in respect of the amount withdrawn falls.

The provisions of this Clause 6.2 are subject to the provisions of Clause 4.5 above and Clause 6.4 below.

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6.3	Foreign currency linkage

Where the deposit is of the “Patzam” type, the deposit principal and the interest thereon shall be linked to the changes (the rise or fall, as the case may be) in the rate of the foreign currency of the type noted in the deposit application and shall be computed as set forth below.

If on the date of actual payment of any amount of principal or interest, it transpires that the maturity rate, as defined below, has risen or fallen compared with the deposit rate as defined below, the said payment shall be made increased or decreased pro rata to the rise or fall in the maturity rate compared with the deposit rate.

If it transpires that the maturity rate is equal to the deposit rate, the payment shall be made without any change.

“Deposit rate” means the rate determined by the Bank in respect of the day on which the deposit commencement date falls as “the BLL rate”, at which the Bank will sell the relevant foreign currency (transfers and cheques) to its customers, in exchange for Israeli currency.

“Maturity rate” means the rate determined by the Bank, in respect of the day on which the deposit period’s expiration falls as “the BLL rate”, at which the Bank will purchase the relevant foreign currency (transfers and cheques) from its customers, in exchange for Israeli currency.

6.4	Withdrawals at exit points

If it is noted in the deposit application that the deposit has exit points, the customers shall be entitled to instruct the Bank that on the date of the exit point all or some of the deposit monies and the interest thereon (less due taxes) shall be withdrawn to the credit of the current account, subject to the following terms and conditions:
6.4.1	The withdrawal instruction (hereinafter referred to as “the withdrawal instruction”) shall be received by the Bank at least two business days in advance.

6.4.2	Where part of the deposit amount is withdrawn, the balance of the deposit remaining after the withdrawal (hereinafter referred to as “the deposit balance”) shall not be less than the minimum amount of a deposit of the same type on the date of the relevant exit point. If on the relevant date there is no deposit of such type at the Bank — the deposit balance shall not be less than the last minimum amount prevailing at the Bank in respect of a deposit of the same type. The deposit balance shall bear interest in accordance with the terms and conditions of the deposit, as prescribed on the deposit date.

6.4.3	It is expressed that if in consequence of giving the withdrawal instruction, the deposit balance is less than the minimum amount, the deposit balance shall also be transferred to the credit of the current account.

6.4.4	Where any exit point falls on a day that is not a business day, the exit point shall be postponed to the first business day thereafter.
7.	Foreign currency — current account, credit lines and deposits

Where the Bank agrees to open a current account, credit lines and deposits for the customers, that shall be maintained in foreign currency (hereinafter in this Clause 7 referred to as “the foreign currency account”), they shall be governed by the terms and conditions set forth in this Clause 7 below and by the General Terms and Conditions, including the authorizations and instructions in the case of death given, if given, in connection with the Account.
7.1	Credit balance in a foreign currency current account
7.1.1	The credit balance in a foreign currency account shall not bear interest, unless otherwise determined by the Bank. Credit interest determined as aforesaid, if at all, shall be at the rate customary at the Bank from time to time in respect of foreign currency accounts of the relevant type, amount and currency, and shall be computed according to the number of days that actually passed from the date of creation of any credit balance in foreign currency in the account, divided by 365. Interest as aforesaid shall be credited to the foreign currency account at the end of any period as prevailing at the Bank from time to time, and the Bank shall furnish the customers, upon their express demand, with information on the credit interest credited to the foreign currency account.

7.1.2	Where the Bank is obliged to keep or deposit, at Bank of Israel, liquid amounts in a currency that is not the currency in which the foreign currency account is managed, in respect of the credit balance in the foreign currency account, the credit balance in the foreign currency account might bear negative interest (that is to say, will be charged interest) at a variable rate as prevailing at the Bank from time to time in respect of foreign currency current accounts in the currency of the foreign currency account (hereinafter referred to as “the negative interest”). The negative interest shall be debited to the foreign currency account at the end of every month or at such other interval as prevailing at the Bank from time to time.
7.2	Limits on the withdrawal of monies from the foreign currency account

The provisions of Clause 1.1 above shall also apply to foreign currency accounts, mutatis mutandis. So long as a Credit Line has not been approved for the customers, the customers undertake to execute transactions in the foreign currency account if and when there are current balances in the account (that are not deposited in a fixed-term foreign currency deposit) in an amount adequate for the transaction’s execution. The customers are aware that if there are no adequate current balances at the time of the

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transaction’s execution, the Bank may decline to execute the transaction or — in the Bank’s discretion — break a fixed-term foreign currency deposit in order to execute the transaction, which might result in changes in the deposit terms and conditions prescribed in advance for the said foreign currency deposit, and damage might be occasioned to the customers, in consequence of their being debited with breakage interest and other expenses in connection with the breaking of fixed deposits in foreign currency.
7.3	Payment or debit dates

If the date of any debit pursuant to this Clause 7 and/or pursuant to the foreign currency credit application (hereinafter referred to as “the debit date”) falls on a day that is not a foreign currency business day, the debit date shall be postponed to the first foreign currency business day thereafter; however, if the foreign currency business day subsequent to the debit date, to which the said debit date is postponed, falls in a month after the month in which the said debit date falls, the debit date shall be brought forward to the last foreign currency business day of the said month.

Where the customers wish to execute any transaction on a day that is not a foreign currency business day, the transaction shall be executed in accordance with the rules and dates prevailing at the Bank in connection with such transactions on days that are not foreign currency business days.

7.4	Use of cheque forms

The customers may not effect withdrawals from the foreign currency account through cheques or magnetic cards, unless they have received express authorization to do so from the Bank, and if they have received authorization to effect withdrawals via cheques, the provisions of Clause 1.6 above shall apply.

7.5	Credit Line in a foreign currency account, interest on debit balances and the interest computation method
7.5.1	The provisions of Clause 1.2 above shall also apply to credit lines in foreign currency, mutatis mutandis.

7.5.2	The provisions of Clauses 1.3.1 — 1.3.6 above shall also apply to the interest on debit balances in foreign currency accounts, mutatis mutandis.

7.5.3	Notwithstanding the aforesaid, the debit interest on the daily balances in foreign currency accounts shall be computed in accordance with the number of days that have actually elapsed as of the date of the creation of any debit balance in the foreign currency account divided by 360, the interest rate being variable interest in the amount of the LIBOR rate, as defined below, plus the Fixed Addition and the Margin as each are determined in the Additional Conditions

For the purpose of this Clause 7:

“LIBOR” (London Interbank Offered Rate) means the highest interest rate (rounded up to the nearest 1/8 (one eighth) of one percent) at which the London inter-bank Euro market offers inter-bank deposits in the credit currency for a period parallel to the interest period as quoted on or about 11:00 a.m. (London time) and published by Reuters News Service.

If on any relevant date the LIBOR rate is not published by Reuters News Service as aforesaid, the LIBOR rate shall be determined in the manner provided above in accordance with the publications of another news service or in accordance with any other publication that is, in the Bank’s opinion, acting in good faith, such as to constitute a suitable alternative to publication by Reuters.

Notwithstanding the aforesaid, where the Bank decides that on any relevant date for determining the LIBOR rate it is unable to obtain deposits on the London inter-bank Euro market at the LIBOR rate published as aforesaid, or where in the Bank’s opinion, acting in good faith, there is no suitable alternative to publication by Reuters as aforesaid, the LIBOR rate for the purpose of determining the interest rate pursuant hereto shall be determined in accordance with clause 4 of the Additional Conditions

“The Interest period” shall have the same meaning ascribed to such term in the Additional Conditions or as otherwise agreed by the Bank and the customers in writing.

7.5.4	The interest rate shall be determined and revised by the Bank as follows: On the business day falling two business days prior to the date of commencement of the first interest period and on the business day falling two business days prior to the commencement of any other interest period, the Bank shall determine the LIBOR rate and on the basis of its determination the rate of interest the customers are liable to pay on the undischarged balance of the credit shall be computed and determined, and the interest rate determined as aforesaid shall apply from the commencement of the relevant interest period until its expiration. Merely for the purpose of this sub-clause, “business day” means a day on which the banks in London execute transactions between them in deposits in the credit currency on the London inter-bank Euro market.

7.5.5	The rates of interest with which the foreign currency account shall be debited, including where interest at the Default Rate is debited, shall be revised each day or at any other interval determined by the Bank, in accordance with the changes in the LIBOR rate, if any, such being without derogating from the provisions of clause 1.3.6 above.

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7.6	Credits in respect of cheques and bills
7.6.1	The crediting of any of the customers’ accounts in connection with cheques and/or bills for collateral or collection or to the credit of the account shall be deemed temporary. The customers may not withdraw their proceeds prior to their collection by the Bank. The Bank may debit the account credited as aforesaid in the amount of any cheque/bill not paid or returned to the Bank as unpaid, and in the case of a cheque drawn on the Bank — in the amount of the cheque in respect of which the Bank is unable to debit the account of the drawer.

7.6.2	The provisions of Clause 1.7.2 above shall also apply to the foreign currency account.
7.7	Crediting of payments

The provisions of Clause 1.5 above shall also apply to the foreign currency account.

7.8	The deposit’s designation

Any amount in foreign currency deposited to the credit of the foreign currency account without noting the deposit’s designation shall be deposited, at the Bank’s election, and subject to the provisions of any law, to the credit of the foreign currency account, or to a foreign currency deposit, or converted into shekels to the credit of the current account.

7.9	Foreign currency deposits
7.9.1	The foreign currency deposit shall be deposited for such period as agreed between the Bank and the customers. In the absence of an instruction by the customers, the foreign currency deposit shall be deposited for such period as determined by the Bank, in its discretion.

7.9.2	Interest

The foreign currency deposit shall bear interest at the rate prevailing at the Bank on the date of its deposit, and published in the “interest rates on foreign currency deposits” table, having regard to the amount of the deposit, the type of deposit, the type of currency and the period of the deposit.

The interest shall be as agreed between the Bank and the customers, at a fixed rate for the entire deposit period, or at a variable rate determined by the Bank from time to time in respect of interest periods. The interest shall be computed as customary at the Bank in respect of the period of the foreign currency deposit, divided by 365 days. The interest accruing on the foreign currency deposit as aforesaid shall be paid by way of crediting the foreign currency deposit or the foreign currency account, at the Bank’s election, less due taxes, if any.

7.9.3	Payment date

Where any payment on account of the deposit principal and/or interest falls due on a day that is not a foreign currency business day, the payment shall be made on the first foreign currency business day thereafter; however, if the said foreign currency business day falls in the month following that in which the relevant payment date falls, the payment date shall be brought forward to the last foreign currency business day prior thereto.

7.9.4	The deposit’s renewal

Any amount in a fixed-term foreign currency deposit shall be deposited, on the deposit period’s expiration (hereinafter referred to as “the renewal date”), together with the interest thereon (if the interest is credited to the said deposit and not withdrawn therefrom) for an additional identical period, at the rate of interest applicable at such time to foreign currency deposits of such type deposited at the Bank at such time, in such amount, for such period and in such currency, unless the Bank receives, a number of days (of which the Bank shall notify the customers from time to time) prior to the renewal notice, other instructions from the customers, in writing, and so long as on the renewal date the Bank generally accepts identical deposits from customers.

7.9.5	Consolidation of deposits

The customers agree that the Bank shall consolidate deposits of the same type and in the same type of currency, in accordance with the rules prevailing at the Bank from time to time.

7.9.6	Minimum amounts

No deposit, so long as the Bank agrees to accept such a deposit, shall be less than the minimum amounts determined by the Bank from time to time.

7.9.7	Times of giving instructions

Where a deposit instruction is given after the time fixed for the end of the business day at the branch, or on a day that is not a foreign currency business day, the deposit commencement date shall be postponed to the first foreign currency business day thereafter; however, the interest rate shall be determined as though the instruction was given on the last foreign currency business day prior thereto.

7.9.8	Taxes

The provisions of Clause 4.2 above shall also apply to a foreign currency deposit.

7.9.9	Limits on the deposit

The provisions of Clause 4.3 above shall also apply to a foreign currency deposit.

7.9.10	Set-off

The provisions of Clause 4.4 above shall also apply to a foreign currency deposit.

7.9.11	Withdrawal of the deposit

The provisions of Clause 4.5 above shall also apply to a foreign currency deposit.
7.10	Change of status

Where there is a change in the status of the

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customers, or any of them, pursuant to the provisions of any law, including the Currency Control Law, 5738-1978, or any law by virtue thereof, in force from time to time, the customers undertake to notify the Bank thereof immediately and in writing, giving details of the nature of the change.
8.	Banking communication services
8.1	General
     The provisions of this clause (clause 8) shall apply where the Bank allows the customers to receive services provided through banking communication systems enabling the customers to communicate with the computers of the Bank and/or someone on its behalf (hereinafter referred to as “the Bank’s Computers”) and/or the Bank’s representatives at the customers’ branches and/or at the Bank’s designated call centers, including direct computer communication systems Internet communication, e-mail, the relay of files and/or messages, telephone, (including IVR [automatic voice response] systems), cellular systems, facsimile, interactive television, palm computers and like systems developed by the Bank from time to time (hereinafter referred to as “the banking communication systems” or “the systems” or “the service channels”).
The customers shall join certain systems by through enrolment forms in respect of such systems, which constitute an integral part of this document, or by any other means allowed by the Bank. In addition, joining systems and/or using platforms which do not belong to the Bank (for example an EDI — Electronic Data Interchange system or SWIFT MESSAGING SERVICES SCORE) (hereinafter referred to as “third party systems”) are likely to be subject to agreements, to which the Bank is not a party, between the customers and third parties and it is hereby made clear that nothing therein contained shall derogate from the obligations of the customers in accordance with the conditions of this document.
The services might include — in accordance with the type of system — the receipt and transfer of information and/or the giving of instructions/relay of requests for the execution of transactions in accounts and/or the giving of instructions and/or relay of requests for transactions constituting the debit of any of the accounts and credit of accounts of third parties at the Bank and/or the credit of other bank accounts (hereinafter referred to as “transactions for the benefit of a third party”) and/or the provision of technical support and/or other transactions of any type, including joining new systems, that the Bank allows to be executed through the systems from time to time (hereinafter referred to as “the types of service” or “the services”)
     If the Bank allows the customers to join the systems, the services shall be provided to them subject to the following terms and conditions —
8.2	Definitions

In this clause 8, the following expressions shall bear the meanings set forth alongside them:
8.2.1	“the Accounts” — the account as defined in the preamble hereto and other accounts joined to the relevant system;

8.2.2	“the device” — the computer, communication equipment, card scanner, smart cards, identification means and any equipment, hardware and software used by the customers for the purpose of the communication and all the ancillary functions, including information security;

8.2.3	“The Bank’s equipment” — all the components of the device given to the customers by the Bank;

8.2.4	“Giving of instructions” — the giving of direct instructions for the execution of transactions through the systems, directly to the Bank’s computers, without the intervention of a banker.

The Bank shall decide, in accordance with the criteria determined by it from time to time, what types of transactions will be executed in the giving of instructions format;

8.2.5	“Relay of requests” — the use of the systems for the purpose of relaying through banking means to the Bank requests for the execution of transactions. The Bank will decide, in accordance with the criteria determined by it from time to time, what types of transactions will be handled in the relay of requests format.
8.3	Receipt of the services
8.3.1	The customers may execute the transactions the execution of which through the systems joined by the customers is allowed by the Bank from time to time, in accordance with the types of service and in such accounts and/or deposits as they elect.

8.3.2	The customers undertake to study and familiarize themselves with the systems, the way in which they operate and their possibilities, before commencing the use thereof. The services’ receipt by the customers shall be in accordance with the Bank’s instructions, as furnished to the customers from time to time. In addition to the above provisions the customers using third party systems are to receive from the suppliers additional instructions as to the manner and the conditions of the use of the same.

8.3.3	The execution of any transaction within the framework of the services shall be subject to the rules, terms and conditions customary at the Bank in respect of such type of accounts, spheres of activity and transactions, on the date of giving the instructions for the transaction’s execution by the customers through the systems (and, in respect of transactions executed in the relay of requests

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format — on the date on which the Bank executes the transaction, if approved) as though executed at the Bank’s branch. The customers agree that the above terms and conditions shall apply to them and bind them, and the customers shall be deemed to have signed the forms in the text customary at the Bank at such time for the purpose of executing such transaction. The customers hereby acknowledge that the terms and conditions applicable to every type of account, sphere of activity and the terms and conditions of any operation and/or transaction may be inspected at any one of the Bank’s branches on the days and during the hours the branch is open to the public.
8.3.4	The customers are aware that the giving of instructions and/or relay of requests for the execution of a transaction through the systems does not guarantee actual execution. Actual execution through the systems depends on all the terms and conditions mentioned in this document and on other terms and conditions agreed by the Bank and the customers, including the absence of any legal impediment or other impediment beyond the reasonable control of the Bank, the production of all the documents required for the transaction’s execution and subject to the transaction, the subject of such request, not being likely to expose the Bank to considerable or unreasonable risk, in its discretion, including or because the amount of the credit and/or overdraft expressly approved by the Bank for the customers which the customers have not yet utilized - exceeds the outstanding amount of credit the customer allowed to be drawn under the Additional Conditions (referred to in this clause 8 as “inadequate balance”). In the cases mentioned above, the Bank may decline to execute the transaction or may execute it fully or partially or proximately, as applicable.

8.3.5	The customers are aware that before the giving of an instruction and/or relay of a request for the execution of any transaction, they must ascertain the existence of an adequate credit balance to cover the transaction in the relevant account, or the existence of suitable collateral that the Bank has agreed to consider, that shall enable the Bank to act accordingly. The customers agree that the Bank may — but is not obliged — execute the transaction even though the relevant account balance is inadequate or there is no suitable collateral. For the avoidance of doubt, it is expressed that the Bank’s consent to execute any transaction in the absence of an adequate balance is not such as to bind it to agree to the execution of additional transactions in the situations as aforesaid.

8.3.6	The customers agree that where an instruction and/or request to execute any transaction is given to the Bank, the Bank may take any action obliged in connection therewith, in its discretion, and such action shall bind the customers.

8.3.7	The Bank may refuse to implement a request relayed through any of the systems also having regard to the circumstances existing on the day of its actual implementation.

8.3.8	If the Bank allows the execution of any transaction on the assumption that the customers have signed a basic or general document and/or form that according to the Bank’s practice must be signed before the giving of an identical instruction in writing and the Bank later learns that the customers have not signed the said document and/or form; and if the Bank reaches the conclusion that any instruction and/or request is tainted by a lack of clarity or in the Bank’s opinion should not be implemented in its entirety without obtaining further details, information or explanations from the customers, the Bank may, at its election, decline to act at all in accordance with the said instruction and/or request or implement it only partially or act in another manner amounting, in the Bank’s discretion, in the circumstances of the case, to the proximate performance of the said instruction and/or request.

"lack of clarity” for the purpose of this sub-clause 8.3.8 — whether the lack of clarity is in the content of the instruction and/or request or the manner in which the instruction and/or request was received.

8.3.9	The customers hereby authorize the Bank to debit any of their accounts in such amounts as are required for the purpose of executing the transactions, including the need to effect transfers and the payment of levies and taxes pursuant to any law.
8.4	Finality of an instruction and/or request
8.4.1	Transactions executed in the giving of instructions format through the systems may not be cancelled.

8.4.2	Requests to execute transactions relayed through the systems may be cancelled in those systems enabling cancellation, so long as such requests have not been approved by the Bank.
8.5	Limits on amounts

The Bank may determine, from time to time, a ceiling for the execution of an isolated transaction through the systems and/or a daily/monthly/ other ceiling for the execution of transactions through the systems decided upon by the Bank (hereinafter referred to as “the Ceilings”), in addition to the limits imposed on their execution pursuant to the terms and conditions as defined herein. The customers undertake to act solely in the framework of the Ceilings as published by the Bank from time to time. If the Bank receives instructions or requests

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through the systems for the execution of transactions deviating from the Ceilings, the Bank may, but is not obliged to, execute them, and such transactions, if executed, shall bind the customers.
8.6	Additional terms and conditions applicable to the execution of a transaction
8.6.1	In addition to the provisions of Clause 46 below, services provided through the systems in relation to international trade shall be governed by the relevant rules, as the case may be, published by the International Chamber of Commerce in Paris, in force on the date of giving the instruction to execute the transaction by the customers (and in respect of transactions executed in the relay of requests format — in force on the date on which the Bank executes the transaction, if approved).

8.6.2	The customers undertake to furnish the Bank with all the documents and certificates required, pursuant to any law, for the purpose of executing a transaction in respect of which they gave an instruction or relayed a request.
8.7	Dates of receiving the services
8.7.1	The transactions in respect of the execution of which instructions are given and/or requests relayed through the systems, if executed, shall be given the value of the business day (in Israeli currency or foreign currency, as the case may be), in accordance with instructions published by the Bank from time to time.

8.7.2	The customers are under a duty to ascertain what is the date on which a request relayed through the systems will be implemented.
8.8	Validity of instructions

Notwithstanding section 8.17.3 hereinafter, it is clarified that the selection by the customers of a specific type of transaction in any of the system screens and/or the transmission by the customers of a message with a specific identification, format and content, as registered in the computers of the Bank, constitutes prima facie proof vis-à-vis the customers of the selection of the transaction type, content and /or transmission of the data.

8.9	Information on the execution of transactions through the systems and information relayed through the systems
8.9.1	Information on transactions executed through the systems shall appear in the statements relating to the customers’ relevant accounts.

The customers are aware that save where there is a legal duty to do so, the Bank shall not be liable to send the customers notices of the execution or non-execution of transactions in respect of which instructions were given or requests relayed through the systems.

8.9.2	After the relay of any request, the customers must ascertain the implementation or non-implementation thereof, in the status report, if existing in the systems, or by contacting the Bank in any other way.

8.9.3	Without derogating from the provisions of Clause 27 below, the customers agree that the Bank shall not be liable to send the customers any mail, including account statements, notices, letters and other information relayed to them through the systems, including information relayed to e-mail boxes, in any other way.

The aforesaid shall not apply to mail in respect of which there is a legal duty to send to customers in another way, if not opened or downloaded by the customers within a reasonable period of time (in accordance with the type of mail).
8.10	Risks, Liability and the Measures for Securing Information
8.10.1	The systems, by virtue of the fact that they are based on software, hardware, and communication networks, are exposed to the risks inherent to such systems, including damage-causing software (viruses, Trojan horses etc...), eavesdropping on the communication lines, infiltration by hostile parties, sites holding themselves out to be the Bank’s site or any of the systems, and other online types of fraud, disruption in the operation of the systems, and/or the reaction time thereof, non-availability of the systems and/or one of their services (when in none of the events an alternative channel is available to the customers to effect the transaction) and the results thereof. The Bank is investing considerable effort in providing protection against these risks, but nonetheless, hermetic sealing is not possible, and damage and/or loss may result from the realization of any such risk, including the disclosure and/or disruption of the information transmitted and/or presented in the systems, and/or non-timeliness thereof, disruption of instructions/requests, unauthorized operations, disruptions of the systems’ operation and/or in the reaction time thereof, including the failure to implement, erroneous implementation and/or late implementation of an instruction/request The matters particularly emphasized during the use of the systems and/or the components thereof are not in the control of the Bank. In order to reduce the risk, the customers must ensure information security, as set forth below.

8.10.2	When using the systems, and when applying to a technical support center, the customers are responsible for exercising information security and identification measures as set forth in instructions

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furnished by the Bank to the customers from time to time. The customers undertake to maintain absolute confidentiality and exclusive possession in respect of codes and/or subscriber numbers and/or passwords and/or PINs (personal identification numbers) and/or private and public keys and the like, including the physical means on which they are recorded and other physical means used for identification and/or information security in the systems (hereinafter referred to as “information security measures”) and to keep them inaccessible to others. If the customers use the system through persons authorized to use the systems on their behalf, who are registered in the Bank (hereinafter in this clause 8 called the “Authorized Representatives”) then the Customers undertake to bring to the knowledge of Authorized Representatives the contents of these conditions and to ensure that each of the customers and the Authorized Representatives act as detailed in this clause 8. Each of the customers shall undertake information security measures for the Authorized Representatives. The customers undertake to immediately transmit to each Authorized Representative his information security measures when such measures are finalized and complete. The customers are aware of the importance of preserving information security measures by each of them and the Authorised Representative personally, since these measures are the sole means of identifying them. Without derogating from the aforesaid, it is hereby emphasized that it is absolutely prohibited to save the security measures on the computer. The customers and the Authorized Representatives shall be responsible for replacing the information security measures as directed by the Bank, at least at the frequency determined by the Bank. Codes, passwords and the like determined by the customers shall be as random and difficult to guess as possible.
8.10.3	(Cancelled).

8.10.4	The customers agree and undertake as follows:

(1)Not to transmit idle data (such as spam), or the results or erroneous and/or unreasonable data;

(2)Not to permit the information security measures or the Bank’s equipment to be altered, copied, and/or damaged, and not to permit unauthorized use thereof;

(3)The customers will be solely responsible for preserving all information received by them through the systems.
8.10.5	Any telephonic approach or instruction to the Bank by a person representing himself during the course of the conversation as one of the customers or as being authorized to act on their behalf shall be deemed an approach or instruction of the said customer or authorized representative, even if it transpires that the said person was not the said customer or authorized representative, provided that the Bank adopts all the cautionary measures required in order to prevent the abuse of telephonic instructions in accordance with the Proper Conduct of Banking Business Regulations and the Bank’s procedures.

8.10.6	(Cancelled).

8.10.7	For the purpose of connecting to the systems, third parties shall use the public key (e.g. the EDI system) or other relevant data to communicate with the Bank and receiving services through the same, the customers shall give the Bank the public key for decoding their relays and/or the data as aforesaid.

8.10.8	In the event of a change in the public keys and/or any of the data referred to in clause 8.10.7 above by the customers, the customers shall give the Bank the same, before commencing the use of them.

8.10.9	The presentation of the risks as detailed in this clause 8 is not such as to derogate from the liability of any of the parties.
8.11	Notice of Malfunctions

The customers undertake to notify the Bank immediately upon learning of any abuse of the systems or of a reasonable apprehension thereof, including the disclosure and/or loss and/or theft of information security measures and/or the giving of an instruction or relay of a request to execute any transaction in their accounts and/or information received or relayed without their authorization, and of any disruption and/or malfunction and/or error and/or receipt of information concerning any third party and/or accounts managed in the name of others, through the systems.

The customers hereby acknowledge that there are likely to be occasions when it will not be possible to use the systems, in whole or in part, for any reason whatsoever. In such event the customers shall apply to the branches of the Bank and/or the automatic machines and/or to other service channels to which they belong (subject to their working hours)

8.12	(Cancelled)

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8.13	Installation, operation and maintenance of the device

8.13.1	Liability for the installation, operation and maintenance of the device shall rest with the customers alone.

8.13.2	With regard to the Bank’s equipment, the customers hereby agree and undertake as follows:
(1)	Title to the Bank’s equipment is and shall at all times be vested in the Bank, and the customers shall only have a personal license to use the equipment for their own purposes, in accordance with the Bank’s instructions. The customers undertake not to permit any third party to use the Bank’s equipment without the Bank’s prior written consent. The customers undertake to take all reasonable steps to protect the Bank’s equipment from being misused and/or used for a purpose other than that for which it was given.

(2)	The customers undertake to keep the Bank’s equipment in proper working order and, inter alia, to act to this end in accordance with the Bank’s instructions.

(3)	Where the services are terminated in accordance with Clause 8.16 below, the customers shall return the Bank’s equipment to the Bank’s branch within 14 days of the services’ termination, complete and in working order. The software shall be returned to the Bank and the customers shall destroy all the software copies in their possession. If the Bank’s equipment is not returned to the Bank within such period of time, or is returned but is incomplete and/or is not in working order, the customers shall pay the Bank the cost of the Bank’s equipment, in accordance with the prevailing tariff at the Bank, and the Bank may debit the customers’ Account with the said amount.
8.14	The systems’ software
8.14.1	The customers are aware that all the rights of whatsoever type including, but without derogating from the generality of the aforesaid, any copyright, patent, trade secret, trade mark and any proprietary right in any software, existing and/or developed and/or prepared by or for the Bank in the scope of and/or in connection with the systems (herein referred to as “the software”) shall be exclusively, fully and absolutely owned by the Bank or the third party from whom the Bank purchased the right to use the software.

8.14.2	The customers undertake not to infringe the rights of the Bank and/or third party whomsoever in any software given to them (including by way of downloading) and to make every reasonable effort and take all reasonable steps to prevent an infringement as aforesaid by third parties, including their employees and all persons acting on their behalf.

8.14.3	The customers hereby undertake not to make any copy of the software, except for back-up purposes, and not to allow any other person and/or entity to make any use of the software or part thereof.
8.15	Support centers

The Bank may operate, in its discretion, designated centers for the purpose of providing support related to the services to the customers who have subscribed to the services and their authorized persons.

8.16	Changing, Blocking/Cessation of the Services
8.16.1	The Bank may, at any time, in its discretion, permanently or temporarily, change the services and/or block and/or fully or partially cease providing the services to the customers and/or their Authorized Representatives through the systems, on 14 days’ notice.

8.16.2	Notwithstanding the aforesaid, the Bank may block and/or cease, permanently and/temporarily, in full or partially access to the systems in its discretion, without notice, in exceptional cases arising from the Bank’s immediate need to protect itself and/or its customers, and/or third parties including each of the following cases:
(1)	Where the Bank learns of a case of the type noted in Clause 8.11 above and in the event of any other substantial malfunction, disruption, or fault, and/or clarification and/or the existence of a reasonable apprehension of infiltration of the systems and/or abuse of the systems;

(2)	Where the Bank receives notice of cancellation of the authorization of any of the authorized persons of the customers or on the occurrence of an incident resulting in the authorization’s cancellation;

(3)	On the execution of a transaction deviating from the Bank’s instructions, in any of the systems;

(4)	Where the Bank may reduce or cancel the customers’ Credit Line or call for immediate payment of any credit it has provided to the customers;

(5)	Where the Bank is precluded from continuing to provide the services for

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reasons connected to any third party and/or technical reasons and/or pursuant to any law, and/or in accordance with the directives of Bank of Israel as shall be from time to time.
8.16.3	Without derogating from the above provisions, it is hereby made clear there are likely to be the ceasing of the services for the purpose of maintenance and/or upgrading which does not allow the giving of prior notice thereof

8.16.4	The customers may notify the Bank in writing, at any time, of their desire to cease using the services, in whole or in part, and the cessation shall take effect within seven days of the notice’s receipt by the Bank. Notwithstanding the aforesaid, the customers may, in exceptional circumstances, request that access to the systems be blocked without the need for the waiting period, and access will be blocked as soon as possible after the request’s receipt at the branch at which the account is maintained or at the support center.
8.17	The Bank’s records, the keeping thereof and the sending of notices
8.17.1	The provisions of this clause are in addition to the provisions of Clauses 27 and 29 below.

8.17.2	The Bank shall keep mechanized records of the execution of transactions and computer-generated enquiries through the systems and shall keep the records for such periods of time as it decides, that shall not be less than six months for records of transactions and 60 days for records of computer-generated enquiries. In addition, the Bank may, but is not obliged to, record (voice recording, picture including the system screens, or in any other way) the customers’ communications through the systems and store the recordings. In such case, the said records and recordings shall be deemed part of the Bank’s records.

8.17.3	All the Bank’s records concerning the existence, time and content of any instruction and/or request for the execution of a transaction and/or the receipt or transfer of information through the systems, and concerning the relay of information by the Bank to the customers and/or their e-mail boxes shall serve as prima facie proof of the genuineness of their content.

8.17.4	In the event of any contradiction between the data on the Bank’s computer and the data on the computer of the customers, or any third party, the data on the Bank’s computer shall prevail.

8.17.5	Without derogating from the provisions of clause 29 below, information transmitted by the Bank to electronic mail boxes will be deemed to have actually reached the customers one business day following the date of transmission.
9.	Account in the name of a business

If the customers request the Bank to operate the Account, as defined in the preamble hereto, in their name, whilst noting the name of a business (hereinafter referred to as “the business name”), the customers confirm, warrant and undertake as follows:
9.1	The use of the business name does not negate or derogate from the customers’ obligations to the Bank, pursuant hereto or pursuant to any other document signed by them vis-à-vis the Bank.

9.2	The customers constitute all the persons/entities managing their business whilst noting the business name, and to the best of their knowledge no other business is managed under this name.

9.3	If the business name has not yet been registered at the Office of the Registrar of Business Names, the customers undertake to register the business name as aforesaid as soon as possible.

9.4	The customers may deposit to the credit of the Account and/or foreign currency account, promissory notes, cheques, documents and other negotiable instruments (hereinafter in this clause referred to as “the documents”) designated for them, drawn up to the order of the business name.

9.5	The customers undertake to indemnify and compensate the Bank upon its first demand for any damage, loss or expenses that might be occasioned to it, directly or indirectly, in consequence of the customers’ use of the business name, including if it transpires that any of the documents were not designated for the customers or any of them but for others and/or that the customers were not entitled to deposit them to the credit of the Account. The Bank may debit the Account and/or any other account of the customers with it in respect of the customers’ said undertaking, whether the account has a credit balance, a debit balance or goes into a debit balance by reason of the said debit.

9.6	The Bank may cancel the arrangement mentioned in this clause at any time, in its exclusive discretion, and notify the customers thereof.
Part B- Credits
10. Documentary Credits and guarantees/indemnities

The terms set forth in this Clause 10 shall apply to documentary credits (all documentary credit/s to be opened hereunder shall be hereinafter called — the “Credit” or the “Documentary Credit”), instruments of guarantee, indemnity or other letters (and each instrument or letter shall be hereinafter called — the “Credit” or the “Guarantee”) which the customers shall, from time to time, request the Bank to open and/or issue in their favour or to cause to be opened by any

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third party in Israel or abroad (hereinafter — the “Correspondent/s”), in favour of third parties (hereinafter — the “Beneficiary/ies”), in accounts maintained or to be maintained under the customer number set forth above, in the amounts, for the periods, at the due dates, interest rates and additional terms (if any) to be set forth in the request(s) to be submitted by the customers to the Bank (each such request shall be hereinafter called — the “Request for Credit” and/or the “Request to Open Documentary Credit” and/or the “Request to Issue a Guarantee”, as applicable, and shall form an integral part of this document).

In addition to the provisions of this Clause 10, the provisions of Clause 14 below and of Part C (General) of this document shall apply to Documentary Credits. It is clarified that in Clause 14 and in Part C (General) of this document, the term “Credit” shall be deemed to include Documentary Credits and Guarantees.
10.1	Opening Documentary Credit/Issuing Guarantee
10.1.1	The Bank shall be entitled, at its absolute discretion, to refuse any request of the customers to open a Documentary Credit and/or issue a Guarantee, or to give its consent to any request subject to such terms as the Bank shall deem fit.

10.1.2	In the event that the customers request that the Bank open any Documentary Credit or issue any Guarantee, the Bank shall be entitled, at its discretion, instead of opening the Documentary Credit/issuing the Guarantee itself, to cause the Documentary Credit to be opened/the Guarantee to be issued by any Correspondent that the Bank may select. For all purposes hereof, any Documentary Credit and/or Guarantee that the Bank shall cause to be opened/issued by any Correspondent as authorised by this Clause, shall be as valid as a Documentary Credit/Guarantee opened by the Bank at the customers’ request.
10.2	Term and Rules Applicable to each Credit
10.2.1	In addition to the special terms of which the customers shall notify the Bank in their aforesaid request or in any other way, all the conditions set forth herein shall apply to all Documentary Credits/Guarantees which the Bank shall agree to open/issue at the request of the customers.

10.2.2	In addition to the provisions hereof, all Documentary Credit shall also be subject to the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce — I.C.C., (hereinafter — the “I.C.C. Rules”) that shall be in force on the day the Documentary Credit is opened.

10.2.3	In this document, the expression “Credit” shall also include any other undertaking whatsoever that may be issued by the Bank in connection with Documentary Credits/Guarantees opened/issued at the customers’ request.
10.3	The Independence of the Credit

The customers are aware and agree, that the undertakings of the Bank and of any Correspondent under any Documentary Credit/Guarantee to be opened/issued at their request, shall constitute irrevocable banking undertakings by the Bank and or the Correspondent against third parties, so that any withdrawals of monies and debiting the Account under the Documentary Credit/Guarantee shall not be under the Bank’s control, and the Bank shall be unable to prevent them.

Furthermore, the customers are aware that the Bank’s undertakings pursuant to the Documentary Credit/Guarantee shall be independent and shall not depend in any way on any agreements made or to be made between the customers and/or another or others and the Beneficiary/ies, or any undertakings made or to be made by the customer and/or by another or others to the Beneficiary/ies, or on the fulfillment of any conditions whatsoever by the Beneficiary/ies, excluding conditions expressly set forth in the Documentary Credit/Guarantee itself, and no payment by the Bank or the Correspondent to the Beneficiary/ies, or by the Bank to the Correspondent, shall require the customers’ consent, or shall be conditional upon the giving of any notice to the customers or prior demand on the customers.
10.4	Payments to the Bank with Respect to the Documentary Credit/Guarantee and Indemnification of the Bank
10.4.1	Whenever the Bank opens/issues a Documentary Credit/Guarantee or causes a Documentary Credit/Guarantee to be opened/issued, pursuant to the customers’ request, the customers shall compensate and indemnify the Bank with respect to any liability or undertaking the Bank may take upon itself, now or in the future, directly or indirectly, with respect to or in connection with such Documentary Credit/Guarantee, and furthermore, with respect to any claims filed or demands made against it, and with respect to any expenses paid or damages incurred by it, as a result of any such liability or undertaking.

Without derogating from the generality of the foregoing:(1) The customers shall repay to the Bank any amount that the Bank and/or its Correspondent may have paid, or were required or obligated to pay, pursuant to or in connection with any Documentary Credit/Guarantee, regardless of whether the documents relating to the Documentary Credit

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(hereinafter — the “Documents”) and/or the goods covered by the said Documents (hereinafter — the “Goods”) have arrived; in the same currency in which the Bank and/or the Correspondent paid, or were required or obligated to pay, as aforesaid.
For the avoidance of doubt, the customers hereby agree that if, due to any court order, the Bank does not pay any amount under the Documentary Credit/Guarantee on time, and the order is subsequently cancelled, the customers shall also indemnify the Bank for any additional amounts the Bank may have to pay in connection with the Documentary Credit/Guarantee due to the delay, provided that the Bank believes that it was obligated to pay such additional amounts.(2) In the event of any legal or other action being initiated against the Bank and/or against any Correspondent in connection with any Documentary Credit/Guarantee, whether by any third party or by the customers, or of the Bank and/or the Correspondent becoming involved in any other way in any claim or demand in connection with the Documentary Credit/Guarantee, and in addition, whenever the Bank and/or the Correspondent deem it fit to take any action in connection with any Documentary Credit/Guarantee as above — the customers shall indemnify and compensate the Bank, immediately upon its first demand, with respect to any loss, damage or reasonable expense, including legal fees, incurred by the Bank and/or the Correspondent with respect to or in connection with the aforesaid action, and the customers shall repay to the Bank any amount paid by the Bank and/or the Correspondent, or which they were required or obligated to pay to any third party following or resulting from such action, in the same currency paid by the Bank and/or the Correspondent, or which they were required or obligated to pay, as aforesaid.

10.4.2	Any amounts due from the customers to the Bank hereunder, shall be paid by the customers immediately upon the Bank’s first demand, but notwithstanding the aforesaid, the Bank shall be entitled (but shall not be obliged) to immediately debit any account of the customers held with it with such amounts, on the earliest date on which the Bank and/or the Correspondent paid such amounts or were required or obligated to pay, without the necessity of giving the customers any prior notice thereof. Clause 21 below shall apply to any such debit.

10.4.3	Any amount paid by the Bank and/or the Correspondent, or which they were required or obligated to pay, pursuant to or in connection with any Documentary Credit/Guarantee, shall bear interest at the Default Rate with respect to the period commencing on the date on which the Bank and/or the Correspondent paid, or were required or obligated to pay, until full actual payment by the customers to the Bank.
10.5	Payment of Obligatory Amounts
10.5.1	Without derogating from the provisions of Clause 10.4 above and of Clause 10.11 below, the Bank shall have the right at any time to demand from the customers payment of all amounts that the Bank and/or the Correspondent undertake to pay pursuant to any Documentary Credit/Guarantee opened/issued at the customers’ request, even before the Bank and/or the Correspondent are required to pay them, and the customers undertake to repay to the Bank all such amounts immediately upon its first demand.

Without derogating from the generality of the aforesaid, upon the occurrence of any event entitling the Bank to request immediate payment of all or any of the customer’s debts and obligations towards the Bank, on any grounds, the customers shall be obligated to pay the above amounts immediately to the Bank, without the necessity of the Bank giving any prior notice or making any request to the customers.

10.5.2	Any amount the customers pay the Bank pursuant to Clause 10.5.1 above, shall be held by the Bank in a separate deposit which shall serve (together with the interest thereon as set forth below) for the purpose of executing payments pursuant to the Documentary Credit/Guarantee (or for the purpose of indemnifying the Bank, to the extent that the Bank pays pursuant to or in connection with the Documentary Credit/Guarantee any amount not taken from the deposit), and shall bear interest at the Bank’s customary rate at the time it is paid by the customers with respect to deposits of similar amounts for a period similar to the period from the time the above amount is paid by the customers to the Bank until the Bank makes use of it as aforesaid or until it is returned to the customers as set forth in Clause 10.5.3 below, as the case may be.

10.5.3	Within 30 days from the termination of the Bank’s responsibility to pay pursuant to the Documentary Credit or within 30 days from the expiry of the relevant Guarantee, the amount of the above

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deposit and the interest accrued thereon shall be returned to the customers, to the extent it did not serve for payment pursuant to the Documentary Credit/Guarantee (or to indemnify the Bank and/or the Correspondent with respect to or in connection with payment thereof thereunder) as aforesaid.

For the avoidance of doubt it is hereby clarified that to the extent any injunction is issued by any party prohibiting payment of the Documentary Credit/Guarantee, the Bank’s responsibility shall terminate only after full and final cancellation of the said injunction, and the provisions of this Clause 10.5.3 shall be in addition to and shall not derogate from the Bank’s rights under Clauses 17 and 18 below with respect to the amounts of the above deposit and the interest thereon.
10.6	Expenses

The Bank shall be entitled, at any time in its absolute discretion, to exchange notices with the Correspondents or with others, at the customers’ expense, by means of the customary international electronic communications media, including facsimile, telex, swift, telephone calls, and internet, on any matter relating to the Documentary Credit, and to debit any account of the customers in the Bank with all amounts it may spend or be debited in connection with such acts, with the addition of interest at the Default Rate from the date of the expense or debit until full discharge by the customers.

The customers undertake to bear all reasonable commissions and expenses which the Bank shall be required to pay to Correspondents in connection with the execution of the customer’s instructions as aforesaid.

10.7	The Bank’s and the Correspondents’ Exemption from Liability

No liability whatsoever shall apply to the Bank or its Correspondents in respect of any damage, loss or expenses whatsoever likely to be incurred by the customers, directly or indirectly:-
10.7.1	In the event of failure to open/issue the Documentary Credit/Guarantee on time or properly, or failure to open it at all for any reason whatsoever;

10.7.2	In the event of the Documents or the Goods failing to reach their destination at the proper time or at all, or in the event of a discrepancy between the Goods and the Documents;

10.7.3	With respect to the quantity, quality, value, packing, manner of loading, description and delivery of the Goods;

10.7.4	With respect to any damage or loss that may be caused to the Goods for any reason and in any place;

10.7.5	With respect to any defect, disqualification, imperfection, incorrect description or forgery of bills of lading, insurance certificates or other documents, and with respect to any voidance of or defect in the customers’ rights under any document whatsoever and against any party whatsoever;

10.7.6	As a result of a mistake or error of the Bank and of its Correspondents in the interpretation of the terms of any Guarantee issued at the customers’ request;

10.7.7	As a result of the Bank’s reasonable use of various communications media, such as mail, telephone, telex, swift, courier, facsimile or any other method of communication or transmission, whether private or public, and as a result of any loss, delay, misunderstanding, destruction or deterioration due to such use;

10.7.8	With respect to amounts to be transferred to the Bank’s Correspondents which they shall not repay if all or part of the Documentary Credit is not utilized, for any reason, and with respect to any negligence or breach of trust on the part of the Bank’s Correspondents;

10.7.9	As a result of circumstances beyond the Bank’s control or due to strike, organized disturbance, sanctions or similar behavior on the part of all or some of the Bank’s employees, or due to any lock-out in one or more of the Bank’s branches or offices;

10.7.10	And in general, with respect to any damage or loss that may be caused to us, directly or indirectly, deriving from the Documentary Credit/Guarantee or the Bank’s or the Correspondents’ actions or inactions on any matter involving the Documentary Credit/Guarantee.
The provisions of this Clause shall be in addition to and shall not derogate from the provisions of the I.C.C. Rules with respect to the Bank’s and its Correspondents’ liability or exemption from liability.

Notwithstanding the aforesaid in this Clause, the Bank shall not be released from liability to the extent the customers are able to prove that the damage, loss or expenses were as a result of the Bank’s and/or its employees’ negligence; provided that any negligence by one of the Bank’s Correspondents or the Correspondents’ employees, shall not be considered, for the purposes of the above, as the Bank’s negligence. Clause 28 below shall not apply to Documentary Credits and Guarantees, and the provisions of this Clause 10 above shall apply.

10.8	Legal Proceedings Taken by the Bank

Without derogating from the provisions of Clause 23 below, the Bank is entitled, at its discretion, but not under any obligation, to take

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
legal or other action against the customers and against any other party whatsoever in connection with the Documents and the Goods or the proceeds thereof, and in connection with any other matter deriving from the Documentary Credit and/or the Guarantee, and the customers shall reimburse the Bank, upon its first demand, all its reasonable expenses including legal fees (which legal fees shall be determined in accordance with Clause 23.1 below), with the addition of interest at the Default Rate from the date of the payment made by the Bank until full discharge by the customers. Without derogating from the generality of the aforesaid, the customers shall be obliged, upon the Bank’s first demand, to sign and to deliver to the Bank a power of attorney in the name of whoever the Bank shall stipulate, and all other documents that may be necessary, at the Bank’s discretion, in connection with the above action.

10.9	The Bank’s right to demand a cost supplement, accelerate payment or convert credit

Clause 13.15 below shall also apply to Documentary Credits and/or Guarantees opened /issued in accordance with this Clause 10, mutatis mutandis. The following paragraph shall replace Clause 13.15.2:

Whenever, as a result of any change in the law (as defined in Clause 13.15.2), or as a result of the compliance with any requirement, directive or request given or addressed to the Bank by the Bank of Israel or by any other competent authority, or as a result of the compliance with any undertaking of the Bank to the Bank of Israel or any other competent authority, whether the compliance with the said undertaking, directive, requirement or request derives from any change in the law as above, or from an agreement made, or to be made from time to time, between the Bank and the Bank of Israel or any other competent authority, there should occur one of the events set forth in clauses 13.15.2(1) to 13.15.2(5), and the Bank shall determine that as a result of any or all of such events (i.e. the contents of Clauses 13.15.2(1) to 13.15.2(5)), an increase may occur in the Bank’s costs or expenses with respect to opening the Documentary Credit, the issuance of the Guarantee or any other undertaking of the Bank connected with the above or with any payment by the Bank or the Correspondents pursuant to the above, or connected with the Bank’s or the Correspondents’ acceptance, endorsement or signature on any note or other document whatsoever pursuant to or in connection with the Documentary Credit, or with any payment, acceptance, endorsement or signature which the Bank or its Correspondents shall be required to make under or in connection with the Documentary Credit:

Then (i.e. in each of the cases mentioned in Clauses 13.15.2(1) to 13.15.2(5)) the customers shall pay the Bank, from time to time, each time immediately upon its first demand, such amount that shall constitute, in the Bank’s opinion, compensation for the increase in the Bank’s costs and expenses as above; and any statement by the Bank with respect to the amount of the said compensation shall be binding upon the customers. The provisions of Clauses 10.4.2 above and 17 and 18 below shall apply to such payment as above.

10.10	Extension of the Guarantee

The Bank shall, at its absolute discretion, and provided it shall send prior notice to the customers, be entitled to extend any Guarantee issued at the customers’ request, and in the event that the Bank shall so act as well as in the event that the Bank shall with the customers’ consent, amend in writing the terms of any Guarantee, then the terms this document shall apply with respect to any Guarantee extended or amended as aforesaid.
Clauses 10.11 to 10.17 shall apply to Documentary Credits only:
10.11	Receipt of the Documents by the customers
10.11.1	The customers hereby declare and undertake to the Bank that they are aware that the receipt by them (or the delivery to their representative) of all or some of the Documents shall constitute, to all intents and purposes, final and absolute approval, with no reservations on the customers’ part, concerning the Documents’ full compliance with the terms of the Documentary Credit or its requirements, and that in their opinion the Documents are in order.

In addition, the customers confirm that they are aware that possession of the Documents usually represents control of both the Documents and the Goods, and that after delivery thereof to the customers or their representative the situation is irreversible unless the Bank receives prior written approval therefor from the Correspondent and from any other body or entity involved in the relevant Documentary Credit.

10.11.2	Therefore, as set forth in Clause 10.4 above, the customers’ Account shall be debited by the Bank without the customers being entitled or having the right to prevent it or object thereto in any way or at any time whatsoever, regardless of any claim, cause of action or objection the customers may have, now or in the future, in our relationship with any party or entity whatsoever, including the Beneficiary, the Bank, the Correspondent, etc. The customers hereby declare that they neither have now, nor shall they have in the future, any complaint or cause of action or claim against the Bank in connection

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
with the payment of any Documentary Credit, and the terms set forth therein.

10.11.3	For the avoidance of doubt, it is clarified that the receipt by the customers of the Documents after the Bank’s and/or the Correspondent’s objections have been presented to the customers with respect to any non-compliance or defects, shall constitute final and absolute approval by the customers to pay the amount of the above Documents, and the customers shall not be entitled to raise any complaint whatsoever in connection therewith. It shall also be considered irrevocable consent on the part of the customers to debit their Account with such amount as shall be required to pay the proceeds of the Documents.
10.12	Temporary Confirmations to Release Consignments

In the event the Goods covered by any Documentary Credit arrive from abroad before the Documents relating to such Goods are received by the Bank, and the customers apply to the Bank requesting it to issue for them a guarantee, a letter of indemnity or delivery instruction, or to add the Bank’s undertaking to such a letter (all the above documents shall be called in this Clause 10.12 — the “Guarantee”) so as to enable the customers to receive the Goods without delivering the Documents; and/or if the customers apply to the Bank to endorse in their favour a copy of the Bill of Lading which they have received, which is drawn to the order of the Bank or in which the name of the Bank appears as consignee, this prior to the receipt of the Documents by the Bank (hereinafter — the “Endorsement”); and/or to provide the customers with a temporary confirmation, addressed to the shipping/airline agent, to release the Goods (the Guarantee, the Endorsement and the above temporary confirmation shall hereinafter, in this Clause 10.12, jointly and severally be called — the “Guarantee”), then, in every case the Bank consents to the said request and issues such a Guarantee, the customers shall be deemed to have declared, consented and undertaken as follows:
10.12.1	The Bank shall be entitled, at its discretion, to refuse to consent to any request of the customers;

10.12.2	The customers shall deliver to the Bank the original Documents relating to the Goods in respect of which the Guarantee has been issued, with a sufficient endorsement and in such manner as to ensure their acceptance by the transport agents; If the customers make no use of the Guarantee, they shall return it to the Bank within 10 days from the date of its delivery to them;

10.12.3	The customers shall compensate and indemnify the Bank, at all times, in respect of any obligation or liability undertaken by or imposed on the Bank, due to or in connection with the Guarantee.

For the purposes of this Clause 10.12, everything contained in this document concerning the customers’ obligation to compensate and indemnify the Bank shall apply as if the Guarantee were the Bank’s undertaking pursuant to a Documentary Credit it opened at the customers’ request, and everything contained herein with respect to the Bank’s duties and rights concerning the above Documentary Credit shall also apply to the Guarantee, mutatis mutandis;

10.12.4	The customers hereby waive their right to make any kind or type of claim related to the import of the Goods, including related to the compliance of the Documents with the terms of the letter of credit, which would have been available to them had the Documents arrived and been examined before the customers’ release of the Goods;

Without derogating from the generality of the aforesaid, the customers also irrevocably waive in full and in advance their right to make claims in connection with:(1) The Documents not having arrived or having arrived after the expiration of the Credit period;(2) Any substantial, formal or other defect that is likely to be found in the Documents when they are received by the Bank or in the Goods;(3) Any discrepancy whatsoever that is likely to exist between the Documents as shall be received and their description in the Credit and/or between any other document submitted by the customers prior to the release of the Goods, and any other document to be submitted with the Documents;(4) A discrepancy or defect in the Documents, as a result of which the financing period shall be shortened or amended, in the event that such period was approved, or its terms shall be amended, or it shall be completely cancelled and the Documents shall be available for immediate payment;(5) Any type of discrepancy between the Documents as shall be received by the Bank and the terms of the Credit, including a discrepancy between the amount of the invoice as submitted with the Documents and the amount of the Credit;(6) Any type of discrepancy between the Documents and the Goods.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
10.12.5	The customers hereby undertake, upon the Bank’s first demand, to fulfill any of the conditions of any instruction the Bank may receive in connection with the Documents, and to put the Bank in a position to fulfill all the terms of any such instruction, and for that purpose to furnish the Bank with any document, upon its demand.
10.13	Pledge of the Documents and the Goods
10.13.1	The Documents and proceeds thereof, relating to each Documentary Credit, the Goods covered by the Documents, all insurance rights with respect thereto and all of the customers’ rights against the Beneficiary or any party authorized to receive the Goods on his behalf (hereinafter, jointly and severally, the “Pledged Assets”), shall be deemed to have been pledged to the Bank under a first degree fixed charge, as security for the full and punctual payment of all Secured Sums as defined below.

The Correspondents of the Bank (with respect to possession of the Documents) and the warehouses in which the Goods are stored (with respect to possession of the Goods) shall be deemed to be bailees on behalf of the Bank as defined in Section 4 of the Pledges Law — 5727-1967 (hereinafter — the “Bailees”).

10.13.2	For the purpose of this Clause, the expression “Secured Sums” means: (1) All amounts due or to become due, or which might become due to the Bank from the customers on account of, with respect to or in connection with all the customers’ undertakings under this document with the addition of interest, interest at the Default Rate, linkage and exchange rate differentials (if any), commissions, bank charges and expenses of any kind whatsoever; and (2) Any debit balance in any of the customers’ accounts that may be created (or increase) as a result of the debiting of such account with respect to amounts due or to become due, to the Bank from the customers with respect to and in connection with the provisions of Clause 10.13.2(1) above.

10.13.3	In addition to the provisions of Clause 10.13.1 above, and without derogating therefrom, all Goods covered by the Documents deposited in the Bank’s warehouses and/or in the name of the Bank in the Bailees’ warehouses (hereinafter — the “Pledged Goods”) shall be deemed to be pledged to the Bank, under a pledge as mentioned in Clause 10.13.1 above, from the moment they have been deposited in the above warehouses or from the moment they are delivered to the Bank or the Bailees, and the fact of the presence of the Goods in the above warehouses shall serve as prima facie proof that the Goods are pledged to the Bank under the terms of this document.

The Bank shall be entitled to hold the Pledged Goods wherever it may deem fit, to pack and unload them at any time and to transfer them from one place to another. For the avoidance of doubt, it is hereby clarified that the expression “Pledged Assets” in this Clause 10 also includes the “Pledged Goods”. The customers undertake to notify the Bank, as soon as the Pledged Goods arrive in the designated port, to take, at their expense, all action required to store the Pledged Goods in the name of the Bank and to insure them in its favor, as set forth in Clause 10.14 below.

10.13.4	The customers hereby declare that the Pledged Assets are not, and shall not be, encumbered, pledged, charged or attached in favour of anyone else, that they are under the customers’ absolute ownership, and shall be under their absolute ownership when they are delivered to the Bank or the Bailees, and at the time of their deposit or delivery to the Bank there is and there shall be no limitation or condition applicable under any law or agreement with respect to transferring ownership or pledging the Goods to the Bank.

10.13.5	Whenever it shall come to the knowledge of the Bank that the Pledged Assets or any part thereof have been lost, have been or are likely to be damaged, have lost or are likely to lose a substantial amount of their value, or that an event has occurred that could affect the financial capacity of any guarantor which has guaranteed to the Bank payment of all or any of the Secured Sums, the customers shall furnish to the Bank, forthwith upon its first demand therefor, additional securities or collateral satisfactory to the Bank.

10.13.6	The customers hereby undertake:
(1)	To immediately notify the Bank of any attachment imposed, execution action taken, or application to appoint a receiver for all or any part of the Pledged Assets, as well as to immediately notify any authority which has placed an attachment or taken any execution action, or which has been requested to appoint a receiver as aforesaid and any third party initiating

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
or requesting any of these, of the fact that the assets have been pledged in favor of the Bank, and to immediately take, at the customers’ expense, all action required to cancel the attachment, the execution action or appointment of receiver, as the case may be.

(2)	Not to sell or transfer in any other manner, and not to undertake to sell or transfer, all or any part of the Pledged Assets, and not to transfer in any way whatsoever the customers’ rights therein to another, without the Bank’s prior written consent thereto.

(3)	Not to pledge or encumber all or any part of the Pledged Assets in any manner whatsoever, whether in priority to, pari passu with or subsequent to the rights of the Bank hereunder, without the Bank’s prior written consent thereto.

(4)	To pay the Bank, immediately upon its first demand, commission for handling the Pledged Assets at the Bank’s prevailing tariff, without derogating from the Bank’s rights under Clause 10.4.2 above and Clauses 17, 18 and 20 below.

(5)	To pay regularly and precisely all expenses with respect to warehouses, packing, unloading and transportation, salaries of guards and warehouse personnel, taxes and other expenses connected with the Pledged Goods and the warehouses in which the Pledged Goods shall be stored at any time, and the Bank is entitled to make such payments and expenses at our expense, however it shall not be obligated to do so.

The customers undertake to refund to the Bank, immediately on its first demand, any amount paid by the Bank as aforesaid in this Clause, without derogating from the Bank’s right under Clause 10.4.2 above and Clauses 17 and 18 below.
10.13.7	The pledge created as provided in this Clause in favour of the Bank shall be independent of all securities or collateral received, now or in the future by the Bank from or for the customers, and shall not affect or be affected by them, and shall serve as a continuing guarantee which shall continue to be in full force and effect until the Bank confirms to the customers in writing that the pledge is null and void; even if, at any time before the Bank provides the customers with such confirmation, the customers owe no debt whatsoever to the Bank.

10.13.8	The customers hereby release the Bank from all liability in respect of any loss, damage or deterioration of any kind that may, if any, be caused to the Pledged Assets, directly or indirectly, for any reason whatsoever.
10.14	Insurance of the Pledged Assets
10.14.1	The customers hereby undertake to insure the Pledged Assets at their full value with an insurance company (hereinafter — the “Insurance Company”), against such risks established by the Bank, from time to time, on terms acceptable to the Bank and, whenever the Bank deems it necessary, immediately upon its first demand, to insure the Pledged Assets under any additional insurance or to amend the terms of any existing insurance or to insure them with another insurance company; in connection with the above insurance, the customers undertake:
(1)	To fulfill all the terms of the insurance and in particular to pay all insurance premiums in full and on time, to deliver the policies to the Bank immediately, and within seven days from the date determined for payment thereof, all receipts with respect to payment of the premiums, as well as to immediately notify the Insurance Companies in writing, with a copy to the Bank, of any case of theft, loss or damage to the Pledged Assets;

(2)	To furnish a notice to the Insurance Company, immediately after executing the insurance, in a text satisfactory to the Bank, concerning the pledge and assignment hereby created in favour of the Bank, concerning the Bank’s rights hereunder, which shall include, inter alia, irrevocable instructions to the Insurance Company to pay only to the Bank all amounts due or to become due from the Insurance Company to the customers, with respect to or in connection with the insurance of all or part of the Pledged Assets, as well as a request to the Insurance Company to furnish to the Bank a letter as set forth in Clause 10.14.1(3) below;

(3)	To furnish a letter to the Bank, within seven days of execution of any insurance, in a text satisfactory to the Bank, in which the Insurance Company confirms to the Bank that it has received the notice mentioned in Clause 10.14.1(2) above, and agrees to act pursuant thereto, and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
undertakes to notify the Bank, at least thirty days in advance, of the date of the termination or expiration of any insurance;

(4)	To sign, immediately upon the Bank’s first demand, any certificate or document which, under any law, or in the opinion of the Bank, or which may be required or desired under the terms of any insurance of all or part of the Pledged Assets, in order to execute all or part of the customers’ undertakings set forth in Clauses 10.14.1(1)-(3) above;
10.14.2	The customers hereby irrevocably grant the Bank power of attorney to perform in their name, on their behalf and at their expense any of the actions mentioned in Clause 10.14.1 above, whenever any of the above acts are not performed by the customers or not performed to the Bank’s satisfaction; however, such power of attorney shall not release the customers from fulfilling any of their obligations under this document, nor shall it obligate the Bank to use all or part of the above power of attorney;

Any insurance of all or any part of the Pledged Assets by the Bank under the said power of attorney may be either in the name of the Bank or of the customers, at the Bank’s absolute discretion.

10.14.3	In addition to the power of attorney granted to the Bank as aforesaid in Clause 10.14.2 above, the customers hereby grant irrevocable power of attorney to the Bank to perform in their name, on their behalf and at their expense any of the following: to demand and to claim from the Insurance Companies and to make arrangements with them, as the Bank may deem proper, with respect to claims arising from the Insurance, including arrangements compromising or waiving all or part of the customers’ rights, to sign any arbitration agreement and to collect the insurance payments, regardless of whether the insurance is or shall be made by the customers or in their name, or whether it is or shall be made by the Bank.

The customers agree that they shall not be entitled to perform any of the acts set forth in this Clause without the Bank’s prior written consent thereto.

10.14.4	The customers hereby release the Bank, in advance, from all liability in the event that the Bank does not utilize any of its powers under the above power of attorney; and in particular, but without derogating from the generality of the aforesaid release, in the event that the Bank does not take out the insurance as above, or if it does not arrange it on time or properly, or in the event that, due to any defect in the form of the insurance, or due to low coverage, or due to non-demand or for any other reason, the Insurance Companies do not pay for any damage or loss; and the customers hereby waive, in advance, any claim against the Bank with respect to or in connection with any claim, negotiation or arrangement made by the Bank, as above, whether the insurance was or shall be taken out by the customers or in their name or whether it was or shall be taken out by the Bank.

10.14.5	The customers’ rights, present and future, deriving from insurance of the Pledged Assets, whether made now or in the future, by the customers or by the Bank as set forth in this Clause, as well as all the customers’ rights under the Property Tax and Compensation Fund Law — 5722-1961, as shall be in force from time to time, and under any other relevant law, as well as any right to compensation or indemnification the customers may have against any third party due to loss of, damage to or expiration of the Pledged Assets, are hereby pledged and assigned to the Bank, as provided in Clause 10.13 above.
10.15	Undertaking and Power of Attorney to the Bank The customers hereby undertake to sign, upon the Bank’s first demand, all documents in connection with the Documentary Credit and to endorse them in favor of or to the order of the Bank, and to perform any act which in the Bank’s opinion is required or desired with respect to the pledges and the insurance mentioned in Clauses 10.13 and 10.14 above, and without derogating from this undertaking, the customers hereby grant the Bank irrevocable power of attorney to sign in their name, on their behalf and at their expense, the Documents, and/or any other document connected with the Documentary Credit, to endorse them and to perform any act as above.

10.16	Requirements of Any Law and Import License

The customers undertake to comply with the requirements of any law connected with the Documentary Credit, and without derogating from the generality of the aforesaid, in any case where an import license, or any other permit or document, is or shall be required to import the Goods, the customers hereby undertake that such permit shall be in their possession, and they undertake to furnish it to the Bank and/or the competent authorities upon their first demand.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
10.17	Levy With Respect to the Credit

The customers hereby undertake to bear payment of any levy existing now or in the future, under any law, concerning any Documentary Credit, and if the Bank is required to pay, or shall pay, the said levy, they shall repay to the Bank the amount of the levy, at the rate, on the dates, in the currency and according to the calculation method of which the Bank shall notify them. The provisions of Clauses 10.4.2 above and 17 and 18 below shall apply to such payment.
11.	(Cancelled)

12.	(Cancelled)

13.	Terms and conditions for receiving credits/loans

The terms and conditions set forth below in this Clause 13 shall apply to that part of the Credit or Advance (as such terms are respectively defined in the Additional Conditions) constituting any unlinked Israeli currency and/or index-linked Israeli currency and/or foreign currency linked Israeli currency and/or foreign currency loans and/or credits provided in the accounts managed under the customer number mentioned above, in the amounts, for the periods, on the payment dates, at the interest rates and in accordance with the other terms and conditions (if any) noted in the request/s submitted by the customers to the Bank and/or in other documents submitted by the customers to the Bank (requests as aforesaid together with such other documents are hereinafter referred to as “the credit application” and shall constitute an integral part hereof), and the customers agree that where the Bank agrees to grant them a credit and/or loan in an account, the credit/loan account shall be managed in accordance with the terms and conditions set forth below, in accordance with the relevant credit type and the other terms and conditions set forth in the credit application.

(Any loan or credit received by the customers as aforesaid is hereinafter referred to as “the credit”, the currency in which the credit is given is hereinafter referred to as “the credit currency” and the account in which the credit is received is hereinafter referred to as “the credit account”.)
13.1	Manner and date of advancing the credit

If the Bank agrees to provide credit to the customers, the customers request the Bank to transfer the credit amount to the credit of the account whose number is mentioned in the credit application. The date of advancing the credit shall be the date on which the said account is credited as aforesaid.

13.2	Manner of payment and prepayment
13.2.1	The credit, the interest thereon, the index linkage, the foreign currency linkage, commissions and the Bank’s expenses (hereinafter in this Clause 13 — the “Amounts Due”) shall be discharged to the Bank at such times as noted in this document and/or in the credit application.

13.2.2	It is hereby agreed that section 13(b) of the Pledges Law, 5727-1967 and any other section replacing it shall not apply to the prepayment of the Credit (as defined in the Additional Conditions).

13.2.3	All the amounts credited to the credit account shall be applied firstly towards the discharge of the Bank’s expenses, secondly towards the discharge of commission, thirdly towards the discharge of the interest and index linkage and/or foreign currency linkage, fourthly towards any Breakage Costs (as such term is defined in the Additional Conditions) and finally towards the discharge of the credit principal, or in such other order as the Bank elects.

13.2.4	The customers undertake to discharge to the Bank any amount on account of the credit, the interest and the index linkage or foreign currency linkage in respect thereof, at the branch at which the customers received the credit.
Special terms and conditions for unlinked credit in Israeli currency
13.3	Business day

If the first debit date in respect of the principal or interest falls on the last day of any month, or on a day that does not have an overlapping day in one of the relevant months thereafter, respectively, any subsequent debit date shall fall on the last day of the relevant month, in accordance with the provisions of the credit application.

Where the date of any payment pursuant to this document and/or the credit application (hereinafter referred to as “debit date”) falls on a day that is not a business day — the said date shall be postponed to the first business day thereafter.

13.4	Computation of interest
13.4.1	The undischarged balance of any credit shall bear interest on the daily balances in respect of the period commencing on the date of the credit’s provision to the customers and ending on the date of its actual discharge to the Bank. The interest shall be computed in accordance with the number of days that have actually elapsed divided by 365 or 366, in accordance with the number of days in the year in which the relevant period falls. If part of the period to which a particular interest rate applies is in a 365 day year and the other part in a 366 day year, the computation shall be made in respect of each part of the said period separately, in accordance with the number of days in the year to which the said part applies.

13.4.2	Notwithstanding the aforesaid, if it is agreed that the principal and the interest shall be paid in accordance with the Shpitzer table method, the interest shall be computed in respect of the period

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
commencing on the date of the credit’s provision and ending on the date of its actual discharge on the basis of a 360 day year and a 30 day month.

13.4.3	The interest rate shall be noted in the credit application.

13.4.4	The interest shall be paid to the Bank on such dates as noted in the credit application (hereinafter referred to as “interest payment date”).

13.4.5	The first interest payment shall be made in respect of the period commencing on the date of the credit’s provision to the customers and ending on the interest payment date subsequent to the date of the credit’s provision. On every interest payment date after the aforesaid payment, interest shall be paid in respect of the period that has elapsed from the interest payment date preceding the payment of interest as aforesaid until the said interest payment date.
Special terms and conditions for index-linked Israeli currency credit
13.6	Business day

The provisions of Clause 13.3 above shall also apply to index-linked credit; however, if the debit date falls on a day that is not a business day and that is also the last day of any month, the debit date shall be brought forward respectively, to the last day of the said month that is a business day.

Any reference in Clause 13.3 or in this Clause above to debit date shall also apply to “the determining date”, if this expression is mentioned in the credit application.

13.7	Computation of interest

The provisions of Clause 13.4 above shall also apply to index-linked credit.

13.9	Linkage terms and conditions

Payments of the principal and interest of any part of the Credit (as defined in the Additional Conditions) denominated in NIS which is an index linked loan shall be index-linked in accordance with the linkage terms and conditions set forth in this clause, and the customers shall pay the Bank, in respect of this credit, amounts computed in accordance with such terms and conditions.
13.9.1	“Index” bears the meaning attributed to it in the “definitions” clause in the general chapter of this document.

“The new index” means the index last published prior to the date on which the relevant interest or principal payment falls due. If the principal or interest payment falls due on the 15th of the month, and such day is not a business day, and accordingly the payment is postponed, the new index shall be the index published in respect of the preceding month.

“The base index” means the index last published prior to the advance of the credit or any part thereof, in respect of such part of the credit.

13.9.2	(1) Payments of the principal and interest of any credit referred to in Clause 13.9 shall be linked to changes in the index, according to one of the two options specified below and in accordance with the terms of the request:

(1.1) Credit Application for index-linked credit having a base index — If on the payment date of any amount of principal or interest it transpires that the new index has risen in comparison with the base index, the customers shall effect the said payment to the Bank with it being increased pro rata to the rise in the new index compared with the base index; however, if the new index is equal to or less than the base index, the customers shall discharge the said amount to the Bank or to its order as they would have been liable to do were it not for the provisions of this clause.

(1.2) Credit Application for index-linked credit which does not have a base index - If on the payment date of any amount of principal or interest it transpires that the new index has risen in comparison with the base index, the customers shall effect the said payment to the Bank with it being increased pro rata to the rise in the new index compared with the base index; however, if the new index is less than the base index, the customers shall effect the said payment to the Bank with it being decreased pro rata to the fall in the new index compared with the base index; If the new index is equal to the base index, the customers shall effect the said payment to the Bank as they would have been liable to do were it not for the provisions of this clause.

(2) In addition to the provisions of sub-Clause 13.9.2(1) above, if the customers default in discharging any payment of principal or interest, they shall effect the said payment with it being increased pro rata to the rise in the new index compared with the base index or the rise in the index last published prior to the actual payment date compared with the base index, whichever amount is larger. The provisions of this sub-clause do not derogate from any other provision of this document concerning defaults in the discharge of payments.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
13.9.3	Notwithstanding the definition of “the new index” in sub-clause 13.9.1 above, if an index is not published in respect of any month (hereinafter referred to as “the missing index”) and after the date on which it should have been published any amount of principal or interest falls due, the customers shall effect the said payment with it being increased temporarily on the basis of the index last published prior to such date. If it transpires that the missing index published after the said payment date was higher than the index serving as a temporary basis for payment of the said amount, on the next date for the payment of any principal or interest or, at the Bank’s election, at the end of seven days from the date of missing index’s publication, the customers shall pay the differences together with linkage in respect thereof and interest at the rate equal to the credit interest rate, as set forth in the credit application.

13.9.4	In this Clause 13, the expressions “linkage” or “index linkage” mean the amounts due to the Bank pursuant to the linkage terms and conditions set forth in this clause in addition to the principal or interest due to the Bank in respect of any credit.
Special terms and conditions for foreign currency credit
13.10	(Cancelled)

13.11	Manner of paying the credit

All the amounts due from the customers to the Bank on account of the credit, interest, commission and expenses shall be discharged to the Bank in the credit currency; however in the event that under Applicable Law payment in NIS is required, the Bank may demand the discharge of all or part thereof in Israeli currency, in accordance with the BLL rate for transfers and cheques or for banknotes, as applicable, to be determined by the Bank on the relevant date as the rate at which the Bank will sell to its customers the relevant foreign currency in exchange for Israeli currency, together with an exchange commission, and any tax, levy or compulsory payments.

13.12	Business day

The provisions of Clause 13.3 shall also apply to foreign currency credit; however, if the business day following the debit date, to which the said debit date is postponed, falls in the month following that in which the said debit date falls, the debit date shall be brought forward to the last business day of the said month.

In this sub-clause and in sub-clause 13.13.2(2) below, “business day” shall mean a day on which banks in London execute transactions between them in deposits in the credit currency on the London inter-bank Euro market, that is also a day on which the Bank actually executes transactions in the credit currency without limitation on the amount of the transactions, and in respect of which banking corporations generally clear banking instruments.

13.13	Interest
13.13.1	The provisions of Clause 13.4 above shall also apply to foreign currency credit, but the interest shall be computed on the basis of the number of days that have elapsed divided by 360.

13.13.2	The credit interest rate shall be as follows:-
(1)	A fixed rate noted in the credit application; or, if no such rate is noted (for the avoidance of doubt, such fixed rate shall be determined by the Bank in accordance with clause 3 of the Additional Conditions).

(2)	A rate exceeding LIBOR by a particular percentage (as noted in the credit application and determined by the Bank in accordance with clause 3 of the Additional Conditions). For the purpose of this part, “LIBOR” (London Interbank Offered Rate) means the highest interest rate (rounded up to the nearest 1/8 (one eighth) of one percent) at which the London inter-bank Euro market offers inter-bank deposits in the credit currency for a period parallel to the interest period, as quoted at on about 11:00 (London time) and published by Reuters News Service.

If on any relevant date the LIBOR rate is not published by Reuters News Service as aforesaid, the LIBOR rate shall be determined in the manner provided above in accordance with the publications of another news service or in accordance with any other publication that is, in the Bank’s opinion, acting in good faith, so as to constitute a suitable alternative to publication by Reuters.

Notwithstanding the aforesaid, if the Bank decides that on any relevant date for determining the LIBOR rate it is unable to obtain deposits on the London inter-bank Euro market at the LIBOR rate published as aforesaid, or if in the Bank’s opinion, acting in good faith, there is no suitable alternative to publication by Reuters as aforesaid, the LIBOR rate for the purpose of determining the interest rate pursuant hereto shall be determined in accordance with clause

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
4 of the Additional Conditions.

“Interest period” shall have the same meaning ascribed to such term in the Additional Conditions or as otherwise agreed by the Bank and the customers in writing. “Month”, in any interest period, relates to a period commencing on any day in a particular month and ending on the day in the first month thereafter (hereinafter referred to as “the overlapping day”) and any reference to “months” shall be interpreted as relating to a period commencing on any day in a particular month and ending on the overlapping day of the month in which such said period comes to an end. If the overlapping day falls on a day that is not a business day, the period of a month or months, as the case may be, shall end on the first business day after the overlapping day. Notwithstanding the aforesaid, if any period commences on the last business day of any month or on a day that does not have an overlapping day in the month in which the said period comes to an end, it shall come to an end on the last business day of the month in which the said period comes to an end.

(3)	On the business day falling two business days prior to the date of commencement of the first interest period or, at the Bank’s election, on the date of commencement of the first interest period and on the business day falling two business days prior to the commencement of any other interest period, the Bank shall determine the LIBOR rate and on the basis of its determination the rate of interest the customers are liable to pay on the undischarged balance of the credit shall be computed and determined, and the interest rate determined as aforesaid shall apply from the commencement of the relevant interest period until its expiration.

For the purpose of this clause only, “business day” means a day on which banks in London execute transactions between them in deposits in the credit currency, on the London inter-bank Euro market.

(4)	Any determination and computation made by the Bank pursuant to sub-clauses 13.13.2(2) and 13.13.2(3) above shall bind the customers.
13.15	The Bank’s right to demand a cost supplement or convert credit

If at any time the Bank determines (and any such determination of the Bank shall bind the customers) that as a result of any change on the local and/or international money market and/or a deterioration in the credit rating of the Bank and/or the country, there will be a reduction in the available sources for the provision of any Advance (as defined in the Additional Conditions) or part of the Credit (as defined in the Additional Conditions) denominated in specific foreign currency/currencies (the “Foreign Currency”) and/or damage to the Bank’s ability to finance itself in the currency of an Advance or part of the Credit denominated in the Foreign Currency and provided that due to such determination, the Bank generally ceases to provide to the Bank’s customers similar amounts of credit denominated in the Foreign Currency, all of the foregoing, for the avoidance of doubt, without derogating from the discretion of the Bank under clause 2.1 of the Additional Conditions, the Bank may refuse to provide such Advance or part of the Credit, denominated in the Foreign Currency, in whole or in part, to the customers, or if all or part of the Credit or any Advance denominated in the Foreign Currency has already been provided to the customers, the Bank may, in its discretion, convert such Credit and/or Advance into, such other currency that shall be requested by the customers, and if such other currency is not available, Israeli currency (the “New Currency”), by providing such Credit or Advance in the New Currency, as the case may be, in such amount as is required to cover all the amounts due at such time on account of the relevant Advance or Credit whose consideration shall be transferred to the credit of the credit account existing at such time. The Advance or Credit, as applicable, shall be converted, at the Market rate (as defined in clause 41 below), to the New Currency and the terms and conditions thereof shall be as similar as possible to the terms and conditions of the original Credit or Advance denominated in the Foreign Currency. The interest on the New Currency credit shall be at the rate agreed between the Bank and the customers and subject to the provisions of the Additional Conditions including clause 3 thereof. Without derogating from the abovementioned, if the parties are unable to reach an agreed arrangement within 14 days, the Bank may call for immediate payment of the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
undischarged balance of such part of the Credit (plus interest). For avoidance of doubt, the mere calling for immediate payment of the undischarged balance of such part of the Credit or such disagreement, under the preceding sentence of this clause 13.15, shall not constitute, in and of itself, a Default or an Event of Default (as defined in the Additional Conditions) but the non payment thereof when due shall constitute a Default or an Event of Default, as applicable, under the Additional Conditions; and if the customers do not pay the Bank the undischarged balance of such part of the Credit, the Bank may convert such part of the Credit as aforesaid, and the interest on the New Currency credit shall be the Default Rate (for New Currency) as determined under clause 3 of the Additional Conditions. For the purpose of effecting conversion (including the transfer of amounts denominated in the New Currency to the customers) under this clause 13.15, the customers shall not be charged the exchange commission collected by the Bank on the purchase or sale of foreign currency, or any other compulsory levy in force at such time.

13.15A The Bank’s right to convert foreign currency credit to Israeli currency credit in certain cases

Without derogating from any right vested in the Bank pursuant hereto or under any other Loan Document (as such term is defined in the Additional Conditions), it is agreed that in any of the cases vesting the Bank with a right to call for immediate payment of the undischarged balance of the foreign currency credit, the Bank may, at any time convert all or part of the foreign currency credit into Israeli currency, after calling for immediate payment thereof, or only the amount in default, by providing Israeli currency credit, as the case may be, in the amount required to cover all the amounts due at such time on account of the relevant foreign currency credit whose consideration shall be transferred to the credit of the credit account existing at such time. The credit shall be converted at the Bank’s customary rate on the credit conversion date, and the interest on the Israeli currency credit shall be at the Default Rate. The customers undertake to discharge to the Bank the credit provided to them in Israeli currency as aforesaid immediately. The Israeli currency credit shall be deemed for all intents and purposes to be the original credit that was provided, mutatis mutandis.
Special terms and conditions for foreign currency linked Israeli currency credit
13.16	Manner of paying the credit

All amounts due from the customers to the Bank on account of credit, interest, commission and expenses shall be discharged to the Bank by paying their consideration in Israeli currency, together with foreign currency linkage as provided in Clause 13.21 below.

13.17	Business day

The provisions of Clause 13.3 above shall also apply to foreign currency linked credit; however, with regard to this clause and Clause 13.18.2 below, “business day” shall bear the meaning attributed to it in Clause 13.12 above.

13.18	Interest
13.18.1	The provisions of Clause 13.4 above shall also apply to foreign currency linked credit.

13.18.2	Subject to the provisions of Clause 13.19 below, interest on the credit shall be at the rate set forth in Clause 13.13.2 above; however, the words “inter-bank deposits in the credit currency” shall be replaced by the words “inter-bank deposits in the currency to which the credit is linked”.
13.19	(Cancelled)

13.20	(Cancelled)

13.21	Foreign currency linkage
13.21.1	Principal and interest payments in respect of any credit provided pursuant to this clause shall be linked to the relevant foreign currency rate, and for the purpose of effecting payments of the principal and interest of the credit that shall be paid in foreign currency linked Israeli currency, the Israeli currency credit amounts and the interest thereon shall be computed in accordance with the linkage terms and conditions set forth in this clause.

13.21.2	In this Clause 13.21 -“the foreign currency rate” means the BLL rate for transfers and cheques to be determined by the Bank on the relevant date as the rate at which the Bank will sell to its customers the relevant foreign currency in exchange for Israeli currency, together with an exchange commission and any tax, levy and compulsory payments.

“The new foreign currency rate” means the foreign currency rate to be determined by the Bank and which will apply on the date of actually effecting the relevant principal or interest payment.

“The basic foreign currency rate” means the foreign currency rate to be determined by the Bank and which will

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
apply on the day on which the credit is provided.

13.21.3	If on the date of actual payment of any amount of principal or interest, it transpires that the new foreign currency rate has risen in comparison to the base foreign currency rate compared with the base foreign currency rate; however, unless otherwise specifically agreed between the Bank and the Customer, if the new foreign currency rate is less than the base foreign currency rate, the customers shall effect the said payment to the Bank or to its order computed in accordance with the base foreign currency rate.

13.21.4	In this Clause 13.21, “linkage” means the amounts due to the Bank pursuant to the linkage terms and conditions set forth in this clause, in addition to the principal or interest due to the Bank in respect of any credit.
Part B (5)

Special Terms for On-Call Credit
13.22	The Period of the Credit

Each credit which is granted to the customers by the Bank will be given for a period of between 1 to 7 days, commencing on the date fixed in the request for the granting of the credit as the date for the granting of the same and ending on the date fixed in the request for the granting of the credit as the date for the first repayment thereof.
13.23.1	(Cancelled)

13.23.2	The rate of interest of the credit shall be determined by the Bank in accordance with clause 3 of the Additional Conditions.

13.24	The Manner of Repayment and Prepayment
13.24.1	The credit and the interest in respect thereof shall be repaid to the Bank on the earliest of the dates below without payment of a commission for prepayment (save, in respect of paragraph (c) below, any applicable Breakage Costs):
(a)	at the end of the period of the credit;

(b)	(Cancelled)

(c)	on the business day notified by the customers to the Bank, pursuant to clause 5 of the Additional Conditions, as the day on which they wish to repay the amount of the credit and the interest thereon.
13.24.2	(Cancelled)

13.24.3	a notice by the customers to the Bank, as mentioned in clause 13.24.1.(c) may by given only to the persons who hold the positions stated in the request and this by telephone communication or by facsimile or by writing to the address detailed in the request or any other address in Israel notified by the Bank to the customers.
14.	General terms and conditions applicable to all the types of credit to which Part B relates
14.1	(Cancelled)

14.2	(Cancelled)

14.3	Debiting the account/arrears

14.3.1	On the date of any payment on account of principal and/or interest and/or other amounts due to the Bank pursuant to this document and/or the credit application (hereinafter in this clause referred to as “the above payment”), the Bank may, but is not obliged to, debit in respect thereof the customers’ current account, in Israeli currency or in foreign currency, as applicable, whether it has a credit balance or debit balance or goes into a debit balance as a result of the said debit.

If at the time of such debiting, the current account, as aforesaid, has a debit balance or goes into a debit balance, as a result of such debit, the debit balance (after such debit) shall bear interest at a rate equal to the Default Rate. For the avoidance of doubt and without duplication, if the Bank shall not debit the account in respect of the above payment including in the event that the credit provided to the customers as aforesaid deviates from the approved Credit Line, if any, the above payment shall also bear interest at a rate equal to the Default Rate since its due date.

14.3.2	If at any time after debiting the account as set forth in Clause 14.3.1 above and upon the occurrence of an Event of Default (as defined in the Additional Conditions) which is continuing, the Bank decides, in its discretion (taking into account also the other entries and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
transactions debited or about to be debited to the said account up to and including the said date) that the said account does not have adequate cover for the said payment, or part thereof, and the Bank is not prepared to grant the customers a Credit Line for the purpose of such cover, the Bank may cancel the debit in respect of the said payment (or that part in respect of which there was no cover as aforesaid) and transfer it to the debit of a separate account in the customers’ name, in Israeli currency or in foreign currency, at the Bank’s election, that shall be opened by the Bank for such purpose (in the framework of a series of current accounts or in another series) (hereinafter referred to as “the separate account”), even if prior to cancellation of the debit, various debits and credits are effected in the current account.

The aforesaid is not such as to derogate from the Bank’s right to debit any other account of the customers as set forth in Clause 18 below.
14.4	(Cancelled)

14.5	Prohibition on cheque withdrawals

The customers may not make withdrawals from the credit account by way of cheques.

14.6	The customers’ books of account
14.6.1	At the Bank’s request from time to time, within a reasonable time after such request, the customers undertake to make available to representatives of the Bank during the Bank’s customary banking hours, full books of account in accordance with the law and the Bank is irrevocably authorized to examine and inspect the customers’ books at any time. Without derogating from the aforesaid, the customers undertake to give the Bank, within a reasonable time after the Bank’s request every relevant financial statement, report, accounting ledger, card, magnetic platform, film, book, certificate, other relevant document and information and explanations concerning the customers’ financial and operational situation, their assets and businesses as may be requested by the Bank. The Bank is irrevocably authorized to approach the customers’ accountants and receive from them within a reasonable time after the Bank’s approach all of the above, provided that a prior notice thereof shall have been sent, in accordance with clause 19 of the Additional Condition, to the customers,.

The customers confirm that they have been informed that the failure to submit reports on time may constitute, inter alia, a breach of Bank of Israel regulations, and they agree that in such an event they shall pay the Bank compensation, at the rate determined by the Bank in good faith as reflecting the increase in cost to the Bank as a result of such breach. Nothing herein shall be construed as authorizing the customers to submit financial statements late, or as derogating from any other right of the Bank in the event of a breach. Notwithstanding the above, The disclosure of the information and documents to the Bank under this clause is subject to the secrecy requirements imposed on the Bank by law.
14.7	(Cancelled)

14.8	(Cancelled)
Part C — General
All the clauses in this Part C below shall apply to the Account, as defined in the preamble hereto.
15.	Manner of Operating a joint account — Mutual authorization
15.1	Subject to any written authorization given by the customers, which the Bank agrees to accept, the right to act in the account is given to all the customers jointly, and the provisions of Section 59 of the Contracts (General Part) Law, 5733-1973 shall not apply.

15.2	If the customers have given or give any authorization in a Request to any of the customers (hereinafter referred to as “authorized person/s”), the authorized persons may, on behalf of all the customers, act in the Account and/or in all the accounts/deposits which are or will be managed under the customer number mentioned in the Request, and execute transactions and give instructions in accordance with the signature composition set forth in the Request, whether the account has a credit balance or a debit balance or goes into a debit balance as a result of any transaction, and they may perform in connection with the Account, all the acts the customers could have performed, had they all acted jointly.

For the avoidance of doubt, the authorized person/s may execute transactions in the Account in all the spheres of activity, including transactions in a current debit account (including a Credit Line), securities deposits (including receiving investment counseling), shekel deposits, savings, foreign currency (current account, Credit Line and deposits), credit and loans in Israeli currency and in foreign currency, Documentary Credits and Guarantees/indemnities, so long as these spheres of activity are or shall be chosen by the customers and to act in all the service channels, through which the customers chose to act, including through the telephone and fax and banking communication services.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
15.3	The authorized person/s may perform acts of agency with themselves and/or for their benefit with all the monies, documents, securities, rights and assets provided from time to time to the credit in the Account.

15.4	Without derogating from the generality of the aforesaid, the authorized persons may also:
15.4.1	give guarantees on the customers’ behalf vis-à-vis the Bank for the discharge of all the amounts due to the Bank from the customers or from one or several of them, or from any third party, pursuant to loans, credit, overdrafts or other banking services provided by the Bank, provided that the Bank may obtain payment from the customers, pursuant to guarantees as aforesaid, solely from the monies, documents, securities, rights and assets provided from time to time to the credit of the Account;

15.4.2	create on the customers’ behalf collateral in favor of the Bank with the monies, documents, securities, rights and assets provided from time to time to the credit of the Account;

15.4.3	sign on the customers’ behalf any agreement, including credit documents, Requests to Allocate a Credit Line, loan agreements, guarantees, specific set-off letters, pledge documents, undertakings and any other document required in the Bank’s opinion in connection with all or any of the acts mentioned above.

15.4.4	close the Account and any other account/deposit which is or will be managed under the customer number mentioned above.
15.5	The provisions of Clause 15.2 above shall not be interpreted as meaning that the authorized persons may authorize others to do any act mentioned in Clause 15.2 above; for the avoidance of doubt, it is expressed that the authorized persons may do any act mentioned herein on the customers’ behalf, even if the customers have not been given any consideration in connection with the said act.

15.6	The customers hereby exempt the Bank from liability for any damage, loss and reasonable expenses that might be occasioned to them, directly or indirectly, as a result of an act of the authorized persons, or as a result of any act performed by the Bank on the basis of any instruction or request given by the authorized persons, provided that the Bank shall not be exempt if the damage, loss or expenses was occasioned as a result of the Bank’s negligence or deviation from the authorization.

15.7	The customers are aware that the authorized persons may perform all the aforesaid in all the spheres of activity and service channels constituting part of the Account.

15.8	The authorization’s expiration
15.8.1	All the authorizations shall expire and the right to act in the Account shall rest with all the customers jointly, if the Bank receives written notice from the customers, or from one or several of them, of cancellation of the authorization of any of the customers; or if the Bank receives notice of any incident as a result of which, pursuant to law, the authorization of any of the customers expires.

15.8.2	Subject to the provisions of this document, the Agency Law, 5725-1965 shall apply to the said authorizations.

15.8.3	Immediately upon the Bank learning of the authorization terminating, as set forth in this Clause 15, the Bank shall give notice thereof to the customers.
16.	Receiving service by telephone and/or facsimile

The following provisions shall apply where the Bank allows customers to receive from the Bank and/or to give the Bank from time to time, information and/or requests and/or instructions and/or notices (hereinafter referred to as “instructions”) by telephone and/or facsimile, such being through a banker or through an automatic voice response system, at the branch or at the designated centers (hereinafter referred to as “designated centers”).

Having regard to the many risks involved in communicating as aforesaid, including the risks set forth in this clause, the Bank has given its consent to allow the customers’ said request conditional upon the application of the following provisions, and the customers have accepted the above mentioned terms and conditions and agree thereto.
16.1	Types of instructions

The provisions of this clause shall apply to all instructions relating to everything it is customary to do from time to time with or through the Bank including, and without prejudice to the generality of the aforesaid:
16.1.1	Receiving and giving information;

16.1.2	Opening an account in the customers’ name at the Bank;

16.1.3	payment instruction, transfer of monies, making of deposits, the execution of futures transactions, the purchase, sale and transfer of securities, documents, rights and other things customarily or that may be purchased, sold, done or transferred to or through the Bank;

16.1.4	receiving advice in connection with investments in securities and financial assets of various types, including deposits, provident funds, futures transactions, transactions in metals or a right to one of the aforesaid and including special risk transactions

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transactions in securities in which the Bank has an interest;

16.1.5	all types of credit applications, including applications for the issue of bank guarantees and letters of credit;

16.1.6	if so marked in the Request to open the Account — instructions involving the crediting of or transfer to accounts/deposits of a third party or in its favor;

16.1.7	For the purpose of this clause, the expression “futures transactions” shall include all transactions in financial instruments executed by the customers from time to time at and/or through the Bank, whether traded on any stock exchange or not traded (OTC), including, but not only, futures transactions, forward, spot transactions, swap transactions, option transactions (writing, purchase, exercise and sale), and all of various types and in relation to various assets, including various currencies, various indices, various goods, various types of interest, various securities (Israeli or foreign), and any other asset, including transactions at the Maof Clearing House and transactions in other financial instruments on which the Bank decides from time to time.
16.2	Handling of instructions

Where the Bank is given any instruction by telephone and/or facsimile, it may perform all the reasonable acts obliged in connection therewith, in its discretion, and every act performed by the Bank as aforesaid shall bind the customers; however, it is hereby expressed that:-
16.2.1	if a branch or designated center receives an instruction of a type that the Bank does not customarily accept by telephone and/or facsimile, at the branch or designated center as aforesaid, and if the Bank believes, acting in good faith, that the implementation of any instruction might expose the Bank to considerable or unreasonable risk, the Bank may refuse to accept the instruction, in whole or in part; and this shall also apply where the transaction’s execution might render it necessary to debit the customers with an amount exceeding the ceiling determined by the Bank from time to time, which may be altered by the Bank in its absolute discretion. The Bank may notify the customers of the amount of the ceiling by way of general notice or by way of specific notice, shortly after receiving the instruction as aforesaid.

16.2.2	The Bank may decline to implement any instruction or, in its discretion, execute it only partially, where it transpires that there is a legal impediment to the implementation thereof in its entirety, or that the balance in the relevant account or deposit of the customers at the Bank — together with the amount of the credit and/or overdraft expressly approved by the Bank for the customers and that the customers have not yet utilized — are not adequate for the purpose of implementing the instruction in its entirety; it is hereby expressed that in respect of a telephone instruction, the aforesaid shall apply even if the Bank only becomes aware thereof after the end of the conversation in which the said instruction was given to the Bank. Notwithstanding the aforesaid, the Bank may implement any instruction, in whole or in part, even though the balance in the account and/or deposit is not adequate, and if the Bank does so, such shall bind the customers.

16.2.3	If the Bank accepts any instruction on the assumption that the customers have signed a basic or general form and/or document, that in accordance with the Bank’s custom must be signed before giving an identical instruction in writing, and the Bank later learns that the customers have not signed as aforesaid; and if the Bank, acting in good faith, reaches the conclusion that the instruction given to it is tainted by a lack of clarity or in the Bank’s opinion, acting in good faith, should not be implemented in its entirety without obtaining further explanations, information or details from the customers, the Bank may, at its election, decline to implement the said instruction at all or implement it partially or act therewith in another way amounting — in the Bank’s discretion, acting in good faith, and in the circumstances of the case — to the proximate implementation of the said instruction; and this shall apply wherever the Bank believes that the communication line through which the instruction was given to the Bank was disconnected or cut before the giving of the instruction was completed.

“lack of clarity” for the purpose of this Clause — whether the lack of clarity relates to the content of the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
instruction or the form in which the instruction was recorded, including where the lack of clarity originates in a disruption in the communication lines.

16.2.4	Where the Bank implements any instruction referred to in the opening sentence of clause 16.2 including partial or proximate implementation — it shall be governed by all the terms and conditions that would have applied had the customers given the Bank an identical instruction in writing; and if it the time it is customary for such an instruction to be given to the Bank on the form determined by it, the instruction shall be governed by all the provisions of the said form, as though the instruction was given by the customers to the Bank in writing on the said form, signed by the customers.

16.2.5	The Bank shall notify the customers of the implementation, non-implementation, partial implementation or proximate implementation of any instruction. The aforesaid is not such as to derogate from the customers’ duty to ascertain the implementation, non-implementation, partial implementation or proximate implementation of any instruction.
16.3	Risks and liability
16.3.1	The customers are aware that telephone and facsimile use involves special risks, including those set forth in this clause, and that:
(1)	in telephone conversations, that are generally brief — the risk that only after the conversation it will emerge that certain points are still unclear or that there were errors in the recording (hearing) of words, and the risk that a third party will present himself as being one of the customers or authorized persons;

(2)	In the case of facsimile use — the risk of forging a document or parts thereof including the customers’ signatures, or that instruction will be relayed in a disrupted or partial manner or to another facsimile device.
16.3.2	Any instruction given to the Bank telephonically by a person representing himself, during the said conversation, as being authorized to give the Bank telephonic instructions pursuant to this clause, shall be treated as an instruction of the said authorized representative, even it transpires that the said person was not one of the authorized persons, provided that the Bank adopts all the cautionary measures required in order to prevent the abuse of telephonic instructions in accordance with the Proper Conduct of Banking Business Regulations and the Bank’s procedures.

16.3.3	(Cancelled)

16.3.4	(Cancelled)

16.3.5	If the customers and/or their authorized persons receive an identification code and/or other information security measures (hereinafter referred to as “information security measures”), they shall be liable to use them in accordance with the instructions they receive from time to time from the Bank, including maintaining absolute confidentiality in respect of the information security measures and keeping them inaccessible to others, and replacing them insofar as required pursuant to the Bank’s instructions. Codes, passwords and the like that are supposed to be determined by the customers or their authorized persons shall be as random and difficult to guess as possible.

The customers warrant that they are assuming full liability for implementing the provisions of this sub-clause. The customers are aware of the risk they face that the information security measures will come into the possession of unauthorized persons who will abuse them and they agree that any use of any of the information security measures shall bind them for all intents and purposes as though made by them.

16.3.6	The customers exempt the Bank from liability for any damage, loss, expense or payment that might be occasioned to them, directly or indirectly, as a result of the implementation — including partial or proximate implementation — of any instruction by the customers and/or their authorized persons and/or any person set forth in clause 16.3.2 above, provided that the Bank shall not be exempt if the damage, loss or expense was occasioned as a result of the Bank’s negligence. The provisions of this clause shall be subject to Clause 28 below.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
16.4	Miscellaneous
16.4.1	Notwithstanding the provisions of Clause 27.1 below, all the Bank’s records concerning the existence, date and content of any telephone and/or facsimile instruction shall serve as prima facie proof against the customers.

16.4.2	The customers shall be precluded from raising any claim against the Bank that an instruction received by it via facsimile does not meet the best evidence rule.

16.4.3.	The Bank may, at any time, notify the customers that it will no longer agree to accept instructions from them pursuant to this clause in general, or in respect of particular matters.
17.	Right of lien
17.1	Upon the occurrence of a Default (as defined in the Additional Conditions) which is continuing, the Bank shall have a right of lien over all amounts and assets due to the customers by the Bank (as such term is defined in this Clause 17), and the Bank may at any time, without being obliged to notify the customers thereof in advance, detain them until the discharge of all the amounts due to the Bank from the customers (as such terms is defined in this Clause 17), whilst maintaining a reasonable ratio between the amounts and assets due to the customers from the Bank that are detained as aforesaid and the amounts due to the Bank from the customers.

17.2	Upon the occurrence of a Default (as defined in the Additional Conditions) which is continuing in addition to the aforesaid, if an attachment is imposed over any amount and/or any asset of the amounts and assets due to the customers from the Bank — the Bank shall have a right of lien in respect of the said amount and/or asset, as the case may be, until the said attachment’s removal; provided that the right of lien pursuant to this sub-clause shall only apply to amount and assets due to the customers from the Bank in an overall amount and/or value not exceeding the undischarged balance of the amounts and assets due to the Bank from the Customers from time to time.

17.3	In the cases set forth in Clauses 17.1 and 17.2 above, the customers shall not be entitled to withdraw the amounts and assets due to the customers from the Bank or any part thereof or to act therein or in relation thereto in any other manner without the Bank’s consent, and the Bank may prevent the customers from effecting any disposition therein provided that such limitations shall apply to an overall amount and/or value not exceeding the the undischarged balance of the amounts and assets due to the Bank from the Customers from time to time.17.4 The Bank shall notify the customers of its exercise of any of its rights according to this Clause 17, following such exercise.

17.5	For the purpose of this Clause 17 the following expressions shall bear the meanings set forth alongside them:

“the amounts and assets due to the customer from the Bank” — all monies, in Israeli currency or in foreign currency, due or that shall be due to the customers from the Bank in the Account and in any other account and/or deposit of the customers at the Bank and/or in any way or on any cause, and over all the bills, securities, bills of lading, documents, moveable property and other assets of whatsoever type of the customers (whether the customers have given or shall give the Bank or any third party has given or shall give them to the Bank for them for collection, collateral or safekeeping and/or for any other purpose) and over their proceeds, including over the customers’ rights in connection with all the aforesaid.

“the amounts and assets due to the Bank from the customer” — means the Total Unpaid Outstanding (as such term is defined in the Additional Conditions).
18.	Right of set-off
18.1	Upon the occurrence of an Event of Default (as defined in the Additional Conditions) which is continuing without derogating from the Bank’s right of lien as aforesaid, the Bank may (but is not obliged) at any time, without being obliged to notify the customers thereof in advance:
18.1.1	set off any amount due to the Bank from the customers (as such terms is defined in this clause 18) from the amounts due to the customer from the Bank (as such terms is defined in this clause 18) even before the payment date of the amounts due to the customers from the Bank as aforesaid, against which the set off is effected;

18.1.2	purchase any amount in foreign currency required for the purpose of discharging any amount from the amounts due to the Bank from the customers, or sell any foreign currency standing to the credit of the customers at the Bank, and use the sale proceeds for the discharge of any amount from the amounts due to the Bank from the customers or, as the case may be, for the purchase of another foreign currency required for the discharge of the amounts due to the Bank from the customers;

18.1.3	debit any account and deposit of the customers at the Bank, whether or not mentioned herein, in any amount from the amounts due to the Bank from the customers, and if the aforesaid amounts or some of them are in respect of foreign currency credit — debit any account and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
deposit as aforesaid of the customers managed in the credit currency, or any account of the customers managed in Israeli currency or in another foreign currency in the counter-value thereof (in Israeli currency or in the other foreign currency) in accordance with the Bank’s customary rate on the date of debiting the account as aforesaid. Notwithstanding the aforegoing, the right of set-off shall apply immediately, in respect of the Loan Account (as such term is defined in the Additional Conditions) upon any execution and/or request for attachment being instituted in respect of the Loan Account.
18.2	The Bank may effect set-off without any notice; however, in the following cases, the Bank may effect the set-off on notice to the customers (provided such notice shall be given in accordance with clause 19 of the Additional Conditions):
18.2.1	on the set-off of amounts due to customers from the Bank not yet due;

18.2.2	on the set-off of a fixed deposit which, but for the set-off, would be extended or renewed automatically, such that certain rights or benefits would have derived to the customers. Notwithstanding the aforesaid, if the delay in effecting the set-off might adversely affect the Bank’s position or prejudice any of its rights — the set-off shall be effected immediately. Furthermore, if notice has been sent and during the period specified therein there is an attachment, notice of receivership of the customers’ assets or a similar incident — the set-off shall be effected immediately.
18.3	Any purchase or sale as set forth in Clause 18.1.2 above shall be effected (if effected) at the Bank’s customary rate, from amounts in Israeli currency or from amounts in foreign currency, as the case may be, standing to the customers’ credit at the Bank or received from the realization of any collateral given to the Bank by or for the customers.

18.4	Any debit as set forth in Clause 18.1.3 above and any debit mentioned below shall be effected (if effected) in an existing account or deposit or in an account or deposit to be opened for such purpose by the Bank in the customers’ name, whether the account or deposit to be debited has a credit balance or a debit balance or goes into a debit balance as a result of being debited as aforesaid; the outstanding part of such amount due to the Bank (after such debit), if any, shall bear interest at a rate equal to the Default Rate. However, if as a result of any debit in respect of foreign currency as aforesaid or as set forth below, any account goes into a debit balance or the debit balance therein increases, then, if the said account is managed in Israeli currency, the Bank may, at any time, credit the account and debit in the counter-value thereof any account or deposit of the customers in the relevant foreign currency at the Bank’s customary rate on the date of debiting the account or deposit in foreign currency as aforesaid; and if the said account is managed in foreign currency, the Bank may, at any time, credit the account and debit in the counter-value thereof any account or deposit of the customers in Israeli currency at the Bank’s customary rate on the date of debiting the account as aforesaid.

18.5	The customers hereby acknowledge that where the Bank exercises rights of set-off as aforesaid prior to the payment date of any amount from the amounts due to customers from the Bank, in the customers’ deposits at the Bank, there may be changes to the customers’ detriment concerning their rights in respect of or in connection with the said amount (for example with regard to interest rates, linkage, exchange rate differentials, rights to bonuses or loans, an exemption from or reduction in income tax and deductions at source) and the Bank may deduct from said amounts commission, expenses and payments customarily charged by the Bank on the breaking of any kind of deposits including, savings, Israeli currency deposits and foreign currency deposits by the customers.

18.6	For the purpose of this Clause 18 the following expressions shall bear the meanings set forth alongside them:

“the amounts due to the customer from the Bank” — all monies, in Israeli currency or in foreign currency, due or that shall be due to the customers, subject to any law, from the Bank, in the Account and in any other account and/or deposit of the customers at the Bank and/or in any way or on any cause.

“the amounts due to the Bank from the customer” — all the amounts, in Israeli currency or in foreign currency, due to the Bank from the customers on the set off date in any way or on any cause under the Finance Documents (as defined in the Additional Conditions -), including amounts whose payment date has occurred as a result of a demand for immediate repayment and/or acceleration by law and/or consent of the customers.
19.	Guarantees and collateral
19.1	(Cancelled)

19.2	In any case that the Bank shall hold cheques and/or bills signed or endorsed by the customers, to the extent such cheques or bills constitute Other Collateral (as such term is defined in the Additional Conditions) (hereinafter the “Cheques”), delivered to the Bank for purposes of collection, custody, as security or in any other manner, such Cheques shall be deemed to be and shall be pledged by a first degree charge in favour of the Bank as

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
security for the discharge of the debit balance arising in any account of the customers, for any reason.

19.3	Subject to ten days prior notice (such prior notice shall be given in accordance with clause 19 of the Additional Conditions and may be given any time from and after any notice is given by the Bank to the customer of a declaration under any of paragraphs (a), (b) or (c) of clause 9 of the Additional Conditions (as set forth after clause 9.25 of the Additional Conditions): (1) the Bank shall be entitled to sell or discount the Cheques, take any legal or other proceedings, as the Bank shall see fit for the purpose of collecting on the Cheques, and charge the collection expenses to the customers’ account; (2) the Bank shall be entitled to compromise with the signatories, endorsers and/or guarantors, and to waive, release, receive from them partial consideration and to use the consideration for the Cheques for the discharge of any debit balance arising in any account of the customers. Nothing in the receipt of the Cheques or of the full or partial consideration therefor shall be construed as derogating from the customers’ obligation to discharge their debit balance in the Account.

The customers hereby declare that the Cheques delivered or to be delivered by them to the Bank from time to time shall be in their absolute ownership and possession, and shall be free of any lien, attachment and third party right whatsoever, and the customers have the right to pledge and charge them in favour of the Bank.

In any case that Cheques are delivered to the Bank for discounting or otherwise, the consideration for such Cheques was transferred to the customers and the Cheques were not paid, the Bank shall be entitled to debit the customers’ Account with the amount of the unpaid Cheques.

The customers agree that, upon the occurrence of an Event of Default (as defined in the Additional Conditions) which is continuing, the Bank may sell the Cheques itself, and 10 days prior notice (such prior notice may be given any time from and after any notice is given by the Bank to the customer of a declaration under any of paragraphs (a), (b) or (c) of clause 9 of the Additional Conditions (as set forth after clause 9.25 of the Additional Conditions) and such 10 days prior notice shall be considered as reasonable notice for the purpose of Clause 19 (b) to the Pledges Law, 5727-1967 or any other law which shall replace it).

The customers undertake not to create, without the Bank’s prior written consent, any pledge, assignment or other charge on the Cheques with prior, pari passu or subordinated rights to the rights given to the Bank in this document and any other document signed and/or to be signed by the customers in favour of the Bank.

20.	Commission and expenses
20.1	Commissions in connection with the Account, transactions therein, various services including the preparation of legal documents, attachments imposed on the account and orders or decisions of the courts or other competent authorities that are served in connection with the Account, in accordance with the tariff prevailing at the Bank from time to time, shall be debited to the account in which the transaction was executed or any other account of the customers as the Bank decides, on such dates as prevailing at the Bank from time to time. The commission tariff shall be available for the customers’ inspection at the branch.

20.2	The Bank may debit any account as aforesaid with any reasonable expense occasioned to the Bank in connection with the account, transactions therein and various services, and without derogating from the generality of the aforesaid, in respect of the sending of telexes, telephone conversations and the like.
21.	Right to debit the Account

Where the Bank has a right to debit an account of the customers, it may do so whether the said account has a credit balance or debit balances or goes into a debit balance by reason of being debited as aforesaid.

22.	Furnishing of details and databases

The customers acknowledge that for the purpose of opening and managing the Account, they will be required to furnish the Bank, from time to time, with personal identification details and other details, the furnishing of some of the details being required pursuant to the law, and the furnishing of other details to the Bank being dependent on their own free will and consent. The details furnished by the customers to the Bank are required by it for the purpose of its work in connection with the service to the customers and for the purpose of making decisions regarding the provision of the service, the scope thereof and the manner of providing it. The details and data furnished to the Bank shall be kept, in whole or in part, in databases at the Bank or at entities engaging in the technical aspect alone of handling the said data for the Bank.

23.	Legal proceedings, stamping of documents and jurisdiction
23.1	Subject to Clause 11 under the Additional Conditions, all the expenses involved in stamping this document and the documents issued pursuant hereto and/or in connection herewith, and the collateral and guarantees mentioned herein, if and insofar as applicable, and all the reasonable expenses involved in exercising rights to collect the debts due pursuant hereto or pursuant to the terms and conditions of any account of the account holders, whether or not mentioned herein, including the reasonable expenses involved in any claim or in the realization of any guarantee or collateral mentioned in Clause 19

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
above, and including the professional fees of the Bank’s advocates, shall be borne by the customers. The advocates’ professional fees shall be as determined in a judgment or decision of a court and in the case of execution proceedings, if advocates’ professional fees are not noted, the minimum fees prescribed by virtue of section 81 of the Chamber of Advocates Law, 5721-1961 shall apply, and in any other case — as agreed between the Bank and the customers.

The customers shall pay the Bank, immediately upon its first demand, every expense as aforesaid plus interest at the Default Rate as set forth in Clause 3 of the Additional Conditions, in respect of the period commencing on the date it is incurred by the Bank and ending with the actual payment thereof, and the interest accruing during each month or such other interval as prevailing at the Bank from time to time shall also bear interest as aforesaid.

23.2	The Bank and the customers hereby agree that exclusive jurisdiction for all the purposes of this document shall rest with the court in the city nearest to the branch at which the Account is managed, from amongst the following cities: Jerusalem, Tel Aviv, Haifa, Beersheva, Nazareth or Eilat, or — at the plaintiff’s election — the court closest to the branch at which the Account is managed.

23.3	Where any third party has filed any claim, proceedings or demand against the Bank, in Israel or abroad, in connection with any of the customers’ accounts at the Bank, or the Bank becomes involved in any claim, demand or proceedings in a matter amounting entirely to a dispute between the customers and a third party, or a dispute between the customers inter se, including attachment proceedings and other provisional relief, the customers shall indemnify and compensate the Bank for any reasonable expense, damage and loss (including the Bank’s advocates’ professional fees) occasioned to the Bank as a result of any claim, demand or proceedings as aforesaid.

In such proceedings as aforesaid before a court or other authorized judicial authority, in which the Bank took an active part, the Bank’s rights for indemnity and compensation for the litigation costs shall be subject to the award of the court and/or other authorized judicial authority, without prejudice to the Bank’s right as aforesaid for indemnity and compensation in respect of any other damage, loss or expense in excess of the litigation costs.

23.4	In addition to the aforesaid, the Bank may debit any account of the customers with it, whether or not mentioned herein, in any amount due to it from the customers as a result of any claim, demand or proceedings as set forth above.

23.5	(Cancelled)
24.	Survivorship

If any of the parties to these General Terms and Conditions is an individual, then where the number of customers shall decrease by reason of death (of a customer which is not a corporation), the surviving customers or their representatives, jointly, may continue to act in the Account (and in connection with all the documents furnished to the Bank to enable their proceeds to be credited to the Account) only together with the administrators of the estate of the deceased customer (or if no such administrators were appointed, together with the heirs of the deceased customer).

25.	(Cancelled)

26. Leumi Information

The following provisions shall apply whenever the Bank allows the customers to receive information through Leumi Information, unless the customers request that the following arrangement not apply to them:

Through computer terminals situated at the Bank’s branches for self-service by the customers (hereinafter referred to as “Leumi Information”), the customers will be able to receive statements of account concerning their current accounts, and in addition the above statements of account will be sent to the address registered in the Bank for the purpose of sending notices.

In addition, the customers will be able to receive notices concerning various transactions executed in their accounts, at or about the time such transactions are executed, by pressing a special key or whenever they make any use of Leumi Information, and notices issued by Leumi Information will not be sent to the address registered in the Bank for the purpose of sending notices. However, notices as aforesaid that are not issued by Leumi Information during a particular period will be sent to the above mentioned address, in which case it will no longer be possible to obtain them through Leumi Information.

In addition, the customers are aware that in any event notices concerning execution of the transactions issued through Leumi Information or sent to their registered address will be printed in a consolidated fashion.

27.	The Bank’s records, notices and certificates
27.1	All the records in the Bank’s books, a copy thereof or any excerpt therefrom or from the last page of the records, shall serve as an admissible evidence of the authenticity of their content.

27.2	The customers shall examine every copy statement of account, notice and letter sent or furnished to them in any way, by the Bank or through an automatic device, or a computer terminal and shall furnish the Bank with their written observations thereon, if any, within 60 (sixty) days of their delivery or dispatch by the Bank. Any copy statement of account, notice or letter furnished to the customers through an automatic device or at a computer terminal as aforesaid shall be deemed to have been delivered to the customers by the Bank.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
27.3	The Bank’s written certificate concerning the interest rates, Default Rate, the Bank’s customary rate or the Bank’s commission in the period or periods to which the said certificate relates shall serve as prima facie proof of the contents thereof.
28.	Exemption from liability in certain circumstances
28.1	The customers exempt the Bank from liability for any direct or indirect damage, loss, expenses and payments that might be occasioned to the customers:
28.1.1	as a direct result of circumstances over which the Bank has no control during the period of the occurrence of such circumstances, provided that the Bank shall make all reasonable efforts in order to perform its obligations;

28.1.2	as a result of any strike, organized disturbance, work stoppage or similar action by the Bank’s employees or some of them, or as a result of a lock-out at one or more of the Bank’s branches or offices;

28.1.3	as a result of the Bank’s reasonable use of various communication means, such as mail, telephone, telex, facsimile or any other means of communication or conveyance, whether private or public, and as a result of any loss, delay, misunderstanding, defacement or ruin by reason of such use, provided that the Bank shall not be exempt if the said damage, loss or expense are a result of the Bank’s negligence.
28.2	(Cancelled)
29.	Mailing address

The customers’ mailing address, including for the service of legal process and notices and warnings including pursuant to the Cheques Without Cover Law, 5741-1981, is the address noted in the relevant Request to Open Account form as the mailing address, or any other address in Israel of which the customers notify the Bank in writing With the Bank’s consent, the customers may also give the Bank, as a mailing address, their e-mail address, which shall be deemed the customers’ address for all intents and purposes.

Unless otherwise expressly specified in these General Terms, every notice, copy statement of account or other document of any kind (including any negotiable instrument) may be sent or delivered by the Bank to the customers by ordinary mail or in another customary way, at its election (including through an automatic device, computer terminal or e-mail provided that notices under section 9 of the Additional Conditions shall be made only in accordance with the provisions of the Additional Conditions) and any document as aforesaid sent to the customers by: (i) way of letter shall be deemed to have been received by the customers, when it has been delivered at the customers address during normal business hours or, if such letter is delivered by ordinary mail, in accordance with their above mentioned address, shall be deemed to have been received by the customers within 72 hours of its dispatch; or (ii) way of fax or other electronic means, the date of transmission by fax to the fax number of the customers or, if applicable, the date of transmission by other electronic means to the customers, provided that, to the extent a notice has been sent by way of fax, automatic confirmation from the Bank’s fax machine of receipt by the intended recipient has been received by the Bank.

Written confirmation by the Bank concerning delivery or dispatch as aforesaid and the date thereof together with a copy of automatic confirmation, if applicable, shall serve as prima facie proof, vis-à-vis the customers, regarding the dispatch, delivery and time mentioned therein.

30.	Holding mail at the branch (HOLD MAIL)

If the customers note in the Request to Open Account form that their mailing address is “at the branch”, the following provisions shall apply -
30.1	Every copy statement of account, notice or other document of any type (including negotiable instruments) that should have been sent to the customers (hereinafter referred to in this clause as “the documents”) shall not be sent to the customers but shall remain with the Bank, until the customers give the Bank written notice to send the documents to such address as is noted, or until the documents are personally delivered to the customers or their authorized representative, or until the end of 45 days from the day on which the Bank sends the customers notice regarding the termination of the Bank’s consent to hold the documents as aforesaid.

30.2	It is agreed that each of the documents shall be deemed to have reached the customers three business days after the day on which it was left at the Bank, without any liability being imposed on the Bank.

30.3	The customers waive, vis-à-vis the Bank, any plea or demand that they would not have been able to raise against the Bank had any of the documents reached them on time. In addition, and without derogating from the aforesaid, the customers agree that the period in which they may, pursuant to law or agreement, raise any claim or commence any action against the Bank concerning any of the documents, including non-conformity, forgery or alteration that could have been detected or ascertained from an examination of the documents, shall be deemed to have commenced on the day the said document was left at the Bank, in accordance with the terms and conditions of this clause.

30.4	The customers are aware that the service mentioned in this clause is subject to a special commission.
31.	Holding mail in a special box

If the Bank agrees, in its exclusive discretion and without being under any duty to do so, to allow the customers’ request to rent a special box for the holding of mail, the following terms and conditions shall apply:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
31.1	Every copy statement of account, notice or other document of any type (including negotiable instruments) designated for dispatch to the customers (hereinafter referred in this clause to as “the documents”) shall be placed into the box rented to the customers, the number of which is indicated in the box rental application (hereinafter referred to as “the box”) (hereinafter in this clause referred to as “the Request”), instead of being mailed to the customers.

31.2	The access to and the opening of the box shall be from a public area outside the branch, or within the branch, as noted in the Request.

31.3	The customers undertake to clear the box every 15 (fifteen) days of all the documents therein, to examine each document as aforesaid and to furnish the Bank with their written observations thereon (if any) within 60 days of the date of such document. Every document placed in the box by the Bank shall be deemed to have been received by the customers within three days of the date of such document, and the Bank’s written confirmation as to the placing of any document in the box shall serve as prima facie proof, vis-à-vis the customers, regarding the date on which it was placed in the box and its presence therein.

31.4	The customers undertake to notify the Bank immediately upon learning of any fault in the box or the lock, or of the loss of the keys to the box, or of any unauthorized opening thereof.

31.5	The Bank may cancel the above arrangement at any time, on 15 days’ notice.

If the customers do not remove the documents from the box within 30 days of the dispatch of notice as aforesaid, the Bank may (but is not obliged to) remove them and send them to the customers by ordinary mail. Confirmation of dispatch to the customers as aforesaid shall serve as prima facie proof, vis-à-vis the customers, for such purpose.

31.6	Payment for the services (hereinafter referred to as “the rent”) the “service payment”) shall be in accordance with the commission tariff prevailing at the Bank on any service payment date.

The Bank may debit the account noted in the request with the service payment on any payment date as aforesaid, whether the account is in credit balance or overdrawn or becomes overdrawn as a result of being debited as aforesaid.

31.7	The customers exempt the Bank from liability for any expense, damage and loss that might be incurred by them, directly or indirectly, for the box in connection with the services, provided that the Bank shall not be exempt if the customers prove that the damage, loss or expense was a result of the Bank’s negligence.

The provisions of this clause are subject to Clause 28 above.
32.	The Bank’s right not to implement certain instructions

In each of the following cases, the Bank may, in its discretion, decline to implement any instruction of the customers or postpone its implementation or implement it only partially, as the case may be:
32.1	If the instruction is unclear or incomprehensible to the Bank;

32.2	If the instruction is given with regard to cheques and/or bills for collateral, collection or to the credit of an account and the cheques and/or bills or some of them are not annexed to the instruction or are tainted by any defect (such as a lack of endorsement(s), a first endorsement or special endorsement that is unclear, non-conformity between words and figures, etc.) or the details of any cheque or bill as aforesaid do not conform with their description in the form;

32.3	If the instruction is given other than on the Bank’s customary form, unless the Bank’s employee who is charged with accepting such an instruction has agreed to accept it at the Bank;

32.4	If the instruction reaches the Bank after the time determined for its delivery;

32.5	If the instruction is given through the Hishbank [rapid bank service] or a branch box and concerns a transaction the Bank does not generally execute on the basis of an instruction given through the Hishbank or branch box as aforesaid;

32.6	If the instruction concerns a transaction the Bank does not generally execute;

32.7	If the instruction’s implementation involves debiting any account of the customers and the said account’s status does not enable such debit.

If the customers instruct the Bank to effect various payments to the debit of any account and the said account’s status does not enable it to be debited with all the said payments, the Bank may (but is not obliged to), in its discretion, effect such payments as it deems fit.
The Bank shall notify the customers of the execution, non-execution, partial execution or approximate execution of any instruction. The aforesaid does not derogate from the customers’ obligation to verify the execution, non-execution, partial execution or approximate execution of any instruction

33.	The time for executing transactions

Where the Bank has undertaken to execute any transaction for the customers, and no time has been fixed for the execution thereof, the Bank shall execute it within the reasonable period of time generally required for executing such a transaction.

34.	The use of correspondents

For the purpose of implementing the customers’ instructions, the Bank may, in its discretion, use the services of correspondents and/or brokers (hereinafter referred to in this clause as “the correspondents”) in Israel or abroad, at its election.

The customers undertake to bear the reasonable commission and expenses the Bank is required to pay the correspondents in connection with the

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implementation of the customers’ instructions as aforesaid.

35.	Change in the account holders’ details

The customers declare that all the details given by them to the Bank are correct and accurate. The customers undertake to notify the Bank immediately of any change in one or more of these details.

The customers are aware that so long as they have not given notice of the change to the Bank, the change shall not bind the Bank and the Bank will not be required to have regard thereto.

36.	Enquiries and notices to the Bank

All the customers’ enquiries and notices to the Bank on the various matters concerning the Account shall be referred solely to the offices of the branch at which the Account is maintained, or — with regard to advice on securities — to the advice centre to which the customers are directed by the said branch. In any other matter, the customers may also approach the Bank’s Public Complaints Department or the Management of the Bank.

37.	Transfer of rights

The customers may not transfer to another/others their rights pursuant hereto and/or any of the documents mentioned herein or connected herewith and/or in any account, without the Bank’s prior written consent; the aforesaid is not such as to derogate from any other provision herein absolutely prohibiting a transfer of the rights in any account or deposit.

38.	Waivers and/or compromises
38.1	No waiver by the Bank nor compromise shall bind the Bank, unless made in writing.

38.2	A waiver by the Bank in favor of the customers in respect of the prior breach or non-fulfillment of one or more of the terms and conditions hereof shall not be construed as justification or an excuse for the further breach or non-fulfillment of any of the terms and conditions hereof. The Bank’s failure to exercise any right granted to it pursuant hereto shall not be interpreted as a waiver of such right.
39.	Technical changes in the account number and the division thereof

The validity of the terms and conditions hereof shall not be affected even if, for any reason, the Bank changes the number of any account, by adding digits or in any other way, and they shall continue to apply to the account under its new number. For the avoidance of doubt, it is hereby expressed that the Bank may change the account number, transfer the balance therein (and in the case of a securities deposit — the securities therein), whether the account has a credit balance or a debit balance, to another existing account or to a new account to be opened for such purpose, where in its opinion such a change is required or desirable for office, administrative or technical reasons. In addition, the Bank may divide the account into two or more accounts, if the status of the account justifies this.

40.	Closing the Account

Without derogating from clause 6 of the Additional Conditions, the Bank may, at any time, close the Account or cease one or more of the spheres of activity and/or service channels provided to the customers pursuant hereto or deny the customers their right to act in the account through cheques or similar if required under Applicable Law (as such term is defined in the Additional Conditions). The Bank shall as soon as practicable, notify the customers if it becomes aware of any such obligation to act as aforementioned.

The acts detailed above shall be carried out by the Bank in good faith and in accordance with the procedures prescribed from time to time by Bank of Israel. Details may be obtained at the branch of the Bank at which the Account is maintained. The customers undertake to return to the Bank all the chequebooks, credit cards and Caspomat [ATM] cards in their possession, at the time of closing the Account.

Where the Account is closed — by the Bank or the customers — the interest and Default Rate (if any) that has accrued to such date shall be discharged immediately upon the Account’s closure.

40A. Accrual of interest

Interest at the Default Rate mentioned herein that is due from the customers to the Bank, accruing during any period, shall be compounded in accordance with clause 3 of the Additional Conditions. Any interest that is not at the Default Rate and is due from the customers to the Bank on account of any Advance (as such term is defined in the Additional Conditions) shall be compounded in accordance with the Request of Disbursement as agreed between the Bank and the customers, provided that, for the avoidance of doubt and without duplication, in any event, any payment of interest due to the Bank that is not paid in accordance with clause 3.2 of the Additional Conditions shall also accrue interest at the Default Rate and be compounded in accordance with the provisions of clause 3.3 of the Additional Conditions.

41.	Definitions

In this document, the following expressions shall bear the meanings set forth alongside them, unless another meaning is attributed to them in the relevant clause:
41.1	“bill” means any promissory note, bill of exchange, cheque, drawing, payment order and any negotiable instrument of whatsoever type;

41.2	“Books of the Bank” shall be interpreted as including any book, ledger, statement of account, copy statement of account, loan contract, undertaking, bill signed by the customers, card index, sheet, spool, electronic computer data storage means and any other means for the storage of data made during the Bank’s ordinary course of business;

41.3	“business day” means every day except for Saturday, Sabbatical days (days declared by the State of Israel to be Sabbatical days), two days of Rosh Hashanah (Jewish New Year), the evening of Yom Kippur and Yom Kippur (Day of Atonement), the first and eighth day of Sukkot (Tabernacles), Purim, the first and seventh day of

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Passover, Israel Independence Day, Shavuot (Pentecost), Ninth of Av and any other day which shall be declared by the Israel Supervisor of Banks as a day that is not a banking business day.

41.4	“foreign currency business day” means a business day that is also a day on which the Bank actually executes transactions in the relevant foreign currency, without limitation on the transaction amounts;

41.5	“records” shall be interpreted as including any record or copy of a record, whether recorded or copied in handwriting or by typewriter, and whether recorded or copied by way of printing, duplication, photography (including microfilm or microfiche) or by means of any mechanical, manual, magnetic, optic, electric or electronic device or by means of electronic computer entries or any other means of recording or displaying words or figures or any other symbols prevailing at the banks;

41.6	“the Bank” — including each and every one of the Bank’s branches or offices in Israel and abroad;

41.7	“law” — as defined in the Interpretations Law, 5741-1981, and any other law, regulation, order, instruction, demand or request of a government authority, including instructions, permits and directives of Bank of Israel, as in force from time to time;

41.8	“the Bank’s customary rate” means “the agreed rate” or “the BLL rate” as defined below, as determined by the Bank from time to time, having regard to the type and amount of the purchase or sale of the relevant foreign currency.

However, the customers may request the Bank, a reasonable time in advance, to effect the said purchase or sale at the “agreed rate” instead of the “BLL rate”, and if it is the Bank’s practice at such time to execute transactions of the type and in the amount of the transaction for the purchase or sale of the relevant foreign currency at the “agreed rate”, the purchase or sale shall be effected at the “agreed rate”. Exchange rate commission and all taxes, levies, compulsory or other payments and the like shall apply to any such purchase or sale;

41.9	“agreed rate” — in respect of any purchase or sale of foreign currency by the customers in exchange for Israeli currency, means the sell or buy rate, as the case may be, for transfers and cheques or banknotes, as the case may be, last determined by the Bank prior to effecting the said purchase or sale for transactions of similar type and amount, which the customers have agreed shall apply to such purchase or sale;

41.10	“BLL rate” — in respect of any sale of foreign currency by the customers, means the rate determined by the Bank on the relevant date as “the BLL rate”, at which the Bank purchases the relevant foreign currency from its customers in exchange for Israeli currency; and in respect of any purchase of foreign currency by the customers or debiting of the customers’ account with Israeli currency in the counter-value of the foreign currency — the rate of transfers and cheques or of banknotes, as the case may be, determined by the Bank on the relevant date as “the BLL rate” at which the Bank sells its customers the relevant foreign currency in exchange for Israeli currency;

41.11	“Default Rate” shall have the same meaning ascribed to such term in clause 3 of the Additional Conditions and interest at the Default Rate shall, under these General Terms and Conditions, be calculated, computed and compounded in accordance with clause 3 of the Additional Conditions.

41.12	“index” means the price index known as “the consumer price index” (cost of living index) including fruit and vegetables, published by the Central Bureau of Statistics, and including the said index even if published by any other official institute or entity, and including any official index replacing it, whether built on the same data as the existing index, or not. If the index is replaced by another index that is published by any entity or institute as aforesaid and the said entity or institute has not determined the ratio between it and the replaced index, the ratio shall be determined by the Central Bureau of Statistics, and if not determined as aforesaid, the Bank shall determine, in consultation with economic experts selected by it, the ratio between the said index and the replaced index;

41.13	“prime interest” shall mean the basic interest in respect of the debit balance in current accounts as fixed from time to time by the Bank;

41.14	“month” means a Gregorian month.

41.15	“Additional Conditions” means the Amended and Restated Additional Conditions for Granting Credits originally made on 4th August, 2008 and restated and replaced on [ ] June, 2011 to these General Terms Of Operation Of A Current Debit Account, signed by the customers and the Bank.

41.16	“Credit” shall have the meaning ascribed to such term in the Additional Conditions.

41.17	“Market rate” — means the buying rate of the New Currency for the Foreign Currency as prevailing in the Bank’s dealing room at the time of such conversion for customers of similar size as the customers and for conversions of similar amounts.
42.	Change in the terms and conditions hereof

The Bank may, from time to time, change the terms of this document or add new provisions in accordance with clause 1.1.64 of the Additional Conditions on at least 30 (thirty) days’ written notice to the customers, provided that the change or new provisions shall only bind the customers after the notice period’s expiration.

43.	Bank’s exemption in respect of the duties of a holder

The customers hereby release the Bank — in respect of

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every bill signed or endorsed by the customers — from all the duties of a holder, such as presentation for acceptance or payment, protest, notice of non-acceptance or dishonour, and they waive the right to plead prescription in respect of any such bill.

44.	Taxes

Unless prior exemption from deduction at source is furnished by the customers to the Bank, any taxes, levies or compulsory payments which the customers are liable by law to pay will be deducted as required pursuant to law by the Bank or debited to the Account. . In the event that any Taxes (as such term is defined in clause 17.9 of the Additional Conditions) shall be payable on, or chargeable in respect of, any payment due to the Bank under these General Terms and Conditions, then clause 17.9 shall apply in respect of any such payment.

44A. All payments due or to become due to the Bank under these General Terms and Conditions shall be paid by the customers free and clear of, and without any deduction for, or on account of, any set-off or counterclaim

45.	Times of giving instructions

All instructions received by the Bank after the time determined for the close of the business day in the branch, or on a day which is not a business day (and in respect of activities connected with foreign currency — on a day which is not a foreign currency business day) shall be deemed to have been received by the Bank on the next following business day or foreign currency business day, as the case may be.

46.	Governing law

The laws of the State of Israel shall govern this document and the documents mentioned herein or related hereto, which shall be interpreted in accordance therewith.

47.	Status of the signatories hereto
47.1	The provisions of this document shall apply to all the customers who have actually signed it, jointly and severally. If other names are noted amongst the customers’ names, the provisions of this document shall only apply to those who have actually signed it, and any reference herein to “the customers” shall relate solely to those customers who have actually signed the document.

The aforesaid shall also apply if one or several of those whose names are noted above as customers do not sign the document at all.

47.2	Every right at any time vested in the Bank vis-à-vis the customers pursuant hereto shall be deemed to be vested in the Bank vis-à-vis the customers jointly, vis-à-vis several of the customers and vis-à-vis each of them severally; every mention herein of “the customers” shall be deemed to relate to the customers jointly, to several of them and to each of them severally.
48.	Singular and plural

Where any account or deposit is managed in the name of an individual, all the provisions in relation thereto, insofar as they relate to the customers, shall be deemed as having been written in the singular.

49.	Headings

The clause headings herein are for convenience purposes only, and shall not be taken into account in the interpretation hereof.

50.	Accompanying documents

In every document in which this document is mentioned, the mention shall also include the Request to Open Account form that has been and/or shall be signed by us in connection with the Account the subject of this document as well as every application, appendix and document mentioned herein, insofar as they are relevant to the matter. All the aforesaid constitute an integral part of this document.

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In witness whereof the customers have signed hereon:

Official’s confirmation of the customer’s identity face to face
Official’s name	Signature	Signature	Name	Date

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AMENDED AND RESTATED ADDITIONAL CONDITIONS FOR
GRANTING CREDITS ORIGINALLY MADE ON AUGUST 4,
2008 AND AMENDED AND RESTATED ON      , 2011
Annex to the General Terms

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(i)

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TABLE OF CONTENTS
(continued)

(ii)

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Date:______________
Amended and Restated Additional Conditions for Granting Credits originally
made on August 4, 2008 and amended and restated on      , 2011
Annex to the General Terms
To: Bank Leumi le-Israel B.M.
Dear Sirs,

Whereas:	Gazit-Globe Ltd., a company incorporated under the laws of Israel (the “Company”) requested that Bank Leumi le-Israel B.M. (“Bank Leumi”) grant to the Company a credit line which may include loans, advances, credits, bank guarantees and various other banking services in the aggregate amount of up to USD 60,000,000 (the “Original Credit”) and the Original Credit was granted by the Bank to the Company pursuant to the Additional Conditions for Granting Credits made on August 4, 2008 and other loan documents (the “Original Additional Conditions”); and

Whereas:	the Company has subsequently requested that Bank Leumi increase the Original Credit, which may include loans, advances, credits, bank guarantees and various other banking services, to an aggregate amount of USD 150,000,000 as such amount may be further, increased, reduced or cancelled in accordance with the terms of these Additional Conditions (the “Credit”); and

Whereas:	the Bank (as defined below) has agreed, with effect from the Amendment Closing Date, pursuant to the Loan Documents, to increase the amount of the Original Credit, make additional amendments and restatement to, and replace, the Original Additional Conditions and, accordingly, grant to the Company the Credit subject to and upon all the terms contained in the General Terms (as defined below) and subject to the terms detailed hereunder.
NOW THEREFORE the Company hereby confirms that the Standard Form Documents (as defined below), subject to the terms detailed hereunder, shall apply to the Credit.
(a)	For the avoidance of doubt, it is hereby confirmed that: (a) the provisions set forth herein shall not derogate from any right to which the Bank is entitled, directly or indirectly, explicitly or implicitly, pursuant to any Standard Form Document signed and/or to be signed by the Company from time to time; and (b) the obligations of the Company pursuant to the Standard Form Documents are in addition to the Company’s obligations under these Additional Conditions for Granting Credits (these “Additional Conditions”), unless, in each case, otherwise provided therein and subject to the next two paragraphs.

(b)	In the event of any conflict or inconsistency between the terms of any Standard Form Document and the terms of these Additional Conditions, the terms of these Additional Conditions shall prevail.

(c)	If an event of default (or equivalent or analogous such event) occurs under any Standard Form Document which event is not an Event of Default as defined in these Additional

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Conditions, then such event (other than any: (i) event of default or breach arising by virtue of the Company failing to pay any amount that may be due or payable under any Standard Form Document and/or satisfying any indemnity obligation thereunder; and (ii) any breach or inaccuracy of any declaration or representation given by the Company in connection with the opening or operation of any account (including, without limitation, the Loan Account) with the Bank within the framework of any Standard Form Document) shall be deemed not to be an Event of Default (or equivalent or analogous such event) under any Loan Document.

1.	Definitions

1.1.	All the capitalized terms used herein and in the Standard Form Documents and not otherwise defined herein below or defined in the body of these Additional Conditions shall, unless the context admits otherwise, have the meaning assigned to them in the Standard Form Documents and/or their Hebrew equivalent. The terms below shall have the following meanings:

1.1.1.	“Adjusted EOI Financial Statements”	means, at any time and from time to time:

(a) the audited annual consolidated balance sheet and audited annual consolidated statement of operations of EOI as extracted from the audited annual EOI Financial Statements; and

(b) the unaudited consolidated quarterly balance sheet and unaudited quarterly consolidated statement of operations of EOI, as extracted from the quarterly unaudited EOI Financial Statements,

reconciled, in each case, to IFRS, delivered or required to be delivered to the Bank under and in accordance with the terms of these Additional Conditions, or such of those balance sheets and statements of operations, as the context so requires.

1.1.2.	“Adjusted Gazit America Net Debt”	means, for any Relevant Quarter or for any Financial Year, the Gazit America Net Debt for such Relevant Quarter or Financial Year, as the case may be, except that if for a Relevant Quarter or Financial Year (a “relevant period”) 15% (fifteen percent) of the sum of: (a) Gazit America Real Estate Assets; and (b) EOI Real Estate Assets for such relevant period, is less than the amount of Gazit America Real Estate Assets for such relevant period, then the Adjusted Gazit America Net Debt for such relevant period shall be an amount equal to the amount of the Gazit America Net Debt for such relevant period, multiplied by a fraction, the numerator of which shall be 15% (fifteen percent) of the sum of: (i) Gazit America Real Estate Assets; and (ii) EOI Real Estate Assets, and the denominator of which shall be the amount of Gazit

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America Real Estate Assets, for such relevant period.

1.1.3.	“Adjusted NAV Per Gazit America Share”	means, with respect to any Trading Day, the amount obtained by dividing: (a) the Gazit America Adjusted NAV for the last Quarter (the “Last Relevant Quarter”), in respect of which the Gazit America Financial Statements were delivered to the Bank pursuant to clause 15.8 below, preceding such Trading Day; by (b) the total number of shares of Gazit America, of whatever class, in issue (including the Gazit America common shares) as at the last day of the Last Relevant Quarter (excluding for this purpose any shares of Gazit America held by Gazit America as treasury shares). Notwithstanding the foregoing, until the date the first set of Gazit America Financial Statements is delivered to the Bank pursuant to clause 15.8 below, the Adjusted NAV Per Gazit America Share for each Trading Day commencing from the Amendment Closing Date and ending on the date of the delivery of such first set of Gazit America Financial Statements, shall be the amount certified by the Chief Executive Officer or Chief Financial Officer of the Company as being the Adjusted NAV Per Gazit America Share in the certificate delivered to, and accepted by, the Bank pursuant to clause 3.1.23 of the Amending Agreement.

1.1.4.	“Adjusted Total Unpaid Outstandings”	means, with respect to any period, the amount of the Total Unpaid Outstandings, as at the last day of such period, multiplied by a fraction the numerator of which is 100 and the denominator of which being the percentage (expressed only as a number) of the Company’s Share on the last day of such period.

1.1.5.	“Advance”	means any amount of money advanced or to be advanced (as the context requires) by the Bank to the Company pursuant to these Additional Conditions, or any relevant portion thereof.

1.1.6.	“affiliate”	means, with respect to any Person, any entity which controls, is controlled by, or is under common control with, such Person.

1.1.7.	“Amending Agreement”	means the Amending Agreement dated April 17, 2011 made between the Bank and the Company restating and replacing the Original Additional Conditions in the form as set out herein.

1.1.8.	“Amendment Closing Date”	shall have the meaning ascribed to such term in the Amending Agreement.

1.1.9.	“Applicable Law”	includes, without limitation:

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(a)  any Israeli or foreign statute, law, ordinance, regulation, treaty, code, order, decree, rule, instruction, official directive or guideline of any governmental, fiscal, monetary, regulatory body or other Governmental Body, including the position (guidelines) of the Israeli Examiner of Banks with respect to proper conduct of banking affairs (“Hora’ot Nihul Bankai Takin”) or any interpretation of any of the foregoing by the Israeli Examiner of Banks (or any analogous or equivalent position (guidelines), instructions, directives or interpretation thereof of any non-Israeli banking authority having jurisdiction over the Bank with respect to the Credit (including, without limitation, with respect to any of the activities, services, obligations or Collateral contemplated to be carried out or secured, as applicable, under any of the Loan Documents)) or any analogous or equivalent position (guidelines), instructions, directives or interpretation thereof of any Governmental Body having jurisdiction over the Bank and, in respect of a non-Israeli Governmental Body, having jurisdiction over the Bank with respect to the Credit (including, without limitation, with respect to any of the activities, services, obligations or Collateral contemplated to be carried out or secured, as applicable, under any of the Loan Documents), or any instruction, directive or guideline of any Israeli or such non-Israeli banking authority or other Governmental Body (all the above whether or not having the force of law, but if not having the force of law, being one with which the Bank, acting honestly, believes: (a) it should comply; and (b) it is the common practice of the major banks in Israel, or the major banks in any other jurisdiction where any of the Collateral is located, to comply with);

(b)  any agreements between the Bank and the Bank of Israel, the Israeli Examiner of Banks or any other such Governmental Body made in connection with any of the foregoing referred to in paragraph (a) of this definition above; and

(c) any agreements between the Bank and the Bank of Israel, the Israeli Examiner of Banks or any other such Governmental Body settling or resolving any matter between the parties thereto.

1.1.10.	“Auditors”	means the Company’s external auditors, Ernst and Young (Israel) or another leading firm of auditors

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affiliated to one of the big 4 (four) internationally recognised firms of auditors.
1.1.11.	“Bank”	means Bank Leumi, its successors and assigns permitted pursuant to clause 16 below.

1.1.12.	“Bank Leumi Group”	means Bank Leumi together with any of the Bank’s subsidiaries in Israel or abroad.

1.1.13.	“BLUSA”	means Bank Leumi USA (including is successors and assigns permitted pursuant to any US Loan Document).

1.1.14.	“BLUSA Advance”	means any amount of money advanced or to be advanced (as the context requires) by BLUSA to Gazit Generation pursuant to the US Loan Agreement.

1.1.15.	“BLUSA Credit”	means the revolving credit facility granted by BLUSA to Gazit Generation for loans and advances in an aggregate amount of up to USD 100,000,000 pursuant to the US Loan Agreement.

1.1.16.	“Breakage Costs”	[***]

1.1.17.	“Business Day”	means, with respect to the payment, purchase or any other transaction, or performance of calculations, in sums denominated in any currency other than New Israeli Shekels, a day on which banks are open for business in Tel Aviv, Israel and in respect of the relevant currency, a day on which commercial banks and foreign exchange markets settle payments in the principal financial centre for such currency and, in all other cases, a day on which banks are open for business in Tel Aviv, Israel, save that all references to “Business Day” in clause 7.6 below shall mean a day on which banks are open for business in Tel-Aviv, Israel and New York, New York, United States of America.

1.1.18.	Reserved.

1.1.19.	Reserved.

1.1.20.	“Certificated EOI Pledged Shares”	means those EOI Pledged Shares that are in legended certificated form and which are registered in the name of Gazit Generation or MGN America or any other Obligor.

1.1.21.	“Change in Control”	means any of the following:

(a) of the Company means—after the date of the Amending Agreement if there is a change in control of the Company, such that Chaim Katzman directly or indirectly (including

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through entities controlled by him) does not control the Company, except if Dori Segal directly or indirectly (together with his wife, Erica Ottoson, including through entities controlled by him or his wife), controls the Company; or

(b) of EOI means—if, after the date of the Amending Agreement, for any reason:

(1)  the Company, directly or indirectly (including through entities controlled by it), does not control EOI. Without derogating from the generality of the foregoing, the Company shall be deemed not to control EOI upon the occurrence of any of the events listed in sub-paragraphs (i) through (iii) of this paragraph (1): (i) any shareholder resolution of EOI is adopted notwithstanding any Obligor or any Non-Listed Subsidiary voting against such resolution; (ii) any Obligor or any Non-Listed Subsidiary shall vote in favour of, authorize, consent, approve, ratify or abstain in respect of, or shall fail to vote against and otherwise oppose, any resolution of the shareholders of EOI authorizing, approving, consenting or ratifying a Prohibited Shareholder Rights Plan (as defined in clause 15.2 below) in respect of EOI; and (iii) any proposed shareholder resolution of EOI is not adopted at a shareholders meeting of EOI notwithstanding the affirmative vote in respect thereof by any Obligor or any Non-Listed Subsidiary. A Change of Control shall not be deemed to have occurred pursuant to sub-paragraph (iii) of this paragraph (1) if the relevant resolution relates to the approval of a transaction or an action in respect of which all the following conditions are satisfied: (a) the approval of such resolution by the shareholders of EOI is required by Applicable Legal Requirements (as defined below); and (b) pursuant to Applicable Legal Requirements, the majority required to approve such resolution is a Special Majority (as defined below). For this purpose: (A) “Applicable Legal Requirements” means any provision of US Federal or State Law (not including, for the avoidance of doubt, any provision of EOI’s Organizational Documents or

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      any provision of any agreement or other document) to the extent any such provision is not capable of being disapplied or modified, in whole or in part, in respect of EOI, by way of a resolution adopted by its shareholders within two (2) months after the date of the enactment or coming into force or any such provision; and (B) “Special Majority” means either: (I) the affirmative vote of a majority of the votes entitled to be cast in respect of such resolution or any other majority in respect of which in either case, pursuant to Applicable Legal Requirements, voting rights attaching to EOI Common Shares held by the US Guarantors are, through no fault of any US Guarantor or any other Person acting on behalf of any US Guarantor, in whole or in part, disenfranchised pursuant to Applicable Legal Requirements and, to the extent any such EOI Common Shares are disenfranchised in part, such resolution is not adopted at a shareholders’ meeting of EOI notwithstanding the affirmative vote in respect thereof by the Obligors and each Non-Listed Subsidiary of EOI Common Shares held by any such Person (to the extent not disenfranchised as aforesaid); or (II) any resolution of the shareholders of EOI which requires, pursuant to Applicable Legal Requirements and not in any way connected to the wrongdoing by any US Guarantor or any other Person acting on behalf of any of the US Guarantors, the affirmative vote of a specific percentage of voting rights attaching to EOI Common Shares that are not held by the Company, the US Guarantors or any other Non-Listed Subsidiary; or

(2)  without derogating from sub-paragraph (1) of paragraph (b) of this definition, any Person, other than the Company, Liberty International Plc (“Liberty”) (alone or together with any affiliate of it), any affiliate of the Company or any Person who is, at all times, a Relevant QIB (as defined below), holds (as such term is defined in the Securities Law, 1968) or acquires (whether alone or acting in concert) 10% (ten percent) or more of any of the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

      Means of Control of EOI. For this purpose, a “Relevant QIB” shall mean a financial institution or mutual fund which: (i) manages investment funds on a discretionary basis; (ii) on the date it first holds or acquires 10% (ten percent) or more of the Means of Control of EOI, will be regarded as a “qualified institutional buyer” (as such term is defined in Rule 144A(1) under the US Securities Act of 1933); and (iii) acquired its holding of securities in EOI in the ordinary course of its business and, at such time and at all times thereafter while it holds any such securities, does not hold such securities with the purpose, nor with the effect, of changing or influencing the control of EOI, nor in connection with, or as a participant in, any transaction having any such purpose or effect (as shall be, without derogating from the generality of the foregoing, evidenced by its reporting requirements in connection with its holding of securities in EOI, being those requirements as set forth in Schedule 13G promulgated under the US Securities Exchange Act, 1934). For the avoidance of doubt, a Change in Control shall be deemed to occur if a Relevant QIB that holds or acquires (whether alone or acting in concert) 10% (ten percent) or more of any of the Means of Control of EOI ceases, for any reason, to be a Relevant QIB; or

(3)  without derogating from sub-paragraph (1) of paragraph (b) of this definition, Liberty (including any of its affiliates) holds (as such term is defined in the Securities Law, 1968) or acquires more than 19.9% (nineteen point nine percent) of any of the Means of Control of EOI; or

(4) without derogating from sub-paragraphs (1) and (2) of paragraph (b) of this definition, any Relevant QIB holds or acquires more than 15% (fifteen percent) of any of the Means of Control of EOI; or
(5) without derogating from sub-paragraphs (1) or (6) of paragraph (b) of this definition, EOI grants any consent, exemption or approval, whether pursuant to its Organizational

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

      Documents or otherwise, to any Person (other than to the Company or any of its affiliates, Liberty or any of its affiliates, a Relevant QIB, the Bank Leumi Group or to any assignee of the Bank or BLUSA under any of the US Loan Documents or Loan Documents, any of the foregoing, a “Relevant Person”)) to hold 10% (ten percent) or more of any of the Means of Control of EOI. For the avoidance of doubt and without derogating from the generality of the foregoing, the exemption of any Person (other than a Relevant Person) from the Aggregate Stock Ownership Limit and/or the Common Stock Ownership Limit and/or the establishment or granting of an Excepted Holder Limit in favour of any such Person (other than a Relevant Person) shall be deemed to be a Change in Control (“Aggregate Stock Ownership Limit”, “Common Stock Ownership Limit” and “Excepted Holder Limit” shall have the same meanings ascribed to such terms in EOI’s Organizational Documents); or

(6)  without derogating from sub-paragraph (1) of paragraph (b) of this definition, EOI grants any consent, exemption or approval, whether pursuant to its Organizational Documents or otherwise, to Liberty (including to any of its affiliates) to hold more than 19.9% (nineteen point nine percent) of any of the Means of Control of EOI. For the avoidance of doubt and without derogating from the generality of the foregoing, the exemption of Liberty (including of any of its affiliates) from the Aggregate Stock Ownership Limit and/or the Common Stock Ownership Limit and/or the establishment, granting or increase of an Excepted Holder Limit relating to any holding of Liberty (including of any of its affiliates) in any of the Means of Control of EOI greater than 19.9% (nineteen point nine percent) of any of the Means of Control of EOI, shall be deemed to be a “Change in Control”; or

(7) without derogating from sub-paragraphs (1) and (2) of paragraph (b) of this definition, EOI grants any consent, exemption or approval,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

      whether pursuant to its Organizational Documents or otherwise, to a Relevant QIB to hold more than 15% (fifteen percent) of any of the Means of Control of EOI. For the avoidance of doubt and without derogating from the generality of the foregoing, the exemption of such Relevant QIB from the Aggregate Stock Ownership Limit and/or the Common Stock Ownership Limit and/or the establishment, granting or increase of an Excepted Holder Limit relating to any holding of such Relevant QIB in any of the Means of Control of EOI greater than 15% (fifteen percent) of any of the Means of Control of EOI, shall be deemed to be a “Change in Control”; or

(8)  the Company (directly or indirectly through any Subsidiary of the Company) does not approve, appoint or vote in favour of the majority of the directors elected to the Board of Directors of EOI at any time (disregarding, for this purpose, any directors nominated by any Person not being an affiliate of the Company and elected to the Board by the Company or any of its Subsidiaries pursuant to any Voting Agreement or Approved Voting Agreement (as such term is defined in clause 15.14.3 below)); or

(9) EOI adopts a Prohibited Shareholder Rights Plan (as such term is defined in clause 15.2 below); or

(10)  EOI takes any action that would cause any takeover, anti-takeover, moratorium, “fair price”, “control share” or other similar law enacted under any law applicable to EOI (each, an “Anti-Takeover Law”) to apply to the Bank, BLUSA or any purchaser from the Bank and/or BLUSA or any nominee or custodian thereof upon a foreclosure sale as contemplated by the Security Documents or upon any realization of the charges created thereunder; or

(11)  EOI, the Company, the US Guarantors or any other affiliate of the Company, fails to take within twenty (20) Business Days of effectiveness, or is unable to take under the provisions of any such Anti-Takeover Law, any action required

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

      to prevent any amended or newly-enacted Anti-Takeover Law from applying to the Bank, BLUSA, the Collateral Agent or any purchaser from the Bank, BLUSA and/or the Collateral Agent or any nominee or custodian thereof, at a foreclosure sale as contemplated by the Security Documents or upon any realization of the charges created thereunder;

or

(c)  of the Guarantors means—after the date of the Amending Agreement if, for any reason, there is a change in ownership of the share capital of any of the Guarantors such that any of the following shall occur:

(i)  the Company does not own, directly or indirectly, all of the issued share capital and all of the Means of Control of any: (1) Subordinated Lender that is a party to, or has any interest in, any Subordinated Shareholder Loan made to a US Guarantor; (2) Guarantor Shareholder; or (3) LTV Guarantor;

(ii) Gazit 1995 and MGN USA cease to hold all the shareholdings and Means of Control of MGN America;

(iii) Gazit 1995 ceases to hold all the shareholdings and Means of Control of Gazit Generation;

(iv)  any of the Means of Control in the US Guarantors is not pledged by way of a perfected first security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA to secure repayment of the Secured Obligations under a Security Document in form and substance reasonably acceptable to the Bank and BLUSA;

(v)  without derogating from any of the foregoing paragraphs, any Subordinated Lender that is a party to, or has any interest in, any Subordinated Shareholder Loan made to a Guarantor Shareholder ceases to be an affiliate of the Company; and

(vi) without derogating from any of the foregoing paragraphs, any Non-Listed Subsidiary that, after the Amendment

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Closing Date, enters into a Guarantee pursuant to clause 15.18.1(d) below ceases to be a Non-Listed Subsidiary;

or

(d)  of Gazit America means—if, after the date of the Amending Agreement, for any reason: (i) the Company, directly or indirectly (including through entities wholly-owned and controlled by it), does not hold at least the majority of all the Means of Control of Gazit America; or (ii) any event or circumstance referred to in paragraphs (b)(1)(i) to (iii), (b)(8), (b)(10) or (b)(11) of this clause 1.1.21 shall occur, assuming for this purpose, that all references in such paragraphs to: (1) “EOI” shall be deemed to be references to Gazit America; (2) “US Federal or State Law”, shall be deemed references to the law of the Province of Ontario and all federal laws of Canada applicable therein; and (3) “the US Guarantors”, shall be deemed to be references to Gazit Maple and any other pledgor of Gazit America Shares pursuant to clause 15.14.3 below.

1.1.22.	“Collateral”	means all amounts, rights, titles, interests and other property charged, pledged or otherwise encumbered under the Security Documents, including, inter alia:

(a)  the Pledged Shares, including, without limitation, all security entitlements relating to the Pledged Shares as recorded in the Securities Account maintained by the Securities Intermediary and all stock dividends, dividends in specie, cash dividends, payments, securities, other distributions and property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares, together with all security certificates, documents, financial assets and instruments relating to the foregoing;

(b) all of the US Guarantors’ respective personal property, whether now existing or hereafter acquired;

(c)  all the issued shares of, and equity interests in, the US Guarantors and all stock dividends, cash dividends, dividends in specie, payments, securities, other distributions and property from time to time received, receivable

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

or otherwise distributed in respect of, or in exchange for, any or all such issued shares;

(d) all registration rights of MGN America under the Registration Rights Agreement; provided, however, that the foregoing described rights shall cover only one (1) “Demand Registration” (as such term is defined in Section 2.1 of the Registration Rights Agreement) (collectively, the “Pledged Shares Rights”);

(e) the Securities Accounts, and all cash, securities and other financial assets, including, without limitation, the Pledged Shares, credited thereto;

(f) all Subordinated Shareholder Loans now existing or hereafter made;

(g) the Other Collateral;

(h) all monies standing to the credit, from time to time, of the Reserve Amount (as such term is defined in clause 9.18.1 below) and all rights of the pledgor thereof in connection therewith;

(i) all other assets and rights purported to be pledged or charged under the terms of any Security Document;

(j) the Loan Account and all moneys and securities’ deposits held therein or credited thereto; and

(k) all proceeds of any of the foregoing.

1.1.23.	“Collateral Agent”	means BLUSA, or any successor collateral agent (provided that, for so long as no Event of Default has occurred, such successor shall be a financial institution or an affiliate of a financial institution), acting as collateral agent for the benefit of the Bank and BLUSA.

1.1.24.	“Company”	means Gazit-Globe Ltd., a company incorporated under the laws of Israel, whether, for the avoidance of doubt, in its capacity as a borrower under these Additional Conditions and the other Loan Documents, in its capacity as a guarantor under the US Loan Documents or in any other capacity.

1.1.25.	“Company Guarantee”	means the guarantee made between the Company, the Collateral Agent, BLUSA and the Bank pursuant to which, inter alia, the Company guarantees the obligations of Gazit Generation under the US Loan Documents and the obligations of the other Obligors

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

in respect of the Company Secured Obligations (including, without limitation, any guarantee executed by the Company in connection with, or as a condition precedent under, the Amending Agreement and all acknowledgments and/or re-affirmations in respect thereof, whenever signed).

1.1.26.	“Company Secured Obligations”	means (a) all obligations, liabilities and Indebtedness of the Company under or in connection with the Credit and/or Other Credit and/or (b) all other obligations, liabilities and Indebtedness of the Company and/or the other Obligors under the Loan Documents to which any of them are party, now or hereafter owing to the Bank or the Collateral Agent, contingent or otherwise, unlimited in amount, plus all related interest, exchange rate differentials, linkage differentials, commissions, charges and/or expenses of any kind whatsoever, including, without limitation, enforcement costs.
1.1.27.	“Company Secured Solo Obligations”	means (a) all obligations, liabilities and Indebtedness of the Company under or in connection with the Credit and/or Other Credit and/or (b) all other obligations, liabilities and Indebtedness of the Company under the Loan Documents to which it is party, now or hereafter owing to the Bank or the Collateral Agent, contingent or otherwise, unlimited in amount, plus all related interest, exchange rate differentials, linkage differentials, commissions, charges and/or expenses of any kind whatsoever, including, without limitation, enforcement costs.

1.1.28.	“Company’s Share”	means, at any time, the percentage of the Means of Control of EOI at such time represented by the EOI Pledged Shares.

1.1.29.	“Compliance Certificate“	shall have the meaning ascribed to such term in clause 15.8.7 below.

1.1.30.	“control”	shall have the same meaning ascribed to such term in the Securities Law, 1968 and “controlled” shall be interpreted accordingly.

1.1.31.	“Credit”	as defined in the second recital above.

1.1.32.	Reserved.

1.1.33.	“Default”	means any Event of Default or any event or act which, with the giving of notice or lapse of time or the making of any determination under any Loan Document or US Loan Document, or the satisfaction

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

of any other condition (or any combination thereof), would constitute an Event of Default.

1.1.33A	“Deferred Tax Liability”	means that deferred tax liability, if any, to the extent (and only to the extent): (a) it represents the deferred capital gain tax in respect of the appreciation in the fair market value of the investment by MGN America in EOI Common Shares; and (b) it represents the deferred capital gain tax in respect of the appreciation in the fair market value of the investment by Gazit Generation in EOI Common Shares. For the avoidance of doubt “Deferred Tax Liability” shall also include any liability to deferred tax reserved for in any financial statements of any US Guarantor delivered or to be delivered pursuant to the Amending Agreement or clauses 15.8.5 or 15.8.6 below.

1.1.34.	“EBITDA”	means, for any period, an amount equal to net income (loss) attributable to EOI before minority interests for such period, excluding, without duplication, the following amounts (to the extent included in determining net income (loss) for such period): (a) extraordinary items; (b) depreciation and amortization; (c) interest expense; (d) income taxes; (e) gain (loss) on disposal of income producing properties and impairment of real estate; and (f) equity in net income or net loss in Unconsolidated Affiliates (including, without limitation, equity in (loss) income in unconsolidated joint ventures) after adding, to the extent not already included in the net income (loss) of EOI, without duplication, dividends or similar cash distributions, management fees and Promote received by EOI from Unconsolidated Affiliates (to the extent the foregoing is disclosed in EOI’s Financial Statements for such period, such amounts of the foregoing as clearly detailed and broken down, to the Bank’s reasonable satisfaction, in such Compliance Certificate for such period), minus the EBITDA Adjustment Amount.

For the purpose of this definition, “Unconsolidated Affiliate” means an entity (including, without limitation, a joint venture) in which EOI holds a Means of Control, which Means of Control is accounted for in EOI’s Financial Statements for the Relevant Period on an equity basis of accounting and whose financial results are not consolidated into EOI’s Financial Statements.

1.1.35.	“EBITDA Adjustment Amount”	means, for any period, the amount, if any, by which the amount of EOI’s revenues, on a consolidated basis, taken into account in the calculation of EBITDA for such period which is attributable to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“management and leasing services”, “management fees”, “Promote” and, if any, without duplication, revenues attributable to Promote from Unconsolidated Affiliates (as such term is defined in the definition of “EBITDA”) for such period, exceeds an amount equal to 30% (thirty percent) of the total revenues of EOI for such period.

1.1.36.	“Encumbrance”	means:

(a)  any mortgage, charge (whether fixed or floating), pledge, lien, assignment, security interest, title retention or other encumbrance of any kind securing, or any right conferring a priority of payment in respect of, any obligation of any Person;

(b)  any registration, recording or filing with any Governmental Body of notice of any Encumbrance referred to in paragraph (a) of this definition by a Person authorised in writing by the relevant pledgor to file the same, including, without limitation, any financing statement filed in the proper filing office pursuant to the Uniform Commercial Code as adopted by any State of the United States of America or the District of Columbia of the United States of America, whether or not any Encumbrance is created or exists at the time of such filing;

(c) any arrangement under which moneys or claims to, or for the benefit of, a bank or other account, may be set-off or made subject to a combination of accounts so as to effect payments of sums owed or payable to any Person; or

(d) any other type of preferential arrangement having similar effect,

but excluding, in respect of the security entitlements to the Gazit America Pledged Shares and any other financial assets which are, in each case, credited to the Securities Account opened by Gazit Maple, statutory deemed trusts and liens arising by operation of applicable Canadian federal or provincial law in respect of obligations not overdue.

1.1.37.	“EOI”	means Equity One, Inc., a company incorporated under the laws of the State of Maryland, USA.

1.1.38.	“EOI Common Shares”	means the outstanding common shares in the capital of EOI and includes all rights, interests and entitlements derived therefrom.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.39.	“EOI’s Financial Statements”	means, at any time and from time to time:

(a) the audited consolidated annual financial statements of EOI; and

(b)  the unaudited consolidated reviewed quarterly financial statements of EOI, in each case, delivered, or required to be delivered, to the Bank under and in accordance with these Additional Conditions, or such of those financial statements, as the context requires.

1.1.40.	“EOI NAV”	means, for any period, the amount of EOI Total Shareholders’ Equity as at the last day of such period. For the purpose of this definition, “EOI Total Shareholders’ Equity” for any period means the total stockholders’ equity of EOI (after, without duplication, deducting therefrom any amount attributable to: (a) any treasury shares; and (b) any non-controlling interest) as determined by the Adjusted EOI Financial Statements as at the last day of such period.

1.1.41.	“EOI Net Debt”	means, with respect to any period (“Relevant Period”), the amount of EOI Total Debt as at the last day of such Relevant Period less, without any duplication, the aggregate of: (a) the amount of cash and cash equivalents of EOI as at the last day of such Relevant Period that are held and deposited, free and clear of any Encumbrances (other than Permitted Encumbrances) in any bank; (b) an amount equal to 90% (ninety percent) of the principal amount of cash deposits of EOI as at the last day of such Relevant Period that are held and deposited, free and clear of any Encumbrances (other than Permitted Encumbrances), in any bank, for a period of more than three (3) months from the last day of such Relevant Period (but not deposited for a period in excess of twelve (12) months from the last day of such Relevant Period); and (c) an amount equal to such percentage (not being less than 90% (ninety percent)) as may be agreed, from time to time by the Bank and the Company for any Relevant Period and, in default of any such agreement, 90% (ninety percent), of the face value of any marketable US treasury securities of a maturity not exceeding two (2) years issued by the United States Department of the Treasury held by EOI, as at the last day of such Relevant Period, free and clear of any Encumbrances (other than Permitted Encumbrances).

1.1.42.	“EOI Pledged Shares”	means all of the present and future EOI Common Shares (including, without limitation, all rights,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

interest and entitlements derived therefrom) owned by the US Guarantors and pledged by a first priority perfected security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA in accordance with the terms of the Security Documents to secure the repayment of the Secured Obligations.

1.1.43.	“EOI Real Estate Assets”	means (without duplication), for any period, the sum of the value of EOI’s income producing real estate properties (after depreciation), construction in progress and land held for development, real estate properties held for sale and investments and advances in real estate joint ventures but excluding, for the avoidance of doubt, any cash and cash equivalents and, without duplication, cash held in escrow as at the last day of such period.

1.1.44.	“EOI Total Debt”	means, for any period, the amount of all of EOI’s Financial Indebtedness as at the last day of such period.

1.1.45.	“equivalent”	on any given date in one currency (the “first currency”) of an amount denominated in another currency (the “second currency”) means the amount of the first currency which could be purchased with the amount of the second currency at: (a) in the case that the first currency is New Israeli Shekels, the BLL rate (as such term is defined in the General Terms) for the other currency; (b) in the case that the second currency is New Israeli Shekels, the rate determined by the Bank at which the Bank sells New Israeli Shekels (transfers and cheques) to its customers, in exchange for the first currency; or (c) in the case that neither of the relevant currencies is New Israeli Shekels, the rate equal to a fraction, the numerator of which is the BLL rate of the second currency and the denominator of which is the BLL rate of the first currency.

1.1.46.	“Event of Default”	means any of the events or circumstances described in clauses 9.1 to 9.25 below. For the avoidance of doubt, but without derogating from the generality of the preceding sentence: (a) a breach of the Standard Form Documents that is not a breach of these Additional Conditions or any other Finance Document, shall not, except to the extent set out in these Additional Conditions or in any other Finance Document, be considered, in and of itself, an Event of Default; and (b) an “Event of Default” as defined in the US Loan Agreement shall constitute an Event of Default under these Additional Conditions.

1.1.47.	“Excluded Gazit America Financial Indebtedness”	means, for any period, the amount of Gazit America’s outstanding Financial Indebtedness

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

secured, by way of a fixed pledge and charge, on EOI Common Shares held by Gazit America or any of its Subsidiaries as at the last day of such period.

1.1.48.	“Excluded Gazit America Real Estate Assets”	means, for any period, the value of those assets of Gazit America and its Subsidiaries that constitute security or collateral for any Excluded Gazit America Financial Indebtedness.

1.148A	“Fee Letter”	means the letter dated on or about the date of this Agreement between the Bank and the Company (setting out the fees referred to in clauses 11.1 and 11.2 below).

1.1.49.	“Finance Documents”	means: (a) these Additional Conditions; (b) the Amending Agreement; (c) the Security Documents; (d) the Fee Letter; (e) all other agreements or documents executed pursuant to any of the above or in connection with any of the foregoing and relating to any of the obligations, liabilities and Indebtedness of the Company under or in connection with the Credit; and (f) any other document that is designated by the Bank, with the written consent of the Company, as a Finance Document.

1.1.50.	“Financial Indebtedness”	means any Indebtedness for or in respect of, without duplication: (a) monies borrowed; (b) monies raised which are in the nature of borrowings or having the commercial effect of borrowing (including, without limitation, monies raised by the sale or discounting of receivables, invoices, bills or notes or other financial assets on terms that recourse may be had to the vendor in the event of non-payment of such receivables, invoices, bills or financial assets when due); (c) monies raised under acceptance credit facilities and through the issue of bonds, notes, debentures, bills, loan stocks and other debt securities (including, without limitation, any debt security convertible, but not at the relevant time converted, into share capital); (d) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a finance or capital lease or otherwise required under GAAP to be capitalised; (e) any amount raised under any other transaction (including, without limitation, any forward sale or purchase agreement) having the commercial effect of a borrowing; (f) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account); (g) any counter-

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument where such guarantee, indemnity, bond, standby or documentary letter of credit or other instrument was issued by a bank or financial institution (it being agreed that in order to compute any Financial Indebtedness taken into account in any of the financial ratios set out in clauses 9.19 to 9.21 (inclusive) below, no Financial Indebtedness referred to in this paragraph (g) shall be required to be taken into account therein, except to the extent such Financial Indebtedness is required to be reflected according to GAAP in a balance sheet); and (h) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (g) above. For the avoidance of doubt, Indebtedness under “Subordinated Shareholder Loans” shall not constitute “Financial Indebtedness”.

1.1.51.	“Financial Year”	means a calendar year commencing from (and including) 2011 or, in the event, after the Amendment Closing Date, the financial (fiscal) year of EOI, Gazit America or any Obligor does not end on December 31st, all references to the Financial Year of EOI, Gazit America or such Obligor, as applicable, shall mean the actual financial (fiscal) year of EOI, Gazit America or such Obligor, as applicable.

1.1.52.	“Fully Diluted Basis”	means, with respect to any shares of EOI, as of any given date, the sum of:
(a) the number of EOI Common Shares (not including, for this purpose, the Class A Common Stock of EOI) in issue on such date; (b) the number of EOI Common Shares for which outstanding EQY-CSC Class A Shares on such date are redeemable in accordance with the Operating Agreement; and (c) the number of EOI Common Shares which could be obtained through the exercise or conversion of all securities (including, but not limited to the Class A Common Stock of EOI) issued by EOI convertible into, or exchangeable for, EOI Common Shares on such date. The terms “EQY-CSC Class A Shares” and “Operating Agreement” shall have the same meanings ascribed to such terms in the Liberty Equityholders’ Agreement. For this purpose, “Liberty Equityholders’ Agreement” means the Equityholders Agreement dated as of May 23, 2010, by and among EOI, Capital Shopping Centres Group Plc, Liberty International Holdings Limited., the Company, the Guarantor Shareholders, MGN America, Silver Maple (2001) Inc. and Ficus Inc.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.53.	“GAAP”	means, in respect of the Company, Gazit America and Gazit Maple, IFRS; in respect of EOI or any US Guarantor, the accounting principles and practices generally accepted in the United States provided that, in the event that EOI or any US Guarantor shall implement IFRS, then, with effect from the Quarter in respect of which IFRS is first implemented by any such entity, GAAP shall mean, in respect of such entity, IFRS.

1.1.54.	“Gazit 1995”	means Gazit (1995) Inc., a company incorporated under the laws of the State of Nevada, USA, whether, for the avoidance of doubt, in its capacity as a guarantor under these Additional Conditions and the other Loan Documents, in its capacity as a guarantor under the US Loan Documents or in any other capacity.

1.1.55.	“Gazit America”	means Gazit America Inc., a company incorporated under the laws of the province of Ontario.

1.1.56.	“Gazit America Adjusted NAV”	means (without duplication), for any period, the amount by which:

(a) the sum of:

(i)    the value (without duplication) of Gazit America’s rental properties, income producing real estate properties (after depreciation), construction-in-progress and land held for development, real estate properties held for sale and investments and advances in real estate joint ventures (but excluding and not taking into account, without duplication: (1) any investment of Gazit America or any of its Subsidiaries in EOI, such as, without limitation, any EOI Common Shares or other securities of EOI held by Gazit America or any of its Subsidiaries; and (2) the value of any Excluded Gazit America Real Estate Assets) as at the last day of such period; and

(ii) the amount of any cash and cash equivalents as at the last day of such period held by Gazit America free and clear of any Encumbrances (other than Permitted Encumbrances);

exceeds

(b) the aggregate amount of all Indebtedness of Gazit America (other than Excluded Gazit

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

America Financial Indebtedness) as at the last day of such period,

all the above, as reflected in the Gazit America Financial Statements for such period.

1.1.57.	“Gazit America Financial Statements”	means, at any time and from time to time:

(a) the audited consolidated annual financial statements of Gazit America; and

(b) the unaudited consolidated reviewed quarterly financial statements of Gazit America,

in each case, delivered, or required to be delivered, to the Bank under and in accordance with these Additional Conditions, or such of those financial statements, as the context requires.

1.1.58.	“Gazit America Net Debt”	means, with respect to any period, the aggregate amount of all Financial Indebtedness of Gazit America as at the last day of such period less, without any duplication, the aggregate of: (a) the amount of any cash and cash equivalents as at the last day of such period held by Gazit America free and clear of any Encumbrances (other than Permitted Encumbrances) in any bank; (b) an amount equal to 90% (ninety percent) of the principal amount of cash deposits of Gazit America as at the last day of such Relevant Period that are held and deposited, free and clear of any Encumbrances (other than Permitted Encumbrances), in any bank, for a period of more than three (3) months from the last day of such Relevant Period (but not deposited for a period in excess of twelve (12) months from the last day of such Relevant Period); (c) an amount equal to such percentage (not being less than 90% (ninety percent)) as may be agreed, from time to time by the Bank and the Company and, in default of any such agreement, 90% (ninety percent) of the face value of any marketable Canadian Federal Government treasury securities (T-bills) held by Gazit America of a maturity not exceeding one (1) year issued by the Bank of Canada, as at the last day of such Relevant Period, free and clear of any Encumbrances (other than Permitted Encumbrances); and (d) the amount of Excluded Gazit America Financial Indebtedness as at the last day of such period.

1.1.59.	“Gazit America Pledged Shares”	means all of the present and future Gazit America Shares (including, without limitation, all rights, interest and entitlements derived therefrom) and all

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

security entitlements in respect of Gazit America Shares owned by Gazit Maple or any Non-Listed Subsidiary of the Company and pledged by a first priority perfected security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA in accordance with the terms of the Security Documents to secure: (a) the repayment of the Company Secured Solo Obligations; and (b) the Company’s obligations under the Company Guarantee.

1.1.60.	“Gazit America Real Estate Assets”	means, for any period, the value (without duplication) of Gazit America’s rental properties, income producing real estate properties (after depreciation), construction-in-progress and land held for development, real estate properties held for sale and investments and advances in real estate joint ventures (but excluding and not taking into account, without duplication: (a) any cash and cash equivalents and, without duplication, cash held in escrow; (b) any investment of Gazit America or any of its Subsidiaries in EOI (such as any EOI Common Shares or other securities of EOI held by Gazit America or any of its Subsidiaries); and (c) the value of any Excluded Gazit America Real Estate Assets) as at the last day of such period.

1.1.61.	“Gazit America Shares”	means the outstanding shares in the capital of Gazit America and includes all rights, interests and entitlements derived therefrom.

1.1.62.	“Gazit Generation”	means Gazit First Generation LLC, a limited liability company incorporated under the laws of the State of Delaware, USA, whether, for the avoidance of doubt, in its capacity as a guarantor under the Loan Documents, in its capacity as a borrower under the US Loan Agreement or in any other capacity.

1.1.63.	“Gazit Maple”	means Gazit Maple, Inc., a corporation incorporated under the laws of the Province of Ontario, whether, for the avoidance of doubt, in its capacity as a guarantor under these Additional Conditions and the other Loan Documents, in its capacity as a guarantor under the US Loan Documents or in any other capacity.

1.1.64.	“General Terms”	means the General Terms of Operation of a Current Debit Account in the form to be executed by the Company and delivered to the Bank pursuant to clause 3.1.5.10 of the Amending Agreement, as the same may, from time to time, be amended, replaced, superseded or otherwise modified by the Bank with the consent of the Company, provided that such consent shall not be required where any such amendment, replacement, supersession

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

and/or modification relates to the administration, operation or management of the Loan Account or otherwise where such amendment, replacement, supersession or modification is effected in order to comply with any change in Applicable Law and, provided further that any such amendment, replacement, supersession or modification does not conflict with these Additional Conditions).

1.1.65.	“Governmental Body”	means any national, federal, state or international tribunal, agency, body, commission or other authority, any government, executive, parliament, legislature or local authority, or any governmental body, ministry, department or agency or regulatory authority, court, statutory board, tribunal, commission or board of or within Israel, United States of America, Canada or any other jurisdiction, or any political subdivision of any thereof or any authority having jurisdiction therein including, without limitation, the Bank of Israel, the New York State Banking Department, the Federal Reserve Bank of New York and the Federal Deposit Insurance Corporation, in each case having jurisdiction over any specified Person, property, transaction or event or any of such Person’s assets.

1.1.66.	“Guarantees”	as defined in clause 7.1.1 below.

1.1.67.	“Guarantor Shareholder Subordination Agreement”	means the subordination agreement subordinating Subordinated Shareholder Loans made to any Guarantor Shareholder, dated on or about the Amendment Closing Date, made by and among the Guarantor Shareholders, the Company, the Bank, BLUSA and the Collateral Agent.

1.1.68.	“Guarantor Shareholders”	means Gazit 1995 and MGN USA and “Guarantor Shareholder” shall mean either of them.

1.1.69.	“Guarantor Subordination Agreement”	means the subordination agreement subordinating Subordinated Shareholder Loans made to any US Guarantor, dated on or about the Amendment Closing Date, made by and among the US Guarantors, the Company, the Guarantor Shareholders, the Bank, BLUSA and the Collateral Agent.

1.1.70.	“Guarantors”	means the LTV Guarantors, the Guarantor Shareholders, each Subordinated Lender that has entered into a Guarantee pursuant to clause 1.1.124(d) below and each Non-Listed Subsidiary that has entered into a Guarantee pursuant to clause 15.18.1 below and “Guarantor” means any of the foregoing.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.71.	“IFRS”	means International Financial Reporting Standards issued and/or adopted by the International Accounting Standards Board.

1.1.72.	“Indebtedness”	means any obligation or liability (whether incurred as principal or as guarantor or whether jointly and severally) for the payment or repayment of money, whether present or future, actual or contingent.

1.1.73.	“Initial Interest”	means the rate of interest, prior to the addition of a margin, which shall be determined by the Bank as being applicable to its customers for the purpose of granting credits—in the same amount, type and for the same period in respect of the principal as the Advance requested—on the date of determining the interest rate for the requested Advance.

The aforementioned provisions shall apply to Advances bearing interest at a fixed rate and Advances bearing interest at a variable rate. In the case of Advances bearing interest at a variable rate, the Initial Interest may be determined as a fixed addition (the “Fixed Addition”) above or below any base rate of interest which varies over the period of such credit (e.g. credit on the basis of Prime+, Prime- or LIBOR+). The rate of the Fixed Addition shall be determined, on the date of determining the Initial Interest, in accordance with the principles specified above and the rate so determined of the Fixed Addition shall not vary during the period of such Advance.

Notice by the Bank as to the Initial Interest shall be binding on the Company and may not be contradicted nor appealed. The Bank shall use its reasonable endeavours to notify the Company, as soon as practicable after the Company’s request for the same, regarding the rate of the Initial Interest in respect of an Advance.

1.1.74.	“Interest Period”	with respect to each Advance, means the period beginning on the date of the Advance (in the case of the first Interest Period) or on the last date of the preceding Interest Period (in the case of any subsequent Interest Period) and ending on the day numerically corresponding to the first day of that Interest Period in the first week, second week, third week or first, second, third, fourth, fifth, sixth, seventh, eighth, ninth, tenth, eleventh or twelfth month thereafter as shall be selected by the Company, or such other period as shall be agreed between the Bank and the Company as specified in each Request for Disbursement, except for the last Interest Period which may be of a different duration in order that the end of such Interest Period will fall on the Maturity Date.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.75.	“Irrevocable Instructions”	as defined in clause 7.1.3 below.

1.1.76.	“Listed Subsidiaries”	means all Subsidiaries of the Company whose equity securities are listed for trading on any stock exchange and all Subsidiaries of any Subsidiary of the Company whose equity securities are listed as aforesaid.

1.1.77.	“Loan Account”	means the Company’s account no. 414100/52 maintained with the Bank in the Bank’s Principal Branch Tel Aviv (the “Account”) and any other account connected to and/or derived from the Account including, without limitation, in the event that the number or type of the Account shall be changed.

1.1.78.	“Loan Documents”	means: (a) these Additional Conditions; (b) the Standard Form Documents; (c) the Amending Agreement; (d) the Security Documents; (e) any other Finance Document; and (f) all other agreements or documents executed pursuant to any of the above or in connection with the foregoing relating to any of the obligations, liabilities and Indebtedness of the Company under or in connection with the Credit.

1.1.79.	“LTV Guarantors”	means the US Guarantors and Gazit Maple and “LTV Guarantor” shall mean any of them.

1.1.80.	“Margin”	means:

(a) subject to any increase as referred to in paragraphs (b) and (c) of this definition below:

(i) where the Term of an Advance is a period of less than twelve (12) months, the Margin with respect to such Advance is [***]% ([***] percent) per annum; and

(ii) where the Term of an Advance is a period of twelve (12) months or more, the Margin with respect to such Advance is [***]% ([***] percent) per annum;

(b)  notwithstanding the foregoing and without derogating from clause 9.19 below and without derogating from any provision contained in any Loan Document requiring, in the circumstances as set forth therein, the Company to pay, in addition, maximum interest or interest at the maximum rate or interest at the Default Rate (as defined in clause 3.3 below) on the Advances, in the event, for any Relevant Quarter, the ratio of: (i) the sum of: (1) EOI Net Debt; (2) Adjusted

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       Gazit America Net Debt; and (3) the Adjusted Total Unpaid Outstandings; to (ii) the sum of: (1) EOI Real Estate Assets; and (2) the lower of: (A) Gazit America Real Estate Assets; and (B) 15% (fifteen percent) of the sum of Gazit America Real Estate Assets and EOI Real Estate Assets, for such Relevant Quarter is equal to, or greater than, [***] ([***]) then, for each Interest Period commencing from the Interest Period following the delivery of the Adjusted EOI Financial Statements to the Bank, pursuant to clause 15.8 below, for such Quarter, and ending, if applicable, on the last day of the Interest Period following the first subsequent Quarter in respect of which such ratio is less than [***] ([***]), the Margin, as set out in paragraph (a) above of this definition (as may be increased, if applicable, pursuant to paragraph (c) of this definition), with respect to each Advance, shall be increased by an additional [***]% ([***] percent) per annum;

(c)  without derogating from any provision contained in any Loan Document requiring, in the circumstances as set forth therein, the Company to pay, in addition, maximum interest or interest at the maximum rate or interest at the Default Rate on the Advances, if, on any Trading Day, the Total Unpaid Outstandings is greater than the Stop Loss Limit, then, for the period commencing from such Trading Day and ending on the date the Company has either (i) provided (or procured the US Guarantors to provide) additional collateral (from sources otherwise than from the Credit or, in respect of Gazit Generation, otherwise than from under the US Loan Documents, as applicable) in form and substance satisfactory to the Bank and BLUSA, which additional collateral shall be of sufficient value (for the avoidance of doubt, Gazit America Shares are not acceptable collateral but additional EOI Common Shares shall be acceptable collateral provided that: (1) no other Default has occurred and is continuing; and (2) each of the Collateral Agent, the Bank, BLUSA, every other member of the Bank Leumi Group, any nominee or custodian of the Bank and/or BLUSA and any third party purchaser of such EOI Common Shares within the framework of the realisation of a Security Document is an “Excepted Holder” with no “Excepted Holder Limit” (as such terms are defined in the Articles of Amendment and Restatement of EOI) or is otherwise exempted or waived from certain

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

       ownership limits pursuant to the Ownership Limits Waiver Agreement in respect of such additional EOI Common Shares and all other EOI Pledged Shares); or (ii) repaid the Advances and/or procure repayment of the BLUSA Advances, so that the Total Unpaid Outstandings is less than the Margined Amount, the Margin, as set out in paragraph (a) of this definition, with respect to each Advance, shall be increased by an additional 0.25% (zero point two five percent) per annum, it being agreed that, in the event that during such time interest is payable on the Advances at the Default Rate (as such term is defined in clause 3.3 below), the Margin shall not, during such time, be increased by such additional 0.25% (zero point two five percent) per annum.

1.1.81.	“Margined Amount”	means, on any Trading Day, the sum of:

(a) 30% (thirty percent) of the Market Value of the EOI Pledged Shares on such Trading Day; and

(b) the sum of: (i) 30% (thirty percent) of A; and (ii) 60% (sixty percent) of B, on such Trading Day, where:

A   =   the product of the number of EOI Pledged Shares constituting EOI Common Shares (disregarding, for this purpose, the Pledged Rights Offer Shares) multiplied by the NAV Per EOI Share, on such Trading Day;

B = the lower of C and D;

C   =   the product of the number of Gazit America Pledged Shares (taking only into account, for this purpose, those Gazit America Pledged Shares that are common shares) multiplied by the Adjusted NAV Per Gazit America Share on such Trading Day; and

D = 15% (fifteen percent) of the sum of A and C on such Trading Day;

and

(c) the Other Collateral Margin Value on such Trading Day.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.82.	“Market Value of the EOI Pledged Shares”	means, for any Trading Day (the “Relevant Trading Day”), the product of the number of EOI Pledged Shares (disregarding, for this purpose, any Pledged Rights Offer Shares) constituting EOI Common Shares multiplied by the average of closing prices of the EOI Common Shares on the New York Stock Exchange, on each Trading Day over the last five (5) Trading Days prior to such Relevant Trading Day.

1.1.83.	“Material Adverse Effect”	means any event, matter, development or circumstance which individually or in the aggregate: (a) results, or is reasonably likely to result, in a material adverse change in the financial condition of any US Guarantor, the Company, Gazit America or EOI; and/or (b) materially impairs, or is reasonably likely to materially impair, the ability of any Obligor to perform any of its obligations under any Loan Document to which it is party in accordance with the provisions thereof (including, without limitation and without derogating from the generality of the foregoing, impairing the ability to comply with, or satisfy, any of the financial ratios as set forth in clause 9.12, clauses 9.18 to 9.21 (inclusive) or clause 9.23 below); and/or (iii) materially impairs, or is reasonably likely to materially impair, the ability of the Collateral Agent, the Bank or BLUSA to realise any of the Collateral as intended under the Finance Documents.

1.1.84.	“Maturity Date”	means the day which is five (5) years from the date of the Amending Agreement provided that if the aforesaid day is not a Business Day such day will be advanced to the next following Business Day; or such later date as shall be agreed upon in writing by the Bank and the Company.

1.1.85.	“Means of Control”	shall have the same meaning ascribed to such term in the Banking (Licensing) Law, 1981.

1.1.86.	“MGN America”	means MGN America, LLC (formerly MGN America, Inc.), a company converted from a corporation incorporated under the laws of Nevada, USA to a limited liability company under the laws of the State of Delaware, USA, whether, for the avoidance of doubt, in its capacity as a guarantor under these Additional Conditions and the other Loan Documents, in its capacity as a guarantor under the US Loan Documents or in any other capacity.

1.1.87.	“MGN USA”	means MGN (USA), Inc., a company incorporated under the laws of the State of Nevada, USA, whether, for the avoidance of doubt, in its capacity as a guarantor under these Additional Conditions and the other Loan Documents, in its capacity as a

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

guarantor under the US Loan Documents or in any other capacity.

1.1.87A.	“MSSB Stock Purchase Plan”	means a stock purchase plan dated June 3, 2011 made between Morgan Stanley Smith Barney LLC and MGN America, in the form sent by e-mail dated June 16, 2011, from counsel to the Company to counsel to the Bank and as otherwise may be amended or modified pursuant to clause 15.13.5 below.

1.1.88.	“NAV Per EOI Share”	means, with respect to any Trading Day, the amount obtained by dividing: (a) the EOI NAV for the last Quarter (the “Last Relevant Quarter”), in respect of which Adjusted EOI Financial Statements were delivered to the Bank pursuant to clause 15.8 below, preceding such Trading Day; by (b) the total number of shares of EOI, of whatever class, in issue (including EOI Common Shares) as at the last day of the Last Relevant Quarter (excluding for this purpose any shares of EOI held by EOI as treasury shares). Notwithstanding the foregoing, until the date the first set of Adjusted EOI Financial Statements is delivered to the Bank pursuant to clause 15.8 below, the NAV Per EOI Share for each Trading Day commencing from the Amendment Closing Date and ending on the date of the delivery of such first set of Adjusted EOI Financial Statements, shall be the amount certified by the Auditors as being the NAV Per EOI Share in the certificate delivered to, and accepted by, the Bank pursuant to clause 3.1.23 of the Amending Agreement.

1.1.89.	“Net Operating Income”	means, for any period, the amount, if any, by which the aggregate of (without duplication): (a) the total revenues of EOI (excluding, to the extent included in the determination of total revenues for such period, the amount of revenue attributable to management and leasing services and the amount of any revenue attributable to Promote but including, to the extent not already included in the revenues of EOI, without duplication, dividends or similar cash distributions, management fees and Promote received by EOI from Unconsolidated Affiliates, as such term is defined in the definition of “EBITDA” (to the extent the foregoing is disclosed in EOI’s Financial Statements for such period, such amounts of the foregoing as clearly detailed and broken down, to the Bank’s reasonable satisfaction, in the Compliance Certificate for such period)); and (b) operations of income-producing properties sold or held for sale of EOI, for such period, exceeds the aggregate of: (i) the amount of property operating costs and expenses for such period; and (ii) the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

amount, if any, of the Net Operating Income Adjustment Amount for such period.

1.1.90.	“Net Operating Income Adjustment Amount”	means, for any period, the amount, if any, by which the amount of EOI’s revenues, on a consolidated basis, taken into account in the calculation of Net Operating Income for such period, pursuant to paragraphs (a) and (b) of the definition of such term which is attributable to “management and leasing services”, “management fees”, “Promote” and, if any, revenues attributable to Promote from Unconsolidated Affiliates (as such term is defined in the definition of “EBITDA”) for such period, exceeds an amount equal to 30% (thirty percent) of the total revenues of EOI for such period.

1.1.91.	“New Accounting Treatment”	as defined in clause 15.6 below.

1.1.92.	“Non-consolidated Expanded Financial Statements of the Company”	means the financial statements of the Company in which: (a) the financial statements of the Listed Subsidiaries of the Company which are held directly by the Company (at the date hereof being Citycon Oyj only) are consolidated on the basis of such Listed Subsidiaries’ balance sheet value (equity); and (b) the financial statements of the Non-Listed Subsidiaries of the Company are consolidated with the respective Listed Subsidiaries of the Non-Listed Subsidiaries on the basis of such Listed Subsidiaries’ balance sheet value (equity), all the foregoing (quarterly or annual, as applicable), as prepared in accordance with GAAP as applicable to such financial statements, mutatis mutandis, and as approved by the Chief Financial Officer of the Company.

1.1.93.	“Non-Listed Subsidiaries”	means those Subsidiaries of the Company that are not Listed Subsidiaries.

1.1.94.	“Obligors”	means the Company, each Guarantor and any other Person party, as pledgor, pursuant to any Security Document to be entered into in accordance with clause 15.18 below and “Obligor” shall mean any of them.

1.1.95.	“Organizational Documents”	means the by-laws and/or other organizational documents of any Person (other than a natural person) including, without limitation, with respect to EOI, its Articles of Amendment and Restatement dated April 22, 2002, as amended to the date of the Amending Agreement and, without derogating from

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the terms and conditions hereof, as may be further amended from time to time.

1.1.96.	“Other Collateral”	means any additional collateral pledged in favour of the Bank (other than EOI Common Shares pledged in favour of the Bank or the Collateral Agent) pursuant to clause 9.13 below or, without duplication, pursuant to paragraph (c) of the definition of “Margin”.

1.1.97.	“Other Collateral Margin Value”	means the value of any Other Collateral pledged in favour of the Bank pursuant to clause 9.13 below or, without duplication, pursuant to paragraph (c) of the definition of “Margin” and/or paragraph (a)(iii) of the definition of “Stop Loss Limit” and/or, if applicable, any other provision of any Finance Document, determined, in each of the foregoing cases, by the Bank in accordance with the Bank’s method of valuing such other collateral for margin purposes. For the avoidance of doubt, neither any amount standing to the credit of the Reserve Account (as such term is defined in clause 9.18.1 below) nor any Gazit America Pledged Shares shall be deemed to form part of the “Other Collateral Margin Value”.

1.1.98.	“Other Credit”	means any loan, advance, extension of credit or accommodation, other than the Credit: (a) made by the Bank and/or any other member of the Bank Leumi Group to, or for the benefit of, the Company that is now outstanding; and/or (b) now, or hereafter, committed, made or granted by the Bank to the Company. For the avoidance of doubt: (i) any loan or advance made by the Bank pursuant to a syndicated loan agreement (“syndicated loan agreement”) entered into after the Amendment Closing Date in respect of which the Bank and/or any other member of the Bank Leumi Group is, from the date any such loan or advance is advanced, one of a number of lenders (not being a member of the Bank Leumi Group) providing such loan or advance to the Company under such syndicated loan agreement, shall not constitute “Other Credit”, provided that any such syndicated loan agreement does not represent, directly or indirectly, the refinancing of any Indebtedness of the Company to the Bank which had not originally been advanced pursuant to a syndicated loan agreement; and (ii) Indebtedness to the Bank and/or any other member of the Bank Leumi Group under a derivative transaction shall not constitute and form part of the “Other Credit”, unless a default (or its equivalent) has occurred thereunder, in which case all Indebtedness, credit and other accommodation given thereunder shall constitute part of the “Other Credit”.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.99.	“Ownership Limits Waiver Agreement”	means an agreement set out in a letter dated May 23, 2010 from the Company addressed to EOI relating to Ownership Limit Waivers, duly executed by the Company, MGN USA, Gazit 1995, MGN America, Silver Maple (2001) Inc., Ficus Inc. and EOI.

1.1.100.	“Permitted Encumbrance”	means:

(a)    where the term is used in “EOI Net Debt”, “Gazit America Net Debt” and “Gazit America Adjusted NAV”, cash, cash equivalents or treasury securities deposited in any bank or deposit account, those Encumbrances set out in paragraph (c) of clause 1.1.36 above created in favour of the financial institution in which the relevant asset (be it cash, cash equivalents, cash deposits or treasury securities) are deposited, to the extent such Encumbrances merely consist of the right of set-off, banker’s lien or similar such right contained in the terms of opening and maintaining such account with such financial institution or arising pursuant to Applicable Law, provided that neither the terms of such accounts nor the Encumbrances restrict or impair, in any way, the free withdrawal, sale, transfer or trading of such relevant asset (unless there has been a default under such terms, in which event any such Encumbrance shall cease to be a Permitted Encumbrance); or

(b)   where the term is used with respect to Collateral, those Encumbrances created in favour of the Securities Intermediary under the Securities Account Control Agreements over those Pledged Shares and other financial assets (and not over any other part of the Collateral) credited to the Securities Accounts, to the extent such Encumbrances only secure the payment of any fees or commissions due to the Securities Intermediary under the terms of the relevant Security Account Control Agreement.

1.1.101.	“Permitted Indebtedness”	means (1) Indebtedness of a US Guarantor: (a) to the Bank, BLUSA or the Collateral Agent under the Loan Documents and the US Loan Documents; (b) to a Subordinated Lender under Subordinated Shareholder Loans made to such US Guarantor; and (c) on account of legal, accounting or other professional costs not exceeding, in the aggregate, for both US Guarantors for any calendar year,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

USD 1,000,000; (2) Indebtedness of MGN America to pay commission to MSSB (as such term is defined in the MSSB Stock Purchase Plan) pursuant to Section A3 thereof or to any other agent, pursuant to a Stock Purchase Plan, for the purchase of EOI Common Shares; and (3) Indebtedness of Gazit Generation to pay commission to any agent, pursuant to the provisions of a Stock Purchase Plan, for the purchase of EOI Common Shares.

1.1.102.	“Person”	means an individual, corporation, estate, partnership, trust, joint venture, other legal entity, unincorporated association or Governmental Body.

1.1.103.	“Pledge Agreements”	means all the Pledge Agreements referred to in clause 7.1.2 below and any other pledge agreements to be entered into pursuant to the terms hereof (including, without limitation, any security interest to be created in favour of the Collateral Agent for the benefit of the Bank and BLUSA in accordance with the provisions of these Additional Conditions) or pursuant to the terms of such Pledge Agreements.

1.1.104.	“Pledged Rights Offer Shares”	means EOI Pledged Shares issued to a US Guarantor by EOI after the Amendment Closing Date which: (a) were purchased for cash by such US Guarantor pursuant to a bona fide rights offer; and (b) do not constitute additional collateral pursuant to, and in accordance with, clause 9.13 below.

1.1.105.	“Pledged Shares”	means the Gazit America Pledged Shares and the EOI Pledged Shares.

1.1.106.	“Promote”	means, in respect of any period, any revenue of EOI for such period attributable to “promotion”, “promote”, “incentives”, “enhanced profit share” or any bonus, enhanced revenue or profit share from: (a) any entity in which EOI holds, directly or indirectly, any of its Means of Control; (b) any entity in respect of which EOI or any of its affiliates provides any management services where the revenues from such entity are greater than EOI’s equity share in such entity; or (c) any entity in respect of which neither EOI nor any of its affiliates have any equity share, to the extent such revenues do not constitute payment for management and leasing services. For the avoidance of doubt, “one off” bonuses, revenues, profit shares or any other similar payments not paid on a regular basis shall not constitute “Promote”. The amount of any Promote taken into account in the calculation of EBITDA or Net Operating Income for any period shall be clearly detailed and broken down, to the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Bank’s reasonable satisfaction, in the Compliance Certificate for such period to the extent reflected in the applicable EOI’s Financial Statements (including, for the avoidance of doubt, any notes thereto).

1.1.107.	“Quarter”	means a calendar quarter (January 1—March 31; April 1—June 30; July 1—September 30; and October 1—December 31).

1.1.108.	“Registration Rights Agreement”	means that certain Registration Rights Agreement dated as of October 28, 2002, among EOI, Silver Maple (2001), Inc., AH Investments US, L.P., MGN USA and MGN America (as successor-in-interest to certain rights of MGN USA thereunder pursuant to an assignment from MGN USA to MGN America dated February 11, 2003).

1.1.109.	“Relevant Financial Statement”	means any financial statement of the Company, Gazit America or EOI (including, without limitation, any EOI’s Financial Statements, Supplemental Information Package, Adjusted EOI Financial Statements, Gazit America Financial Statements and Non-consolidated Expanded Financial Statements of the Company).

1.1.110.	“Relevant Quarter”	means any Quarter commencing from the last Quarter immediately preceding the Amendment Closing Date.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.111.	“Request for Disbursement”	means a notice in writing duly delivered and completed by the Company in such form reasonably acceptable to the Company and the Bank.

1.1.112.	“Secured Obligations”	means (a) the Company Secured Obligations; and/or (b) all obligations, liabilities and Indebtedness of Gazit Generation under or in connection with the US Loan Documents and/or Other Credit (as such term is defined, for this purpose, in the US Loan Agreement); and/or (c) all other obligations, liabilities and Indebtedness of each Obligor under the Security Documents to which any of them is a party, now or hereafter owing to the Bank and/or BLUSA contingent or otherwise, unlimited in amount, plus all related interest, exchange rate differentials, linkage differentials, commissions, charges and/or expenses of any kind whatsoever, including without limitation enforcement costs.

1.1.113.	“securities”	shall have the same meaning ascribed to such term in the Israeli Securities Law, 1968 and shall also include, in relation to any entity: (a) shares or shares of capital stock or voting securities or ownership interests in such entity; (b) securities of that entity convertible into or exchangeable for shares or shares of capital stock or voting securities or ownership interests in such entity; (c) options, warrants, rights or other agreements or commitments to acquire from that entity, or obligations of that entity to issue, any shares or shares of capital stock, voting securities or other ownership interests in (or securities convertible into or exchangeable for shares or shares of capital stock or voting securities or other ownership interests in) that entity; (d) obligations of that entity to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to the issuance of any shares or shares of capital stock, voting securities or other ownership interests in that entity; (e) membership interests in any limited liability company incorporated in any state of the United States of America; and (f) deposit receipts or certificates representing, directly or indirectly, any of the foregoing.

1.1.114.	“Securities Account Control Agreements”	means the Securities Account Control Agreements dated on or about the Amendment Closing Date, by and among the LTV Guarantors, the Collateral Agent and the Securities Intermediary.

1.1.115.	“Securities Accounts”	as defined in clause 7.3 below.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.116.	“Securities Intermediary”	as defined in clause 7.3 below.

1.1.117.	“Security Documents”	means the Guarantees, the Pledge Agreements, the Irrevocable Instructions, the Company Guarantee, the Guarantor Subordination Agreement, the Guarantor Shareholder Subordination Agreement, the Securities Account Control Agreements, the Ownership Limits Waivers Agreement, the Irrevocable Proxies (as defined in clause 7.3 below) and any other document from time to time entered into in favour of the Bank, BLUSA and/or the Collateral Agent for the purposes of securing any of the Secured Obligations.

1.1.118.	“Shareholders’ Equity of the Company”	means, for any period, the sum of the book value of the shareholders’ equity of the Company as at the last day of such period (without taking into account any minority interests) as at the last day of such period, as appearing in the Company’s annual audited or quarterly reviewed, as the case may be, consolidated financial statements of the Company to be delivered to the Bank pursuant to clauses 15.8.1 and 15.8.2 below.

1.1.119.	“Standard Form Documents”	means the General Terms, Requests for Disbursement and all standard forms, agreements and other documents and customary forms signed and/or to be signed by the Company in connection with, or relating to: (a) the Credit; or (b) the maintenance or operation of any bank or deposit account (including the Loan Account) opened or to be opened by the Company with the Bank in connection with the Credit. For the avoidance of doubt: (i) no Finance Document or any Loan Document referred to in paragraphs (a) and (c)—(f) (inclusive) of the definition of such latter term shall be a Standard Form Document; and (ii) the Bank’s standard General Terms of Operation of a Current Debit Account (or any similar or successor document used by the Bank from time to time) shall not be a Standard Form Document unless specifically agreed to in writing by the Company.

1.1.119A	“Stock Purchase Plan”	shall have the meaning ascribed to such term in clause 15.13.5 below.

1.1.120.	“Stop Loss Limit”	means, on any Trading Day, the lower of:

(a) an amount equal to the sum of:

(i) 35% (thirty-five percent) of the Market Value of the EOI Pledged Shares on such Trading Day;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) the sum of: (1) 35% (thirty percent) of A; and (2) 70% (seventy percent) of B, on such Trading Day, where:

A   =   the product of the number of EOI Pledged Shares constituting EOI Common Shares (disregarding, for this purpose, any Pledged Rights Offer Shares) multiplied by the NAV Per EOI Share on such Trading Day;

B = the lower of C and D;

C    =   the product of the number of Gazit America Pledged Shares (taking only into account, for this purpose, those Gazit America Pledged Shares that are common shares) multiplied by the Adjusted NAV Per Gazit America Share on such Trading Day; and

D = 15% (fifteen percent) of the sum of A and C on such Trading Day;

and

(iii) the Other Collateral Margin Value on such Trading Day;

and

(b) an amount equal to the sum of:

(i) 85% (eighty-five percent) of the Market Value of the EOI Pledged Shares on such Trading Day; and

(ii) the Other Collateral Margin Value on such Trading Day.

1.1.121.	“Subordinated”	means fully subordinated as to principal, interest, fees and other amounts and as to any security interest such that no payments to the subordinate creditor may be made or accepted except as provided for in any agreement evidencing such subordination to which the Bank is a party and no actions may be taken by the subordinate creditor to enforce its security until the Total Unpaid Outstandings have been fully repaid and cancelled.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.122.	“Subordinated Lender”	means: (a) with respect to any US Guarantor, the Company or any Non-Listed Subsidiary (directly or indirectly, wholly-owned by the Company), in its capacity as the provider of, or if applicable, the assignee of the benefit of, any Subordinated Shareholder Loans to a US Guarantor; and (b) with respect to any Guarantor Shareholder, the Company or any of its affiliates, in its capacity as the provider of, or if applicable, the assignee of the benefit of, any Subordinated Shareholder Loans to a Guarantor Shareholder.

1.1.123.	“Subordinated Shareholder Loan Agreement”	means a loan agreement made between a US Guarantor or a Guarantor Shareholder and a Subordinated Lender and/or a promissory note made by a US Guarantor or a Guarantor Shareholder in favour of a Subordinated Lender, in either case, pursuant to which unsecured subordinated shareholder loans have been made available by a Subordinated Lender to a US Guarantor or a Guarantor Shareholder, as applicable, and which otherwise conforms with the definition of “Subordinated Shareholder Loans” in these Additional Conditions.

1.1.124.	“Subordinated Shareholder Loans”	means Indebtedness, now existing or incurred after the Amendment Closing Date, of a US Guarantor or a Guarantor Shareholder to a Subordinated Lender in respect of unsecured subordinated shareholder loans made available to a US Guarantor or a Guarantor Shareholder pursuant to a Subordinated Shareholder Loan Agreement, subject to all of the following conditions: (a) the Indebtedness in respect of such subordinated shareholder loans is subordinated to the rights of the Bank, BLUSA and the Collateral Agent under the Loan Documents and the US Loan Documents in all respects, including with respect to payments of principal and interest and all other amounts payable to the Bank, BLUSA and the Collateral Agent under the Loan Documents and the US Loan Documents (the foregoing not derogating from the right, for so long as no Default has occurred and is continuing, of the US Guarantors or the Guarantor Shareholders, as applicable, to repay principal and interest thereon in accordance with the provisions of the Guarantor Subordination Agreement or the Guarantor Shareholder Subordination Agreement, as applicable) and shall not be secured by any collateral whatsoever, all in accordance with and subject to the provisions of the Guarantor Subordination Agreement or the Guarantor Shareholder Subordination Agreement, as

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

applicable; (b) no Person may provide or have any interest in any Subordinated Shareholder Loan other than a Subordinated Lender; (c) the Subordinated Lender is a party to the Guarantor Subordination Agreement (if and to the extent any Indebtedness under the Subordinated Shareholder Loan is incurred or owed by a US Guarantor), or the Guarantor Shareholder Subordination Agreement (if and to the extent any Indebtedness under the Subordinated Shareholder Loan is incurred or owed by a Guarantor Shareholder) and, if not a party thereto, shall, before entering into or acquiring any interest in any Subordinated Shareholder Loan Agreement, accede to, and become a party to, the Guarantor Subordination Agreement or Guarantor Shareholder Subordination Agreement (as applicable) in accordance with the provisions thereof; (d) the Subordinated Lender shall be party to a Guarantee or, if such Subordinated Lender is not party to a Guarantee, shall before entering into or acquiring any interest in any Subordinated Shareholder Loan Agreement, enter into and deliver to the Collateral Agent a guarantee, in the same form, mutatis mutandis, as the Guarantee entered into by Gazit Maple and delivered to the Collateral Agent or the Bank as a condition precedent under the Amending Agreement (except that such guarantee of such Subordinated Lender shall secure the Secured Obligations instead of all present and future Company Secured Solo Obligations and the Company’s obligations under the Company Guarantee); (e) the terms of each such subordinated shareholder loan shall include provisions prohibiting the creation of any Encumbrance over any rights in and to any such loan (without derogating from clause 15.14 below) other than Encumbrances in favour of the Collateral Agent for the benefit of the Bank and BLUSA in accordance with the terms of the Security Documents to secure the repayment of the Secured Obligations or shall bear a conspicuous legend, in a form satisfactory to the Collateral Agent, that states, amongst other things, that the Indebtedness evidenced thereby is subordinated and subject in right of payment to the prior payment in full of the Secured Obligations and to the rights of the Collateral Agent, the Bank and BLUSA under the Loan Documents and the US Loan Documents (any such legend, the “Legended Restrictions”); (f) the terms and conditions of any such subordinated shareholder loan agreement shall provide, inter alia, that if a Default has occurred and is continuing, no amount, whether in respect of principal, interest or any other amount, shall be payable by any US Guarantor or Guarantor Shareholder on account of such Indebtedness or shall bear conspicuous

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Legended Restrictions; (g) such subordinated shareholder loan shall be given only pursuant to a subordinated shareholder loan agreement that has first been approved by the Bank, BLUSA and the Collateral Agent (such approval not to be unreasonably withheld or delayed) or shall bear conspicuous Legended Restrictions; (h) the terms and conditions of any such subordinated shareholder loan agreement shall provide, inter alia, that in the event of any default (howsoever described), no Subordinated Lender or any other Person shall be entitled to take any action against the relevant US Guarantor or Guarantor Shareholder, as applicable, prior to the unconditional and irrevocable payment and discharge in full of the Secured Obligations or shall bear conspicuous Legended Restrictions; (i) all rights of each Subordinated Lender in respect of any subordinated shareholder loan made to a US Guarantor shall be first duly pledged by a first priority perfected security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA in accordance with the terms of the Security Documents to secure the repayment of the Secured Obligations; and (j) to the extent required pursuant to clause 15.19 below, all rights of each Subordinated Lender in respect of any subordinated shareholder loan to a Guarantor Shareholder shall be first duly pledged by a first priority perfected security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA in accordance with the terms of the Security Documents to secure the repayment of the Secured Obligations.

1.1.125.	“Subsidiary”	has the same meaning as that which is assigned to a “subsidiary” under the Israeli Securities Law, 1968.

1.1.126.	“Supplemental Information Package”	means the unaudited quarterly supplemental information package of EOI and the unaudited annual supplemental information package of EOI, if and as filed with the US Securities and Exchange Commission, containing a summary of EOI’s financial results and ratios for the period covered by such supplemental information package.

1.1.127.	“Term of Advance”	means in respect of each Advance the period of the Advance as shall be specified in each Request for Disbursement or otherwise agreed with the Bank and “Term of an Advance” shall be interpreted accordingly. If only an Interest Period (and not a longer period) is specified in a Request for Disbursement that Interest Period shall be the Term of the Advance. In the event the Interest Period selected for an Advance is 1 (one) week, then that Interest Period shall be the Term of that Advance.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.1.128.	“Total Unpaid Outstandings”	means, at any time, the sum in USD of the aggregate amount of: (a) the Unpaid Balance of the Credit at such time; and (b) the Unpaid Balance of the Credit (as such term is defined in the US Loan Agreement). For the purposes of the foregoing, if any of the foregoing is denominated in a currency other than USD, there shall be calculated the equivalent thereof in USD at such time.

1.1.129.	“Trading Day”	means a trading day on the New York Stock Exchange.

1.1.130.	“Unpaid Balance of the Credit”	means, at any time, the aggregate amount due to the Bank in respect of the Credit by way of principal, interest, linkage differentials, fees, bank charges, reasonable legal fees and/or expenses of any kind whatsoever which have accrued to such date, whether or not they have been debited to the Company’s account. In the event the Bank shall, at any time, issue any standby or documentary letter of credit or bank guarantee under the Credit, then: (a) the maximum aggregate amount that a beneficiary of any such standby or documentary letter of credit or bank guarantee may, at any time, draw thereunder (as such aggregate amount may be reduced from time to time pursuant to the terms thereof); and (b) the amount the Bank has paid the beneficiary thereof (the sum of paragraphs (a) and (b) of this definition not being an amount greater than the face value thereof) and any other amount payable by the Company pursuant to Section 10 of the General Terms in respect of any such standby or documentary letter of credit or bank guarantee, shall, for the avoidance of doubt, be deemed to form part of the Unpaid Balance of the Credit. For the purposes of the foregoing, if any of the foregoing is denominated in a currency other than USD, there shall be calculated the equivalent thereof in USD at such time.

1.1.131.	“Unpaid Balance of the Other Credit”	means, at any time, the aggregate amount due to the Bank in respect of the Other Credit by way of principal, interest, linkage differentials, fees, bank charges, reasonable legal fees and/or expenses of any kind whatsoever which have accrued to such date, whether or not they have been debited to any account of the Company. Notwithstanding the foregoing, no amount due to the Bank in respect of a derivative transaction referred to in paragraph (f) of the definition of “Financial Indebtedness”, entered into by the Company with the Bank, shall be considered as forming part of the Unpaid Balance of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the Other Credit, unless a default (or its equivalent) has occurred thereunder, in which case such Financial Indebtedness shall form part of the Unpaid Balance of the Other Credit. For the purposes of the foregoing, if any of the foregoing is denominated in a currency other than USD, there shall be calculated the equivalent thereof in USD at such time.

1.1.132.	“USD”	means United States Dollars.

1.1.133.	“US Guarantors”	means MGN America and Gazit Generation and “US Guarantor” shall mean either of them.

1.1.134.	“US Loan Agreement”	means a certain Amended and Restated Loan Agreement dated as of the date hereof, by and among (1) Gazit Generation; (2) the Company; and (3) BLUSA (as lender and as collateral agent).

1.1.135.	“US Loan Documents”	shall have the same meaning ascribed to the term “Loan Documents” in the US Loan Agreement.

1.1.136.	“Voting Agreements”	means the following agreements: (a) Stockholders Agreement dated January 9, 2011, by and among MGN USA, Gazit 1995, MGN America, Alony Hetz Properties and Investments, Ltd., A.H. Investments US L.P., A.H. Holdings US Inc. and the Company; (b) Liberty Equityholders’ Agreement; and (c) Stockholders Agreement dated as of May 23, 2010, by and among the Company, the Guarantor Shareholders, Gazit America, MGN America, Silver Maple Inc. and Ficus Inc.
1.2.	Without derogating from the following paragraphs, all accounting expressions which are not otherwise defined herein shall be construed in accordance with GAAP.

1.3.	The terms, “EBITDA”, “EBITDA Adjustment Amount”, “EOI Total Debt”, “Financial Indebtedness”, “total revenues of EOI”, “EOI Net Debt”, “Net Operating Income” and all items used in calculation of such terms shall be determined, for any period, from (and, in respect of items described in paragraph (g) of the definition of “Financial Indebtedness” and relating to EOI, only to the extent disclosed in or set out in) the quarterly unaudited EOI’s Financial Statements or, where such period ends on a Financial Year end, from the audited EOI’s Financial Statements for such period and, in each case, delivered to the Bank pursuant to these Additional Conditions.

1.4.	The terms “EOI Real Estate Assets”, “EOI Total Shareholders’ Equity” and all other items used in calculation of such terms shall be determined, for any period or date, from the Adjusted EOI Financial Statements for such period, or period ending on such date, and delivered to the Bank pursuant to these Additional Conditions or, without derogating from clauses 9.1 and 15.8 below, to the extent not included in any such Adjusted EOI Financial Statements, determined for any quarterly period or period ending on such date, from the unaudited EOI’s Financial Statements for such period or period ending on such date, or, where such period or period ending on such date ends on a Financial Year end, from the audited EOI’s Financial Statements for such period or period ending on such date and, in each case, delivered to the Bank pursuant to these Additional Conditions.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
1.5.	The terms “Gazit America Real Estate Assets”, “Excluded Gazit America Financial Indebtedness”, “Excluded Gazit America Real Estate Assets”, “Gazit America Adjusted NAV” and “Gazit America Net Debt” and all other items used in the calculation of such terms shall be determined, for any period, quarter, Financial Year or date, from (and, in respect of items described in paragraph (g) of the definition of “Financial Indebtedness” and relating to Gazit America, only to the extent disclosed in or set out in) the Gazit America Financial Statements for such period, quarter, Financial Year or date ending on such date and delivered to the Bank pursuant to these Additional Conditions.
1.6.	The reconciliation of any of EOI’s Financial Statements to IFRS as required under these Additional Conditions shall, unless the Company and the Bank agree otherwise, be presented in the format as set forth in Schedule A1 to these Additional Conditions. The computation of the financial ratios set out in clause 9.12, clause 9.13, clauses 9.18 to 9.21 (inclusive) and clause 9.23 below and, to the extent applicable, of other amounts and ratios shall, unless the Company and the Bank agree otherwise, be presented in the format as set forth in Schedule A2 to these Additional Conditions.
1.7.	If any of the above terms or items and/or any other defined accounting terms (or items taken into account in the determination thereof) used in these Additional Conditions cannot be determined as aforesaid or in the manner as set out in the definition of such terms, then, to the extent such terms or items cannot be determined as aforesaid, without derogating from clause 9.1 below, the relevant term or item shall be determined from a certificate signed by the Chief Financial Officer or Chief Executive Officer of the Company and delivered to the Bank together with EOI’s Financial Statements or Adjusted EOI Financial Statements or the Gazit America Financial Statements, as applicable, to be delivered to the Bank pursuant to clause 15.8 below.
1.8.	In these Additional Conditions: (a) unless otherwise provided in these Additional Conditions, any reference to any document or agreement is a reference to such document or agreement as may be amended, varied, supplemented or restated from time to time; (b) unless the context otherwise requires, references to any Israeli legal term to any action, remedy, method or judicial or other proceeding, legal document, legal status, court, official or any other legal concept or thing shall, in respect of any jurisdiction other than Israel, be deemed to include that which in that jurisdiction most nearly approximates to the Israeli legal term in question; (c) except where expressly provided to the contrary, references to any law (including, without limitation, any statute or regulation) or statutory provision shall be construed as references to such laws or statutory provisions as respectively amended, consolidated, extended or re-enacted from time to time and shall include any orders, regulations or other subordinate legislation made from time to time under the statute concerned; (d) a Default (other than an Event of Default) is “continuing” if it has not been remedied by, or on behalf of, the Company or waived in writing by the Bank and an Event of Default is “continuing” if it has not been: (i) remedied (if capable of being remedied) by, or on behalf of, the Company, to the Bank’s satisfaction in its sole discretion, prior to the making of any declaration by the Bank pursuant to paragraphs (a), (b) or (c) following clause 9.25 below; or (ii) waived in writing by the Bank; and (e) any reference to a first priority perfected security interest (or any similar phrase) in respect of Gazit America Pledged Shares or any other financial assets credited, in each case, to the Securities Account opened by Gazit Maple shall be deemed to be followed by the following: “subject to any statutory deemed trusts and liens arising by operation of applicable Canadian federal or provincial law in respect of obligations not overdue”.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
2.	Credit
2.1.	Provided there has occurred no Default which is continuing, the Credit may be drawn by the Company in New Israeli Shekels, USD, Canadian Dollars and/or Euros and/or in other foreign currency (the available currency shall at all times remain at the sole discretion of the Bank), from time to time, subject to fulfilment of the conditions precedent and other terms of these Additional Conditions, by way of various credit facilities, upon the Company’s application. Notwithstanding the foregoing, the Company may, subject to there being no other Default and subject to the other terms and conditions set forth in these Additional Conditions, draw down on the Credit if and to the extent permitted under clauses 9.14 and 9.18 below.
2.2.	Unless otherwise agreed to in writing by the parties the Credit shall be advanced to the Loan Account.
2.3.	All drawings of the Credit must be made by the Company prior to the Maturity Date.
2.4.	The aggregate principal amount of all outstanding Advances (or the USD equivalent thereof) shall not exceed an amount equal to USD 150,000,000, less any amount of the Credit cancelled or reduced pursuant to these Additional Conditions from time to time, plus any amount by which the Credit may be increased pursuant to clause 2.7 below.
2.5.	Unless otherwise stipulated herein, the terms of any particular type of the credit shall, in addition, be those customary at the Bank at the time of the granting that type of credit and shall be agreed between the Bank and the Company prior to the advancing of that type of the Credit or any part thereof.
2.6.	The Company may at any time, or from time to time, if it gives the Bank not less than thirty (30) days’ prior written notice, cancel the whole or any part of the Credit; provided that: (a) such notice specifies the date (the “Cancellation Date”) upon which such cancellation is to be made and the amount of such cancellation or, if applicable, that the entire Credit is being cancelled; and (b) the amount of the Credit may only be cancelled (if cancelled in part) in an amount that is an integral multiple of USD 1,000,000 and not less than USD 10,000,000. Any notice of cancellation delivered by the Company pursuant to this clause 2.6 shall be irrevocable, provided that a notice of the cancellation of the whole of the Credit delivered by the Company may state that such notice is conditional upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company by notice in writing to the Bank received by the Bank not less than five (5) Business Days prior to the relevant Cancellation Date. The Company shall not be entitled to borrow any amount of the Credit which has been cancelled. For the avoidance of doubt, in the event of a cancellation of part of the Credit under this clause 2.6 and the aggregate principal of all outstanding Advances on the Cancellation Date (including due to changes in exchange rates) exceeds the maximum amount of the Credit (after taking into account such cancellation), then the Company shall, on such Cancellation Date: (a) prepay such excess together with all accrued but unpaid interest thereon; (b) pay any applicable Breakage Costs to the Bank; and (c) otherwise comply with the provisions of clause 5.2 below. The provisions of clause 5.1 below shall also apply in the event the Company cancels the whole of the Credit in accordance with this clause 2.6 and, in addition, the Company shall pay any applicable Breakage Costs on the Cancellation Date.
2.7.	In the event that the Commitment (as such term is defined in the US Loan Agreement) of BLUSA is terminated in whole or in part, in each case pursuant to clause 6 of the US Loan Agreement as a result of: (a) the Bank’s holding a participation interest in such Commitment of BLUSA; or (b) any of the events set forth in clause 6 of the US Loan Agreement applying to BLUSA, then the amount of the Credit shall (in the event of termination of the Commitment of BLUSA in its entirety pursuant to clause 6 as aforesaid) automatically and without any action on the part of the Bank or the Company

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or any other Person be increased by the amount of the Commitment of BLUSA immediately prior to such event, or (in the event of a partial reduction of the Commitment pursuant to clause 6 as aforesaid) by the amount by which the Commitment of BLUSA has been reduced, as the case may be, provided that any such increase in the amount of the Credit shall be subject to the satisfaction of all the following conditions precedent:
2.7.1.	the Credit shall not have been previously cancelled or terminated under these Additional Conditions;
2.7.2.	there shall be no impediment, restriction, prohibition or limitation imposed on the Bank by any Applicable Law or Governmental Body, including, without limitation, impediment, restriction, prohibition or limitation in the policy of the Bank of Israel in respect of any such increase in the Credit, the repayment thereof or as to any of the security interests created or to be created under the Security Documents or as to any of the rights of any Collateral thereunder or as to the application of the realisation of any such rights, in each case, in connection with such increase in the Credit;
2.7.3.	the increase of the Credit or its utilisation shall not result in the Bank exceeding the limits under the Bank of Israel guidelines and directives and/or under any other laws applicable to financial institutions with respect to single borrowers (Loveh Boded), groups of borrowers (Kvutzat Lovim), connected Persons (Anashim Kshurim) or to the six (6) largest borrowers or groups of borrowers or any other limit or limitation imposed or proposed to be imposed thereunder; and

2.7.4.	no Default has occurred and is continuing.
For the avoidance of doubt: (i) the Company shall not be required to pay any up-front fee in respect of such increase of the Credit under clause 11.1 below but shall be required to pay any other fees in connection with that part of the Credit, increased, as aforesaid, pursuant to the remaining provisions of clause 11; and (ii) the amount of the Credit shall not be increased by the amount of any part of the Commitment that has been reduced or terminated pursuant to clause 6 of the US Loan Agreement, to the extent such Commitment had been assigned or transferred, or any participations in respect thereof had been granted or sold, to any Person, pursuant to the US Loan Agreement, that is not a member of the Bank Leumi Group.
3.	Interest

3.1.	Interest shall accrue on each Advance during each Interest Period at a rate per annum equal to the sum of the Margin and the Initial Interest.

3.2.	The interest on each Advance shall be paid by the Company on the last Business Day of each Interest Period applicable thereto.

3.3.	If the Company fails to pay any amount payable by it under a Loan Document on its due date or if no date has been fixed for payment of such amount, on the date of the Bank’s first demand in respect of payment of such amount (the date any such amount was not paid on its due date or on the date first demanded, as applicable, hereinafter the “Due Date”), interest shall accrue on such overdue amount from its Due Date up to the date of actual payment at the following default rate (the “Default Rate”). For the purposes of this clause 3.3:
3.3.1.	to the extent any such overdue amount consists of all or part of an Advance, the Default Rate on such overdue amount is the percentage rate per annum equal to:

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3.3.1.1.	the sum of [***]% ([***] percent) per annum, the Initial Interest for such Advance and the Margin for such Advance during the period commencing on the Due Date of such Advance and ending on the earlier of the date of payment by the Company of such amount and the date which is three (3) months following the Due Date; and

3.3.1.2.	to the extent any such Advance remains unpaid for a period of more than three (3) months after its Due Date, the percentage rate per annum equal to the sum of [***]% ([***] percent) per annum, the Initial Interest for such Advance and the Margin for such Advance during any period following the expiry of three (3) months from the Due Date of such Advance until the date of actual payment;
and
3.3.2.	to the extent any such overdue amount is not an Advance, the Default Rate on such overdue amount is the Default Rate which would have been payable if such overdue amount had, during the period of non-payment, constituted an Advance in the currency of the overdue amount for successive Interest Periods each of a duration of one (1) day.
Any Interest accruing under this clause 3.3 shall be immediately payable by the Company on demand by the Bank.
In the event of the occurrence of an Event of Default (other than the Company’s failure to pay an amount payable by it under a Loan Document, in which event the preceding provisions of this clause 3.3 shall apply), interest shall accrue on each Advance, from the date of such Event of Default, at the Default Rate as determined in accordance with clause 3.3.1.1 above, save that all references to the “Due Date” shall be deemed to be references to the date of the occurrence of any such Event of Default.
Interest at the Default Rate shall be compounded (added to the principal of the overdue amount) at the end of the Interest Period applicable to that overdue amount (save where such Interest Period is less than one (1) month, compounded each month after its Due Date or deemed Due Date), but will remain immediately due and payable. Notwithstanding the foregoing, if and to the extent Applicable Law prohibits the compounding of interest as aforesaid, interest at the Default Rate shall be compounded at the end of such minimum period as is permitted under Applicable Law or, if longer, monthly period.
Without derogating from the generality of the foregoing, the provisions of this clause 3.3 shall supersede and govern any provisions contained in any Loan Document requiring the Company to pay interest at any “default rate”, “maximum interest”, “interest at the maximum rate” or any other similar rate.
For the avoidance of doubt, it is hereby expressly stated that the Bank’s right to interest at the Default Rate pursuant to this clause 3.3 and the actual collection thereof shall not in any way derogate from any other remedies or relief (excluding, for the avoidance of doubt, the imposition of a higher interest rate) available to the Bank under law or under any of the Loan Documents, including the Bank’s right to take (or to continue to take) all or any steps as it deems fit in order to collect all sums owed by the Company to the Bank, including, without limitation, to enforce or bring (or cause the Collateral Agent to enforce or bring) any proceedings under the Security Documents and/or to sell or to procure the sale of, all or any of the Collateral or Other Collateral.

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3.4.	Nothing contained in this clause 3 shall derogate from the Company’s obligations under clause 4 below.
4.	Substitute Interest Rates
If and whenever, at any time prior to the commencement of any Interest Period of an Advance denominated in a foreign currency, or as applicable, during the Term of an Advance denominated in foreign currency, the Bank is unable to obtain deposits on the European or London inter-bank market at the rate of LIBOR or, by reason of changes affecting the market for the relevant foreign currency of any Advance, the Bank shall, in good faith, have determined that, due to circumstances beyond the Bank’s control, adequate means do not exist for ascertaining LIBOR, during such Term of Advance or Interest Period, as applicable, the Bank shall be entitled to give notice (a “Determination Notice”) of such event to the Company (a Determination Notice to contain particulars of the relevant circumstances giving rise to its issue) and, notwithstanding the provisions of clause 1.1.73 above, the Bank may offer the Company an alternative basis (the “Substitute Basis”) for the determination of the relevant interest rate for such Term of Advance or Interest Period, as applicable, and such Substitute Basis shall be binding upon the Company and take effect in accordance with its terms from the commencement, or, as applicable, for the remainder, of the relevant Term of Advance or Interest Period, as applicable.
5.	Repayment of the Principal and Voluntary Prepayment
5.1.	The aggregate principal amount of the Credit advanced (together with any amounts due to the Bank from the Company in respect of the Credit, by way of interest, linkage differentials, commissions, bank charges and/or expenses of any kind whatsoever) shall be repaid in full in one sum on the earliest of: (a) the last Business Day of the Term of the Advance; (b) the Maturity Date; and (c) in the event a notice of cancellation of the whole of the Credit is given pursuant to clause 2.6 above (which notice has not, if applicable, been revoked in accordance with the provisions thereof), the Cancellation Date (as such term is defined in clause 2.6).
5.2.	The Company shall have the right at any time and from time to time to prepay all or any portion of the Credit advanced subject to the following conditions:
5.2.1.	the prepayment shall be at any time;
5.2.2.	the Company shall have delivered at least one (1) Business Day’s prior written notice to the Bank specifying the principal amount of the Credit to be prepaid, which notice shall be irrevocable;
5.2.3.	the Company shall pay to the Bank all accrued but unpaid interest on such amount up to the date of such prepayment; and
5.2.4.	the Company shall pay Breakage Costs to the Bank.
5.3.	In the event that, at any time, the aggregate principal of all outstanding Advances shall (including due to changes in exchange rates) exceed the maximum amount of the Credit, then, without derogating from clause 5.2 above, the Company shall immediately repay such excess.
6.	Illegality and Mandatory Prepayment
6.1.	If any change in, or the introduction of, any Applicable Law, or any change in the interpretation, administration or application of any Applicable Law by a final decision of any competent court or other Governmental Body, or compliance by the Bank with any

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such change or introduction of laws or any change in the interpretation, administration or application of laws by reason of the interpretation, administration or application adopted or declared by any Governmental Body in respect of any Applicable Law (including, without limitation, the implementation in any jurisdiction of the proposals made by the Basle Committee on Bank Regulations and Supervisory Practices for the International Convergence of Capital Measurements and Capital Standards) shall make it unlawful, impossible or a breach of laws, for the Bank to make available, fund or maintain the Credit or any part thereof, under any Finance Document, or to give effect to its obligations and exercise its rights as contemplated by any Finance Document, the Bank may, by notice to the Company, declare that to the extent necessary to avoid any such illegality or breach of laws as aforesaid, the Bank’s obligations to the Company under the Loan Documents shall be terminated forthwith or, if later, on the latest date until which the obligations may remain in effect without causing it to be in breach of laws as aforesaid, whereupon the Company and the Bank shall negotiate bona fide the amendments required in order to refrain from violating the relevant law; provided that, in the event that such negotiations are, for any reason, unsuccessful prior to the date immediately prior to the illegality or breach of Applicable Laws as aforesaid, taking effect, the Company shall on such date prepay to the Bank the Unpaid Balance of the Credit together with any applicable Breakage Costs, and all other amounts payable by the Company to the Bank under the Loan Documents and the Credit shall be cancelled.
6.2.	Notwithstanding the aforementioned, in the event that the Company is able to take steps (not affecting or derogating from the provisions of the Loan Documents) so as to avoid any such illegality or breach of laws as aforesaid prior to the date immediately prior to the illegality or breach of laws as aforesaid taking effect, then, without derogating from the rights of the Bank under the Loan Documents, the Bank shall cooperate with the Company to allow such arrangement, all provided that nothing in this sentence shall obligate the parties hereto to waive or amend any of its rights under the Loan Documents (or, for the avoidance of doubt, under any other agreement to which the Bank or BLUSA is a party) other than, in the event the Company has, to the Bank’s satisfaction, avoided any such illegality or breach of laws prior to the date immediately prior to the illegality or breach of laws as aforesaid taking place, the Bank’s right to demand immediate repayment of the Unpaid Balance of the Credit and to cancel the Credit pursuant to clause 6.1 above.
7.	Security and Undertakings
7.1.	Without prejudice to clause 8 below, the repayment of the Company Secured Obligations shall be secured, inter alia, by the following security:
7.1.1.	New guarantees (including, without limitation, the guarantees executed by the Guarantors in connection with, or as a condition precedent under, the Amending Agreement, any guarantee to be executed by a Guarantor after the Amending Agreement pursuant to the provisions of any Finance Document (including pursuant to clauses 1.1.124(d) and 15.18.1(d) hereof) and all acknowledgements and/or re-affirmations in respect of any of the foregoing and in respect of any other guarantees, whenever signed) signed and/or to be signed by the Guarantors in form reasonably acceptable to the Collateral Agent (the “Guarantees”) securing all present and future Secured Obligations (or, in respect of the Guarantee by Gazit Maple, securing all present and future Company Secured Solo Obligations and the Company’s obligations under the Company Guarantee) unlimited in amount.
7.1.2.	New pledge and security agreements (including, without limitation, the pledge and security agreements executed by: (a) each Obligor, in connection with, or as

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a condition precedent under, the Amending Agreement and all acknowledgements and/or re-affirmations in respect thereof and in respect of any other pledges, whenever signed and/or to be signed by the Obligors in favour of the Collateral Agent; and (b) each: (i) pledge and security agreement executed or to be executed by the US Guarantors creating a first priority perfected security interest in all the US Guarantors’ respective personal property, whether now existing or hereafter acquired, including, without limitation, the EOI Pledged Shares and other financial assets credited to the Securities Accounts, the Securities Accounts, the other collateral described therein and the proceeds of any of the foregoing; (ii) pledge and security agreement executed or to be executed by the Guarantor Shareholders, creating a first priority perfected security interest over the entire issued share capital of, and equity interests in, the US Guarantors, the Subordinated Shareholder Loans, the other collateral described therein and the proceeds of any of the foregoing; (iii) pledge agreement executed or to be executed by the Company, creating a first priority perfected security interest over the Subordinated Shareholder Loans and the proceeds thereof; (iv) pledge and security agreements executed or to be executed by each Subordinated Lender providing or having any interest in any Subordinated Shareholder Loans to the US Guarantors, creating a first priority perfected security interest over such Subordinated Shareholder Loans, the other collateral described therein and the proceeds thereof); (v) pledge agreements executed or to be executed by any Subordinated Lender providing or having any interest in any Subordinated Shareholder Loans to the Guarantor Shareholders, to the extent required under clause 15.19 below, creating a first priority perfected security interest over such Subordinated Shareholder Loans, the other collateral described therein and the proceeds thereof; (vi) pledge agreements executed or to be executed by Gazit Maple or any other Person pursuant to clause 15.18 below, creating a first priority perfected security interest in the Gazit America Pledged Shares and other financial assets credited to Gazit Maple’s or to such other Person’s Securities Accounts, in form reasonably acceptable to the Collateral Agent; and (vii) pledge agreement executed or to be executed by the Company, creating a first priority perfected security interest over the Loan Account (any and all such pledge and/or security agreements referred to above in this clause 7.1.2, the “Pledge Agreements”)).
7.1.3.	New irrevocable instructions (including, without limitation, irrevocable instructions to be executed by the US Guarantors and acknowledged by EOI, in connection with, or as a condition precedent under, the Amending Agreement and all acknowledgements and/or re-affirmations in respect thereof) in form and substance reasonably satisfactory to the Bank and the Collateral Agent (the “Irrevocable Instructions”) pursuant to which, inter alia, the US Guarantors instruct EOI to pay any such dividends and/or cash with respect to the Certificated EOI Pledged Shares into their respective Securities Accounts.
7.1.4.	All other Security Documents to be entered into from time to time for the purposes of securing any of the Secured Obligations (including, without limitation, any Security Document to be entered into pursuant to clauses 9.9, 9.13, 9.18, 15.13, 15.18, 15.19 and 15.20 below).
7.1.5.	Any pledge and security agreements signed and/or to be signed by the Company and subject to Israeli and/or such other law(s) as the Bank shall in its sole discretion require creating a first priority perfected security interest in the Collateral and Other Collateral.
7.1.6.	The Pledge Agreements and the Encumbrances purported to be created thereby shall be duly registered and filed in accordance with the laws of the jurisdiction of

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incorporation of the Obligor party thereto, the laws of the jurisdiction of the location of the Collateral and, if required by the Bank, the laws of Israel and/or otherwise as may reasonably be required in the opinion of the Bank including, without limitation, all foreign filings, recordings, registrations and other actions, including, without limitation: (a) in the case of MGN America, the filing of a duly authorised financing statement on form UCC-1 in the Office of the Delaware Secretary of State; (b) in the case of Gazit Generation, the filing of a duly authorised financing statement on form UCC-1 in the Office of the Delaware Secretary of State; (c) in the case of each Guarantor Shareholder, the filing of a duly authorised financing statement on form UCC-1 in the Office of the Nevada Secretary of State; (d) in the case of the Company: (i) in respect of the Pledge Agreement, referred to in clause 1.2.24(c) of the Amending Agreement, the filing of a duly authorized financing statement on form UCC-1 in the Office of the Recorder of Deeds in the District of Columbia and the filing of such Pledge Agreement, together with a notarised translation thereof into the Hebrew language and notice, in the prescribed form, regarding the creation of the Encumbrances thereunder, with the Israeli Registrar of Companies; and (ii) in respect of the pledge of the Loan Account, the filing of a certified copy of such pledge together with a notice, in the prescribed form, regarding the creation of the Encumbrances thereunder, with the Israeli Registrar of Companies; and (e) in the case of Gazit Maple: (i) the filing of a duly authorized financing statement on form UCC-1 in the Office of the Recorder of Deeds in the District of Columbia; and (ii) the filing of a duly authorised financing statement, in an electronic format approved by the Minister of Government Services for the Province of Ontario in the Personal Property Security Registration System for the Province of Ontario in accordance with the provisions of the Personal Property Security Act (Ontario), necessary or, in the reasonable opinion of the Bank, desirable to perfect the liens and security interests created by the Security Documents, shall have been effected in form and substance reasonably satisfactory to it the Bank.
7.2.	The Collateral shall be free of any Encumbrances whatsoever except for the security interest in favour of the Collateral Agent and Permitted Encumbrances.
7.3.	The Company undertakes that, and shall procure that, at all times: (a) all Pledged Shares are deposited in, and credited as financial assets to, securities accounts established and maintained by the LTV Guarantors in New York, New York, USA, with Leumi Investment Services Inc. and cleared and carried by Pershing LLC (individually and collectively, the “Securities Intermediary”), including all subaccounts and additional accounts in connection therewith, which are now existing or hereafter arising, and all replacement accounts for any of the foregoing (collectively, the “Securities Accounts”); and (b) original stock certificates representing the Certificated EOI Pledged Shares, together with: (i) undated stock powers, covering only the Certificated EOI Pledged Shares, duly executed by the relevant pledgor thereof; and (ii) undated irrevocable voting proxies covering all such Certificated EOI Pledged Shares duly executed by the relevant pledgor thereof in favour of the Collateral Agent in form acceptable to the Collateral Agent (the “Irrevocable Proxies”), are deposited with the Securities Intermediary for credit to the respective Securities Accounts of Gazit Generation and MGN America, as the case may be, pursuant to the Securities Account Control Agreements of Gazit Generation and MGN America and the Pledge Agreements over such Securities Accounts and/or deposited with the Collateral Agent as the Collateral Agent may, from time to time, instruct for such purpose.
7.4.	The Company undertakes that, and shall procure that, at all times, the proceeds of the Pledged Shares, including, without limitation, all cash dividends and/or other cash paid on, or by reason of ownership of the Pledged Shares shall be deposited in, and credited as financial assets to, the Securities Accounts maintained, from time to time,

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by the LTV Guarantors with the Securities Intermediary or such other securities intermediary (or to any deposit account established with BLUSA as the Collateral Agent may notify the LTV Guarantors) which accounts shall at all times be duly pledged and charged by way of first-ranking fixed pledge and charge or first priority perfected security interest in favour of the Collateral Agent and otherwise in a manner and on terms acceptable to the Collateral Agent, as security for the Secured Obligations.
7.5.	Except to the extent expressly permitted pursuant to clauses 7.6 and 7.7 below, the Collateral may not be released without the written consent of the Collateral Agent until all of the following have been undertaken: (a) the Secured Obligations have been unconditionally and irrevocably paid and discharged in full; and (b) neither the Bank, under any Loan Document, nor BLUSA, under any US Loan Document, is under any commitment, liability or obligation (whether actual or contingent) to make any advances or provide any other financial accommodation or banking services.
7.6.	The Bank shall, if requested to do so by the Company and the relevant US Guarantor in writing, cause the Collateral Agent to deliver, within six (6) Business Days after the Bank and BLUSA have received such request, instructions to the Securities Intermediary to release such of the EOI Pledged Shares and/or Other Collateral pledged in favour of the Collateral Agent by such relevant US Guarantor, as requested by the Company and the relevant US Guarantor, provided that all of the following conditions shall be satisfied:
7.6.1.	such request should, in addition, be delivered to BLUSA;
7.6.2.	the request shall specify the Trading Day (not being less than five (5) Business Days after the date such request is received by the Bank (or, if later, by BLUSA)) that is a Business Day on which such EOI Pledged Shares or Other Collateral is requested to be released (the foregoing without derogating from paragraph (c) immediately following clause 7.6.7 of this clause 7.6 below);
7.6.3.	the Total Unpaid Outstandings on the Trading Day that such request is received by the Bank (or if the date on which such request is received is not a Trading Day, the next Trading Day), the Trading Day on which such EOI Pledged Shares are to be released pursuant to the Securities Account Control Agreements (the foregoing, “Relevant Trading Days”) is not greater than the Adjusted Margin Amount on each of such Trading Days (assuming, for this purpose, that none of the EOI Pledged Shares are to be released). “Adjusted Margin Amount” shall, in this clause 7.6.3, have the same meaning as “Margined Amount” except that: (a) the references to 30% (thirty percent) in paragraphs (a) and (b) of such definition shall be 25% (twenty-five percent); and (b) the reference to 60% (sixty percent) in paragraph (b) of such definition shall be 50% (fifty percent);
7.6.4.	the release of such EOI Pledged Shares or Other Collateral will not result in the Total Unpaid Outstandings on the Trading Day such release is requested to be made being greater than the Adjusted Margin Amount on such Trading Day (assuming, for this purpose, the release of the EOI Pledged Shares requested to be released as aforesaid). “Adjusted Margin Amount” shall, in this clause 7.6.4, have the same meaning as “Margined Amount” except that: (a) the references to 30% (thirty percent) in paragraphs (a) and (b) of such definition shall be 27.5% (twenty-seven point five percent); and (b) the reference to 60% (sixty percent) in paragraph (b) of such definition shall be 55% (fifty-five percent);
7.6.5.	all conditions contained in the US Loan Agreement in connection with any such release shall have been satisfied;

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7.6.6.	no Default has occurred and is continuing on any Relevant Trading Day unless such Default has been waived in writing by the Bank and the terms of such waiver expressly permit the release of the EOI Pledged Shares, the subject of such request; and
7.6.7.	no Default will occur as a result of the release of such EOI Pledged Shares and/or Other Collateral.
Notwithstanding the foregoing:
(a)	if any request given by the Company and the relevant US Guarantor under this clause 7.6 is in respect of the release of EOI Pledged Shares that are Pledged Rights Offer Shares, then the only conditions set forth in clauses 7.6.1 to 7.6.6 to apply in respect of the release of such Pledged Rights Offer Shares shall be clauses 7.6.1, 7.6.2, 7.6.5, 7.6.6 and 7.6.7 above, such that all references, if any, in such clauses to: (a) “EOI Pledged Shares” shall be deemed to be references to the Pledged Rights Offer Shares requested to be released as aforesaid; and (b) “Relevant Trading Day” shall be deemed to be the Trading Day on which such Pledged Rights Offer Shares are to be released pursuant to the Securities Account Control Agreements;

(b)	the provisions of this clause 7.6 shall not apply to any release of the Gazit America Pledged Shares; and

(c)	the Company acknowledges that the release of any EOI Pledged Shares or Pledged Rights Offer Shares requires: (i) the Collateral Agent receiving instructions from BLUSA; and (ii) actions or approvals being undertaken or given by third parties (including, without limitation, the Securities Intermediary, EOI’s stock transfer agent and EOI) in order to effectuate any such release and that, accordingly, the Bank shall not be deemed to be in breach or as having failed to comply with the provisions of this clause 7.6 if the Collateral Agent obtains a written release instruction from the Bank but fails to give any instructions to release any EOI Pledged Shares or Pledged Rights Offer Shares requested to be released as aforesaid due to BLUSA failing to give the Collateral Agent any such instructions or if any act, omission or delay on the part of any such third party may affect or delay the release of any such EOI Pledged Shares or Pledged Rights Offer Shares (it being agreed that the Bank shall use reasonable efforts, at the cost and expense of the Company and/or the relevant US Guarantor, to assist in such regard).
7.7.	The Bank shall, if requested to do so by the Company and the relevant LTV Guarantor in writing, cause the Collateral Agent to deliver, within six (6) Business Days after the Bank and BLUSA have received such request, instructions to the Securities Intermediary to withdraw such amount of cash standing to the credit of the relevant LTV Guarantor’s Securities Account, as requested by the Company and the relevant LTV Guarantor, as aforesaid, provided that all of the following conditions shall be satisfied: (a) no Default has occurred and is continuing; (b) no Default will occur as a result of the release of such cash; (c) the conditions as set forth in clauses 7.6.1 and 7.6.2 above shall have been satisfied in respect of any such requested withdrawal, such that all references in such clauses to “EOI Pledged Shares” or “Other Collateral” shall be deemed references to any cash requested to be withdrawn as aforesaid; and (d) all conditions contained in the US Loan Agreement in connection with any such withdrawal shall have been satisfied. For the avoidance of doubt: (i) the Company undertakes to procure that no amount standing to the credit of the Reserve Account (as such term is defined in clause 9.18 below) may be withdrawn, except in accordance with the provisions of the said clause 9.18; (ii) the Company undertakes to procure that

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
no amount standing to the credit of the Securities Accounts may be withdrawn, except in accordance with this clause 7.7; and (iii) the Company acknowledges that the release of cash from the Securities Accounts requires, in addition: (1) the Collateral Agent receiving instructions from BLUSA and (2) actions or approvals being undertaken or given by third parties (including, without limitation, the Securities Intermediary) in order to effectuate any such withdrawal and that, accordingly, if the Collateral Agent obtains a written release instruction from the Bank but fails to give any instructions to release any cash from the Securities Accounts requested to be released as aforesaid due to BLUSA failing to give the Collateral Agent any such instructions or if any act, omission or delay on the part of any such third party may affect or delay the withdrawal of any such cash (it being agreed that the Bank shall use reasonable efforts, at the cost and expense of the Company and/or the relevant LTV Guarantor, to assist in such regard), the Bank shall not be deemed to be in breach or have failed to comply with the provisions of this clause 7.7.
8.	Additional Security
The Company agrees that all security, guarantees and undertakings in respect of any Other Credit (excluding, for the avoidance of doubt, the Security Documents) which have been given, or will be given, to the Bank by the Obligors (except for security, guarantees and undertakings which have been given, or will be given, to the Bank regarding derivative transactions, unless a default (or its equivalent) has occurred thereunder, in which event such security, guarantees and undertakings shall secure the full and punctual payment of all Company Secured Obligations) shall, in addition, secure the full and punctual payment of all Company Secured Obligations. The Company shall sign, and shall cause each other Obligor to sign, at the reasonable request of the Bank, such amendments of existing and future security documents as may be required to give effect to the foregoing. All security, guarantees and undertakings which have been given, or will be given, to, or in favour of, the Bank or the Collateral Agent by any Obligor in respect of the Credit shall secure the full and punctual payment of all amounts due and/or to be due or liable to become due to the Bank from the Obligors under the Security Documents to which any Obligor is a party and all amounts due and/or to be due or liable to become due to BLUSA from Gazit Generation under the US Loan Documents.
9.	Events of Default
Each of the events set out below in this clause 9 shall constitute an Event of Default (whether or not caused by any reason outside the control of the Company or of any other Person). For the avoidance of doubt, each of the following events are independent and separate Events of Default and shall not limit, or be limited by, reference to any other event listed below or (without derogating from paragraph (c) of the recitals to these Additional Conditions) any other provision of any Loan Document (except that an event, circumstance or status constituting an Event of Default under both clause 9.1 and another subclause of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
this clause 9 shall be deemed not to constitute an Event of Default under clause 9.1 but, instead, an Event of Default under the other relevant subclause of this clause 9):
9.1.	The occurrence of any breach or failure by any Obligor to fulfil or comply with any condition and/or undertaking and/or obligation contained in any Finance Document to which any Obligor is a party (including, without limitation, the failure to pay any amount due under the Credit (including, without limitation, the unpaid principal of, and accrued interest on, any Advance) on its due date and/or the failure to pay any amount due under any Loan Document on its due date and/or the failure to deliver any of the following documents required to be delivered under these Additional Conditions: (a) any financial statements of any Person; (b) any of EOI’s Financial Statements; (c) any Adjusted EOI Financial Statements; (d) any Gazit America Financial Statements; (e) any Corresponding Financial Statements (as defined in clause 15.7 below); (f) any Compliance Certificate; (g) any certificate of the Auditors (as referred to in clause 15.8.7 below); or (h) any other information or certificates to be delivered to the Bank in accordance with clause 15.8 below, and/or the failure by EOI not to comply with any provision or instruction contained in the Irrevocable Instructions) and, if such breach or failure is capable of being remedied within seven (7) Business Days (or, if a shorter period is specified for cure of such breach or failure in any Finance Document, within such shorter period) after the Bank has provided the Company written notice of such breach or failure, such breach or failure has not been cured within seven (7) Business Days (or such shorter period) of the date of such notice of breach or failure.
For the avoidance of doubt, in the event that a breach or failure by an Obligor to fulfil any condition and/or undertaking and/or obligation contained in a Finance Document to which it is a party is incapable of being remedied as aforesaid, an Event of Default shall be deemed to have occurred immediately upon such breach or failure; provided that, in the event the Bank decides to declare the Unpaid Balance of the Credit immediately due and payable as a result of the occurrence of a breach or failure that is incapable of being remedied as aforesaid, then the Bank shall give the Company seven (7) Business Days’ prior notice of the making of any such declaration and, provided further that, no such notice need be given by the Bank where: (a) such delay, or the giving of such notice, jeopardizes, in the Bank’s reasonable opinion, the Bank’s ability to recover all or part of the Unpaid Balance of the Credit; or (b) such breach and/or failure materially impairs or is likely to materially impair, in the Bank’s reasonable opinion, the ability of any Obligor: (i) to perform or comply with any of its other undertakings under clause 15 of these Additional Conditions and/or any of its other undertakings under clause 15 of the US Loan Agreement and/or any of its other undertakings under any Security Document; or (ii) to satisfy or comply with any financial ratio set forth in clause 9.12, clauses 9.18 to 9.21 (inclusive) or clause 9.23 below, in which event the Bank, inter alia, may demand immediate repayment of the Unpaid Balance of the Credit without having to give any prior notice to the Company, as aforesaid, before making any such declaration.
9.2.	If any representation or warranty made or repeated by an Obligor in any Finance Document (as such representations and warranties would read, solely for purpose of this clause 9.2, without any qualifications as to materiality or Material Adverse Effect included therein) is false, incorrect or misleading in any respect (when made or repeated) and the implications or effect thereof has or is reasonably likely to result in a Material Adverse Effect; provided that, if such false, incorrect or misleading representation or warranty is capable of being remedied, such event shall only be an Event of Default under this clause 9.2, if it is not remedied within seven (7) Business Days after receipt by the Company of notice from the Bank requiring the same to be remedied (and, for the avoidance of doubt, if capable of being remedied, as aforesaid, such event shall, until remedied, be a Default).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
9.3.	If any statement, confirmation, or computation made in a Compliance Certificate (including, without limitation, any other certificate delivered to the Bank pursuant to clause 15.8.7 below) delivered to the Bank or in any other certificate or reconciliation of any financial statement delivered to the Bank under any Finance Document is found to have been false, incorrect or misleading in any respect (when made or delivered) and the implication or effect thereof is or reasonably likely to be, in the reasonable opinion of the Bank, material. For the avoidance of doubt, and without derogating form the generality of the foregoing, any false, incorrect or misleading statement, confirmation or computation in a Compliance Certificate or any other certificate delivered to the Bank pursuant to clause 15.8.7 below which, in the absence of any inaccuracy or the absence of the same being misleading, would have computed, confirmed or stated the failure to achieve any of the financial ratios set forth in clause 9.12, clause 9.13 (as at the date of its computation as set forth in any such statement, confirmation or computation in a Compliance Certificate or any other certificate delivered to the Bank pursuant to clause 15.8.7 below), clauses 9.18 to 9.21 (inclusive) or clause 9.23 below, shall be deemed material.
9.4.	If at any time the EOI Common Shares are subject to a cease-trading order for seven (7) consecutive Trading Days. Notwithstanding the foregoing, the occurrence of such cease-trading order shall not be an Event of Default (but shall, for the avoidance of doubt, be a Default) in the event any such cease-trading order also applies, at the same time, to all securities of all other companies and all other entities whose securities are traded on the New York Stock Exchange for a period of not more than ten (10) consecutive Trading Days, unless, in each of the cases referred to in this clause 9.4, the Bank is of the reasonable opinion that such cessation of trading: (a) jeopardizes the Bank’s ability to recover all or part of the Unpaid Balance of the Credit; or (b) materially impairs or is likely to materially impair the ability of any Obligor: (i) to perform or comply with any of its other undertakings under clause 15 of these Additional Conditions and/or any of its other undertakings under clause 15 of the US Loan Agreement and/or any of its other undertakings under any Security Documents; (ii) to satisfy or comply with any financial ratio set forth in clause 9.12, clauses 9.18 to 9.21 (inclusive) or clause 9.23 below, in which event such cessation of trading shall immediately constitute an Event of Default entitling the Bank, inter alia, to demand immediate repayment of the Unpaid Balance of the Credit.
9.5.	(a) If any of the terms set out in these Additional Conditions and/or in any other Loan Document are not, or shall cease to be, in full force and effect (except to the extent any of the foregoing ceases to have force or effect in accordance with their express terms or except if the Bank and the parties thereto agree in writing that they are no longer to remain in full force and effect); (b) if any Security Document fails to provide effective first priority perfected security in favour of the Collateral Agent, BLUSA and the Bank of the nature and over the assets, which security is intended to be given by that Security Document; or (c) if any action is taken in order to revoke, cancel, terminate, amend or vary any exemption of the Company, its affiliates, the Bank, BLUSA, the Collateral Agent or any third party purchaser of any Pledged Shares within the framework of the realisation or foreclosure of any Security Document, from the Aggregate Stock Ownership Limit, Common Stock Ownership Limit and/or Excepted Holder Limit (including, without limitation, the exemption granted by EOI under the Ownership Limits Waiver Agreement), as such terms are respectively defined in EOI’s Organizational Documents (other than any amendment or variation that does not in any way adversely affect the Ownership Limits Waiver Agreement; provided that the Bank is given not less than seven (7) Business Days’ prior written notice of any such proposed amendment or variation). No Event of Default under paragraph (a) or (b) of this clause 9.5 will occur if the relevant Default is capable of remedy and has been remedied, to the reasonable satisfaction of the Bank, within, in the case of paragraph (a) of this clause 9.5, seven (7) Business Days of the date of such notice by the Bank of the event or status or, in

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
the case of paragraph (b) of this clause 9.5, within seven (7) Business Days after the Company or any Obligor becomes aware of any such Default (whichever, for the purpose of paragraph (a) of this clause 9.5, is the earlier).
9.6.	If any Obligor, Gazit America or EOI: (a) does not generally pay its debts as they become due; (b) admits its inability to pay its debts generally; (c) makes a general assignment for the benefit of creditors; or (d) commits an act of bankruptcy.
9.7.	If any proceedings are instituted by or against any Obligor, Gazit America or EOI seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, compromise, arrangement, adjustment, protection, relief or composition of it or of its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors or other similar matters or seeking the appointment of a receiver, manager, receiver and manager, trustee, custodian or other similar official for it or for any substantial part of its assets (“Bankruptcy Proceedings”), or any Obligor, Gazit America or EOI takes corporate action to authorize any of the actions set forth above in this paragraph. Notwithstanding the foregoing, the institution of Bankruptcy Proceedings against an Obligor, Gazit America or EOI by a third party (not being, for the avoidance of doubt, any party to a Loan Document, US Loan Document, an affiliate of the Company or any Person on behalf of any of the foregoing) and provided no order granting the relief sought has been granted in respect thereof, shall not constitute an Event of Default under this clause 9.7 unless: (a) ninety (90) days lapse from the date of the commencement of institution of such proceedings (or in the case of proceedings commenced against any US Guarantor, thirty (30) days lapse from the date of commencement of such proceedings); and (b) enforcement proceedings thereunder are not stayed within ninety (90) days from the date of the commencement of institution of such proceedings (or in the case of proceedings commenced against any US Guarantor, within thirty (30) days from the date of commencement of such proceedings). Notwithstanding the foregoing, in the event such proceedings are in respect of an amount which, in the reasonable opinion of the Bank: (i) jeopardizes, at any time, the Bank’s ability to recover all or part of the Unpaid Balance of the Credit; or (ii) materially impairs or is likely to materially impair the ability of any Obligor to: (1) perform or comply with any of its other undertakings under clause 15 of these Additional Conditions and/or any of its other undertakings under clause 15 of the US Loan Agreement and/or any of its other undertakings under any Security Document; or (2) satisfy or comply with any financial ratio set forth in clause 9.12, clauses 9.18 to 9.21 (inclusive) or clause 9.23 below, the institution of such Bankruptcy Proceedings shall immediately constitute an Event of Default entitling the Bank, inter alia, to demand immediate repayment of the Unpaid Balance of the Credit.
For the avoidance of doubt, it is hereby clarified that the Company shall not be entitled to draw any Advances from the date that any Bankruptcy Proceedings shall be instituted.
9.8.	If a Change in Control in respect of the Company and/or any Guarantor and/or EOI and/or Gazit America occurs, unless the Bank consents in writing to such Change in Control.
9.9.	If the Company, EOI or any US Guarantor passes a resolution regarding, or otherwise approves or undertakes, a Reorganisation or Merger (other than, in respect of EOI or the Company, a Permitted Reorganisation or Merger) without obtaining the Bank’s prior written consent thereto. “Reorganisation or Merger” means: (a) a merger or spin-off (“Pizul”) (within the meaning of Part E2 of the Income Tax Ordinance [New Version], 1961 or the Companies Law, 1999 or any provision of law replacing the foregoing) or any equivalent action in the United States of America; (b) the swap of assets for shares, within the meaning of the said Part E2 or otherwise; and/or (c) any similar

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
action undertaken pursuant to Chapter 3 of Part 9 of the Companies Law, 1999 or its foreign equivalent. A “Permitted Reorganisation or Merger” shall mean (without derogating, for the avoidance of doubt, from any other provision of these Additional Conditions):
9.9.1.	in respect of EOI: (a) a merger in respect of which EOI is the surviving entity of such Reorganisation or Merger; or (b) a spin-off (“Pizul”) effected by the distribution to any of the holders of EOI Common Shares of equity securities (“Spun-Off Shares”) in the spun-off entity (the “EOI Spun-Off Entity”) provided that: (i) the Spun-Off Shares to be distributed in respect of the EOI Pledged Shares (“Pledged Spun-Off Shares”) shall first be duly pledged by way of a first priority perfected security interest in favour of the Collateral Agent under the Pledge Agreements to secure the Secured Obligations; (ii) the Pledged Spun-Off Shares are common shares of the EOI Spun-Off entity duly admitted, as at the date of the distribution thereof, for trading on the New York Stock Exchange (or any other national securities exchange registered under the US Securities Exchange Act 1934) in the United States of America; and (iii) such amendments or supplements are first made to these Additional Conditions (and any other relevant Finance Document or US Loan Document) in a form reasonably satisfactory to the parties thereto pursuant to which all the provisions contained herein and therein to EOI and the EOI Pledged Shares (including, without limitation, the provisions concerning Change in Control and minimum holdings) shall also, in addition, apply, mutatis mutandis, to the EOI Spun-Off Entity and the Pledged Spun-Off Shares; and
9.9.2.	in respect of the Company: (a) a merger in respect of which the Company is the surviving entity of such Reorganisation or Merger; or (b) a spin-off (“Pizul”) effected by the distribution to the holders of ordinary shares in the Company of equity securities (“Spun-Off Shares”) in the spun-off entity (the “Company Spun-Off Entity”) provided that: (i) prior to any such spin-off (“Pizul”)”, the Company shall deliver to the Bank pro forma financial statements of the Company, in a form reasonably satisfactory to the Bank, on the basis of the last set of financial statements of the Company and Non-consolidated Expanded Financial Statements of the Company published or delivered before the date of such spin-off (“Pizul”) (as if such spin-off took place on such date) adjusted to disregard all assets and all liabilities of the Company Spun-Off Entity (other than those liabilities which will remain liabilities of the Company on or after the date of any such spin-off), together with its computation of the Shareholders’ Equity of the Company and the financial ratios set out in clause 9.23 below on the basis of such pro forma financial statements, duly certified by the Auditors, demonstrating that the Shareholders’ Equity of the Company is not less than 3,500 million New Israel Shekels and the compliance by the Company of the financial ratios set forth in clause 9.23 below on the basis, as aforesaid, of such pro forma financial statements; (ii) such Spun-Off Shares are ordinary shares (or its equivalent under Applicable Law) of the Company Spun-Off Entity which, on the date of the distribution thereof, are duly admitted for trading on the Tel-Aviv Stock Exchange (or any other foreign stock exchange); and (iii) the aggregate market capitalization of all Company Spun-Off Entities in respect of all spin-offs effected or to be effected since the Amendment Closing Date shall not exceed, in the aggregate, 25% (twenty-five percent) of the market capitalization of the Company. For this purpose, the market capitalization of: (1) a Company Spun-Off Entity, shall be calculated as of immediately following the distribution of its Spun-Off Shares; and (2) the Company, shall be calculated as of immediately prior to such distribution or, if the amount of the market capitalization of the Company would be higher, the date immediately before the Company first announced any such spin-off; and market capitalization shall be calculated by

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
taking the closing price of ordinary shares in the Company on the Tel-Aviv Stock Exchange, or the closing price of the Spun-Off Shares in the relevant Company Spun-Off Entity as quoted on the Tel-Aviv Stock Exchange or relevant stock exchange, as applicable, and multiplying the same by the total number of ordinary shares in the Company, or the total number of Spun-Off Shares in the relevant Company Spun-Off Entity, as applicable, admitted for trading on the Tel-Aviv Stock Exchange or the relevant stock exchange, as applicable.
9.10.	(a) If at any time the shares of the Company are subject to a cease-trading order for a period of seven (7) consecutive days on which trading is conducted on the relevant stock exchange other than for a cease-trading order for technical reasons relating solely to such relevant stock exchange. Notwithstanding the foregoing, the occurrence of such cease-trading order shall not be an Event of Default (but shall, for the avoidance of doubt, be a Default) in the event any such cease-trading order also applies, at the same time, to all securities of all other companies and all other entities whose securities are traded on the relevant stock exchange for a period of not more than ten (10) consecutive trading days; or
(b)	if at any time the shares of Gazit America are subject to a cease-trading order for a period of seven (7) consecutive days on which trading is conducted on the relevant stock exchange other than for a cease-trading order for technical reasons relating solely to such relevant stock exchange. Notwithstanding the foregoing, the occurrence of such cease-trading order shall not be an Event of Default (but shall, for the avoidance of doubt, be a Default) in the event any such cease-trading order also applies, at the same time, to all securities of all other companies and all other entities whose securities are traded on the relevant stock exchange for a period of not more than ten (10) consecutive trading days. Notwithstanding the foregoing, the occurrence of an Event of Default under this clause 9.10(b) shall not be deemed to have occurred if shares of Gazit America cease to be traded on such relevant stock exchange, where such cessation in trading arises from the privatisation (conversion from a public company to a private company) of Gazit America, provided that the Company shall have first obtained the Bank’s and BLUSA’s prior written consent to any such privatisation (which consent, in the case of the Bank, shall be given if the Bank is reasonably satisfied that such privatisation and its effects shall not be adverse to the interests of the Bank, including, without limitation, none of the rights attaching to the Gazit America Pledged Shares being adversely affected or diminished as a result of such proposed privatisation, it being agreed, subject to the foregoing, that the privatisation of Gazit America (for example, the fact that the Gazit America Pledged Shares shall no longer be publicly traded and that Gazit America will no longer be subject to public disclosure requirements) shall not, in and of itself, be adverse to the interests of the Bank or be deemed to adversely affect or diminish the rights attaching to the Gazit America Pledged Shares) and that no Default will, or is reasonably likely to, arise in connection with any such privatisation.
9.11.	If any one or more judgments or orders for the payment of money in an aggregate amount exceeding USD 50 million or the USD equivalent thereof are rendered against the Company or if any one or more judgments or orders for the payment of money in an aggregate amount exceeding USD 30 million or the USD equivalent thereof are rendered against any Guarantor Shareholder or Gazit Maple or if any one or more judgments or orders for payment in an aggregate amount exceeding USD 5 million or the USD equivalent thereof are rendered against any US Guarantor or if any one or more judgments or orders for the payment of money in an aggregate amount exceeding USD 75 million or the USD equivalent thereof are rendered against EOI or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Gazit America and any such judgment or order shall not be satisfied within the period set by the relevant judgement, order or Applicable Law.
9.12.	If the Shareholders’ Equity of the Company for any Relevant Quarter or any Financial Year is less than 3,500 million New Israeli Shekels, provided that an Event of Default under this clause 9.12 shall occur only after the expiry of fourteen (14) days after the date the relevant Compliance Certificate certifying the amount of the Shareholders’ Equity of the Company for such Relevant Quarter or Financial Year has been delivered to the Bank. Notwithstanding the foregoing, in the event the Shareholders’ Equity of the Company, at any time, shall be less than 3,500 million New Israeli Shekels, as aforesaid, and the Bank, at any time prior to the fourteen (14) days referred to in the preceding sentence of this clause 9.12, is of the reasonable opinion that: (a) such delay jeopardizes the Bank’s ability to recover all or part of the Unpaid Balance of the Credit; or (b) such Default materially impairs or is likely to materially impair the ability of any Obligor to: (i) perform or comply with any of its other undertakings under clause 15 of these Additional Conditions and/or any of its other undertakings under clause 15 of the US Loan Agreement and/or any of its other undertakings under any Security Document; or (ii) to satisfy or comply with any financial ratio set forth in clauses 9.18 to 9.21 (inclusive) or clause 9.23 below, then such Default shall become, immediately, an Event of Default entitling the Bank, inter alia, to demand immediate repayment of the Unpaid Balance of the Credit.
9.13.	If on any Trading Day, the Total Unpaid Outstandings is greater than the Stop Loss Limit and within seven (7) Business Days thereafter the Company fails to:
9.13.1.	provide (or procure the US Guarantors to provide) additional collateral (from sources otherwise than from the Credit or, in respect of Gazit Generation, under the BLUSA Credit, as applicable) in form and substance satisfactory to the Bank and BLUSA, each acting in good faith, which additional collateral shall be of sufficient value (for the avoidance of doubt, Gazit America Shares shall not be acceptable collateral but additional EOI Common Shares, including, for the further avoidance of doubt, Pledged Rights Offer Shares (notwithstanding that such Pledged Rights Offer Shares also constitute EOI Pledged Shares), shall be acceptable collateral provided that: (a) no other Default has occurred and is continuing; (b) no Default will occur as a result of the provision of such additional collateral (c) each of the Bank, BLUSA, every other member of the Bank Leumi Group, the Collateral Agent, any nominee or custodian of the Bank and/or BLUSA and any third party purchaser of such EOI Common Shares within the framework of the realisation of a Security Document is an “Excepted Holder” with no “Excepted Holder Limit” (as such terms are defined in the Organizational Documents of EOI) or is otherwise exempted or waived from certain ownership limits pursuant to the Ownership Limits Waiver Agreement in respect of such additional EOI Common Shares and all other EOI Pledged Shares; and (d) any EOI Common Shares constituting Pledged Rights Offer Shares that the Company wishes to provide as additional collateral, for the purposes of this clause 9.13.1. shall be provided by the Company and the US Guarantors irrevocably agreeing, in writing, in a form reasonably acceptable to the Bank, that such Pledged Rights Offer Shares shall cease to be Pledged Rights Offer Shares and shall only be treated as EOI Pledged Shares and, in such event, from the date the Bank receives any such agreement, as aforesaid, such EOI Common Shares shall be deemed to constitute, for the purposes of this Agreement, EOI Pledged Shares only and not, in addition, Pledged Rights Offer Shares); and/or

9.13.2.	repay Advances and/or procure repayment of the BLUSA Advances,

so that the Total Unpaid Outstandings is less than the Margined Amount.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
9.14.	If any one or more award, decision, judgment, ruling or any other kind of order is issued or given for any execution, attachment, sequestration or similar judicial or other collection process over all or some of the assets (other than any part of the Collateral) of the Company, Gazit Maple, Gazit America or any Guarantor Shareholder exceeding USD 50 million or the USD equivalent thereof or, without derogating from clause 15.13 below, of any of the US Guarantors (other than the Pledged Shares or any other part of the Collateral) exceeding USD 5 million or the USD equivalent thereof or of EOI in an aggregate amount exceeding USD 100 million or the USD equivalent thereof, save where (but without derogating from clause 9.15 below) all of the following shall apply: (a) the relevant Obligor, Gazit America or EOI, as applicable, is in good faith and on reasonable grounds contesting the execution, attachment, sequestration or such similar process by appropriate legal proceedings pursued in good faith; (b) such award, decision, judgment, ruling or any other kind of order, as aforesaid, is cancelled or withdrawn not later than: (x) in respect of any such order issued or given by a court in Israel, forty-five (45) days; or (y) in respect of any such order issued or given by a court in the United States, Canada or any other jurisdiction, ninety (90) days, after the issuance thereof; and (c) the ability of any Obligor to comply with any of its obligations under the Loan Documents and the US Loan Documents to which, in each case, any Obligor is a party will not, in the reasonable opinion of the Bank, be materially adversely affected whilst any such proceedings are being so contested, as a result of such attachment. It is hereby acknowledged that the institution of any proceedings relating to any such execution, attachment, sequestration, judicial or other collection process over any assets (other than the Collateral, in which respect clause 9.15 below shall apply) of an Obligor, Gazit America or EOI is a Default, however, notwithstanding any such Default, the Company may (until such Default becomes an Event of Default), without derogating from any other provisions in this clause 9, continue to draw down Advances, subject to the terms and conditions set out in these Additional Conditions, provided that any such proceedings do not: (i) in respect of the Company or EOI, relate to any Indebtedness, individually or in the aggregate, exceeding USD 250 million or its equivalent and have, or are reasonably likely to have, a Material Adverse Effect; (ii) in respect of Gazit America relate to any Indebtedness, individually or in the aggregate, exceeding USD 50 million or its equivalent and have, or are reasonably likely to have, a Material Adverse Effect (ii) in respect of any Guarantor Shareholder or Gazit Maple, relate to any Indebtedness, individually or in the aggregate, exceeding USD 50 million or its equivalent; or (iii) in respect of any US Guarantor, relate to any Indebtedness, individually or in the aggregate, exceeding USD 5 million or its equivalent.

9.15.	If any attachment, execution, sequestration or similar process or proceedings or other collection proceedings (including any ex parte award, decision, judgment, ruling or any other similar kind of order for attachment, execution, sequestration or similar judicial or other collection process over any of the Collateral (an “Ex Parte Order”)) are instituted or made against over all or some of the Pledged Shares or any other part of the Collateral, save where, in respect of any of the foregoing, all of the following shall apply: (a) in the event that such attachment, execution, sequestration or similar process or proceedings or other collection proceedings (including any Ex Parte Order) relates to EOI Pledged Shares or any other asset of the Company or MGN America pledged under any Pledge Agreement, then the claim underlying such proceedings (including any Ex Parte Order) shall be in respect of Indebtedness, individually or in the aggregate, not exceeding USD 5 million or its equivalent; (b) the Obligor, in respect of which such proceedings or Ex Parte Order, as applicable, have been instituted or made, is, in good faith and on reasonable grounds, contesting the attachment, execution, sequestration or similar collection proceedings or Ex Parte Order, as applicable, by appropriate legal proceedings pursued in good faith; (c) the proceedings instituted by any third party in respect of such attachment, execution, sequestration or similar collection proceedings or Ex Parte Order, as applicable, are cancelled or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
withdrawn not later than: (x) in respect of any such proceedings or Ex Parte Order over all or some of the EOI Pledged Shares, thirty (30) days; or (y) in respect of any such other proceedings or Ex Parte Order over all or some of the other Pledged Shares or any other part of the Collateral, forty-five (45) days, after the issuance thereof; and (d) the ability of any Obligor to comply with any of its obligations under the Loan Documents and the US Loan Documents, in each case to which it is a party, will not, in the reasonable opinion of the Bank, be materially adversely affected whilst any such proceedings or Ex Parte Order, as applicable, are being so contested (it being agreed that the mere institution of any such proceedings or issuance of such Ex Parte Order, as the case may be, shall not, in and of itself, constitute an Obligor as being unable to comply with any of its obligations as aforesaid). Notwithstanding the foregoing, it is hereby clarified that: (i) the issuance or giving of any award, decision, judgment, ruling or any other kind of order for any attachment, execution, sequestration or similar judicial or other collection process over any of the Collateral (other than an Ex Parte Order, referred to in paragraph (a) or (b) of this clause 9.15, in respect of which the preceding provisions of this clause 9.15 shall apply) shall constitute an Event of Default; and (ii) the Company shall not be entitled to draw any Advances from the date that any attachment, execution or other collection proceedings shall be instituted or made against any part of the Collateral or any Ex Parte Order in respect thereof is given.
9.16.	If the Company’s, Gazit America’s, EOI’s or any Guarantor Shareholder’s business activity is ceased and not renewed within thirty (30) days of the said cessation. Notwithstanding the foregoing, in the event such cessation of business activity: (a) jeopardizes, in the Bank’s reasonable opinion, the Bank’s ability to recover all or part of the Unpaid Balance of the Credit; or (b) materially impairs or is likely to materially impair, in the Bank’s reasonable opinion, the ability of any Obligor to: (i) perform or comply with any of its other undertakings under clause 15 of these Additional Conditions and/or any of its other undertakings under clause 15 of the US Loan Agreement and/or any of its other undertakings under any Security Document; or (ii) to satisfy or comply with any financial ratio set forth in clause 9.12 above or clauses 9.18 to 9.21 (inclusive) or clause 9.23 below, the occurrence of such event shall immediately constitute an Event of Default entitling the Bank, inter alia, to demand immediate repayment of the Unpaid Balance of the Credit.

9.17.	If there occurs any breach or failure of the Company and/or any of the US Guarantors and/or any of the Guarantor Shareholders to fulfil any material obligations to the Bank, or any incident or non-fulfilment of any condition entitling the Bank to demand immediate payment of the Indebtedness of the Company and/or any of the US Guarantors and/or any of the Guarantor Shareholders to the Bank, under any other loan, credit or other banking facilities granted by the Bank to any of the Company and/or any of the US Guarantors and/or any of the Guarantor Shareholders (other than the Credit), in each case subject to any applicable cure or grace period.

9.18.	If for any Relevant Quarter, the ratio, in respect of the four (4) Quarters ending on the last day of such Relevant Quarter, or, if for any Financial Year the ratio for such Financial Year, of: (a) the aggregate amount of cash dividends paid in respect of the EOI Pledged Shares and actually received into the Securities Accounts during such four (4) Quarters or Financial Year, as applicable; to (b) the aggregate amount of all interest payable (whether or not indeed paid) by: (i) Gazit Generation, during such four (4) Quarters or Financial Year, as applicable, on the BLUSA Advances; and (ii) the Company, during such four (4) Quarters or Financial Year, as applicable, on each Advance and any other utilisation of the Credit, shall be less than 1.25:1.00.
Notwithstanding the foregoing, the failure to satisfy the ratio set out in this clause 9.18 (such ratio, the “Dividend Cover Ratio”) in respect of any Relevant Quarter (any such

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Quarter, a “Dividend Cover Breaching Quarter”) shall not constitute an Event of Default, provided that:
9.18.1.	within five (5) Business Days after the last day of the Dividend Cover Breaching Quarter there is deposited, in clear funds, into an account (the “Reserve Account”) by the Company and/or any of the US Guarantors (whether pursuant to clause 9.18.1 of the US Loan Agreement and/or this clause 9.18.1) with the Bank, BLUSA, the Collateral Agent or such other bank as the Bank may notify the Company, which account and deposit is duly pledged and charged by way of first-ranking fixed pledge and charge or first priority perfected security interest in favour of the Bank, BLUSA or the Collateral Agent and otherwise in a manner and on terms acceptable to the Bank and BLUSA, as security for the Secured Obligations, such amount equal to the aggregate of the amount of interest payable by the Company in respect of all Advances and the amount of interest payable by Gazit Generation in respect of all BLUSA Advances, for the twelve (12) month period commencing from the last day of such Dividend Cover Breaching Quarter, assuming, for this purpose: (1) the principal amount of all Advances outstanding during such twelve (12) month period shall equal the entire amount of the Credit reflecting, on a weighted average basis, the currency denomination of Advances made during the twelve (12) months ending on the last day of such Dividend Cover Breaching Quarter; (2) the principal amount of all BLUSA Advances outstanding during such twelve (12) month period shall equal the entire amount of the Commitment (as such term, is defined in the US Loan Agreement) as at the last day of such Dividend Cover Breaching Quarter; and (3) the rate of interest on such Advances and BLUSA Advances shall be the highest rate of interest (excluding, for the avoidance of doubt, any rate at a default or similar rate) on each such currency, as determined by the Bank (in respect of the Advances) or BLUSA (in respect of the BLUSA Advances), prevailing at the Bank or BLUSA, as applicable, on the last day of such Dividend Cover Breaching Quarter, on Advances and BLUSA Advances capable of being drawn down by the Company or Gazit Generation, as the case may be, under and in accordance with these Additional Conditions or the US Loan Agreement, as applicable (assuming for this purpose, no Default having occurred) (such amount, the “Reserve Amount”);
9.18.2.	in the event the pledgor is a US Guarantor or other entity not incorporated in Israel or in the event the Reserve Account is outside Israel, the Bank and BLUSA receive a legal opinion in a form reasonably acceptable to the Bank and BLUSA regarding such pledge; and
9.18.3.	no other Default shall have occurred and is continuing as at the last date of such Dividend Cover Breaching Quarter.
Neither the Company nor any US Guarantor may withdraw any amount (including interest accrued thereon) standing to the credit of the Reserve Account for a period of twelve (12) months from the date of the deposit of the Reserve Amount into the Reserve Account (such period, the “Dividend Cover Reserve Period”). The Company or the relevant US Guarantor(s) may withdraw from the Reserve Account the Reserve Amount (including interest, if any, accrued thereon, less any charges levied in respect of such account) at any time after the expiry of the Dividend Cover Reserve Period, provided that no Default has occurred and is continuing on the date of any such proposed withdrawal.
In the event the Dividend Cover Ratio is not satisfied in respect of the Quarter following the Dividend Cover Breaching Quarter (such Quarter, the “Second Dividend Cover Breaching Quarter”), such failure to achieve the Dividend Cover Ratio in respect of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
such Second Dividend Cover Breaching Quarter shall not constitute an Event of Default, provided that: (I) the Dividend Cover Reserve Period shall be extended by an additional three (3) months, such that such period shall end fifteen (15) months after the date of the deposit of the Reserve Amount; (II) an amount equal to the amount, if any, by which the Reserve Amount (if re-calculated on the last day of such Second Dividend Cover Breaching Quarter) exceeds the amount of the Reserve Amount (as originally deposited), is deposited, in clear funds, into the Reserve Account within five (5) Business Days after the last day of such Second Dividend Cover Breaching Quarter; and (III) no other Default shall have occurred and is continuing as at the last day of such Second Dividend Cover Breaching Quarter.
For the avoidance of doubt, subject to any other provision contained in these Additional Conditions and subject to no other Default having occurred and which is continuing, the Company may, notwithstanding its failure to achieve the Dividend Cover Ratio, but subject to the immediately following sentence, draw down Advances during the Dividend Cover Reserve Period. In the event the Dividend Cover Ratio is not achieved in the Quarter following the Second Dividend Cover Breaching Quarter, then the failure to achieve the Dividend Cover Ratio for such Quarter shall be an Event of Default.
9.19.	If for any two (2) consecutive Quarters, the ratio of:
9.19.1.	the sum of: (a) EOI Net Debt; (b) Adjusted Gazit America Net Debt; and (c) the Adjusted Total Unpaid Outstandings; to
9.19.2.	the sum of: (a) EOI Real Estate Assets; and (b) the lower of: (i) Gazit America Real Estate Assets; and (ii) 15% (fifteen percent) of the sum of Gazit America Real Estate Assets and EOI Real Estate Assets,
as at, in respect of all of the foregoing, the last day of each such two (2) consecutive Quarters, shall be more than 82.5% (eighty-two point five percent).
9.20.	If for any Relevant Quarter or, if for any Financial Year, the ratio for such Relevant Quarter or Financial Year, of:
9.20.1.	(a) the sum of EOI Net Debt and the Adjusted Total Unpaid Outstandings as at the last day of such Relevant Quarter or Financial Year, as applicable; to (b) EBITDA for such Relevant Quarter (multiplied by four (4)) or for such Financial Year, as applicable, shall be more than fourteen (14); and
9.20.2.	(a) the sum of EOI Net Debt and the Adjusted Total Unpaid Outstandings as at the last day of such Relevant Quarter or Financial Year, as applicable; to (b) Net Operating Income for such Relevant Quarter (multiplied by four (4)) or for such Financial Year, as applicable, shall be more than thirteen (13).
9.21.	If for any Relevant Quarter, the ratio, in respect of the four (4) Quarters ending on the last day of such Relevant Quarter, or if for any Financial Year the ratio for such Financial Year, of:
9.21.1.	EBITDA for such four (4) Quarters or Financial Year, as applicable; to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
9.21.2.	the sum of:
9.21.2.1.	EOI’s consolidated interest expense (including, without limitation, capitalized interest but excluding, for the avoidance of doubt, any interest expense satisfied by the issue of EOI Common Shares) for such four (4) Quarters or Financial Year, as applicable; and
9.21.2.2.	the aggregate amount of principal payable (whether or not indeed paid) by EOI, on a consolidated basis, in respect of Financial Indebtedness (excluding balloon payments due upon the stated maturity of such Financial Indebtedness), for such four (4) Quarters or Financial Year, as applicable, is less than 1.65, provided that an Event of Default under this clause 9.21 shall occur only after the expiry of fourteen (14) days after the date the Bank has received the Compliance Certificate certifying the computation of the above ratios for such Relevant Quarter or Financial Year. Notwithstanding the foregoing, in the event the foregoing ratio is not met for any period and the Bank, at any time prior to such fourteen (14) day period, is of the reasonable opinion that: (a) delaying the effectiveness of such an Event of Default by such fourteen (14) day period jeopardizes the Bank’s ability to recover all or part of the Unpaid Balance of the Credit; or (b) the Default arising from the failure to satisfy such ratio materially impairs or is likely to materially impair the ability of any Obligor to: (i) perform or comply with any of its other undertakings under clause 15 of these Additional Conditions and/or any of its other undertakings under clause 15 of the US Loan Agreement and/or any of its other undertakings under any Security Document; or (ii) satisfy or comply with any financial ratio set forth in clause 9.12 or clauses 9.18 to 9.20 (inclusive) above or clause 9.23 below, then such Default shall immediately become an Event of Default entitling the Bank, inter alia, to demand immediate repayment of the Unpaid Balance of the Credit.
9.22.	If any of the following shall occur: (a) any Financial Indebtedness (other than under the Loan Documents or the US Loan Documents) of an Obligor and/or EOI and/or Gazit America is not paid when due or within any originally applicable grace period; (b) any Financial Indebtedness (other than under the Loan Documents or the US Loan Documents) of an Obligor and/or EOI and/or Gazit America is declared to be, or otherwise becomes, due and payable prior to its specified maturity as a result of an event of default (however described); (c) any creditor of an Obligor and/or EOI and/or Gazit America (other than the Bank or BLUSA in respect of Financial Indebtedness under the Loan Documents or the US Loan Documents, as applicable) becomes entitled to declare any of its Financial Indebtedness due and payable prior to its specified maturity as a result of an event of default (however described); (d) the occurrence of an ‘Event of Default’ (as such term is defined in the US Loan Agreement); (e) the Company fails to pay any amount payable under any of the Standard Form Documents (including, without limitation, the Company fails to comply with any of its indemnification obligations thereunder) on the due date therefor or, if applicable, within any applicable cure period as set forth therein; or (f) any declaration or representation given by the Company in connection with the opening or operating of any account (including, without limitation, the Loan Account) with the Bank within the framework of the Credit or the Loan Documents shall be false, incorrect or misleading in any material respect. No Event of Default will occur under paragraphs (a) to (c) of this clause 9.22 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (c) above is, in respect of the Company, Gazit America, Gazit Maple, the Guarantor Shareholders or EOI, less than USD 50 million or the USD equivalent thereof and/or, in respect of any US Guarantor (but without derogating from clause 15.13.1 below), USD 5 million or the USD equivalent thereof.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
9.23.	If, for any Relevant Quarter or Financial Year, the ratio of:
9.23.1.	(a) the Company’s Net Financial Indebtedness as at the last day of such Relevant Quarter or Financial Year, as applicable; to (b) the Company’s total assets, less deposits of cash and cash equivalents as at the last day of such Relevant Quarter or Financial Year, as applicable (all as appearing in the Company’s consolidated financial statements for such Quarter or Financial Year), shall be more than 75% (seventy-five percent); or
9.23.2.	(a) the Company’s Net Financial Indebtedness as at the last day of such Relevant Quarter or Financial Year, as applicable; to (b) the Company’s Holdings as at the last day of such Relevant Quarter or Financial Year, as applicable (both as appearing in the Company’s balance sheet in its Non-consolidated Expanded Financial Statements for such Quarter or Financial Year), shall be more than 77.5% (seventy-seven point five percent).
For the purposes of this clause 9.23: (i) “Company’s Net Financial Indebtedness” shall mean all current and long-term liabilities of the Company to banks, financial institutions and debenture holders (including, without limitation, loans and advances from connected Persons or other creditors), less deposits of cash and cash equivalents; and (ii) the “Company’s Holdings” shall mean the book value (IFRS—the fair market value of all properties and other assets) of the securities held by the Company (whether or not listed for trading), as appearing in the balance sheet in the relevant Non-consolidated Expanded Financial Statements of the Company.
9.24.	In the event the main business activity of any US Guarantor or EOI ceases to be located in the United States of America and/or Canada.
9.25.	EOI ceasing to qualify, or the occurrence of any event or circumstance that is reasonably likely to cause EOI ceasing to qualify, for US federal income tax purposes, as a real estate investment trust (as such term is defined in Section 856 of the US Internal Revenue Code of 1986, as amended).
Upon the occurrence of an Event of Default and at any time thereafter while the same is continuing, without derogating from any other rights or remedies available to the Bank, the Bank may, by written notice to the Company:
(a)	declare that an Event of Default has occurred; and/or

(b)	declare that all, or any part of, the Unpaid Balance of the Credit including interest accrued thereon, Breakage Costs and all other amounts payable by the Company under the Loan Documents and all other amounts payable in connection therewith, shall thenceforth be repayable on demand being made by the Bank (and in the event of any such demand the Unpaid Balance of the Credit or part thereof, interest, Breakage Costs and such other amounts shall become immediately due and payable); and/or

(c)	declare that all, or any part of, the Unpaid Balance of the Credit, or part thereof, is immediately due and payable, whereupon the Unpaid Balance of the Credit, or part thereof, shall become immediately due and payable, together with all interest accrued thereon, Breakage Costs and other amounts payable by the Company under the Loan Documents.
If the Bank declares all, or any part of, the Unpaid Balance of the Credit to be due and payable on demand then, and at any time thereafter so long as any Event of Default is continuing, the Bank may, by written notice to the Company, require repayment of the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Unpaid Balance of the Credit, or such part thereof declared to be due and payable on demand, all on such date or dates as the Bank may specify in such notice (whereupon the same shall become due and payable on such date and any other sums then owed by the Company under the Loan Documents) or withdraw such declaration with effect from such date as the Bank may specify in such notice.
10.	Application of Payment upon an Event of Default
Upon the occurrence of an Event of Default, then, without derogating from any other remedies or relief available to the Bank under law, under any of the Loan Documents or, in respect of the Unpaid Balance of the Other Credit, under any other document, the Bank shall be entitled to take all steps as it deems fit in order to collect all sums owed by the Company to the Bank, including, without limitation, to enforce or bring (or cause the Collateral Agent to enforce or bring) any proceedings under any Security Document and/or to sell, or procure the sale of, all or any of the Collateral or Other Collateral (including, without limitation, the Pledged Shares or any of them), all at the expense of the Company, Gazit 1995, MGN USA, the LTV Guarantors and any other Obligor and to utilise the sums received to repay in part or in full all amounts owed on account of the Unpaid Balance of the Credit and the Unpaid Balance of the Other Credit. In the event the Bank or the Collateral Agent shall take any such steps and/or BLUSA or the Collateral Agent takes any steps to collect any amounts owed by the Company and/or Gazit Generation and/or any other obligor under the US Loan Documents to BLUSA under the US Loan Documents, then any payment received by the Collateral Agent, the Bank and/or BLUSA in connection with the foregoing shall be applied, as between the obligations of the Company, Gazit 1995, MGN USA, the LTV Guarantors and any other Obligor under the Loan Documents and the obligations of the Company, Gazit 1995, MGN USA, MGN America, Gazit Maple, Gazit Generation and any other obligor under the US Loan Documents, in the following order:
10.1.	first, in or towards discharge of all costs and expenses incurred and which may be incurred in connection with the collection of the Secured Obligations and all other Total Unpaid Outstandings, including the costs and remuneration of any receiver, trustee, nominee, custodian or any other entity appointed by the Bank and/or BLUSA and/or any competent authority to take possession and/or realize any of the Collateral or Other Collateral;
10.2.	second, in or towards payment of any unpaid fees, costs and expenses of the Bank under the Loan Documents and BLUSA under the US Loan Documents in such proportion between the amounts of such unpaid fees, costs and expenses as the Bank and BLUSA shall deem fit;
10.3.	third, in or towards payment of any other amount due, but unpaid, under the Loan Documents and the US Loan Documents, in respect of the Total Unpaid Outstandings, other than principal, including interest, damages, commissions, fees, breakage costs and all other costs, the above in such order and applied in such proportion between such amounts due but unpaid under the Loan Documents and the US Loan Documents, as aforesaid, as the Bank and BLUSA shall deem fit;
10.4.	fourth, in or towards payment on account of the principal of the Credit and the BLUSA Credit in such proportion, between the amount of the outstanding principal of the Credit and the amount of the outstanding principal of the BLUSA Credit, as the Bank and BLUSA deem fit; and
10.5.	fifth, in or towards payments on account of the Unpaid Balance of the Other Credit in such order and in such manner as the Bank shall deem fit.
The foregoing will override any appropriation made by any Obligor.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
11.	Fees
The Company shall pay the Bank the following fees:
11.1.	a non-refundable up-front fee in the amount and at the time as set forth in the Fee Letter;
11.2.	a non-utilization fee in the amount and at the times as set forth in the Fee Letter;
11.3.	all other usual Bank fees. Without derogating from Section 20 of the General Terms, the Bank shall deliver to the Company, on an annual basis, a table listing the main discounts and other benefits given by the Bank to the Company in respect of fees it would ordinarily otherwise have charged the Company for banking transactions performed by the Bank in respect of the Credit; and
11.4.	all reasonable legal fees, including, without limitation, fees of outside consultants and other out-of-pocket costs and expenses incurred by the Bank and the Collateral Agent (other than, unless agreed otherwise by the Company, legal fees incurred in respect of the ongoing administration of the Credit), including, without limitation, all reasonable fees and expenses relating to the preparation, execution, filing and recording of any of the Loan Documents and taxes and filing fees associated therewith, whether or not the Credit is advanced, and in contemplation of, or otherwise in connection with, the enforcement of, or preservation of rights under, any of the Loan Documents, including, without limitation, in investigating any Default.
The Company shall pay to the Bank all value added tax, if any, payable in respect of any payment to be made by the Company to the Bank under the Loan Documents, such value added tax to be paid by the Company at the same time it makes the relevant payment.
12.	Increased Costs
12.1.	Subject to clause 12.2 below, if by reason of any change in, or the introduction or adoption of, or any change in the interpretation, administration or application by any Governmental Body of, any Applicable Law, or by reason of the interpretation, administration or application adopted or declared by any Governmental Body in respect of any Applicable Law, after the date of signature of the Amending Agreement (including, without limitation, the implementation in any jurisdiction of the proposals made by the Basle Committee on Bank Regulations and Supervisory Practices for the International Convergence of Capital Measurements and Capital Standards), which affects the Bank, or compliance by the Bank with any such change, introduction, adoption or declaration, including, without limitation, in each case, those relating to taxation, reserves, special deposits, cash ratio, liquidity, limits on provision of credit to single borrowers or groups of borrowers or capital adequacy requirements or other forms of banking, fiscal, monetary or regulatory controls:
12.1.1.	the Bank incurs an additional or increased cost or payment as a result of it having entered into and/or performing and/or assuming and/or maintaining and/or funding its obligations or commitments under any Loan Document and/or maintaining the outstanding balance of the Credit; or
12.1.2.	any amount receivable by the Bank under any Loan Document is reduced (save to the extent matched by a reduction in the cost of providing the Credit)
and such cost, payment or reduction is not compensated for by any other provision of these Additional Conditions, then and in each such case, the Bank may notify the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Company of that event promptly upon it becoming aware of the event, including, in reasonable detail, particulars of the event, and within twenty (20) Business Days after receipt by the Company of a demand by the Bank accompanied by a certificate, specifying the amount of compensation claimed and setting out the calculation of the amount in reasonable detail, the Company shall pay to the Bank such amount as shall compensate the Bank for such cost, payment or reduction with respect to the period beginning on the date on which such cost, payment or reduction becomes applicable unless the Company shall have elected to prepay all the Unpaid Balance of the Credit pursuant to clause 5.2 above together with any applicable Breakage Costs and the amount of any compensation, claimed as aforesaid, in respect of the period from the occurrence of such cost, payment or reduction until the date of actual prepayment of the then Unpaid Balance of the Credit.
Nothing in this clause 12 shall oblige the Bank to disclose any confidential information relating to the organisation or administration of its affairs.
12.2.	Clause 12.1 above shall not apply so as to oblige the Company to compensate the Bank for any increased cost, reduction or payment resulting from any change in, or the introduction of any change in the interpretation or application of, any law relating to, or any change in the rate of tax on income of the Bank.
13.	Conditions Precedent
Without limiting the other terms of these Additional Conditions: (a) the obligation of the Bank to make any Advance or grant all of the Credit or any part thereof is subject to the satisfaction of all of following Conditions Precedent; and (b) the obligation of the Bank to maintain any Advance or any part of the Credit is subject to the continued satisfaction of the conditions set forth in clauses 13.5, 13.6 and 13.10 below:
13.1.	The Bank shall have received a Request for Disbursement duly completed and executed by the Company with respect to any Advance or other utilisation of the Credit.
13.2.	The sum of (a) the amount of the requested Advance or requested utilisation of the Credit; plus (b) the amount of the Unpaid Balance of the Credit as of immediately prior to the extension of the requested Advance or Credit, does not exceed the amount of the Credit on the date of the drawing of the requested Advance or the requested utilisation of the Credit.
13.3.	The sum of (a) the amount of the requested Advance or requested utilisation of the Credit; plus (b) the Total Unpaid Outstandings immediately before the extension of the Advance or Credit, shall be less than the Margined Amount, in each case calculated on the date of the drawing of the requested Advance.
13.4.	The Loan Documents including, inter alia, the Standard Form Documents, corporate resolutions, certificates and such customary forms and documents with respect to the granting of the Advances or other utilisation of the Credit requested by the Company, in form and substance satisfactory to the Bank and the Company, shall have been signed and shall be in full force and effect.
13.5.	There shall, on any Relevant Date, be no impediment, restriction, prohibition or limitation imposed upon the Bank by any Applicable Law or Governmental Body or regulatory body or authority, including, without limitation, impediment, restrictions, prohibitions or limitations in the policy of the Bank of Israel as to the proposed granting of the Credit hereunder or the repayment thereof, or as to the security interests to be created under the Security Documents or as to any rights of any Collateral thereunder or as to the application of the proceeds of the realization of any such rights. For this

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
purpose, “Relevant Date” shall mean any date after the Amendment Closing Date on which an Advance is requested to be drawn down, save that, in the event that any such restriction, impediment, limitation or prohibition arises due to: (a) any change in Applicable Law or change in the policy of any Governmental Body or the Bank of Israel made after the Amendment Closing Date, the Relevant Date shall be the date of any such change and, if applicable, the date any Advance is, thereafter, requested to be drawn down; or (b) as a result of any act or omission, on the part of the Company or any of its affiliates made after the Amendment Closing Date, then the Relevant Date shall be any date from after the Amendment Closing Date. The Bank shall, as soon as practicable, notify the Company if it becomes aware of any such restriction for maintaining the Credit (other than where any such restriction arises due to an act or omission of the Company or any affiliate of it), provided that any such notification requirement shall not oblige the Bank to provide any services or perform its obligations under any Loan Document to the extent it would be contrary to Applicable Law. For the avoidance of doubt, the foregoing shall not derogate from the obligations of the Company under clause 6 above.
13.6.	Without limiting the generality of the foregoing, the granting of the Advance or other utilisation of the Credit shall not result in the Bank exceeding the limits under Bank of Israel guidelines and directives and/or under any other laws applicable to financial institutions with respect to single borrowers (Loveh Boded), groups of borrowers (Kvutzat Lovim), connected Persons (Anashim Kshurim) or to the six (6) largest borrowers or groups of borrowers or any other limit or limitations imposed or proposed to be imposed thereunder.
13.7.	No Obligor shall be in breach of any of its obligations under any Finance Document to which it is a party (which breach shall not have been rectified within any applicable cure period provided for in the relevant Finance Document).
13.8.	Each of the Obligors’ representations and warranties under the Finance Documents to which any of them is a party shall be true and accurate in all material respects (except for the representations or warranties of any Obligor that are by their terms qualified by a standard of materiality, in which case such representations or warranties shall be true and accurate in all respects) and do not omit to state any material facts, and each such representation and warranty shall be deemed automatically repeated by the Company pursuant to the terms of the last paragraph of clause 14 below.
13.9.	No Default shall have occurred and which is continuing, or will occur as a result of the making by the Bank of any requested Advance or other utilisation of the Credit.
13.10.	The Secured Obligations being secured in the manner as set forth in clause 7 of these Additional Conditions and any other provision contained in any other Finance Document.
13.11.	To the extent any award, decision, judgment, ruling or any other kind of order shall have been issued or given (which has not been cancelled or set aside) for any execution, attachment, sequestration or similar judicial or other collection process over any of the Company’s rights to borrow under any of the Loan Documents then no Advance or other utilisation of the Credit may be made in respect of such rights subject to any such execution, attachment, sequestration or similar judicial or other collection process, it being clarified, for the avoidance of doubt, that the condition precedent set forth in this clause 13.11 will not restrict or otherwise affect the Bank’s obligation to make any Advance or grant any part of the Credit in excess of the amount subject to any such execution, attachment, sequestration or similar judicial or other collection process provided that the amount subject to any such execution, attachment,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
sequestration or similar judicial or other collection process shall form part of the Unpaid Balance of the Credit for the purposes of clause 13.2 above.
14.	Representations and Warranties
The Company represents and warrants to and in favour of the Bank as follows (and the Company acknowledges that the Bank has entered into the Finance Documents and that each Advance or other credit made pursuant to the terms of these Additional Conditions is made in reliance on the truth and accuracy of, inter alia, such representations and warranties):
14.1.	Corporate Existence and Good Standing

Each Obligor is a corporation or a limited liability company duly and validly incorporated or formed, and existing under the laws of the jurisdiction of its incorporation or formation. Each Obligor has the legal capacity and right to own its property and assets and to carry on its business in each jurisdiction in which it owns property or assets or carries on business where the failure to have such legal capacity or right would have a Material Adverse Effect.

14.2.	Corporate Authority

Each Obligor has the corporate or limited liability company power and authority to enter into and sign those Loan Documents to which it is a party and do all acts and things and execute and deliver all agreements, documents and instruments as are required under any of the Loan Documents to be done, observed or performed by it in accordance with the terms and conditions thereof.

14.3.	No Event of Default

No Default (or, without derogating from recital (c) of these Additional Conditions above, other default as contained in any other Loan Document) has occurred which has not been either remedied (or otherwise ceased to be continuing) to the reasonable satisfaction of the Bank or expressly waived by the Bank in writing. The Company is not aware of the existence of any event or circumstance which could reasonably be expected to result in the occurrence of a Default or such other default.

14.4.	Legal Requirements

All necessary legal requirements applicable to each Obligor have been met, and all other authorizations, approvals, consents and orders of all applicable Governmental Bodies required to be obtained by each Obligor have been obtained, to authorize the execution, delivery and the performance of the obligations by each Obligor of each Loan Document to which it is a party.

14.5.	Effectiveness

Each Loan Document has been duly authorised, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, each Obligor party thereto, except where such enforceability is limited by: (a) applicable bankruptcy, insolvency, reorganisation, moratorium or other laws of general application relating to the enforcement of creditors’ rights generally, or (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
14.6.	Security

Each Pledge Agreement to which any Obligor is a party on the Amendment Closing Date shall, by not later than the Amendment Closing Date, validly and effectively create the Encumbrances which that Pledge Agreement purports to create. Each supplement to any Pledge Agreement and each Pledge Agreement to be entered into after the Amendment Closing Date shall, on execution thereof, validly and effectively create the Encumbrances over the subject-matter thereof and the Collateral therein mentioned which the Pledge Agreement so supplemented or so executed after the Amendment Closing Date purports to create. Each of the Encumbrances created or evidenced by each Pledge Agreement due to be created on or before the Amendment Closing Date, shall, by not later than the Amendment Closing Date (or, in the case of any supplements to a Pledge Agreement or any Pledge Agreement to be entered into after the Amendment Closing Date, on execution of such supplement or Pledge Agreement), constitute a legal, valid, binding and enforceable perfected security interest ranking first and prior to any other Encumbrance or obligation (save for those Permitted Encumbrances and other Encumbrances expressly permitted under the terms of Pledge Agreements, if any, it being understood that no such other Encumbrances exist as of the Amendment Closing Date and any permission to incur any such Encumbrances following the Amendment Closing Date must be expressly given in writing by the Bank, BLUSA and the Collateral Agent), except: (a) where such enforceability is limited by: (i) applicable mandatory bankruptcy, insolvency, reorganisation, moratorium or other mandatory laws of general application relating to the enforcement of creditors’ rights generally; or (ii) mandatory laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and (b) in respect of any supplement to any Pledge Agreement to be entered into by any Obligor, to the extent the perfection thereof requires the recording or filing with a Governmental Body, which recordation or filing shall, in any event, be made on the execution thereof or promptly thereafter. Without derogating from the foregoing, all consents, registrations, filings and other actions that are necessary in order to establish, protect and perfect the Encumbrances purported to be created or evidenced under the Pledge Agreements over the assets and rights which are expressed to be subject to such Encumbrances under the Pledge Agreements shall have been duly received or taken prior to the Amendment Closing Date (or, in the case of any supplements to a Pledge Agreement or Pledge Agreements to be entered into after the Amendment Closing Date, on execution of such supplement or Pledge Agreement or promptly thereafter) or, with respect to filings with the Israeli Registrar of Companies, promptly thereafter and no later than as required by law and, in any event, in respect of any filings in respect of any Pledge Agreement or supplement thereto, entered, or to be entered into, by the Company, the governing law of which is not Israeli law, the Company will deliver to the Bank, within 14 days after the execution thereof, a certified copy of such Pledge Agreement or supplement, together with a notarized translation thereof into the Hebrew language and its prescribed particulars, as required under Applicable Law, duly executed by the Company, so as to enable the registration and the filing, thereof with the Israeli Registrar of Companies no later than as required by law. All taxes, fees and other charges relating to such filings, recordings, registration and other actions shall have been paid in full on or prior to the Amendment Closing Date (or, in the case of any supplements to a Pledge Agreement or Pledge Agreements to be entered into after the Amendment Closing Date, prior to the execution of such supplement or Pledge Agreement), or promptly thereafter.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
14.7.	Restrictions

Save for mandatory provisions of Applicable Law, there is no restriction on the realisation, foreclosure, transfer or sale of any Collateral under any such Security Document or on the application by the Bank or any other Person of any proceeds of any such realisation, foreclosure, transfer or sale (for the avoidance of doubt, without derogating from mandatory statutory preferences on liquidation).

14.8.	Litigation

To the knowledge of the Company, there is no action, litigation or legal proceeding pending or threatened against any Obligor, Gazit America or EOI or their respective assets or properties before any court or administrative agency which could reasonably be expected to result in a Material Adverse Effect.

14.9.	Shareholder Rights Plan

As of the Amendment Closing Date, neither EOI nor Gazit America has adopted or implemented, and currently does not have in effect, a shareholder rights plan, a shareholders’ rights agreement, “poison pill” mechanism or any other plan, agreement or mechanism which EOI or Gazit America may adopt or implement in an attempt, or in order to, prevent, delay, impede or restrict transfer of control of EOI or significant acquisitions of EOI Common Shares or Gazit America Shares, as applicable, or to dilute the holdings of any Person seeking to obtain control of EOI or Gazit America or seeking to acquire a significant acquisition of EOI Common Shares or Gazit America Shares, as applicable (a “Shareholder Rights Plan”) and none of the Obligors nor any other Non-Listed Subsidiary has voted to adopt or implement any of the foregoing.

14.10.	Organizational Documents

An updated accurate copy of EOI’s, Gazit America’s and each Guarantor’s Organizational Documents was delivered to the Bank on the Amendment Closing Date.

14.11.	Financial Information

All financial information and financial statements pertaining to the Company, the US Guarantors, MGN USA, Gazit America, EOI and any other Obligors provided, from time to time, to the Bank in connection with the Finance Documents (including, without limitation, all financial information and financial statements delivered to the Bank pursuant to clause 3.1.18 of the Amending Agreement and each of the financial statements to be delivered pursuant to clause 15.8 below): (a) have, in respect of such Person’s financial statements, been prepared in accordance with GAAP (save that, in respect of the Adjusted EOI Financial Statements which shall be reconciled to IFRS by the Auditors and save that, in respect of the financial statements of Gazit Generation, MGN America and MGN USA, the value attributed to EOI Common Shares in such financial statements may be based on their market value in lieu of any basis required by GAAP)), and (b) fairly and accurately present in all material respects the financial information and the financial condition and results of operations, as the case may be, of the Company, the US Guarantors, MGN USA, Gazit America, EOI or such other Obligor, as applicable, contained therein as at their respective preparation dates.

14.12.	Status of Guarantors

14.12.1.	(a) Each US Guarantor is a limited liability company (LLC) duly organised and validly existing under the laws of the State of Delaware.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
(b)	Each Guarantor Shareholder is a company duly incorporated, organised and validly existing under the laws of the State of Nevada.

(c)	Gazit Maple is a company duly incorporated, organised and validly existing under the laws of the province of Ontario.
14.12.2.
(a)   All of the Means of Control (represented by Unit Certificate No. 2 for one thousand (1,000) units which evidences 100% (one hundred percent) of the outstanding membership interests) in Gazit Generation are held by Gazit 1995, 66.63% (sixty-six point six three percent) of the Means of Control (represented by Unit Certificate No. 1 for six thousand six hundred and sixty-three (6,663) units) of MGN America is held by MGN USA and 33.37% (thirty-three point three seven percent) of the Means of Control of MGN America (represented by Unit Certificate No. 2 for three thousand three hundred and thirty-seven (3,337) units) is held by Gazit 1995. No US Guarantor and no Guarantor Shareholder has issued any option, warrant or other security or rights to acquire, or instruments convertible into, share capital of any US Guarantor or Guarantor Shareholder.

(b)	All of the Means of Control of Gazit Maple and of each Guarantor Shareholder are held by the Company or by a Non-Listed Subsidiary, directly or indirectly, wholly-owned by the Company. Neither Gazit Maple nor any Guarantor Shareholder has issued any option, warrant or other security or rights to acquire, or instruments convertible into, share capital of Gazit Maple other than to the Company or a Non-Listed Subsidiary wholly-owned by the Company.
14.12.3.	Each US Guarantor, under the terms of its respective Organizational Documents, has expressly “opted in” to Article 8 of the Delaware Uniform Commercial Code (the “DEUCC”) and elected to treat all its membership interests as “securities” (as defined in the DEUCC) for all purposes.

14.12.4.	None of the US Guarantors has conducted or carried on any business or other activities of whatsoever nature whether alone, or in partnership or under a joint venture, other than: (i) the holding, acquisition and, subject to clause 7 above and clauses 15.13 and 15.16 below, disposal, of EOI Common Shares; (ii) the payment of dividends to their respective members and the repayment of intercompany loans (in each case to the extent expressly permitted under, and subject to the terms and conditions of, the Loan Documents and the US Loan Documents); (iii) the making of intercompany loans pursuant to which no US Guarantor shall have any commitment, liability or obligation; (iv) in respect of MGN America, being party to, and complying with the provisions of, certain of the Loan Documents and the US Loan Documents (in their form prior to the Amendment Closing Date); (v) being party to, and complying with the provisions of, any Stock Purchase Plan; and (vi) being party to, and complying with the provisions of, certain of the US Loan Agreements (together, the “Permitted Activities”), and neither US Guarantor has any Indebtedness or has incurred or assumed any other obligation to any third party of whatsoever nature, save for: (a) Indebtedness under the Subordinated Shareholder Loan Agreements; (b) the respective obligations of the US Guarantors under the Loan Documents, the US Loan Documents and the Voting Agreements (in the form as delivered to the Bank pursuant to the Amending Agreement, unless and to the extent any such Voting Agreements have subsequently terminated or expired in accordance with their terms) to which any such US Guarantor is a party; (c) the obligations of the US Guarantors under any Stock Purchase Plan; and (d) other Permitted Indebtedness. Notwithstanding any reserve for Deferred Tax Liability in the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
financial statements of the US Guarantors, to be provided to the Bank pursuant to clauses 15.8.5 and 15.8.6 below or the Amending Agreement, any Deferred Tax Liability constitutes Indebtedness of MGN USA only and does not, and shall not, constitute, in whole or in part, Indebtedness on the part of any US Guarantor. Each US Guarantor has complied with all Applicable Laws in respect of the Permitted Activities and, without derogating from the generality of the foregoing, all purchases and sales of any EOI Common Shares by the US Guarantors (including, without limitation, the purchase or sale of any EOI Common Shares made pursuant to, or in connection with, any Stock Purchase Plan) have been made in accordance, and in compliance, with all Applicable Laws. Each US Guarantor party (or that has been a party) to a Stock Purchase Plan has performed, and is in compliance, with all its obligations thereunder and no event has occurred which constitutes a default, on the part of any such US Guarantor, under any such Stock Purchase Plan. To the best of the Company’s knowledge, no event has occurred which constitutes a default on the part of MSSB (as such term is defined in the MSSB Stock Purchase Plan) under the MSSB Stock Purchase Plan or any other counterparty to any other Stock Purchase Plan. There are no material disputes between any US Guarantor and any other Person (including, without limitation, any other Person party to a Stock Purchase Plan) regarding or relating to a Stock Purchase Plan.

14.12.5.	The sole purpose of each US Guarantor is to hold that part of the Collateral pledged by such US Guarantor under the Pledge Agreement to which such US Guarantor is party as pledgor, the holding of additional EOI Common Shares, to incur and assume Indebtedness to the Bank, BLUSA and the Collateral Agent pursuant to the terms of the Loan Documents and the US Loan Documents and otherwise to conduct other Permitted Activities in accordance with clause 14.12.4 above. None of the US Guarantors have elected to be treated as a corporation for US state or federal tax purposes.

14.12.6.	Any and all rents payable by Gazit Maple, periodic payments owing to prior secured creditors (if any) of Gazit Maple and any and all Canadian statutory priority claims including, without limitation, goods and services tax, provincial retail sales tax, workers compensation remittances, employee source deductions payable to the Canada Revenue Agency (including, without limitation, income tax, pension plan contributions and employment insurance premiums) have been paid in full and/or remitted (as the case may be) other than those that are not yet overdue.

14.13.	No Fraudulent Conveyance

14.13.1.	No Obligor has entered, and is not entering, into the arrangements contemplated under any Loan Document or Transfer Document to which it is a party, or intends to make any transfer or incur any obligations under any Loan Document or Transfer Document to which it is a party, with actual intent to hinder, delay or defraud either present or future creditors.

14.13.2.	On and as of each Relevant Date: (a) no Obligor or other Person party to a Transfer Document is insolvent or for any reason unable to meet its obligations as they generally become due; (b) no Obligor or other Person party to a Transfer Document has ceased paying its current obligations in the ordinary course of business as they generally become due; (c) the respective assets of each Obligor or of each other Person party to a Transfer Document are, at a fair valuation, sufficient, or, if disposed of at a fairly conducted sale under legal process, would be, sufficient to enable payment of all its obligations, due and accruing due; (d) the transferor of such Pledged Shares was not in breach of any obligations

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
owing to its secured creditors in connection with the transfer of such Pledged Shares; and (e) at the time of any such transfer to the transferee, no Person had a property interest in such Pledged Shares that would be violated by another Person holding, transferring or dealing with such Pledged Shares.
For the purposes of this clause 14.13: “Relevant Date” means the Transfer Date, the Amendment Closing Date and, in respect of paragraphs (a), (b) and (c) of clause 14.13.2 above, each date that an Advance or any other utilisation of the Credit is made; “Transfer Documents” means: (a) a contribution of shares agreement dated as of June 1, 2011 made between MGN USA and Gazit 1995, pursuant to which, inter alia, MGN USA transferred three million, one hundred and sixty-five thousand, five hundred and eleven and one hundred and sixty-one thousandth (3,165,511.161) EOI Common Shares to Gazit 1995; (b) contribution of shares agreement dated as of June 1, 2011 made between Gazit 1995 and Gazit Generation, pursuant to which, inter alia, Gazit 1995 transferred seven million, six hundred and forty-six thousand, eight hundred and six hundred and seventy-seven thousandth (7,646,800.677) EOI Common Shares to Gazit Generation; (c) contribution of shares agreement dated as of June 1, 2011 made between Gazit 1995 and Gazit Generation, pursuant to which, inter alia, Gazit 1995 transferred three million, one hundred and sixty-five thousand, five hundred and eleven and one hundred and sixty-one thousandth (3,165,511.161) EOI Common Shares to Gazit Generation; (d) a share transfer agreement dated December 23, 2010 made between Gazit Canada, Inc., Gazit Maple and Gazit 2003, Inc., pursuant to which, inter alia, Gazit Canada, Inc. transferred seven million, four hundred and seven thousand, eight hundred and eighty-eight (7,407,888) Gazit America Shares to Gazit Maple; and Gazit 2003, Inc. transferred eight hundred and sixty-five thousand three hundred and fifty (865,350) Gazit America Shares to Gazit Maple; and “Transfer Date” means, in respect of any Obligor, both the date of any Transfer Document to which such Obligor is party, and the date any transfer of EOI Common Shares or Gazit America Shares, as the case may be, is made pursuant to any such Transfer Agreement.
14.13.3.	By entering into these Additional Conditions and the other Loan Documents to which it is a party and the transactions contemplated hereby and thereby, neither the Company nor Gazit Generation is engaging in a fraudulent transfer or conveyance (constructive or otherwise).
14.14.	No Interest in Gazit America Shares

As at the Amendment Closing Date, neither the Company nor any of its affiliates holds any interest in any Gazit America Shares or any other securities of Gazit America other than the Gazit America Pledged Shares held by Gazit Maple.

14.15.	ERISA

During the five (5) year period prior to the date on which this representation is made or deemed made (or in the case of Gazit Generation, since the date of its formation), neither the Company nor any Commonly Controlled Entity (as such term is defined in the US Loan Agreement) has sponsored, maintained or had any obligation to contribute to any Plan (as such term is defined in the US Loan Agreement) subject to Title IV of ERISA (as such term is defined in the US Loan Agreement) or the minimum funding requirements of Section 412 of the Code (as such term is defined in the US Loan Agreement), or any Plan providing post-retirement welfare benefits (other than group health plan continuation coverage required by Applicable Law). Each Plan

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
sponsored or maintained by the Company or any Commonly Controlled Entity has complied in all material respects with the applicable provisions of ERISA and the Code.
Except where any representation is stated to be made only as at the Amendment Closing Date, the representations and warranties set out in this clause 14 shall survive the execution of these Additional Conditions and shall be deemed repeated on each date that a Request for Disbursement is made and the date the requested Advance or other utilisation of the Credit is to be made.
15.	Undertakings
The Company hereby undertakes to the Bank that from the Amendment Closing Date, and for so long as any sum remains payable or outstanding under any Loan Document or the Bank shall be under any obligation to provide any Credit or Advance, as follows:
15.1.	Loan to Value

Without prejudice to the terms and conditions hereof, the Company shall immediately notify the Bank if, on any Trading Day, the amount of the Total Unpaid Outstandings exceeds the Stop Loss Limit.

15.2.	Shareholder Rights Plan

The Company shall not, and shall procure that no Obligor or any other Non-Listed Subsidiary shall, vote in favour of, authorize, consent, approve, ratify or abstain in respect of, and shall procure that each Obligor and any other Non-Listed Subsidiary shall vote against and otherwise oppose, any resolution of the shareholders of EOI or Gazit America authorizing, approving, consenting or ratifying a Shareholder Rights Plan that does not exempt from its application the Bank, BLUSA, the Securities Intermediary, the Collateral Agent, any assignee under the US Loan Documents and any transferee of the Collateral (or any part thereof) within the framework of a realisation or foreclosure under any of the Security Documents (any such Shareholder Rights Plan that does not exempt as aforesaid a “Prohibited Shareholder Rights Plan”).

15.3.	Organizational Documents of EOI

The Company shall procure that no amendment shall be made, directly or indirectly, to any provision of EOI’s Organizational Documents (in the form as delivered to the Bank pursuant to clause 3.1.1 of the Amending Agreement (the “Current EOI Organizational Documents”)) that restrict any Person “Beneficially Owning” or “Constructively Owning” shares of “Capital Stock” or any exceptions or waivers under such Organizational Documents from any such restrictions (including any change in the definition of the terms “Excepted Holder” and “Excepted Holder Limit”). For this purpose, the terms “Beneficially Owning” and “Constructively Owning” shall have the same meaning respectively ascribed to the terms “Beneficially Own” and “Constructively Own” in the Current EOI Organizational Documents and the terms “Capital Stock”, “Excepted Holder” and “Excepted Holder Limit”, shall have the same meaning respectively ascribed to such terms in the Current EOI Organizational Documents. The Company further undertakes to procure that no amendment shall be made, directly or indirectly, to any provision of EOI’s Organizational Documents that in any way would: (a) restrict or prohibit the pledging or transfer upon realisation of any of the EOI Pledged Shares or other part of the Collateral; (b) vary or otherwise adversely affect any rights attaching to the EOI Pledged Shares; (c) result in the occurrence of a Default; or (d) adversely affect the value of the Collateral as collateral (such as, without limitation, affecting the ability of the Collateral Agent, the Bank or BLUSA from exercising any of their rights or remedies with respect to the EOI Pledged Shares as contemplated under the Loan

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Documents and the US Loan Documents). Subject to the foregoing, the creation of a new class of equity shares in EOI shall not, in and of itself, be a breach of the foregoing undertaking. The Company further undertakes to notify the Bank: (i) of any proposed resolution of the shareholders of EOI to amend, restate or otherwise adopt, new Organizational Documents of EOI as soon as any notice to EOI’s shareholders in respect of the same is despatched or otherwise made available to the public; and (ii) of any amendment, restatement or adoption of new Organizational Documents of EOI, immediately upon EOI’s and/or EOI’s shareholders’ approval thereof.
15.4.	Accounting Standards

The Company undertakes that each set of financial statements of the Company, Gazit America, the US Guarantors, MGN USA and EOI and the Supplemental Information Packages and the Adjusted EOI Financial Statements to be delivered pursuant to clause 15.8 below, shall: (a) in respect of the financial statements of the Company, Gazit America and EOI to be delivered pursuant to clause 15.8 below, be prepared in accordance with GAAP, accounting practices, standards, policies and principles and financial reference periods consistent with those applied in the preparation of the financial statements of such Persons published prior to the date of the Amending Agreement, unless and to the extent the Bank is notified otherwise pursuant to clause 15.6 below and the Company elects to deliver Corresponding Financial Statements pursuant to clause 15.7 below; (b) in respect of the financial statements of each US Guarantor, MGN USA and Gazit Maple, be prepared in accordance with GAAP (save that, in respect of the financial statements of Gazit Generation, MGN America and MGN USA, the value attributed to EOI Common Shares in such financial statements may be based on their market value in lieu of any basis required by GAAP); (c) be prepared in accordance with, and shall comply with, Applicable Law; (d) fairly represent the financial condition of the Company, Gazit America, the US Guarantors, EOI, MGN USA and Gazit Maple, as applicable, as of the dates and for the periods stated therein; (e) in respect of each Supplemental Information Package: (i) be prepared using the same accounting policies and practices consistent with those applied in the preparation of the supplemental information package of EOI for the period ending December 31, 2010, unless and to the extent the Bank is notified otherwise pursuant to clause 15.6 below; and (ii) shall contain information extracted only from the corresponding annual or quarterly EOI’s Financial Statements, as applicable and shall not otherwise be inconsistent with, or contradict, such EOI’s Financial Statements; and (f) in respect of the Adjusted EOI Financial Statements, constitute the corresponding consolidated balance sheet and consolidated statement of operations of EOI from its applicable annual or quarterly EOI’s Financial Statements (and, without derogating from the foregoing, shall only contain information extracted from the balance sheet and consolidated statement of operations of such EOI’s Financial Statements and, save for any adjustment to be made thereto in accordance with IFRS, shall not otherwise be inconsistent or contradict such EOI’s Financial Statements) reconciled to IFRS by the Auditors and shall clearly set out all adjustments that have been made thereto in order to make any such reconciliations.

15.5.	Reserved.

15.6.	Notification of Changes in New Accounting Treatment

The Company undertakes that it shall immediately notify the Bank in writing if, in relation to any Relevant Financial Statement to be delivered pursuant to clause 15.8 below, there has, since the date of the Amending Agreement, been any change to GAAP (irrespective of whether any such change has general application to other companies) or if the Company, Gazit America or EOI, as applicable, has adopted or introduced any change in any of their respective accounting principles, standards,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
policies, practices or financial periods (irrespective of whether any such change has general application to other companies), any of the foregoing change, adoption or introduction of any change hereinafter “New Accounting Treatment”.
15.7.	Revisions to the Financial Ratios

In the event of any New Accounting Treatment and the Bank, in its reasonable discretion, determines that such New Accounting Treatment caused and/or may cause any change to any Relevant Financial Statement (if such Relevant Financial Statement had been prepared without applying any such New Accounting Treatment), the Company and the Bank shall negotiate in good faith any amendments to the financial ratio provisions contained in clause 1.1.80(b), clause 7.6.3, clause 7.6.4, clause 9.12, clause 9.13, clauses 9.18 to 9.21 (inclusive), clause 9.23 and clause 13.3 above, required—if at all—in order to revise the relevant financial ratios contained therein, to take into account such New Accounting Treatment with the intention of adjusting such financial ratios to preserve the original intended commercial and economic effect which such financial ratios were intended to achieve. In case no agreement is reached between the Bank and the Company with respect to such revisions to such financial ratios within thirty (30) days of the commencement of such negotiations, the Bank shall be entitled (without derogating from any other rights it may have under these Additional Conditions) to notify the Company of any such revisions to clause 1.1.80(b), clause 7.6.3, clause 7.6.4, clause 9.12, clause 9.13, clauses 9.18 to 9.21 (inclusive), clause 9.23 and clause 13.3 above (including any changes to the definitions of any defined terms used therein) required by the Bank, in order to revise the relevant financial ratios contained therein, to take into account such New Accounting Treatment with the intention of revising such financial ratios to, what the Bank believes was, the original intended commercial and economic effect which such financial ratios were intended to achieve. Any such revisions shall be binding on the Company from the end of the Quarter following the Quarter in which such notice is given by the Bank to the Company. No such revision shall be made to the computation of EOI Real Estate Assets or EOI Total Shareholders’ Equity if the New Accounting Treatment merely consists of the adoption by EOI of IFRS in the same form as it existed immediately prior to the Amending Agreement. Notwithstanding the above, in any such event, the Company shall be entitled to provide to the Bank, commencing from when any such revisions of the Bank would have taken effect, at the same time any Relevant Financial Statements, the subject of any New Accounting Treatment, are delivered to the Bank pursuant to clause 15.8 below, corresponding Relevant Financial Statements (“Corresponding Financial Statements”) prepared in accordance with the same GAAP, accounting principles, standards, policies, practices and financial periods (for the avoidance of doubt, such Corresponding Financial Statements to be audited or, in the case of Quarterly financial statements, reviewed, by the relevant auditors of the relevant entity), as were in effect prior to the introduction of, and without applying, the New Accounting Treatment and, subject to the delivery thereof to the Bank (including for each subsequent Quarter), in such a case, the provisions of clause 9.12, clause 9.13, clauses 9.18 to 9.21 (inclusive) and clause 9.23 above shall remain unaltered and the Bank shall not be entitled to revise any such provisions and, for the purpose of computing any ratio contained in such clauses that relate to any item derived from any Relevant Financial Statements the subject of any New Accounting Treatment, as aforesaid, such items shall, instead, be derived from its Corresponding Financial Statements to be delivered to the Bank.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
15.8.	Financial Statements, Officer’s Certificate and Financial Information
The Company undertakes that it shall deliver to the Bank:
15.8.1.	within seven (7) Business Days after the publication of the Company’s audited consolidated financial statements for a Financial Year or, if earlier, within ninety (90) days after the end of each Financial Year, a copy of: the Company’s audited annual financial statements on a consolidated basis for that Financial Year and a copy of the Non-consolidated Expanded Financial Statements of the Company for that Financial Year, each consisting of a balance sheet and statement of operations, including, in respect of the consolidated financial statements of the Company only, cash flows, prepared in accordance with IFRS;
15.8.2.	within seven (7) Business Days after the publication of the Company’s quarterly unaudited, reviewed and consolidated financial statements or, if earlier, within sixty (60) days after the end of the first (1st), second (2nd) and third (3rd) Quarters of each Financial Year, a copy of the Company’s unaudited reviewed and consolidated quarterly financial statements and a copy of the Non-consolidated Expanded Financial Statements of the Company for each such Quarter, in each case consisting of a balance sheet and statement of operations, including, in respect of the consolidated financial statements of the Company only, cash flow for each such period, prepared in accordance with IFRS;
15.8.3.	within seven (7) Business Days after the publication of the Company’s audited consolidated financial statements for a Financial Year or, if earlier, within ninety (90) days after the end of each Financial Year: (a) the audited consolidated EOI’s Financial Statements for that Financial Year and the corresponding Adjusted EOI Financial Statements (reconciled to IFRS by the Auditors) for that Financial Year; and (b) the audited consolidated Gazit America Financial Statements for that Financial Year. The Company shall also deliver the Supplemental Information Package for each Financial Year within seven (7) Business Days after the publication of the Company’s audited consolidated financial statements for such Financial Year (and, for the avoidance of doubt, the Company shall not be in breach of its obligation to deliver such Supplemental Information Package in the event EOI shall not publish the same on or before the date corresponding to the date falling seven (7) Business Days after the publication of such audited consolidated financial statements of the Company);
15.8.4.	within seven (7) Business Days after the publication of the Company’s quarterly unaudited, reviewed and consolidated financial statements or, if earlier, within sixty (60) days after the end of the first (1st), second (2nd) and the third (3rd) Quarters of each Financial Year, a copy of the unaudited reviewed and consolidated: (a) EOI’s Financial Statements for each such Quarter and the corresponding Adjusted EOI Financial Statements (reconciled to IFRS by the Auditors) for each such Quarter; and (b) the Gazit America Financial Statements for each such Quarter. The Company shall also deliver the Supplemental Information Package for each such Quarter within seven (7) Business Days after the publication of the Company’s quarterly unaudited consolidated financial statements for such Quarter (and, for the avoidance of doubt, the Company shall not be in breach of its obligations to deliver such Supplemental Information Package in the event EOI shall not publish the same on or before the date corresponding to the date falling seven (7) Business Days after the publication of such unaudited, reviewed and consolidated financial statements of the Company);

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
15.8.5.	within seven (7) Business Days after the publication of the Company’s consolidated financial statements for a Financial Year or, if earlier, within ninety (90) days after the end of each Financial Year, a copy of Gazit Maple’s, each US Guarantor’s and MGN USA’s respective audited financial statements;
15.8.6.	within seven (7) Business Days after the publication of the Company’s quarterly unaudited, reviewed consolidated financial statements or, if earlier, within sixty (60) days after the end of the first, second or third Quarters of each Financial Year, a copy of Gazit Maple’s, each US Guarantor’s and MGN USA’s respective unaudited, unreviewed by the Auditors, quarterly financial statements, together with a certificate from the Auditors certifying the amount of the respective Indebtedness, as at the end of each such Quarter, of each of Gazit Generation, Gazit 1995, MGN American and MGN USA under Subordinated Shareholder Loans;
15.8.7.	at the same time as any financial statements of the Company and/or EOI and/or Gazit America and/or of any US Guarantor and/or MGN USA and/or Gazit Maple and/or the Adjusted EOI Financial Statements are delivered to the Bank pursuant to this clause 15.8 : (a) a certificate, in the form set out in Schedule B attached hereto (“Compliance Certificate”), signed by the Chief Financial Officer or the Chief Executive Officer of the Company: (i) certifying and setting out in detail, its computation, as at the date of the last day of the period covered by such financial statements, of each of the financial ratios set out in clause 9.12, clause 9.13, clauses 9.18 to 9.21 (inclusive) and clause 9.23 above; (ii) in the event of any New Accounting Treatment applying to any of the foregoing financial statements, setting forth details of such New Accounting Treatment; (iii) confirming that no Default has occurred and is continuing (or if any such Default is continuing, specifying the relevant Default and the steps, if any, being taken to remedy it); (iv) confirming the amount of Promote taken into account in the revenues of EOI for the period covered by such Compliance Certificate; (v) confirming that no US Guarantor has any Indebtedness except for Permitted Indebtedness; and (vi) setting out any other information required under these Additional Conditions to be included in such certificate; (b) a certificate, in a form reasonably satisfactory to the Bank, from the Auditors, certifying, in respect of any Adjusted EOI Financial Statements, its reconciliation to IFRS and its calculation of the NAV and NAV Per EOI Share as at the end of the period covered by such Adjusted EOI Financial Statements, together with the adjustments to IFRS and the computation of the financial ratios referred to above in the respective formats of Schedules A1 and A2 hereto and any further adjustments if any Corresponding Financial Statements are to be delivered pursuant to clause 15.7 above; and (c) any Corresponding Financial Statements, to the extent such financial statements are to be delivered pursuant to clause 15.7 above, for each Quarter or Financial Year of EOI, Gazit America or the Company, as applicable;
15.8.8.	promptly, such information publicly available (in respect of EOI and Gazit America) regarding the financial condition, business, assets and operations of the Obligors, Gazit America and EOI (including any reasonably requested amplification or explanation of any item in EOI’s Financial Statements, the Company’s financial statements, the Non-consolidated Expanded Financial Statements of the Company, the Supplemental Information Packages, the Adjusted EOI Financial Statements, the Gazit America Financial Statements, pro forma financial statements referred to in clause 9.9.2 above, the Compliance Certificates or other material provided by the Company under these Additional Conditions) as the Bank may, from time to time, reasonably request;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
15.8.9.	promptly, upon the Bank’s request, a certificate signed by the Company’s Chief Financial Officer or the Chief Executive Officer certifying that no Default has occurred and is continuing (or if any such Default is continuing, specifying the relevant Default and the steps, if any, being taken to remedy it);

15.8.10.	without derogating from clause 9.8 above, promptly, details of any Change in Control;

15.8.11.	without derogating from clause 9.8 above, details of any issuance of any shares in EOI or Gazit America after the Amendment Closing Date (including, without limitation, the issuance of options, warrants and any other securities or rights convertible, exchangeable or exercisable into any shares (of whatever class or series) of EOI or Gazit America, as applicable) constituting (together with any other share issuances made on or after the Amendment Closing Date or the last date on which any information in respect of EOI or Gazit America, as the case may be, is provided under this clause 15.8.11, as applicable) at least one percent (1%) of the issued and outstanding share capital of EOI on a Fully Diluted Basis or of Gazit America, as applicable, as at the last day of the Quarter immediately preceding such issuance, but excluding any issuance of securities to directors, officers, employees and consultants of EOI or Gazit America, as applicable, or any of their respective Subsidiaries, as applicable, within five (5) Business Days of the reporting of any such issue to the US Securities Exchange Commission or the Ontario Securities Commission or any other applicable securities commission, as applicable) or, if earlier, after the Company becoming aware of any such issue;

15.8.12.	within five (5) Business Days after they are received by the US Guarantors, copies of all documents dispatched by EOI to its shareholders relating to: (a) any change in EOI’s Organizational Documents; (b) any merger (including, without limitation, any Reorganisation or Merger (as defined in clause 9.9 above)); (c) any tender offer for any securities of EOI; (d) any recapitalisation or change in the share capital of EOI; (e) the liquidation or dissolution of EOI; (f) the delisting of any EOI Common Shares from any stock exchange; (g) the sale of all or substantially all of the assets of EOI; or (h) any other matter that adversely affects the Collateral or which reasonably likely results in or will result in the failure to achieve or comply with, or impairs the performance or satisfaction of, any financial ratio or other undertaking or representation under the Finance Documents or which otherwise relates to a Material Adverse Effect;

15.8.13.	within five (5) Business Days after its filing with the US Securities and Exchange Commission, a copy of: (a) any filing made by any Person pursuant to Schedules 13D or 13G or Section 16 of the US Securities Exchange Act, 1934; provided that, with respect to any filing made pursuant to Section 16 as aforesaid: (i) where the Company has notified the Bank of the filing made by a specific Person under Section 16, as aforesaid, no subsequent notification of a filing by such Person under Section 16, as aforesaid, to the Bank need be made, where such Person is Gazit or its affiliates, unless such filing relates to any disposal of any EOI Common Shares or, in respect of any other Person, where such filing had been made as a result of the acquisition or disposal of EOI Common Shares constituting (taking into account previous acquisitions and disposals of such Person not notified to the Bank), in the aggregate, less than 1% (one percent) of the then issued share capital of EOI; and (ii) no copy of such filing need be given to the Bank to the extent such filing is required to be made to the SEC by an officer or director of EOI by virtue only of his acting as an officer or director of EOI and not for any other reason; and (b) any filing made by EOI on Form 8-K where any such filing has been made due to the occurrence of any of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
the events set forth in items 1.03, 4.02, 5.01 or 5.03 of such form or any event referred to in paragraph (h) of clause 15.8.12 above;
15.8.14.	within five (5) Business Days after they are received by Gazit Maple, copies of all documents dispatched by Gazit America to its shareholders relating to any of the matters, or their Canadian or Ontario law equivalent, referred to in clause 15.8.12 above, as if each reference therein to “EOI” were a reference to “Gazit America”; and

15.8.15.	at the same time as they are dispatched, copies of all documents dispatched by the Company to its shareholders or its creditors generally (or any class of them) which relate to any of the matters, or their Israeli law equivalent, referred to in paragraphs (b) and (h) of clause 15.8.12 above, as if every reference therein to “EOI” were a reference to “the Company”. In addition, the Company shall deliver, immediately upon their being filed, any immediate report concerning any Person becoming, or ceasing to be, a “controlling person” (“baal shlita”) in the Company, as such term is defined in the Securities Law, 1968.

15.9.	Auditors Assistance

The Company shall authorise and instruct its Auditors, at the expense of the Company, to discuss with the Bank: (a) any financial statements of the Company (including, for the avoidance of doubt, any Non-consolidated Expanded Financial Statements of the Company); (b) the Company’s financial position; (c) any reconciliation performed by the Auditors in order to reconcile any balance sheet and statement of operation of EOI, extracted from EOI’s Financial Statements, to IFRS; (d) the Auditors’ calculation of EOI NAV and NAV per EOI Share; (e) any reconciliation made to any financial statement in order to prepare any Corresponding Financial Statement delivered by the Company pursuant to clause 15.7 above; (f) the Gazit America Financial Statements; (g) the effects of any New Accounting Treatment the subject of any notification made under clause 15.6 above; and/or (h) any other report or information required to be given by the Auditors in accordance with these Additional Conditions. In the event the Bank shall notify the Company that the Bank wishes to discuss any of the foregoing with the Auditors then the Company shall procure that the Auditors shall comply with such instructions and shall further instruct the Auditors to disclose to the Bank such information which the Bank may reasonably request. The Company shall be entitled to be present at any meeting between the Auditors and the Bank in connection with the foregoing.

15.10.	Company Assistance

The Company shall procure that its Chief Financial Officer and, if applicable, Chief Executive Officer, shall discuss with the Bank any Compliance Certificate delivered by the Company to the Bank and shall as soon as practicable provide the Bank with all such information as the Bank may reasonably request in connection with the Company’s calculations or determination of any accounting expression or financial ratio (including any items or components thereof and the effects of any New Accounting Treatment the subject of any New Accounting Notification) set forth in any Compliance Certificate.

15.11.	Regulations of the Board of Governors

None of the proceeds of the Credit and/or Other Credit will be used, directly or indirectly, to purchase or carry any “margin stock” (as defined in Regulation U (12 CFR, Part 221) of the Board of Governors of the Federal Reserve System) or for any purpose that will violate, or cause the Company or the Guarantors to be in violation of,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Regulation X (12 CFR, Part 224) of the Board of Governors of the Federal Reserve System. Neither the Company, nor the Guarantors, nor any subsidiary, nor any agent acting on its behalf has taken or will take (or has omitted or will omit to take) any action which might cause the Loan Documents and/or any of the Security Documents (including, without limitation, the aforesaid Pledge Agreements), any borrowing, or the making of any borrowing, under the Credit and/or Other Credit, or the application of the proceeds of any borrowing under the Credit and/or Other Credit to violate Regulation X or U or any other regulation of the Board of Governors of the Federal Reserve System, or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect on the date or dates of such borrowing and use of proceeds. The Company is not controlled by, or acting on behalf of, or in conjunction with, any “United States Person” to obtain credit outside the United States of America to purchase or to maintain, reduce or retire indebtedness originally incurred to purchase, any “United States Security” within the meaning of such terms under said Regulation X as amended.
15.12.	Disclosure of Sources of Repayment

If and to the extent any repayment on account of any Advance (including interest thereon) is to be made by way of a direct transfer of funds from outside of the State of Israel to the Bank, then the Company shall deliver to the Bank a notice, setting out the sources of such payment, concurrently therewith, such notice to include any information reasonably required by the Bank with respect to funds originating from abroad.

15.13.	US Guarantors

15.13.1.	The Company shall procure that no US Guarantor shall assume, incur or otherwise permit to be outstanding any Indebtedness or any other obligation of whatsoever nature, save for Permitted Indebtedness. The Company shall also procure that no US Guarantor shall be a party to, or its assets bound by, any contract, agreement, commitment or undertaking other than under: (a) any Loan Document or US Loan Document to which it is a party; (b) any Subordinated Shareholder Loan Agreement to which it is a party as a borrower; (c) without derogating from clause 15.14 below, the Voting Agreements (other than those Voting Agreements that have, after the date hereof, terminated or expired in accordance with their terms) to which it is a party; (d) any Approved Voting Agreement (as defined in clause 15.14.3 below) to which it is a party (other than those Approved Voting Agreements that have, after the date hereof, terminated or expired in accordance with their terms); (e) without derogating from clause 15.13.5 below, any Stock Purchase Plan; and (f) the making of intercompany loans pursuant to which no US Guarantor has any commitment, liability or obligation. Without derogating from the undertakings of the Company set forth in this clause 15.13.1, the Company shall procure that the Deferred Tax Liability shall at all times not be Indebtedness of any US Guarantor and, without derogating from its foregoing undertakings as aforesaid, if and to the extent any Deferred Tax Liability becomes payable by any US Guarantor, the Company undertakes, forthwith, to pay such Indebtedness.

15.13.2.	The Company shall procure that no US Guarantor shall do any of the following: (a) carry on any business of whatsoever nature save for the holding of, or having an interest in, that part of the Collateral pledged by such US Guarantor under the Pledge Agreement to which such US Guarantor is party as pledgor and, subject to clause 15.13.4 below, the holding of additional EOI Common Shares and any other Permitted Activities; (b) subject to clauses 7.6 and 7.7 above and clause 15.13.4 below, sell, transfer or otherwise dispose of any of the Collateral

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
(including, without limitation, the EOI Pledged Shares) or any rights arising therein or in relation thereto; (c) make any loans or advances or give any guarantee to, or for the benefit of, any other Person, save in favour of the Bank under the Loan Documents and BLUSA under the US Loan Documents and save for the making of intercompany loans pursuant to which no US Guarantor shall have any commitment, liability or obligation; (d) amend its Organisational Documents in any respect without the prior written consent of the Bank and BLUSA; (e) issue, release or purchase (other than purchase of EOI securities) any securities (including, without limitation, any security convertible into membership interests), unless, in respect of the issue by a US Guarantor of any securities, such securities are issued to, released to, or purchased by, a Guarantor Shareholder and simultaneously duly pledged by way of a first priority perfected security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA to secure repayment of the Secured Obligations under a Security Document; and (f) elect to be treated as a corporation for US state or federal tax purposes.
15.13.3.	The Company shall procure that no US Guarantor shall assume, incur or otherwise permit to be outstanding any Indebtedness of whatsoever nature under a Subordinated Shareholder Loan unless such Subordinated Shareholder Loan shall have first been duly pledged, by the relevant Subordinated Lender, by way of a first priority perfected security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA to secure repayment of the Secured Obligations under a Pledge Agreement that has been executed and delivered to the Collateral Agent either on or before the Amendment Closing Date and/or otherwise, if made after the Amendment Closing Date, under a Pledge Agreement in form and substance reasonably acceptable to the Collateral Agent, the Bank and BLUSA and in respect of which the Collateral Agent, the Bank and BLUSA had first received a legal opinion in a form reasonably acceptable to them. Without derogating from clause 7.7 above, for so long as no Default has occurred or is continuing, or will occur as a result of the repayment of principal or interest on any Subordinated Shareholder Loans, a US Guarantor may repay principal and interest of a Subordinated Shareholder Loan in accordance with the provisions of the Guarantor Subordination Agreement.

15.13.4	The Company shall procure that no US Guarantor may purchase any EOI Common Shares or sell any EOI Common Shares (including, without limitation, permitting, or giving any instructions for, the purchase, or sale of any EOI Common Shares pursuant to, or in connection with a Stock Purchase Plan) unless any such purchase or sale, as applicable, is made in accordance, and in compliance, with all Applicable Laws.

15.13.5	Without derogating from the undertaking in clause 15.13.1 above, in the event a US Guarantor is, or is to become, a party to, bound by, or subject to any written plan for trading securities that meets the criteria as set forth in Rule 10b5-1(c) under the US Securities Exchange Act of 1934 (“Rule 10b5-1 Plan”), then the Company shall procure that such Rule 10b5-1 Plan shall, at all times, be a Stock Purchase Plan. For the purposes of these Additional Conditions, a “Stock Purchase Plan” means the MSSB Stock Purchase Plan or any other Rule 10b5-1 Plan that: (A) is on identical terms to the terms as set forth in the MSSB Stock Purchase Plan (other than, without derogating from clause 15.13.4 above, the written instructions concerning the purchase of EOI Common Shares set forth in Appendix A thereto and that the identity of the “Purchaser” thereunder may be Gazit Generation) provided that a true copy thereof is delivered to the Bank as soon as practicable after the execution thereof; or (B) has been approved in writing by the Bank in advance, which approval, without derogating from the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
requirement to receive such approval in advance, shall be given in the event that such plan is on substantially the same terms as the MSSB Stock Purchase Plan (other than, without derogating from clause 15.13.4 above, the written instructions concerning the purchase of EOI Common Shares which need not be disclosed to the Bank and that the identity of the “Purchaser” thereunder may be Gazit Generation and the counterparty thereto need not be MSSB). The Company shall further procure that: (a) each US Guarantor party to a Stock Purchase Plan shall comply with, and perform, all its obligations thereunder; (b) without derogating from the final sentence of this clause 15.13.5, no US Guarantor shall incur or assume any Indebtedness under or in connection with any Stock Purchase Plan (including, without limitation, in respect of any activity undertaken or contemplated thereunder) other than the payment by such US Guarantor of commission to the counterparty thereto pursuant to the terms of the Stock Purchase Plan that such US Guarantor is a party (which Indebtedness will be funded from: (i) monies withdrawn from such US Guarantor’s Securities Account pursuant to clause 7.7 above; (ii) the proceeds of any Subordinated Shareholder Loans made to such US Guarantor; (iii) without derogating from clause 15.13.2 above, the proceeds from any subscription monies received by such US Guarantor on account of the issue of any securities by such US Guarantor; or (iv) without derogating from clauses 7.6, 7.7 and 15.13.4 above, the proceeds from the sale of any EOI Common Shares or any distributions made in respect of any EOI Common Shares); and (c) no Stock Purchase Plan shall be amended or modified in any way unless any such amendment or modification is approved in advance, in writing, by the Bank, which approval, without derogating from the requirement to receive such approval in advance, shall be given if such amendment or modification is not adverse to the interests of the Bank or if, after taking into account any such amendment or modification, such Stock Purchase Option Plan is on terms substantially the same, in all material respects, as a Stock Purchase Plan previously approved by the Bank pursuant to subclause (B) of this clause 15.13.5 above. No approval need be given by the Bank where the amendment or modification provides merely for the extension of the term of Stock Purchase Plan or, subject to clause 15.13.4 above and the preceding provisions of this clause 15.13.5 above, amends the written instructions concerning the purchase of EOI Common Shares which need not be disclosed to the Bank. For the avoidance of doubt: (1) the termination or expiry of the Stock Purchase Plan, in circumstances substantially similar to those as set forth in Section E of the MSSB Stock Purchase Plan, shall not, in and of itself, constitute a Default under this clause 15.13.4; and (2) without derogating from clause 15.13.4 above and the preceding provisions of this clause 15.13.5, if the terms of a Stock Purchase Plan contain warranties and indemnities substantially similar, in all material respects, to the warranties and indemnities as set forth in Sections B and F (together with the limitation set out therein) of the MSSB Stock Purchase Plan, then, provided, and for so long as, the US Guarantor party thereto is not in breach of any such warranties and provided further, and for so long as, no event or circumstance has arisen that gives rise to a claim for indemnification thereunder, the giving of such warranties and indemnities shall not, in and of itself, constitute a Default under this clause 15.13.5 (it being understood, for the avoidance of doubt, that any such breach, event or circumstance, shall constitute a Default).
15.14.	Negative Pledge

15.14.1.	The Company shall not, and shall procure that no Obligor shall, create or permit to subsist any Encumbrance: (a) on any part of the Collateral, including, without limitation, on the Pledged Shares (save for: (i) Encumbrances created in favour of the Collateral Agent for the benefit of the Bank and BLUSA under the Security Documents; and (ii) Permitted Encumbrances); (b) over any Subordinated

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Shareholder Loan, save for Encumbrances created in favour of the Collateral Agent for the benefit of the Bank and BLUSA under the Security Documents; and (c) over any bank or deposit account that may be opened by any US Guarantor (save for: (i) Encumbrances created in favour of the Collateral Agent for the benefit of the Bank and BLUSA under the Security Documents; and (ii) Permitted Encumbrances).
15.14.2.	The Company shall procure that none of the US Guarantors shall be parties to, nor any of the EOI Pledged Shares shall be bound by, subject to, restricted or limited by, or otherwise bound by any options, proxies (other than the Irrevocable Proxies), voting agreements, voting trusts, tag-along rights, co-sale rights, drag-along rights or similar such rights other than the tag-along rights and voting agreements as set forth in the Voting Agreements in their form as delivered to the Bank pursuant to the Amending Agreement (or, subject to clause 15.14.5 below, as otherwise may be amended, terminated or expired after such date in accordance with their respective terms) and in any other Approved Voting Agreement (as defined below) in respect of which any US Guarantor is a party, provided that such tag-along rights and voting agreements shall not apply in the event of any sale or realisation of any of the Collateral nor will otherwise bind the Collateral Agent, the Bank, BLUSA or any third party purchaser of any part of the Collateral upon the realisation of any of the Encumbrances purported to be created under the Security Documents.

15.14.3.	The Company shall procure that none of the Gazit America Pledged Shares and no pledgor (including, without limitation, Gazit Maple) of the Gazit America Pledged Shares shall be party to, or bound by, subject to, restricted or limited by or otherwise bound by any options, proxies, voting agreements, voting trusts, tag-along rights, co-sale rights, drag-along rights or similar such rights other than under an Approved Voting Agreement. For the purposes of these Additional Conditions, an “Approved Voting Agreement” is a voting agreement that has been approved in writing by the Bank in advance, which approval, without derogating from the requirement to receive such approval in advance, shall be given in the event the only obligations in connection therewith which affects any of the Pledged Shares are as follows: (a) without derogating from clause 9.8 above, an undertaking to vote at a shareholders’ meeting in favour of the election of a Person as a director of the relevant company; and (b) without derogating from clauses 7.5 and 7.6 above, with respect to EOI Common Shares, tag-along or co-sale rights on the sale of such shares, provided that any such rights terminate, with no liability on the part of the Collateral Agent, the Bank, BLUSA, any Obligor or any other Person in connection therewith, upon the realisation of any Encumbrances purported to be created under any of the Security Documents.

15.14.4.	The Company shall procure that none of the Guarantor Shareholders (in respect of any shares in the US Guarantors or in respect of the EOI Pledged Shares held by such US Guarantors) nor any shares or other securities in any US Guarantor shall be bound by, subject to, restricted or limited by, or otherwise affected by any options, proxies, voting agreements, voting trusts, tag-along rights, co-sale rights, drag-along rights or similar such rights (other than, for the avoidance of doubt, with respect only to EOI Pledged Shares held by the US Guarantors, procuring that the US Guarantors shall comply with such of the Guarantor Shareholders’ obligations under a Voting Agreement or Approved Voting Agreement to which they are party with respect to the EOI Pledged Shares held by such US Guarantors).

15.14.5.	The Company shall procure that no Voting Agreement or Approved Voting Agreement shall be amended or modified in any way unless any such

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amendment or modification is approved in advance, in writing, by the Bank, which approval, without derogating from the requirement to receive such approval in advance, shall be given if such amendment or modification would have been approved pursuant to clause 15.14.3 above if the same had been a new Approved Voting Agreement. No approval need be given by the Bank where the amendment or modification provides merely for the extension of the term of any Voting Agreement or Approved Voting Agreement. For the avoidance of doubt, the termination or expiry of a Voting Agreement or an Approved Voting Agreement, in accordance with its terms, shall not, in and of itself, constitute a Default under this clause 15.14.5.
15.15.	Nominee Directors
The Company shall promptly notify the Bank, in writing, of the identity of each individual it, or any of its affiliates, has, or will, nominate, from time to time, to the Board of Directors of EOI and in respect of whom it, or any of its affiliates, has directed a party (not being an affiliate of the Company) to a Voting Agreement or an Approved Voting Agreement, pursuant to such Voting Agreement or Approved Voting Agreement, to vote, or cause to be voted, its and/or its affiliates’ securities in EOI in favour of such nomination at a shareholders’ meeting of EOI (any such individual nominated, as aforesaid, a “Nominated Director”), such notification shall, in addition, identify those individuals, in respect of whom it or any of its affiliates has so directed, as aforesaid, in order to comply with any obligation that the Company or any of its affiliates may have under any other Voting Agreement or Approved Voting Agreement (any such individual, a “Third Party Directed Nominated Director”). For so long as any Voting Agreement or Approved Voting Agreement is in force, if at any time the majority of the Board of Directors of EOI is not comprised of Nominated Directors (disregarding, for the avoidance of doubt, any Third Party Directed Nominated Director), then such event shall be deemed to constitute prima facie evidence that a Change of Control pursuant to paragraph (b)(8) of clause 1.1.21 above shall have occurred.
15.16.	Rights attaching to the EOI Common Shares
The Company shall procure that at all times:
15.16.1.	the rights attaching to the EOI Pledged Shares shall constitute not less than 20% (twenty percent) of all the Means of Control of EOI on a Fully Diluted Basis; and

15.16.2.	the rights attaching to the Qualified EOI Common Shares shall constitute not less than 33.3% (thirty-three point three percent) of all the Means of Control of EOI on a Fully Diluted Basis and for this purpose “Qualified EOI Common Shares” means: (a) the EOI Pledged Shares; and (b) the EOI Common Shares (other than the EOI Pledged Shares) which are both: (i) free and clear of any Encumbrances other than Permitted Encumbrances and other than Encumbrances created in favour of any member(s) of the Bank Leumi Group to secure any Indebtedness other than Secured Obligations; and (ii) held solely by: (1) the Company; (2) any Non-Listed Subsidiary wholly-owned, directly or indirectly, by the Company, provided that the issued share capital and all other securities of such Non-Listed Subsidiary (including, if any, all intermediate holding companies of such Non-Listed Subsidiary) are free and clear of Encumbrances (other than Encumbrances created in favour of any member(s) of the Bank Leumi Group); or (3) any Listed Subsidiary, provided: (A) in respect of any Listed Subsidiary which is a public company: (I) it has no intermediate holding company which is a public company (excluding, for the avoidance of doubt, the Company); (II) a majority of all the Means of Control of such Listed Subsidiary are held by the Company or a wholly-owned Non-Listed Subsidiary of

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the Company; and (III) the issued share capital and all other securities of such Listed Subsidiary that are held by the Company or such Non-Listed Subsidiary (including any intermediate holding company of such Non-Listed Subsidiary), are free and clear of any Encumbrances (other than Encumbrances created in favour of any member(s) of the Bank Leumi Group); and (B) in respect of a Listed Subsidiary which is a private company, such company shall be a wholly-owned Subsidiary of a Listed Subsidiary which is a public company referred to in sub-paragraph (A) of this clause 15.16.2(3) and the issued share capital and all other securities of such Listed Subsidiary are free and clear of any Encumbrances (other than Encumbrances created in favour of any member(s) of the Bank Leumi Group).
15.17.	Rights attaching to the Gazit America Pledged Shares

The Company shall procure that at all times the rights attaching to the Gazit America Pledged Shares shall constitute a majority of all of the Means of Control of Gazit America.
15.18.	Gazit America
15.18.1.	The Company undertakes that neither it nor any of its Non-Listed Subsidiaries (including, for the avoidance of doubt, Gazit Maple) shall, after the Amendment Closing Date, acquire any Gazit America Shares or any other securities of Gazit America unless such Gazit America Shares and other securities shall, upon any such acquisition: (a) be duly pledged by way of a perfected first security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA to secure repayment of the Company Secured Solo Obligations and the Company’s obligations under the Company Guarantee under a Security Document in form and substance reasonably acceptable to the Bank and BLUSA and in respect of which the Bank and BLUSA had first received a legal opinion in a form reasonably acceptable to the Bank and BLUSA; (b) be deposited in, and credited as financial assets to, securities accounts established and maintained by the relevant pledgor in New York, New York, USA, with Leumi Investment Services Inc. and cleared and carried by Pershing LLC; (c) such securities accounts and all securities and other financial assets credited thereto shall, without limiting the generality of the preceding paragraph (a) of this clause 15.18.1, be duly pledged in the manner contemplated under the said paragraph (a); and (d) if any such acquisition is to be made by a Non-Listed Subsidiary that is not a party to a Guarantee, such Non-Listed Subsidiary shall before acquiring any Gazit America Pledged Shares which are required to be pledged under this clause 15.18.1, enter into and deliver to the Collateral Agent a guarantee, in the same form, mutatis mutandis, as the Guarantee entered into by Gazit Maple and delivered to the Collateral Agent or the Bank as a condition precedent under the Amending Agreement. Notwithstanding the foregoing, no such pledging of Gazit America Shares acquired by the Company or any Non-Listed Subsidiary after the Amendment Closing Date, not otherwise automatically pledged under the terms of any Pledge Agreement, shall be required where any such Gazit America Shares acquired, as aforesaid, constitute, together with any other Gazit America Shares held by the Company or any Non-Listed Subsidiary that are not, in accordance with this sentence of this clause 15.18, pledged in favour of the Collateral Agent, less than 1% (one percent) of the issued share capital of Gazit America. For the avoidance of doubt all bonus shares and other related rights distributed or issued in respect of any Gazit America Pledged Shares to an Obligor shall, despite the foregoing, be pledged, in favour of the Collateral Agent for the benefit of the Bank and BLUSA to secure repayment of the Company

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Secured Solo Obligations and the Company’s obligations under the Company Guarantee in accordance with the terms of the relevant Pledge Agreement.
15.18.2.	The Company shall procure that no amendment shall be made, directly or indirectly, to Gazit America’s Organizational Documents that in any way would: (a) restrict or prohibit the pledging, or transfer upon realisation, of any of the Gazit America Pledged Shares or other part of the Collateral; (b) vary or otherwise adversely affect any rights attaching to the Gazit America Pledged Shares; (c) result in the occurrence of a Default; or (d) adversely affect the value of the Collateral as collateral (such as, without limitation, affecting the ability of the Collateral Agent, the Bank or BLUSA from exercising any of their rights or remedies with respect to the Gazit America Pledged Shares as contemplated under the Loan Documents and the US Loan Documents). The Company further undertakes to notify the Bank: (i) of any proposed resolution of the shareholders of Gazit America to amend, restate or otherwise adopt, new Organizational Documents of Gazit America as soon as any notice to Gazit America’s shareholders in respect of the same is despatched or otherwise made available to the public; and (ii) of any amendment, restatement or adoption of new Organizational Documents of Gazit America, immediately upon Gazit America’s and/or Gazit America’s shareholders’ approval thereof.
15.19.	Guarantor Shareholders
The Company shall procure that: (a) no Guarantor Shareholder shall assume, incur or otherwise permit to be outstanding any Indebtedness of whatsoever nature to the Company or any affiliate of the Company other than Indebtedness under a Subordinated Shareholder Loan made by a Subordinated Lender to such Guarantor Shareholder; (b) subject to the final sentence of this clause 15.19, all rights of the relevant Subordinated Lender in respect of such Subordinated Shareholder Loan shall have been first duly pledged by the relevant Subordinated Lender by way of a first priority perfected security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA to secure repayment of the Secured Obligations; (c) the aggregate outstanding principal amount (disregarding for this purpose any capitalised or rolled up interest) of Subordinated Shareholder Loans made by the Subordinated Lenders to the Guarantor Shareholders under Subordinated Shareholder Loans shall not at any time before the Termination Date (as such term is defined in the Guarantor Subordination Agreement) be less than USD 250 million; and (d) any pledge referred to in the preceding paragraph (b) shall have been made under a Pledge Agreement, that had been executed and delivered to the Collateral Agent for the benefit of the Bank and BLUSA by the relevant Subordinated Lender either on or before the Amendment Closing Date and/or otherwise, if made after the date hereof, under a Pledge Document, executed and delivered to the Collateral Agent for the benefit of the Bank and BLUSA by the relevant Subordinated Lender, which is in a form and substance reasonably acceptable to the Collateral Agent, the Bank and BLUSA and in respect of which the Collateral Agent, the Bank and BLUSA had first received a legal opinion in a form reasonably acceptable to them. For the avoidance of doubt, but without derogating from the foregoing: (i) no Subordinated Lender shall have any obligation to grant a security interest in favour of the Collateral Agent for the benefit of the Bank or BLUSA, as aforesaid, in respect of a Subordinated Shareholder Loan made by a Subordinated Lender to a Guarantor Shareholder, so long as Subordinated Shareholder Loans made by the Subordinated Lenders to one or both Guarantor Shareholders, in the aggregate outstanding principal amount (disregarding any interest or rolled up or capitalised interest) of not less than USD 250 million, are then pledged to the Collateral Agent by way of a first priority perfected security interest in favour of the Collateral Agent for the benefit of the Bank and BLUSA to secure repayment of the Secured Obligations as described in the preceding paragraph (b) of this clause 15.19;

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and (ii) for so long as no Default has occurred or is continuing, or will occur as a result of the repayment of principal or interest on any Subordinated Shareholder Loans, a Guarantor Shareholder may repay principal and interest of a Subordinated Shareholder Loan in accordance with the provisions of the Guarantor Shareholder Subordination Agreement, provided that the principal amount (disregarding for this purpose any capitalised or rolled up interest) of outstanding advances made to one or both Guarantor Shareholders under Subordinated Shareholder Loans, shall not be less than USD 250 million after any such repayment.
15.20.	Further Assurance
The Company shall (and the Company shall procure that each Obligor shall), at its expense, promptly do all such acts or execute all such documents (including assignments, transfers, pledges, liens, charges, notices and instructions) as the Collateral Agent or the Bank may reasonably request (and in such form as the Collateral Agent may reasonably require): (a) to perfect the security created or intended to be created under or evidenced by the Security Documents and/or for the exercise of any rights, powers and remedies of the Collateral Agent, the Bank or BLUSA provided by or pursuant to the Loan Documents, the US Loan Documents or by law; and/or (b) to facilitate the realisation of the assets which are, or are intended to be, the subject of any Security Document in each case in accordance with such Security Document and Applicable Law. The Company shall also (and the Company shall procure that each Obligor shall), at its expense, take all such action (including making all filings and registrations) as may be reasonably necessary for the purpose of the creation, perfection, protection or maintenance of any security conferred or intended to be conferred on the Collateral Agent, the Bank or BLUSA by or pursuant to any Security Document.
15.21.	No Plan Obligations
Neither the Company nor any Commonly Controlled Entity (as such term is defined in the US Loan Agreement) will adopt or otherwise sponsor, maintain or incur any obligation to contribute to any Plan (as such term is defined in the US Loan Agreement), other than a Plan in existence on the date hereof and disclosed in writing by the Company to the Bank prior to the date hereof, without the prior written consent of the Bank. The Company will comply and cause each Commonly Controlled Entity to comply, in each case in all material respects, with the applicable provisions of ERISA (as such term is defined in the US Loan Agreement) and the Code (as such term is defined in the US Loan Agreement) with respect to each of its or their respective Plans.
15.22.	Certain Indebtedness of Gazit Maple
The Company shall procure that Gazit Maple shall at all times remit and pay any and all rents payable, periodic payments owing to any of its prior secured creditors (if any) and any and all Canadian statutory priority claims including, without limitation, goods and services tax, provincial retail sales tax, workers compensation remittances, employee source deductions payable to the Canada Revenue Agency (including, without limitation, income tax, pension plan contributions and employment insurance premiums) before they are overdue.

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16.	Assignment
16.1.	The Bank shall be entitled, at any time, but without derogating from the last sentence of clause 17.9 below, to assign rights and/or obligations to any of the four (4) largest banks in Israel (other than the Bank) and/or to any member of the Bank Leumi Group and/or any bank and/or financial institution incorporated in any State of the United States of America rated at least “A—” by Standard & Poor’s or “A3” by Moody’s or “A-” by Fitch or equivalent by any other internationally-recognised rating agency, in relation to the Credit or part thereof, and/or to sell participations in relation to the Credit or part thereof to any third party; provided that: (a) with respect to an assignment the Bank shall provide the Company thirty (30) days’ prior written notice (“Intended Assignment Notice”) before doing so to afford the Company the opportunity to prepay the Credit to the extent of the proposed assignment if the Company does not want to deal with any proposed assignee; and (b) if and to the extent Bank Leumi proposes to assign part (and not all) its rights and/or obligations, then the Bank shall not assign more than 49.9% (forty-nine point nine percent) of such rights and obligations and shall act as facility agent in respect of the Credit, provided the other banks (including any potential assignee, the subject of such Intended Assignment Notice) shall agree to such appointment and the terms thereof (and, in the event such other banks shall not agree to such appointment, one of such banks shall, instead, be appointed facility agent pursuant to which such bank shall carry out the customary role and duties ordinarily undertaken by a facility agent of credits similar to the Credit).

16.2.	Notwithstanding anything to contrary in these Additional Agreement, but without derogating from the last sentence of clause 17.9 below, if as a result of any participation or assignment in relation to the Credit or any part thereof the participant or assignee would incur costs, expenses or other amounts or withholding taxes would be imposed in excess of those which the Company would have been required to indemnify the Bank for had such participation or assignment not taken place (including, without limitation, pursuant to clauses 2.6 (if and to the extent applicable), 5.2.4 and 12.1 hereof), the indemnity obligations of the Company in respect of such costs, expenses or other amounts or withholding taxes shall not extend to such excess.

16.3.	The Company shall cooperate with the Bank in good faith for the purpose of enabling an assignment as described above, and for such purpose shall execute customary documents and instruments; provided, however, that the above shall not be interpreted as any agreement by the Company or any Obligor to bear any additional cost, obligation or liability. With respect to any assignment or proposed assignment as set-forth above, the Bank may disclose to any prospective or actual assignee (qualifying the criteria set-forth above) of any rights and obligations under the Loan Documents Information (hereinafter defined) in connection with such assignment; provided that any such disclosure of Information shall be subject to the prior execution by the recipient of such Information of a non-disclosure undertaking in customary form.
“Information”—all information that is currently or shall in the future be in the Bank’s possession, which, in the opinion of the Bank, is required or desirable to be disclosed to a prospective or actual assignee in connection with the assignment of the above rights and obligations only, including information regarding the Credit only, and information regarding the Collateral and undertakings which have been given and/or will be given to the Bank as security for the repayment of the credit only.
16.4.	The Company’s rights under these Additional Conditions are not assignable or transferable in any manner whatsoever to any third party.

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17.	General
17.1.	The Company shall notify the Bank forthwith of any breach or anticipated breach of any of its obligations or of the obligations of any Obligor of which the Company may become aware (including, without limitation, the occurrence of any Default or, without derogating from paragraph (c) of the recitals to these Additional Conditions, any event of default as contained in any other Loan Document) and the steps, if any, being taken to remedy any such anticipated breach or Default. Without derogating from the foregoing, in the event that the Company anticipates that any ratio referred to in clause 9.12, clause 9.13, clauses 9.18 to 9.21 (inclusive) and clause 9.23 above shall not be met, the Company shall notify the Bank forthwith.

17.2.	If: (a) any provision of, the introduction of or any change in (or in the interpretation, administration or application of) any Applicable Law or regulation; and/or (b) without derogating from clause 9.8 above, any change in the status of the Company, any Obligor or EOI or the composition of the shareholders of any of the foregoing; and/or (c) a proposed assignment or transfer by the Bank of any of its rights and/or obligations under these Additional Conditions, obliges the Bank (or, in the case of sub-paragraph (c) of this clause 17.2, any prospective assignee of the Bank) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall promptly upon the request of the Bank supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Bank in order for the Bank or, in the case of the event described in sub-paragraph (c) of this clause 17.2, any prospective assignee of the Bank, to carry out and be satisfied with the results of all necessary “know your customer” or other checks in relation to any relevant Person pursuant to the transactions contemplated in the Loan Documents.

17.3.	Without prejudice to any of the Bank’s rights in accordance with the terms of any Loan Documents and/or under any law (inter alia, without prejudice to the Bank’s rights of lien and/or set-off), in the event that the Bank’s right to demand immediate repayment of the Credit shall arise, the Bank shall endeavour (without in anyway being obliged, except to the extent required by Applicable Laws) to advise the Company and/or the US Guarantors and/or Gazit Maple of its intention to exercise its rights to sell the Pledged Shares and/or to exercise its rights in respect of any other security granted and/or to be granted by the Company and/or any third party to secure the Secured Obligations (or, in respect of the Gazit America Pledged Shares, the Company Secured Solo Obligations and the Company’s obligations under the Company Guarantee).

17.4.	To the extent permitted by law, the Bank shall have the right to review all public announcements and filings that relate to the Bank before they are made, it being clarified, for the avoidance of doubt, that the Company may disclose these Additional Conditions and any other Loan Document to the extent the same is required under Applicable Law or any stock exchange requirements applicable to the Company.

17.5.	These Additional Conditions may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this document to produce or account for more than one such counterpart. Delivery of an executed signature page of this document by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

17.6.	These Additional Conditions shall be governed by, and interpreted in accordance with, the laws of the State of Israel. Such choice of law shall, however, be without prejudice to or limitation of any other rights available to the Bank under the laws of any jurisdiction in accordance with which any of the other Loan Documents may be

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
governed. The Company acknowledges that certain of the Loan Documents, under the terms thereof, are to be governed and interpreted in accordance with the laws of the State of New York or other foreign laws, and the Company accordingly acknowledges that such documents shall not be governed by, or interpreted in accordance with, Israeli law.
17.7.	Any addition, variation, waiver of any rights under, modification or amendment to these Additional Conditions shall not be effective unless any such addition, variation, waiver, modification or amendment is in writing and signed by the Bank and the Company, provided that any addition, variation, modification or amendment to clause 1.1.80(b), clause 7.6.3, clause 7.6.4, clause 9.12, clause 9.13, clauses 9.18 to 9.21 (inclusive), clause 9.23 and clause 13.3 above made by the Bank pursuant to, or as a result of, any revision made by the Bank under clause 15.7 above may be made by the Bank without the agreement, or signature thereon, of the Company, in the manner set out in such clause 15.7 and any such addition, variation, modification or amendment arising from such notice of revision given by the Bank shall, subject to clause 15.7, become effective immediately upon the delivery of any such notice given by the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege hereunder or under any Loan Document, nor any course of dealing between the Company and the Bank, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

17.8.	If, notwithstanding the obligations of the Company and any obligations of an Obligor under any Loan Document to which it is a party (and without derogating from such obligations): (a) any sum is received (including by way of set-off in accordance with the General Terms) by the Bank in a currency (the “first currency”) other than the currency (the “second currency”) in which the relevant amount is to be paid pursuant to the relevant provisions of the relevant Loan Document; or (b) any sum due from an Obligor under a Loan Document to which it is a party or any order, judgment or award given or made in relation to any such sum, has to be converted from the second currency (being, for this purpose, the currency, pursuant to the relevant provisions of the relevant Loan Document, in which that sum is payable) into the first currency (being, for this purpose, any other currency) for the purpose of making or filing a claim or proof against that Obligor or for the purpose of obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, then: (i) such sum shall be converted into the second currency at the buying rate of the second currency for the first currency as is published by the Bank at the close of business on the date of receipt thereof; (ii) the Company shall pay the Bank all exchange commissions of the Bank and any tax, levy, compulsory payment or any other payments relating to any such conversion; and (iii) the Company shall, as a separate obligation, indemnify and hold harmless the Bank from and against any loss suffered or incurred as a result of such conversion (including, without limitation, any conversion that has to be made as referred to in paragraph (b) of this clause 17.8).

17.9.	All payments to be made by the Company under the Loan Documents shall be made free and clear of, and without deduction of, or withholding for, or on account of, any Tax. In the event that any Taxes shall be payable on, or chargeable in respect of, any such payments, then the amount or rate, as the case may be, of any such payments shall be increased respectively to such amount or rate, as the case may be, as shall, after the payment of such Taxes, leave in the hands of the Bank net amounts of any such payments at the respective amounts or rates provided for in the Loan Documents. For the purposes of this clause 17.9, “Taxes” shall mean all taxes or similar capital duties, imposts, levies, fees and charges of any kind now or hereafter imposed under the laws of any country or State other than Israeli income tax; provided that if any deduction or withholding is required to be made in respect of the Bank’s Israeli income

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Tax, including Tax on interest, the Company shall deliver to the Bank a customary evidence of payment to such authority of all amounts so deducted or withheld. For the avoidance of doubt, no withholding on account of Israeli Tax shall be made by the Company if and to the extent the Bank has a valid exemption, ruling or approval regarding the withholding (or exemption from withholding) of Israeli Tax and the Company acknowledges that, as at the date hereof, the Bank has a valid exemption from requiring the Company to make any such withholding. If the Company makes any payment under the Loan Documents in respect of which it is required to make any deduction or withholding, it shall, without derogating from the preceding provisions of this clause 17.9, pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under Applicable Law and shall deliver to the Bank, as soon as reasonably practicable after it has made such payment to the relevant authority, a customary evidence of payment to such authority of all amounts so required to be deducted or withheld in respect of such payment. In the event that following the imposition of any Tax on any payment by the Company to the Bank in consequence of which the Company is required, under the preceding provisions of this clause 17.9, to pay any additional amount in respect thereof to the Bank, and the Bank has received or been granted a repayment of Tax, or a credit against, or remission for, or deduction from, or in respect of, any Tax payable by it (any of the aforegoing, to the extent so reasonably identifiable and quantifiable, being referred to as a “saving”), the Bank shall, to the extent that it can do so without prejudice to the relevant saving, and subject to the Company’s obligation to repay the amount to the Bank, if the relevant saving is subsequently disallowed or cancelled (which repayment shall be made promptly on receipt of notice by the Company from the Bank of such disallowance or cancellation), reimburse the Company promptly after receipt of such saving by the Bank with such amount equal to the lower of: (a) the additional amount paid by the Company in respect of such Tax under the preceding provisions of this clause 17.9; and (b) the finally determined amount or value of the relevant saving. Nothing in these Additional Conditions shall interfere with the right of the Bank to arrange its Tax and other affairs in whatever manner it thinks fit and, in particular, the Bank shall not be under any obligation to claim relief from Tax on its corporate profits, or from any similar Tax liability, in respect of the Tax, or to claim relief in respect of the amount paid by the Company in priority to any other claims, reliefs, credits or deductions available to it or to disclose details of its Tax affairs. The Bank shall notify the Company in writing promptly of the receipt by it of any saving and of the amount or value of such saving. The Bank shall not be required to disclose any confidential information relating to the organisation or administration of its affairs. Notwithstanding the foregoing or anything to the contrary in these Additional Conditions, if the Bank assigns any rights to any bank or financial institution whose residency for tax purposes, according to Israeli law, is outside of Israel, or sells participations in relation to the Credit to any third party whose residency for tax purposes, according to Israeli law, is outside of Israel, pursuant to clause 16.1 above (any of the foregoing, a “Non-Israeli Lender”) and there is a requirement to withhold Taxes arising out of or in connection with that Non-Israeli Lender’s assignment or participation in the Credit or the making or maintaining by such Non-Israeli Lender of any Advance hereunder, the Company shall not be required to increase the amount of interest or any other charge payable under these Additional Conditions or any other Loan Document to off-set the withheld Taxes, provided that the Company shall, when it makes any payment hereunder, deliver to such Non-Israeli Lender a customary evidence of payment to such authority of all amounts that have been withheld or deducted from any payment made by the Company to such Non-Israeli Lender.
17.10.	All payments to be made by the Company under the Loan Documents shall be calculated and made free and clear of, and without any deduction for, or on account of, any set-off or counterclaim.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
18.	General Terms
The Bank and the Company agree that the General Terms shall apply to the terms and conditions of the Credit. For the avoidance of doubt, the Bank’s standard General Terms of Operation of a Current Debit Account (or any similar or successor document used by the Bank from time to time), as the same may, from time to time, be amended, replaced superseded or otherwise modified in accordance with the terms thereof, shall not apply to the terms and conditions of the Credit but shall continue to apply to the terms of any other loan, advance, extension of credit or other financial accommodation (including, without limitation, the Other Credit) made, or to be made, by the Bank to the Company (save to the extent as the Company and the Bank may otherwise agree under the terms of any such other loan, advance, extension of credit or other financial accommodation).
19.	Notices
19.1.	Notices in Writing
19.1.1.	Notices to be given under these Additional Conditions shall be in writing and may be given personally, by hand delivery, by facsimile, by letter or by any electronic means, provided that any Request for Disbursement, notice by the Company to the Bank pursuant to clause 2.6 above or notice to be given under clause 9 above, shall only be given by hand delivery or by any courier service.

19.1.2.	Any notice to be given to any party hereto must be given during normal business hours of the recipient to the person and at the address designated below and, if not given during normal business hours of the recipient, such notice shall be deemed to have been given at the opening of business on the next Business Day. If notice is sent by facsimile during normal business hours as aforesaid, it shall be deemed to have been served when automatic facsimile confirmation from the sending party’s fax machine of receipt by the intended recipient has been received. If notice is sent by any other electronic means as aforesaid, it shall be deemed to have been served when sent and receipt has been confirmed by the recipient.

19.1.3.	All requests, notices and other documents to be delivered by the Company pursuant to these Additional Conditions shall be delivered in the English or Hebrew language and, if the original of such documents is in another language, shall be delivered together with a certified translation into Hebrew or English.

19.1.4.	Unless otherwise specified, notices under the General Terms shall be given in accordance with clause 29 of the General Terms.
19.2.	Addresses
Any notices to be given to the Bank or the Company, not given by facsimile or other electronic means, shall be served personally on the Bank or the Company, as applicable, by hand delivery or by any courier service or served by way of prepaid express registered letter (or nearest equivalent), in each case, to its address given below or to such other address in Israel as may from time to time be notified for this purpose and any notices served by letter shall be deemed to have been served within five (5) Business Days after the time at which such notice was posted and any notice served personally, by hand delivery or by any courier service, shall be deemed to have

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
been given when received and, in proving such service, it shall be sufficient to prove that the notice was proper addressed and posted:

19.2.1.	to the Company at:	Gazit-Globe Ltd.
1 Derech Hashalom
Tel-Aviv 67892
Israel
		Facsimile:	(+972) (3) 696 1910
		Attention:	Chief Financial Officer
		E-Mail:	[_________________]

19.2.2.	to the Bank at:	Bank Leumi le—Israel B.M.
32 Yehuda Halevi Street
Tel-Aviv 65121
Israel
		Facsimile:	(+972) (3) 514 8980
		Attention:	Tal Mandil Oren
		E-Mail:	tal.mandiloren@bankleumi.co.il
Yours faithfully,
Gazit-Globe Ltd.

By:

By:

Agreed and accepted:
Bank Leumi le-Israel B.M.

By:

By:

Certificate
I, the undersigned, [________________], acting as legal counsel to Gazit-Globe Ltd. (the “Company”), hereby confirm that the Amended and Restated Additional Conditions for Granting Credits originally made on August 4, 2008, signed by the Company and Bank Leumi le—Israel B.M., was duly signed by Mr. [_________] and Mr. [_________] on behalf of the Company in accordance with the law, prior resolutions of the Company and the Memorandum and Articles of Association of the Company and that their signatures on such document bind the Company for all intent and purposes.

Dated: [________________]	(Signature) [_________________________]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Schedule A1
Reconciliation of any of EOI’s Financial Statements to IFRS
[Reconciliation to IFRS attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Schedule A2
Computation of financial ratios set out in clause 9.12, clause 9.13, clauses 9.18 to 9.21
(inclusive) and clause 9.23 and, to the extent applicable, of other amounts and ratios
[Computation of financial ratios attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
Schedule B
Compliance Certificate
To:	Bank Leumi le—Israel B.M. (“the Bank”)

From:	Gazit-Globe Ltd. (“the Company”)

Dated:	[_________]
Dear Sirs,
Re:	Compliance Certificate pursuant to the Amended and Restated Additional Conditions for Granting Credits originally made on August 4, 2008 and amended and restated on [_________] (the “Additional Conditions”)
Terms defined in the Additional Conditions have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.
In accordance with clause 15.8.7 of the Additional conditions, I, [Name of officer], being the Chief [Executive/Financial]* Officer of the Company, hereby confirm on behalf of the Company, in my capacity as Chief [Executive/Financial]* Officer of the Company and without any personal liability, as follows.
1.	The Shareholders’ Equity of the Company as of _______ [last day of the preceding Quarter or, if later, preceding Financial Year], 201X (the “Computation Date”) was NIS ____________, which is not less than NIS [***] million.

2.	[Only insert this paragraph if any the enclosed accounts/financial statements, etc. have been prepared in accordance with any New Accounting Treatment] [We confirm that New Accounting Treatment has been applied or adopted in respect of [the financial statements of [EOI] [the Company] [Gazit America]*] [the Supplemental Information Package]*] [Only insert the following if Corresponding Financial Statements are to be delivered pursuant to the Additional Conditions] [and, accordingly, pursuant to the last sentence of clause 15.7 of the Additional Conditions, Corresponding Financial Statements in respect thereof are also enclosed, together with[: (i)] an excel spreadsheet showing all adjustments that have been made in order to reconcile and prepare the relevant [financial statements][Supplemental Information Package]* in the manner as referred to in the last sentence of clause 15.7 of the Additional Conditions; and (ii) a certificate from the auditor certifying such Corresponding Financial Statements have been prepared in such manner as aforesaid]*.

3.	The ratio set forth in clause 9.18 of the Additional Conditions in respect of the [four (4) Quarters] [Financial Year]* ended on the Computation Date was ____:1, which is [not]* less than 1.25:1. The calculation of such ratio is as follows:

3.1.	the aggregate amount of cash dividends paid in respect of the EOI Pledged Shares and actually received into the relevant Securities Accounts during such period was USD __________; and

*	delete as applicable

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
3.2.	the aggregate amount of all interest payable (whether or not indeed paid) by: (i) Gazit Generation, during such period, on the BLUSA Advances; and (ii) the Company, during such period, on each Advance and any other utilisation of the Credit was USD _________.

4.	The ratio set forth in clause 9.19 of the Additional Conditions was, as of the Computation Date, ____%, which is [not]* less than 0.75 (zero point seven five), and as of ______ [last day of the Quarter preceding the Computation Date], 201X, ____%, which is [not]* more than 82.5% (eighty-two point five percent) as of both such dates. The calculation of such ratio is as follows:

4.1.	the sum of: (i) EOI Net Debt; (ii) Adjusted Gazit America Net Debt; and (iii) the Adjusted Total Unpaid Outstandings, was, as of the Computation Date, USD __________;

4.2.	the sum of: (i) EOI Real Estate Assets; and (ii) the lower of: (a) Gazit America Real Estate Assets (which was, as of the Computation Date, USD __________); and (b) 15% (fifteen percent) of the sum of Gazit America Real Estate Assets and EOI Real Estate Assets (which was, as of the Computation Date, USD __________), was, as of the Computation Date, USD __________;

4.3.	the sum of: (i) EOI Net Debt; (ii) Adjusted Gazit America Net Debt; and (iii) the Adjusted Total Unpaid Outstandings, was, as of ______ [last day of the Quarter preceding the Computation Date], 201X, USD __________; and

4.4.	the sum of: (i) EOI Real Estate Assets; and (ii) the lower of: (a) Gazit America Real Estate Assets (which was, as of ______ [last day of the Quarter preceding the Computation Date], 201X, USD __________); and (b) 15% (fifteen percent) of the sum of Gazit America Real Estate Assets and EOI Real Estate Assets (which was, as of ______, 201X, USD __________), was, as of ______, 201X, USD _________.

5.	The ratio set forth in clause 9.20.1 of the Additional Conditions was, as of, and for the [Relevant Quarter] [Financial Year]* ended on, the Computation Date, ____%, and the ratio set forth in clause 9.20.2 of the Additional Conditions was, as of, and for the [Relevant Quarter] [Financial Year]* ended on, the Computation Date, ____%, which are [not]* more than fourteen (14) and thirteen (13), respectively. The calculation of such ratios is as follows:

5.1.	the sum of EOI Net Debt and the Adjusted Total Unpaid Outstandings was, as of the Computation Date, USD __________;

5.2.	EBITDA for such [Relevant Quarter (multiplied by four (4))] [Financial Year]* was USD __________;

5.3.	Net Operating Income for such [Relevant Quarter (multiplied by four (4))] [Financial Year]* was USD __________; and

5.4.	the amount of Promote (including, to the extent reflected in EOI’s financial statements for the [Relevant Quarter] [Financial Year]* (including any notes thereto), any details and breakdown of such amount): (a) taken into account in the calculation of: (x) EBITDA; and (y) Net Operating Income; and (b) received by EOI from Unconsolidated Affiliates (as such term is defined in the definition of “EBITDA” in the Additional Conditions) and taken into account in the calculation of EBITDA and Net Operating Income, for, in respect of each of the foregoing, the [Quarter][Financial Year]* for the period ending on the Computation Date.

*	delete as applicable

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
6.	The ratio set forth in clause 9.21 of the Additional Conditions in respect of the [four (4) Quarters] [Financial Year]* ended on the Computation Date was ____:1, which is [not]* less than 1.65:1. [Only insert the following if such ratio is not specified in the Supplemental Information Package] [The calculation of such ratio is as follows:

6.1.	EBITDA for such [four (4) Quarters] [Financial Year]* was USD __________;

6.2.	EOI’s consolidated interest expense (including, without limitation, capitalized interest but excluding, for the avoidance of doubt, any interest expense satisfied by the issue of EOI Common Shares) for such [four (4) Quarters] [Financial Year]* was USD __________; and

6.3.	the aggregate amount of principal payable (whether or not indeed paid) by EOI, on a consolidated basis, in respect of Financial Indebtedness (excluding balloon payments due upon the stated maturity of such Financial Indebtedness), for such [four (4) Quarters] [Financial Year]* was USD _________.]*

7.	The ratio set forth in clause 9.23.1 of the Additional Conditions was, as of the Computation Date, ____%, which is [not]* more than 75% (seventy-five percent). The calculation of such ratio is as follows:

7.1.	the Company’s Net Financial Indebtedness was, as of the Computation Date, USD __________; and

7.2.	the Company’s total assets, less deposits of cash and cash equivalents (all as appearing in the Company’s consolidated financial statements as of such date) was, as of the Computation Date, USD _________.

8.	The ratio set forth in clause 9.23.2 of the Additional Conditions was, as of the Computation Date, ____%, which is [not]* more than 77.5% (seventy-seven point five percent). The calculation of such ratio is as follows:

8.1.	the Company’s Net Financial Indebtedness was, as of the Computation Date, USD __________; and

8.2.	the Company’s Holdings was, as of the Computation Date, USD _________.

9.	The total number of issued and outstanding shares of EOI (excluding any shares of EOI held by EOI as treasury shares) as of the Computation Date was ________.

The percentage of the Means of Control of EOI, on a Fully Diluted Basis, represented by the EOI Pledged Shares as of the Computation Date was __________.

The percentage of the Means of Control of EOI, on a Fully Diluted Basis, represented by the Qualified EOI Common Shares as of the Computation Date was _________.
10.	The following figures are used for the purpose of calculating, as of the Computation Date, the Stop Loss Limit relative to the Total Unpaid Outstanding:

10.1.	the Total Unpaid Outstandings was, as of the Computation Date, USD __________;

10.2.	the Market Value of the EOI Pledged Shares was, as of the Computation Date, USD __________;

*	delete as applicable

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
10.3.	the number of EOI Pledged Shares constituting EOI Common Shares (disregarding any Pledged Rights Offer Shares) was, as of the Computation Date, __________;

10.4.	the NAV Per EOI Share was, as of the Computation Date, USD __________;

10.5.	the Adjusted NAV Per Gazit America Share was, as of the Computation Date, USD __________;

10.6.	the amount of the Excluded Gazit America Financial Indebtedness as of the Computation Date was [______________];

10.7.	the amount of the Excluded Gazit America Real Estate Assets as of the Computation Date was [______________]; and

10.8.	the number of Gazit America Pledged Shares (taking only into account those Gazit America Pledged Shares that are common shares) was, as of the Computation Date, _________.

11.	No Change in Control has occurred in respect of the Company and/or the Guarantors and/or the Guarantor Shareholders and/or Gazit America and/or EOI.

12.	None of the US Guarantors have any Indebtedness other than Permitted Indebtednesses. The amount of the outstanding Indebtedness of each US Guarantor, as at the Computation Date, under Subordinated Shareholder Loans is USD _________.

13.	The amount of outstanding Indebtedness of each US Guarantor Shareholder, as at the Computation Date, under the Subordinated Shareholder Loans is USD ___________.

14.	As of the Computation Date, the number of the members of the Board of EOI is [______________] of which [______________] are Nominated Directors (disregarding, for this purpose, any Third Party Directed Nominated Director).

15.	No Default has occurred and is continuing.*

Signed
[Chief Financial Officer] /[Chief Executive Officer]**
GAZIT-GLOBE LTD.

*	If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

**	delete as applicable